UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017

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Ivy Variable Insurance Portfolios

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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354

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(Address of principal executive offices) (Zip code)

David F. Connor

100 Independence, 610 Market Street

Philadelphia, PA 19106-2354

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(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 523-1918

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

ITEM 1.  REPORTS TO STOCKHOLDERS.

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2021

IVY VARIABLE INSURANCE PORTFOLIOS*

Delaware Ivy VIP Asset Strategy (formerly, Ivy VIP Asset Strategy)	Class I	Class II

Delaware Ivy VIP Balanced (formerly, Ivy VIP Balanced)		Class II

Delaware Ivy VIP Energy (formerly, Ivy VIP Energy)	Class I	Class II

Delaware Ivy VIP Growth (formerly, Ivy VIP Growth)		Class II

Delaware Ivy VIP High Income (formerly, Ivy VIP High Income)	Class I	Class II

Delaware Ivy VIP International Core Equity (formerly Ivy VIP International Core Equity)		Class II

Delaware Ivy VIP Mid Cap Growth (formerly Ivy VIP Mid Cap Growth)	Class I	Class II

Delaware Ivy VIP Natural Resources (formerly, Ivy VIP Natural Resources)		Class II

Delaware Ivy VIP Science and Technology (formerly, Ivy VIP Science and Technology)	Class I	Class II

Delaware Ivy VIP Small Cap Growth (formerly, Ivy VIP Small Cap Growth)	Class I	Class II

Delaware Ivy VIP Smid Cap Core (formerly, Ivy VIP Small Cap Core)		Class II

*

Effective July 1, 2021, the name of each portfolio has been updated from Ivy VIP to Delaware Ivy VIP as indicated. In addition, effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core was updated to Delaware Ivy VIP Smid Cap Core.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios (the “VIP Portfolios”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The VIP Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY VIP

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/vip.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

2	ANNUAL REPORT	2021

CONTENTS	IVY VIP

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date. The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

2021	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2021.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 6 in Notes to Financial Statements for further information.

4	ANNUAL REPORT	2021

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Asset Strategy(a)
Class I	$1,000	$1,038.30	$3.06	$1,000	$1,022.22	$3.03	0.60%
Class II	$1,000	$1,037.00	$4.38	$1,000	$1,020.93	$4.35	0.85%
Balanced(b)
Class II	$1,000	$1,048.20	$5.12	$1,000	$1,020.19	$5.05	0.99%
Energy(c)
Class I	$1,000	$1,041.20	$4.90	$1,000	$1,020.45	$4.85	0.94%
Class II	$1,000	$1,039.90	$6.12	$1,000	$1,019.19	$6.06	1.19%
Growth(d)
Class II	$1,000	$1,130.70	$5.33	$1,000	$1,020.25	$5.05	0.99%
High Income(e)
Class I	$1,000	$1,013.10	$3.32	$1,000	$1,021.88	$3.34	0.66%
Class II	$1,000	$1,011.80	$4.63	$1,000	$1,020.63	$4.65	0.91%
International Core Equity(f)
Class II	$1,000	$1,005.30	$5.82	$1,000	$1,019.40	$5.86	1.16%
Mid Cap Growth(g)
Class I	$1,000	$1,047.40	$4.40	$1,000	$1,020.93	$4.34	0.85%
Class II	$1,000	$1,046.00	$5.63	$1,000	$1,019.67	$5.55	1.10%
Natural Resources(h)
Class II	$1,000	$1,068.60	$6.21	$1,000	$1,019.23	$6.06	1.19%
Science and Technology(i)
Class I	$1,000	$1,035.10	$4.58	$1,000	$1,020.70	$4.55	0.89%
Class II	$1,000	$1,033.80	$5.80	$1,000	$1,019.47	$5.76	1.14%
Small Cap Growth(j)
Class I	$1,000	$944.50	$4.38	$1,000	$1,020.72	$4.55	0.89%
Class II	$1,000	$943.30	$5.64	$1,000	$1,019.45	$5.86	1.14%
Smid Cap Core(k)
Class II	$1,000	$1,014.10	$5.84	$1,000	$1,019.37	$5.86	1.16%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2021, and divided by 365.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

(a)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Asset Strategy to Delaware Ivy VIP Asset Strategy.

(b)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Balanced to Delaware Ivy VIP Balanced.

(c)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Energy to Delaware Ivy VIP Energy.

2021	ANNUAL REPORT	5

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

(d)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Growth to Delaware Ivy VIP Growth.

(e)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP High Income to Delaware Ivy VIP High Income.

(f)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP International Core Equity to Delaware Ivy VIP International Core Equity.

(g)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Mid Cap Growth to Delaware Ivy VIP Mid Cap Growth.

(h)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Natural Resources to Delaware Ivy VIP Natural Resources.

(i)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Science and Technology to Delaware Ivy VIP Science and Technology.

(j)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Small Cap Growth to Delaware Ivy VIP Small Cap Growth.

(k)

Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

The above illustrations are based on ongoing costs only.

6	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP ASSET STRATEGY

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of Macquarie Investment Management Austria Kapitalanlage AG portfolio managers Stefan Löwenthal and Jürgen Wurzer and Aaron D. Young of Delaware Management Company (DMC) to join F. Chace Brundige of DMC as portfolio managers for the Portfolio. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies. All changes took effect on November 15, 2021

Below, F. Chace Brundige, Stefan Löwenthal, Jürgen Wurzer and Aaron Young, portfolio managers of Delaware Ivy VIP Asset Strategy, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Asset Strategy (Class II shares at net asset value)	10.44%
Benchmark
MSCI ACWI (All Country World Index) Index	18.54%
(generally reflects the performance of stocks in 46 developed and emerging markets)

Please note that the Portfolio returns include applicable investment fees and expense, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Risks abound, but the market shrugs

Nearly two years into one of history’s greatest human and economic shocks, we seem to be nearing the later and hopefully last phases of the COVID-19 pandemic. Yet, we are still faced with risks and lasting changes to the global corporate landscape. Some of these shifts are a direct result of the pandemic (the ultimate impact of hybrid work, sustainability of pandemic beneficiaries and recovery of losers, global travel, the supply chain, disappearance of workers in the consumer service sectors, etc.), while others have been percolating and are an indirect result of the pandemic such as the trajectory of inflation and US Federal Reserve (Fed) policy.

While these risks were well documented, by most accounts, markets were not concerned. Many major global equity indexes ended the year at or near all-time highs, fixed-income spreads remained historically tight, and volatility was generally at low levels. Much of this can be attributed to what has been impressive execution by many companies. Yes, certain service industries (airlines, hotels, restaurants, movie theatres, cruise lines, etc.) have struggled, and autos have been supply chain constrained, but many industries are thriving. Technology continues to proliferate as software companies, media, ecommerce, and semi-conductors have done well. Additionally, health care continues to advance, and industrials have been thriving as building products, machinery, and automation are in high demand. And after years of underinvestment, legacy energy businesses are experiencing a resurgence.

The year was not without challenges. Despite COVID-19 vaccine rollouts, the world was challenged with the Delta variant and the emergence of Omicron as the year ended. Areas of the emerging world were hit particularly hard, specifically India and Brazil, which faced real human crises during the Delta variant wave.

Chinese regulators took markets by surprise as they waged a battle with many of their corporate champions as they look to avoid monopolistic dynamics that could hurt small- and medium-sized businesses and consumers. The regulatory framework is still unclear, and valuations remain compressed. Inflationary pressure grew throughout the year, and the Fed became more hawkish. It appears monetary policy is shifting.

Performance review

The Portfolio posted a return in excess of 10% but underperformed its benchmark index for the fiscal year. The Portfolio had an average of roughly 62% in equities throughout the year, with equity holdings outperforming the global equity index. The strategy is run with a risk-managed approach specific to expected volatility.

Equity performance was primarily driven by stock selection in industrials and communication services, while stock selection in financials detracted from relative performance. From a country standpoint, an underweight to China and stock selection in Japan had an outsized positive impact on performance relative to the index. Conversely, an underweight allocation to the US was negative. On an individual stock basis, the top relative contributors were Intuit, Inc., Gartner Inc.,

2021	ANNUAL REPORT	7

and Seagate Technology. The Portfolio no longer holds Gartner Inc. or Seagate Technology. Intuit has continued to execute as demand for their financial management software benefitted through the pandemic. The company has an aggressive growth strategy and has made some strategic acquisitions to gain additional market share. Gartner, which had been seen as a pandemic loser due to its large conference business, was able to transition to virtual and benefitted from significantly lower costs. Seagate is a US-based computer hardware company with a majority of sales in hard disk drives (HDD). While sales stalled for several years as HDD lost share to solid state drives (SSD), HDD growth has reaccelerated with sales into cloud servers. We thought the stock was relatively cheap and bought it at an attractive entry point.

Detracting from relative performance was Ping An Insurance Group Co. of China Ltd., Sarepta Therapeutics, Inc., and our exclusion of Nvidia Corp. The Portfolio no longer holds Ping An Insurance or Sarepta Therapeutics. Ping An Insurance, a Chinese insurance company, struggled as the pandemic-related border control with Hong Kong weighed on the company’s high-growth life insurance business. Sarepta, a biopharmaceutical company, has historically been volatile. While the company has a substantial revenue stream and promising future, investor sentiment has driven large price swings over the short term. Nvidia, which has a significant presence in the index, was up more than 125% over the course of the fiscal year. We have exposure to semiconductors but did not own Nvidia as we believe the stock carries a significant valuation premium that didn’t meet our investment criteria.

The diversification portion of the Portfolio finished the year roughly in-line with investment-grade credit indices. One of the key contributors was Frontier Communications Corp. The bonds, which were opportunistically purchased in a distressed situation were ultimately converted to equity. We continued to own the equities and feel there is significant upside. Other notable areas of fixed income were energy related credits. Gold, which comprises slightly more than 5% of Portfolio assets, finished the fiscal year down 3.8%.

Outlook

As we look ahead to the new fiscal year, we begin to search for more clarity on key issues such as the pandemic, inflation, and central bank policy, and how that will translate to corporate earnings and stock valuations. However, these environments can be particularly fruitful for active managers as overblown stock reactions and volatility may allow investors to capture these opportunities. Our mandate grants us the ability to capitalize on perceived dislocations across various types of businesses. We are hard pressed to make a prediction of how heated inflation will be or when the Fed and other central banks will take action to combat it. In fact, the unpredictability of these risks reiterates our confidence in focusing on stock selection, while neutralizing non-idiosyncratic risks to the extent our investment mandate allows.

We anticipate that certain inflationary pressures will alleviate while others will remain high. However, we are unsure we can handicap those impacts looking out several years. We will keep an eye on inflationary pressures, while gearing our focus on finding opportunities that may drive growth despite outside pressure and where we see perceived significant upside to valuation. One area we believe has opportunity is emerging markets, which was weak through most of 2021. Between harsh and unfortunate COVID-19 waves, particularly in India, Brazil, and South Africa, regulation in China, governmental volatility in Brazil, and the threat of inflation/higher global interest rates, there has been a lot of bad news in emerging markets. As such, we believe it has created an opportunity to invest in strong companies at a discount. We continue to assess the emerging-market landscape.

We believe we could begin to see answers to some of the many question marks hanging over the market. But in the meantime, volatility is creating opportunistic market dislocations and, regardless of what happens through the macro lens, we remain confident in the direction we are taking the Portfolio.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Asset Strategy.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

8	ANNUAL REPORT	2021

Investing involves risk, including the possible loss of principal.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Fixed income securities and bond portfolios can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

The Portfolio may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfil their contractual obligations.

Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Asset Strategy.

2021	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP ASSET STRATEGY(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	61.7%
Information Technology	14.0%
Industrials	11.7%
Financials	8.9%
Health Care	8.0%
Consumer Discretionary	5.9%
Communication Services	5.3%
Consumer Staples	4.0%
Energy	2.8%
Utilities	0.7%
Materials	0.4%
Bullion (Gold)	5.1%
Bonds	32.3%
Corporate Debt Securities	23.6%
United States Government and Government Agency Obligations	7.8%
Asset-Backed Securities	0.6%
Other Government Securities	0.3%
Mortgage-Backed Securities	0.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Country Weightings

North America	59.1%
United States	50.2%
Other North America	3.8%
Bullion (Gold)	5.1%
Europe	24.3%
France	5.8%
Germany	5.1%
United Kingdom	5.0%
Other Europe	8.4%
Pacific Basin	12.6%
South America	1.4%
Other	0.7%
Bahamas/Caribbean	0.6%
Middle East	0.3%
Africa	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
Intuit, Inc.	United States	Information Technology	Application Software
Ingersoll-Rand, Inc.	United States	Industrials	Industrial Machinery
Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan	Information Technology	Semiconductors
Reliance Industries Ltd.	India	Energy	Oil & Gas Refining & Marketing
ORIX Corp.	Japan	Financials	Other Diversified Financial Services
Union Pacific Corp.	United States	Industrials	Railroads
Ferguson plc	Switzerland	Industrials	Trading Companies & Distributors

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a) Effective July 1, 2021, the name of Ivy VIP Asset Strategy changed to Delaware Ivy VIP Asset Strategy.

10	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP ASSET STRATEGY(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	10.72%	10.44%
5-year period ended 12-31-21	—	11.36%
10-year period ended 12-31-21	—	8.01%
Since Inception of Class through 12-31-21(3)	10.96%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP Asset Strategy changed to Delaware Ivy VIP Asset Strategy.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	11

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares		Value
Communication Services

Integrated Telecommunication Services – 2.0%
Deutsche Telekom AG, Registered Shares (A)	485		$9,009
Frontier Communications Corp. (B)	201		5,914

			14,923

Interactive Media & Services – 2.9%
Alphabet, Inc., Class A (B)	6		16,241
Baidu.com, Inc. ADR (B)	37		5,497

			21,738

Wireless Telecommunication Service – 0.4%
T-Mobile U.S., Inc. (B)	26		2,961

Total Communication Services – 5.3%			39,622
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.8%
adidas AG (A)	22		6,290

Auto Parts & Equipment – 1.0%
Aptiv plc (B)	44		7,324

Automobile Manufacturers – 0.3%
Subaru Corp. (A)	147		2,623

Internet & Direct Marketing Retail – 3.1%
Amazon.com, Inc. (B)	5		16,702
HelloFresh SE (A)(B)	81		6,260

			22,962

Leisure Facilities – 0.0%
COTA Racing & Entertainment LLC, Class B (B)	—	*	—

Leisure Products – 0.0%
Media Group Holdings LLC, Series H (B)(C)(D)(E)	32		—	*
Media Group Holdings LLC, Series T (B)(C)(D)(E)	4		—

			—	*

Total Consumer Discretionary – 5.2%			39,199
Consumer Staples

Household Products – 1.0%
Procter & Gamble Co. (The)	45		7,414

Hypermarkets & Super Centers – 0.8%
Wal-Mart Stores, Inc.	42		6,117

Packaged Foods & Meats – 1.5%
China Mengniu Dairy Co. Ltd. (A)	852		4,831
Nestle S.A., Registered Shares (A)	45		6,297

			11,128

Personal Products – 0.7%
Unilever plc (A)	103		5,495

Total Consumer Staples – 4.0%			30,154

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Exploration & Production – 1.1%
Canadian Natural Resources Ltd.	198	$8,356

Oil & Gas Refining & Marketing – 1.7%
Phillips 66	27	1,967
Reliance Industries Ltd. (A)	356	11,349

		13,316

Total Energy – 2.8%		21,672
Financials

Diversified Banks – 1.8%
BNP Paribas S.A. (A)	117	8,122
UniCredit S.p.A. (A)	331	5,086

		13,208

Financial Exchanges & Data – 0.7%
Intercontinental Exchange, Inc.	38	5,137

Investment Banking & Brokerage – 1.1%
Morgan Stanley	83	8,148

Life & Health Insurance – 0.8%
AIA Group Ltd. (A)	573	5,777

Mortgage REITs – 0.9%
AGNC Investment Corp.	458	6,888

Other Diversified Financial Services – 1.5%
ORIX Corp. (A)	533	10,876

Regional Banks – 1.2%
First Republic Bank	41	8,467

Thrifts & Mortgage Finance – 0.9%
Housing Development Finance Corp. Ltd. (A)	196	6,807

Total Financials – 8.9%		65,308
Health Care

Biotechnology – 2.0%
Genmab A.S. (A)(B)	15	6,039
Regeneron Pharmaceuticals, Inc. (B)	14	9,057

		15,096

Health Care Equipment – 1.5%
Abbott Laboratories	42	5,849
Zimmer Holdings, Inc.	44	5,590

		11,439

Managed Health Care – 1.1%
Anthem, Inc.	17	7,902

Pharmaceuticals – 3.4%
AstraZeneca plc (A)	42	4,962
Eli Lilly and Co.	27	7,484
GlaxoSmithKline plc (A)	271	5,890

COMMON STOCKS (Continued)	Shares	Value
Pharmaceuticals (Continued)
Merck KGaA (A)	27	$7,076

		25,412

Total Health Care – 8.0%		59,849
Industrials

Aerospace & Defense – 1.9%
Airbus SE (A)	66	8,380
Raytheon Technologies Corp.	68	5,866

		14,246

Construction & Engineering – 1.8%
Larsen & Toubro Ltd. (A)	287	7,323
Vinci (A)	57	6,043

		13,366

Construction Machinery & Heavy Trucks – 0.4%
Caterpillar, Inc.	14	2,975

Electrical Components & Equipment – 1.3%
Schneider Electric S.A. (A)	49	9,527

Environmental & Facilities Services – 0.8%
Waste Management, Inc.	37	6,113

Industrial Machinery – 1.7%
Ingersoll-Rand, Inc.	208	12,838

Railroads – 2.5%
Canadian Pacific Railway Ltd.	111	8,009
Union Pacific Corp.	42	10,485

		18,494

Trading Companies & Distributors – 1.3%
Ferguson plc (A)	55	9,807

Total Industrials – 11.7%		87,366
Information Technology

Application Software – 3.0%
Adobe, Inc. (B)	12	6,688
Autodesk, Inc. (B)	9	2,517
Intuit, Inc.	21	13,207

		22,412

Data Processing & Outsourced Services – 2.5%
Fiserv, Inc. (B)	75	7,807
MasterCard, Inc., Class A	10	3,677
Visa, Inc., Class A	34	7,275

		18,759

Internet Services & Infrastructure – 0.9%
VeriSign, Inc. (B)	27	6,737

Semiconductor Equipment – 0.6%
ASML Holding N.V., Ordinary Shares (A)	6	4,744

12	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 1.9%
Marvell Technology Group Ltd.	36	$3,192
Taiwan Semiconductor Manufacturing Co. Ltd. (A)	517	11,446

		14,638

Systems Software – 2.9%
Microsoft Corp.	66	22,033

Technology Hardware, Storage & Peripherals – 2.2%
Apple, Inc.	42	7,526
Samsung Electronics Co. Ltd. (A)	132	8,670

		16,196

Total Information Technology – 14.0%		105,519
Materials

Gold – 0.4%
Barrick Gold Corp.	148	2,812

Total Materials – 0.4%		2,812
Utilities

Multi-Utilities – 0.7%
E.ON AG (A)	365	5,069

Total Utilities – 0.7%		5,069

TOTAL COMMON STOCKS – 61.0%		$456,570
(Cost: $357,631)

PREFERRED STOCKS
Consumer Discretionary

Automobile Manufacturers – 0.7%
Volkswagen AG, 2.260% (A)	26	5,157

Total Consumer Discretionary – 0.7%		5,157

TOTAL PREFERRED STOCKS – 0.7%		$5,157
(Cost: $5,032)

ASSET-BACKED SECURITIES	Principal
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust, 2.450%, 10-29-26	$2,500	2,522
British Airways Pass-Through Trust, Series 2020-1A, 4.250%, 11-15-32 (F)	230	244
United Airlines Pass-Through Certificates, Series 2020-1B, 4.875%, 1-15-26	1,796	1,870

TOTAL ASSET-BACKED SECURITIES – 0.6%		$4,636
(Cost: $4,522)

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Cable & Satellite – 0.3%
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal), 1.500%, 2-15-31	$2,000	$1,890

Integrated Telecommunication Services – 1.1%
AT&T, Inc.:
2.250%, 2-1-32	1,500	1,451
3.650%, 6-1-51	2,653	2,754
Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9-14-32 (F)(G)	1,000	984
Verizon Communications, Inc., 1.500%, 9-18-30	3,000	2,818

		8,007

Total Communication Services – 1.4%		9,897
Consumer Discretionary

Apparel Retail – 0.2%
Ross Stores, Inc., 1.875%, 4-15-31	1,500	1,440

Apparel, Accessories & Luxury Goods – 0.4%
PVH Corp., 4.625%, 7-10-25	2,000	2,180
VF Corp., 2.800%, 4-23-27	500	523

		2,703

Automobile Manufacturers – 0.3%
Nissan Motor Co. Ltd.:
4.345%, 9-17-27 (F)	978	1,057
4.810%, 9-17-30 (F)	1,098	1,229

		2,286

Automotive Retail – 0.3%
7-Eleven, Inc., 1.300%, 2-10-28 (F)	2,000	1,906

Casinos & Gaming – 0.3%
Genting New York LLC and Genny Capital, Inc., 3.300%, 2-15-26 (F)	1,250	1,239
Sands China Ltd., 2.300%, 3-8-27 (F)	1,000	942

		2,181

General Merchandise Stores – 0.3%
Dollar General Corp., 3.500%, 4-3-30	2,000	2,164

Home Improvement Retail – 0.1%
Home Depot, Inc. (The), 1.875%, 9-15-31	1,000	985

Hotels, Resorts & Cruise Lines – 0.3%
GENM Capital Labuan Ltd., 3.882%, 4-19-31 (F)	2,000	1,952

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 1.1%
Alibaba Group Holding Ltd., 2.125%, 2-9-31	$2,000	$1,933
Amazon.com, Inc.:
1.500%, 6-3-30	654	634
2.500%, 6-3-50	218	208
Expedia Group, Inc., 3.800%, 2-15-28	1,000	1,070
Meituan, 2.125%, 10-28-25 (F)	2,439	2,352
Prosus N.V., 3.832%, 2-8-51 (F)	2,500	2,338

		8,535

Leisure Facilities – 0.1%
Circuit of the Americas LLC, Series D, 0.000%, 10-2-23 (H)	3,642	637

Total Consumer Discretionary – 3.4%		24,789
Consumer Staples

Brewers – 0.1%
Anheuser-Busch InBev Worldwide, Inc. (GTD by AB INBEV/BBR/COB), 3.500%, 6-1-30	430	472

Drug Retail – 0.3%
CVS Health Corp., 1.300%, 8-21-27	2,000	1,940

Food Retail – 0.4%
Alimentation Couche-Tard, Inc., 2.950%, 1-25-30 (F)	3,000	3,102

Packaged Foods & Meats – 0.4%
BRF GmbH, 2.277%, 1-20-32 (F)	2,000	1,929
Nestle Holdings, Inc., 1.875%, 9-14-31 (F)	1,000	984

		2,913

Tobacco – 0.4%
Altria Group, Inc. (GTD by Philip Morris USA, Inc.), 3.700%, 2-4-51	3,000	2,802

Total Consumer Staples – 1.6%		11,229
Energy

Integrated Oil & Gas – 0.1%
Petronas Capital Ltd., 3.500%, 4-21-30 (F)	432	468

Oil & Gas Exploration & Production – 0.9%
Empresa Nacional del Petroleo, 3.450%, 9-16-31 (F)	1,000	954
Harvest Operations Corp., 1.000%, 4-26-24 (F)	1,000	994
Qatar Petroleum, 3.125%, 7-12-41 (F)	1,000	1,013

2021	ANNUAL REPORT	13

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
Santos Finance Ltd., 3.649%, 4-29-31 (F)	$1,000	$1,019
Saudi Arabian Oil Co.:
1.625%, 11-24-25 (F)	940	936
2.250%, 11-24-30 (F)	1,210	1,180

		6,096

Oil & Gas Refining & Marketing – 0.6%
Petroleos del Peru S.A., 5.625%, 6-19-47	2,000	1,983
Valero Energy Corp., 2.150%, 9-15-27	2,102	2,096

		4,079

Oil & Gas Storage & Transportation – 0.7%
Galaxy Pipeline Assets BidCo Ltd.:
2.160%, 3-31-34 (F)	2,000	1,965
2.625%, 3-31-36 (F)	1,500	1,469
Williams Partners L.P., 5.100%, 9-15-45	1,500	1,848

		5,282

Total Energy – 2.3%		15,925
Financials

Asset Management & Custody Banks – 0.7%
Ares Capital Corp., 2.150%, 7-15-26	2,000	1,975
Citadel Finance LLC, 3.375%, 3-9-26 (F)	2,500	2,498
Temasek Financial I Ltd., 1.625%, 8-2-31 (F)	1,000	970

		5,443

Diversified Banks – 6.5%
Australia and New Zealand Banking Group Ltd., 2.570%, 11-25-35 (F)	1,881	1,803
Banco de Credito del Peru:
3.125%, 7-1-30 (F)	1,938	1,917
3.250%, 9-30-31 (F)(G)	2,000	1,978
Banco Santander S.A.:
5.375%, 4-17-25 (F)	702	767
1.849%, 3-25-26	2,000	1,993
1.722%, 9-14-27	1,000	982
BNP Paribas S.A., 4.625%, 3-13-27 (F)	3,610	4,004
Credit Agricole S.A.:
1.907%, 6-16-26 (F)	2,657	2,664
8.125%, 3-23-69 (F)	2,000	2,376
DNB Bank ASA, 1.535%, 5-25-27 (F)	1,500	1,480
HSBC Holdings plc:
2.206%, 8-17-29	1,000	981
6.375%, 3-17-69	2,000	2,148
4.600%, 6-17-69	1,101	1,103
ING Groep N.V.:
6.875%, 12-29-49	2,681	2,728
3.875%, 11-16-69	1,000	954
4.250%, 11-16-69	1,000	945

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Intesa Sanpaolo S.p.A.:
3.250%, 9-23-24	$700	$729
3.875%, 7-14-27	2,351	2,496
Nordea Bank AB, 3.750%, 3-1-69 (F)	1,000	950
Societe Generale S.A.:
1.488%, 12-14-26 (F)	2,000	1,949
1.792%, 6-9-27 (F)	1,000	979
Standard Chartered plc, 4.300%, 2-19-27 (F)	3,000	3,210
Svenska Handelsbanken AB, 4.750%, 3-1-69	2,000	2,080
Swedbank AB, 5.625%, 3-17-69	2,000	2,136
UniCredit S.p.A.:
2.569%, 9-22-26 (F)	2,200	2,198
5.459%, 6-30-35 (F)	1,000	1,090
Wells Fargo & Co., 3.900%, 3-15-69	1,500	1,542

		48,182

Diversified Capital Markets – 0.8%
Africa Finance Corp., 2.875%, 4-28-28 (F)	1,000	994
Credit Suisse Group AG, 2.193%, 6-5-26 (F)	1,654	1,665
Deutsche Bank AG, 2.129%, 11-24-26	2,000	1,998
UBS Group AG, 2.095%, 2-11-32 (F)	1,500	1,453

		6,110

Investment Banking & Brokerage – 0.5%
Charles Schwab Corp. (The), 4.000%, 6-1-69	2,000	2,043
Macquarie Bank Ltd., 3.624%, 6-3-30 (F)	436	455
Morgan Stanley, 2.484%, 9-16-36	1,500	1,446

		3,944

Life & Health Insurance – 0.2%
AIA Group Ltd.:
3.375%, 4-7-30 (F)	540	584
3.200%, 9-16-40 (F)	1,098	1,130

		1,714

Other Diversified Financial Services – 0.3%
Citigroup, Inc., 1.122%, 1-28-27	2,500	2,436

Specialized Finance – 0.3%
LSEGA Financing plc, 1.375%, 4-6-26 (F)	2,000	1,962

Total Financials – 9.3%		69,791

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care

Pharmaceuticals – 0.5%
AbbVie, Inc., 3.200%, 11-21-29	$2,000	$2,141
Fresenius Medical Care U.S. Finance III, Inc., 1.875%, 12-1-26 (F)	1,500	1,485

		3,626

Total Health Care – 0.5%		3,626
Industrials

Aerospace & Defense – 0.4%
Boeing Co. (The):
4.875%, 5-1-25	1,083	1,186
5.150%, 5-1-30	758	884
5.805%, 5-1-50	429	582
Leidos, Inc. (GTD by Leidos Holdings, Inc.), 3.625%, 5-15-25	326	347

		2,999

Airlines – 0.4%
Aeropuerto Internacional de Tocumen, 4.000%, 8-11-41 (F)	1,000	1,020
Southwest Airlines Co., 5.250%, 5-4-25	2,042	2,270

		3,290

Airport Services – 0.3%
Airport Authority Hong Kong, 1.625%, 2-4-31 (F)	2,000	1,931

Highways & Railtracks – 0.1%
Transurban Finance Co. Pty Ltd., 2.450%, 3-16-31 (F)	611	606

Total Industrials – 1.2%		8,826
Information Technology

Application Software – 0.0%
Autodesk, Inc., 2.400%, 12-15-31	95	95

Data Processing & Outsourced Services – 0.3%
PayPal Holdings, Inc., 2.300%, 6-1-30	2,000	2,033

Internet Services & Infrastructure – 0.3%
Baidu, Inc., 1.720%, 4-9-26	1,970	1,949

Semiconductors – 0.4%
Broadcom, Inc., 1.950%, 2-15-28 (F)	1,500	1,484
Taiwan Semiconductor Manufacturing Co. Ltd., 1.375%, 9-28-30 (F)	1,318	1,225

		2,709

14	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Systems Software – 0.1%
VMware, Inc., 3.900%, 8-21-27	$500	$545

Technology Hardware, Storage & Peripherals – 0.4%
Apple, Inc.:
2.400%, 8-20-50	878	827
2.650%, 2-8-51	2,000	1,972

		2,799

Total Information Technology – 1.5%		10,130
Materials

Commodity Chemicals – 0.2%
Orbia Advance Corp. S.A.B. de C.V., 1.875%, 5-11-26 (F)	1,600	1,578

Diversified Metals & Mining – 0.4%
Glencore Funding LLC:
1.625%, 9-1-25 (F)	659	653
2.500%, 9-1-30 (F)	1,537	1,490
Teck Resources Ltd., 3.900%, 7-15-30	1,000	1,076

		3,219

Gold – 0.0%
Newmont Corp., 2.600%, 7-15-32	75	75

Paper Products – 0.1%
Suzano Austria GmbH, 2.500%, 9-15-28	600	580

Total Materials – 0.7%		5,452
Real Estate

Industrial REITs – 0.6%
Aircastle Ltd., 5.250%, 8-11-25 (F)	1,466	1,613
Avolon Holdings Funding Ltd., 2.750%, 2-21-28 (F)	2,500	2,455

		4,068

Total Real Estate – 0.6%		4,068
Utilities

Electric Utilities – 1.0%
Chile Electricity PEC S.p.A., 0.000%, 1-25-28 (F)(H)	1,000	817
Comision Federal de Electricidad, 3.875%, 7-26-33 (F)	1,000	984
FEL Energy VI S.a.r.l., 5.750%, 12-1-40 (F)	1,930	1,937
NextEra Energy Capital Holdings, Inc. (GTD by NextEra Energy, Inc.), 3.000%, 1-15-52	170	170
NRG Energy, Inc.:
2.000%, 12-2-25 (F)	1,100	1,108
2.450%, 12-2-27 (F)	110	109

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Virginia Electric and Power Co., Series A, 2.450%, 12-15-50	$2,500	$2,310

		7,435

Multi-Utilities – 0.1%
Pacific Gas and Electric Co., 3.000%, 6-15-28	1,154	1,163

Total Utilities – 1.1%		8,598

TOTAL CORPORATE DEBT SECURITIES – 23.6%		$172,331
(Cost: $177,192)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.0%
Merrill Lynch Mortgage Investors Trust, Series 1998-C1, Class F, 6.250%, 11-15-26 (I)	126	127

TOTAL MORTGAGE-BACKED SECURITIES – 0.0%		$127
(Cost: $127)

OTHER GOVERNMENT SECURITIES (J)
Mexico – 0.2%
United Mexican States, 5.000%, 4-27-51	1,500	1,706

Peru – 0.1%
Republic of Peru, 3.000%, 1-15-34	1,000	999

TOTAL OTHER GOVERNMENT SECURITIES – 0.3%		$2,705
(Cost: $2,743)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 6.3%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO:
0.638%, 11-25-29 (K)	2,022	92
1.328%, 6-25-30 (K)	1,795	176
4.500%, 1-15-43 (K)	2,828	446
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 615 bps), 6.040%, 11-15-47 (K)(L)	1,426	229
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index), 3.536%, 12-25-49 (F)(L)	2,751	2,916

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index), 3.852%, 2-25-51 (F)(L)	$600	$646
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates:
1.500%, 11-1-50	1,636	1,586
2.500%, 1-1-51	1,717	1,755
Federal National Mortgage Association Agency REMIC/CMO:
4.500%, 10-25-40 (K)	1,480	231
4.500%, 5-25-47 (K)	1,341	212
5.000%, 3-25-49 (K)	952	161
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 562 bps), 5.518%, 6-25-45 (K)(L)	2,766	470
Federal National Mortgage Association Agency REMIC/CMO (1-Month U.S. LIBOR plus 625 bps):
6.018%, 4-25-45 (K)(L)	1,353	272
5.998%, 4-25-46 (K)(L)	3,200	513
5.998%, 8-25-46 (K)(L)	3,310	553
6.148%, 6-25-48 (K)(L)	6,585	1,108
Federal National Mortgage Association Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index), 2.784%, 2-25-27 (L)	1,885	1,992
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
2.500%, 4-1-36	2,585	2,679
3.500%, 8-1-48	4,953	5,267
3.500%, 11-1-49	5,133	5,487
2.500%, 7-1-50	4,063	4,179
3.000%, 8-1-50	888	934
2.000%, 12-1-50	3,471	3,466
2.000%, 1-1-51	2,737	2,742
2.000%, 10-1-51	3,575	3,568
Government National Mortgage Association Fixed Rate Pass-Through Certificates, 3.500%, 6-20-50	5,217	5,434

		47,114

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 6.3%		$47,114
(Cost: $47,951)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 1.5%
U.S. Treasury Bonds, 0.875%, 11-15-30	2,100	1,997

2021	ANNUAL REPORT	15

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
U.S. Treasury Notes:
0.750%, 12-31-23	$230	$230
1.000%, 12-15-24	7,200	7,209
1.125%, 2-15-31	1,900	1,844

		11,280

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 1.5%		$11,280
(Cost: $11,350)
BULLION – 5.1%	Troy Ounces
Gold (D)	21	37,831

(Cost: $25,265)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (N) – 0.7%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (M)	303	$303
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	4,611	4,611

		4,914

TOTAL SHORT-TERM SECURITIES – 0.7%		$4,914
(Cost: $4,914)

TOTAL INVESTMENT SECURITIES – 99.8%		$742,665
(Cost: $636,727)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.2%		1,411

NET ASSETS – 100.0%		$744,076

Notes to Consolidated Schedule of Investments

*	Not shown due to rounding.

(A)	Listed on an exchange outside the United States.

(B)	No dividends were paid during the preceding 12 months.

(C)	Restricted securities. At December 31, 2021, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares	Cost	Value
Media Group Holdings LLC, Series H	8-29-13 to 10-31-13	32	$22,268	$–	*
Media Group Holdings LLC, Series T	7-2-13 to 1-23-15	4	8,413	–

			$30,681	$–	*

The total value of these securities represented 0.0% of net assets at December 31, 2021.

(D)	Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Portfolio and consolidated as described in Note 5 of the Notes to Financial Statements.

(E)	Securities whose value was determined using significant unobservable inputs.

(F)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $93,389 or 12.6% of net assets.

(G)	All or a portion of securities with an aggregate value of $295 are on loan.

(H)	Zero coupon bond.

(I)

Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Date shown represents the date that the variable rate resets. Description of the reference rate and spread, if applicable, are included in the security description.

(J)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(K)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(L)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(M)	Investment made with cash collateral received from securities on loan.

(N)	Rate shown is the annualized 7-day yield at December 31, 2021.

16	ANNUAL REPORT	2021

CONSOLIDATED SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ASSET STRATEGY (in thousands)

DECEMBER 31, 2021

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$30,613	$9,009	$—
Consumer Discretionary	24,026	15,173	—	*
Consumer Staples	23,857	6,297	—
Energy	21,672	—	—
Financials	49,346	15,962	—
Health Care	46,734	13,115	—
Industrials	87,366	—	—
Information Technology	85,403	20,116	—
Materials	2,812	—	—
Utilities	—	5,069	—
Total Common Stocks	$371,829	$84,741	$—	*
Preferred Stocks	—	5,157	—
Asset-Backed Securities	—	4,636	—
Corporate Debt Securities	—	172,331	—
Mortgage-Backed Securities	—	127	—
Other Government Securities	—	2,705	—
United States Government Agency Obligations	—	47,114	—
United States Government Obligations	—	11,280	—
Bullion	37,831	—	—
Short-Term Securities	4,914	—	—
Total	$414,574	$328,091	$—	*

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

OTC = Over the Counter

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

Country Diversification
(as a % of net assets)
United States	50.2%
France	5.8%
Germany	5.1%
United Kingdom	5.0%
India	3.4%
Canada	3.2%
Switzerland	2.5%
Japan	2.2%

Country Diversification (Continued)

China	1.9%
Italy	1.6%
Taiwan	1.6%
Netherlands	1.5%
Hong Kong	1.3%
South Korea	1.2%
Peru	1.0%
Other Countries	6.5%
Other+	6.0%

+Includes gold bullion, options, cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	17

MANAGEMENT DISCUSSION	DELAWARE IVY VIP BALANCED

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of Macquarie Investment Management Austria Kapitalanlage portfolio managers Stefan Löwenthal and Jürgen Wurzer, along with Aaron D. Young of Delaware Management Company, as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. All changes took effect on November 15, 2021.

As of November 15, 2021, the Portfolio changed its fixed-income primary broad-based securities index to the Bloomberg US Aggregate Bond Index from the Bloomberg US Government/Credit Index. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies.

Below, Stefan Löwenthal, Jürgen Wurzer, and Aaron D. Young, co-portfolio managers of Delaware Ivy VIP Balanced, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Balanced (Class II shares at net asset value)	15.97%
Benchmarks
S&P 500 Index	28.71%
(Generally reflects the performance of large- and medium-sized U.S. stocks)
Bloomberg US Aggregate Bond Index	-1.54%
(Generally reflects the performance of securities in the bond market)
Bloomberg US Government/Credit Index	-1.75%
(Generally reflects the performance of securities in the bond market)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Global economic activity continued its astounding rebound from the pandemic shock and exceeded expectations in the first half of the reporting year. However, it was not entirely a quiet ride. Equity volatility increased during the third quarter as growth slowed and fiscal stimulus expectations were disappointing. Amidst this growth slowdown, stagflation concerns grew as inflation increased, largely driven by supply chain issues, bottlenecks, and shortages. Despite this volatility, the market climbed higher through the fourth quarter of 2021 as growth remained robust and many potential risk factors were avoided. The US circumvented a debt crisis at the last moment, per the usual script, and simultaneously avoided significant tax hikes, which at one point seemed a quite likely threat to corporate profits and potentially consumption. And although the market did not get the entirety of the fiscal stimulus package once promised, that may have been a positive in terms of not creating additional inflationary pressures.

The evolution of the pandemic continues to have a significant influence on risk appetite in financial markets and despite worrying mutations in the virus and continued spread of cases, the vaccines remain a robust tool in response to the crisis. Vaccine approvals were recently extended to younger age groups and the rollout of booster shots enhanced protection for older demographics. Each subsequent wave of COVID-19 infections has inflicted less severe human, economic, and market damage as vaccines remain highly effective in reducing severe outcomes and populations have increasing resilience from both prior infections and inoculations. Following the dramatic surge in US economic activity from the depths of the crisis, monetary policy is now shifting, globally. Many central banks have already hiked policy interest rates and are either discussing or actively in the process of tapering quantitative easing (QE) purchases and discussing plans to actively reduce assets held on balance sheets. In the US, The Federal Reserve Bank (Fed) has begun tapering its QE program and although tapering is not tightening, per se, the Fed has guided market expectations for several interest rate hikes in 2022.

All said, US economic activity and corporate earnings have remained robust, inflationary pressures in supply chains have eased (although others like labor and housing are rising), and central banks are gradually normalizing monetary policy as the global economy pushes past the extreme shock of the pandemic and returns to a more normal regime where extreme policy stimulus is no longer prudent nor desirable.

18	ANNUAL REPORT	2021

Equity markets vastly outperformed fixed-income markets with developed markets outperforming emerging markets and the US significantly outperforming other developed markets. China was a distinct outlier, with significant underperformance because of its stringent “zero COVID-19” policy and various disruptive regulatory actions in technology and property sectors. Energy along with other cyclical sectors outperformed defensive sectors such as consumer staples, utilities, and telecommunications. Fixed-income markets were more challenging. Investment grade returns were primarily driven by duration exposures as expectations for tighter central bank monetary policy lifted interest rates and credit spreads did little to offset that headwind. The high yield bond market outperformed investment grade due to lower interest-rate sensitivity and a more significant narrowing of credit spreads in these riskier assets. From a currency perspective, US dollar (USD) strength was the dominant theme with many non-USD linked emerging market (EM) currencies exhibiting significant weakness.

Contributors and detractors

The Portfolio finished the year with a strong, positive return. The Portfolio’s equity benchmark (S&P 500 Index) return exceeded 28.71% but the fixed-income benchmark (Bloomberg US Aggregate Bond Index) return declined -1.54% on the reporting year as interest rates rose. The performance of the Portfolio reflects the mix of returns in the underlying assets during the reporting period and the allocation weightings.

The Portfolio benefitted from an allocation overweight to equity securities during the reporting period. Within the equity portion of the Portfolio, the most significant contributors to relative performance were sector overweight allocations to financials and energy and positive security selection, which led to outperformance within the industrials and communication services sectors. The most significant detractors to relative performance were negative security selection in the information technology, healthcare, and consumer discretionary sectors.

The relative performance of the Portfolio also benefitted from an allocation underweight to fixed-income securities and outperformance within the fixed-income portion of the Portfolio.

Outlook

In the coming year, we think the global economy is likely to continue transitioning from unsustainably high growth to a slower and more sustainable level, supported by moderate corporate earnings growth and buffered by strong consumer and corporate balance sheets.

Inflationary forces are expected to be manageable as transitory pressures abate. However, the future path of inflation data and the Fed’s response to it will be critical to engineering a soft landing. We believe labor force participation rates and productivity dynamics will be pivotal in determining what level of growth can be sustained without forcing excessively tight monetary policy.

Of course, the pandemic remains a key risk factor. Although higher rates of vaccination and natural immunity may be approaching critical mass in many geographies, which hopefully mitigates the risk of overwhelming healthcare systems.

With tapering commencing and tightening soon on the way, we believe the market may be forced to reckon with higher discount rates, which have already proven to be a headwind for equity valuations. However, recessions and market corrections do not typically begin at the start of rate-hike cycles but rather generally when earnings decline. And although the rate of earnings growth is slowing, it remains positive. Additionally, the consensus currently expects the federal funds rate to remain lower than pre-crisis, 2019 levels for the next two years

We think equity valuations remain a risk factor as many measures significantly exceed historical averages and have likely peaked, given the shift in monetary policy. Equity multiples typically decline during tightening cycles, but we think the asset class can still produce positive returns if inflation remains moderate and interest rates stay relatively low.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Balanced.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

2021	ANNUAL REPORT	19

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Fixed-income securities are subject to interest rate risk and, as such, the net asset value of the Portfolio may fall as interest rates rise. The lower-rated securities in which the Portfolio may invest may carry greater risk of nonpayment of interest or principal then higher-rated bonds. In addition to the risks typically associated with fixed-income securities, loan participations in which the Portfolio may invest carry other risks, including the risk of insolvency of the lending bank or other intermediary.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Balanced.

20	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP BALANCED(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	68.0%
Information Technology	18.2%
Financials	14.5%
Health Care	8.8%
Consumer Discretionary	6.9%
Industrials	6.0%
Communication Services	5.0%
Consumer Staples	3.6%
Materials	2.4%
Utilities	1.6%
Energy	1.0%
Bonds	31.0%
United States Government and Government Agency Obligations	19.7%
Corporate Debt Securities	11.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.0%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Costco Wholesale Corp.	Consumer Staples	Hypermarkets & Super Centers
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
TE Connectivity Ltd.	Information Technology	Electronic Manufacturing Services
CME Group, Inc.	Financials	Financial Exchanges & Data
Danaher Corp.	Health Care	Life Sciences Tools & Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Balanced changed to Delaware Ivy VIP Balanced.

2021	ANNUAL REPORT	21

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP BALANCED(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	15.97%
5-year period ended 12-31-21	11.73%
10-year period ended 12-31-21	10.16%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Balanced changed to Delaware Ivy VIP Balanced.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

+ As of November 15, 2021, the Portfolio changed its fixed-income primary broad-based securities index to the Bloomberg U.S. Aggregate Bond Index from theBloomberg U.S. Gov/Credit Index. The Portfolio elected to use the new index because it more closely reflects the Portfolio’s investment strategies. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP BALANCED (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Cable & Satellite – 0.7%
Charter Communications, Inc., Class A (A)	3	$1,825

Interactive Home Entertainment – 0.7%
Take-Two Interactive Software, Inc. (A)	11	1,877

Interactive Media & Services – 3.2%
Alphabet, Inc., Class A (A)	2	5,383
Alphabet, Inc., Class C (A)	1	3,293

		8,676

Movies & Entertainment – 0.4%
Netflix, Inc. (A)	2	1,218

Total Communication Services – 5.0%		13,596
Consumer Discretionary

Auto Parts & Equipment – 1.5%
Aptiv plc (A)	25	4,113

Automotive Retail – 1.0%
AutoZone, Inc. (A)	1	2,713

Footwear – 1.1%
NIKE, Inc., Class B	19	3,096

Homebuilding – 1.1%
D.R. Horton, Inc.	27	2,902

Internet & Direct Marketing Retail – 2.2%
Amazon.com, Inc. (A)	2	6,058

Total Consumer Discretionary – 6.9%		18,882
Consumer Staples

Food Distributors – 1.6%
Sysco Corp.	54	4,272

Hypermarkets & Super Centers – 2.0%
Costco Wholesale Corp.	9	5,385

Total Consumer Staples – 3.6%		9,657
Financials

Asset Management & Custody Banks – 4.1%
Artisan Partners Asset Management, Inc.	53	2,505
Blackstone Group, Inc. (The), Class A	32	4,188
KKR & Co.	62	4,592

		11,285

Consumer Finance – 1.3%
American Express Co.	22	3,622

Financial Exchanges & Data – 2.7%
CME Group, Inc.	22	4,970

COMMON STOCKS (Continued)	Shares	Value
Financial Exchanges & Data (Continued)
Intercontinental Exchange, Inc.	17	$2,281

		7,251

Insurance Brokers – 1.0%
Aon plc	9	2,760

Investment Banking & Brokerage – 2.2%
Charles Schwab Corp. (The)	26	2,221
Morgan Stanley	38	3,685

		5,906

Other Diversified Financial Services – 1.6%
JPMorgan Chase & Co.	27	4,322

Property & Casualty Insurance – 0.7%
Progressive Corp. (The)	18	1,841

Total Financials – 13.6%		36,987
Health Care

Health Care Facilities – 1.0%
HCA Holdings, Inc.	11	2,817

Life Sciences Tools & Services – 1.8%
Danaher Corp.	15	4,788

Managed Health Care – 2.7%
UnitedHealth Group, Inc.	15	7,424

Pharmaceuticals – 3.3%
Eli Lilly and Co.	17	4,631
Zoetis, Inc.	18	4,315

		8,946

Total Health Care – 8.8%		23,975
Industrials

Aerospace & Defense – 1.3%
Airbus SE ADR	114	3,639

Agricultural & Farm Machinery – 0.9%
Deere & Co.	7	2,471

Railroads – 1.5%
Union Pacific Corp.	16	3,921

Research & Consulting Services – 0.8%
TransUnion	19	2,271

Trading Companies & Distributors – 1.5%
United Rentals, Inc. (A)	12	4,056

Total Industrials – 6.0%		16,358
Information Technology

Application Software – 0.2%
Autodesk, Inc. (A)	2	619

Data Processing & Outsourced Services – 3.1%
Fiserv, Inc. (A)	31	3,191

COMMON STOCKS (Continued)	Shares	Value
Data Processing & Outsourced Services (Continued)
MasterCard, Inc., Class A	15	$5,262

		8,453

Electronic Manufacturing Services – 1.9%
TE Connectivity Ltd.	32	5,140

Internet Services & Infrastructure – 0.9%
VeriSign, Inc. (A)	9	2,372

Semiconductors – 3.0%
Marvell Technology Group Ltd.	17	1,504
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	27	3,285
Texas Instruments, Inc.	17	3,194

		7,983

Systems Software – 5.9%
Microsoft Corp.	48	16,007

Technology Hardware, Storage & Peripherals – 3.2%
Apple, Inc.	49	8,653

Total Information Technology – 18.2%		49,227
Materials

Industrial Gases – 1.3%
Linde plc	10	3,511

Specialty Chemicals – 1.1%
Sherwin-Williams Co. (The)	8	2,890

Total Materials – 2.4%		6,401
Utilities

Electric Utilities – 1.6%
NextEra Energy, Inc.	46	4,328

Total Utilities – 1.6%		4,328

TOTAL COMMON STOCKS – 66.1%		$179,411
(Cost: $154,772)

Registered Investment Companies – 0.9%
iShares Core S&P 500 ETF	5	2,433

TOTAL INVESTMENT FUNDS – 0.9%		$2,433
(Cost: $2,402)

PREFERRED STOCKS
Energy

Oil & Gas Exploration & Production – 1.0%
Targa Resources Corp.,
9.500% (B)	2	2,596

Total Energy – 1.0%		2,596

TOTAL PREFERRED STOCKS – 1.0%		$2,596
(Cost: $2,580)

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP BALANCED (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Communication Services

Alternative Carriers – 0.1%
Bell Canada (GTD by BCE, Inc.),
4.300%, 7-29-49	$120	$146

Cable & Satellite – 0.5%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.,
3.850%, 4-1-61	225	213
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal),
4.250%, 10-15-30	450	520
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.450%, 2-1-50	675	723

		1,456

Integrated Telecommunication Services – 0.5%
AT&T, Inc.,
3.500%, 9-15-53	500	505
Sprint Corp.,
7.875%, 9-15-23	315	347
Verizon Communications, Inc.,
4.500%, 8-10-33	500	589

		1,441

Movies & Entertainment – 0.2%
Walt Disney Co. (The),
2.750%, 9-1-49	500	485

Wireless Telecommunication Service – 0.1%
T-Mobile USA, Inc.,
3.875%, 4-15-30	290	317

Total Communication Services – 1.4%		3,845
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 0.2%
PVH Corp.,
4.625%, 7-10-25	350	382

Automotive Retail – 0.1%
AutoNation, Inc.,
2.400%, 8-1-31	300	289

Footwear – 0.1%
NIKE, Inc.,
3.250%, 3-27-40	120	131

Home Improvement Retail – 0.3%
Home Depot, Inc. (The),
3.350%, 4-15-50	700	765

Homebuilding – 0.1%
NVR, Inc.,
3.000%, 5-15-30	400	416

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Internet & Direct Marketing Retail – 0.1%
Expedia Group, Inc.,
6.250%, 5-1-25 (C)	$159	$180

Total Consumer Discretionary – 0.9%		2,163
Consumer Staples

Brewers – 0.0%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2-1-36	150	181

Drug Retail – 0.1%
CVS Health Corp.,
5.050%, 3-25-48	180	236

Packaged Foods & Meats – 0.4%
Hormel Foods Corp.,
3.050%, 6-3-51	535	570
Nestle Holdings, Inc.,
4.000%, 9-24-48 (C)	380	468

		1,038

Soft Drinks – 0.2%
Coca-Cola Co. (The),
2.250%, 1-5-32	600	611

Total Consumer Staples – 0.7%		2,066
Energy

Oil & Gas Exploration & Production – 0.2%
EQT Corp.,
6.625%, 2-1-25 (D)	500	565

Oil & Gas Storage & Transportation – 0.0%
Cheniere Energy Partners L.P.,
3.250%, 1-31-32 (C)	120	121

Total Energy – 0.2%		686
Financials

Asset Management & Custody Banks – 0.7%
Apollo Management Holdings L.P.,
2.650%, 6-5-30 (C)	425	429
Blackstone Holdings Finance Co. LLC,
2.000%, 1-30-32 (C)	325	313
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8-25-50 (C)	350	367
National Securities Clearing Corp.,
1.500%, 4-23-25 (C)	350	353
Owl Rock Capital Corp.,
4.250%, 1-15-26	375	395

		1,857

Consumer Finance – 0.2%
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.450%, 4-10-22	250	251

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance (Continued)
3.700%, 5-9-23	$150	$154

		405

Diversified Banks – 0.3%
Bank of America Corp.,
2.482%, 9-21-36	400	388
Wells Fargo & Co.,
2.572%, 2-11-31	290	296

		684

Financial Exchanges & Data – 0.1%
Intercontinental Exchange, Inc.,
2.100%, 6-15-30	260	258

Investment Banking & Brokerage – 0.2%
Goldman Sachs Group, Inc. (The),
1.992%, 1-27-32	360	345
Morgan Stanley,
2.484%, 9-16-36	120	116

		461

Life & Health Insurance – 0.2%
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (C)	500	566

Multi-Line Insurance – 0.2%
Aon Corp. (GTD by Aon plc),
2.800%, 5-15-30	525	542

Other Diversified Financial Services – 0.8%
Citigroup, Inc.,
6.250%, 12-29-49	648	732
JPMorgan Chase & Co.,
5.000%, 2-1-69	337	347
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 332 bps),
3.451%, 1-1-68 (E)(F)	750	753
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 347 bps),
3.599%, 4-29-49 (E)	194	195
JPMorgan Chase & Co. (3-Month U.S. LIBOR plus 380 bps),
3.932%, 11-1-68 (E)	250	252

		2,279

Specialized Finance – 0.2%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
6.500%, 7-15-25	250	286
LSEGA Financing plc,
2.500%, 4-6-31 (C)	350	351

		637

Total Financials – 2.9%		7,689
Health Care

Biotechnology – 0.1%
Amgen, Inc.,
3.375%, 2-21-50	350	365

24	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP BALANCED (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Supplies – 0.2%
Dentsply Sirona, Inc.,
3.250%, 6-1-30	$365	$386

Managed Health Care – 0.1%
UnitedHealth Group, Inc.,
3.050%, 5-15-41	250	262

Pharmaceuticals – 0.5%
Johnson & Johnson,
3.400%, 1-15-38	1,000	1,128
Merck & Co., Inc.,
2.450%, 6-24-50	250	236

		1,364

Total Health Care – 0.9%		2,377
Industrials

Aerospace & Defense – 0.4%
Boeing Co. (The),
3.750%, 2-1-50	265	276
General Dynamics Corp.,
2.850%, 6-1-41	240	247
Raytheon Technologies Corp.:
2.250%, 7-1-30	300	300
3.125%, 7-1-50	175	179

		1,002

Environmental & Facilities Services – 0.2%
Republic Services, Inc.:
2.300%, 3-1-30	72	72
1.450%, 2-15-31	490	456

		528

Railroads – 0.1%
Kansas City Southern,
2.875%, 11-15-29	350	363

Research & Consulting Services – 0.2%
Thomson Reuters Corp.,
3.350%, 5-15-26	425	452

Total Industrials – 0.9%		2,345
Information Technology

Application Software – 0.6%
Autodesk, Inc.:
2.850%, 1-15-30	500	517
2.400%, 12-15-31	35	35
Infor, Inc.,
1.750%, 7-15-25 (C)	125	124
Nuance Communications, Inc.,
5.625%, 12-15-26	500	517
salesforce.com, Inc.:
2.700%, 7-15-41	175	175
2.900%, 7-15-51	255	260

		1,628

Data Processing & Outsourced Services – 0.3%
PayPal Holdings, Inc.,
2.300%, 6-1-30	230	234

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Data Processing & Outsourced Services (Continued)
Visa, Inc.,
2.700%, 4-15-40	$440	$451

		685

Semiconductors – 0.4%
Broadcom, Inc.,
3.419%, 4-15-33 (C)	300	315
Intel Corp.,
3.250%, 11-15-49	300	317
TSMC Global Ltd.,
1.750%, 4-23-28 (C)	600	590

		1,222

Systems Software – 0.4%
Fortinet, Inc.,
2.200%, 3-15-31	350	343
Microsoft Corp.,
3.450%, 8-8-36	365	421
ServiceNow, Inc.,
1.400%, 9-1-30	435	405

		1,169

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.:
2.950%, 9-11-49	500	517
2.650%, 5-11-50	175	172

		689

Total Information Technology – 1.9%		5,393
Materials

Gold – 0.0%
Newmont Corp.,
2.600%, 7-15-32	25	25

Total Materials – 0.0%		25
Real Estate

Specialized REITs – 0.3%
EPR Properties,
4.950%, 4-15-28	265	286
Extra Space Storage L.P.,
2.350%, 3-15-32	600	584

		870

Total Real Estate – 0.3%		870
Utilities

Electric Utilities – 1.1%
Alabama Power Co.,
3.125%, 7-15-51 (F)	375	383
Commonwealth Edison Co.,
2.200%, 3-1-30	350	351
Duke Energy Corp.,
3.150%, 8-15-27	500	526
Duke Energy Indiana LLC,
3.750%, 5-15-46	120	134
Duke Energy Ohio, Inc.,
4.300%, 2-1-49	115	138

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Electric Utilities (Continued)
Entergy Corp.:
2.800%, 6-15-30	$235	$239
3.750%, 6-15-50	125	135
Florida Power & Light Co.,
3.150%, 10-1-49	425	453
NextEra Energy Capital Holdings, Inc. (GTD by NextEra Energy, Inc.),
3.000%, 1-15-52	65	65
Oncor Electric Delivery Co. LLC,
2.750%, 5-15-30	450	468

		2,892

Water Utilities – 0.1%
American Water Capital Corp.,
3.750%, 9-1-47	375	419

Total Utilities – 1.2%		3,311

TOTAL CORPORATE DEBT SECURITIES – 11.3%		$30,770
(Cost: $30,188)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 0.8%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
3.000%, 6-15-45	398	409
Federal National Mortgage Association Agency REMIC/CMO:
3.500%, 6-25-29	375	391
3.000%, 10-25-46	500	519
Federal National Mortgage Association Fixed Rate Pass-Through Certificates:
6.500%, 10-1-28	37	42
6.500%, 2-1-29	15	17
7.500%, 4-1-31	13	14
7.000%, 7-1-31	24	28
7.000%, 9-1-31	40	46
6.500%, 2-1-32	94	107
7.000%, 2-1-32	51	58
7.000%, 3-1-32	22	25
7.000%, 7-1-32	45	51
5.500%, 5-1-33	17	19
5.500%, 6-1-33	20	23
4.500%, 11-1-43	267	296
U.S. Department of Veterans Affairs, Guaranteed REMIC Pass-Through Certificates, Vendee Mortgage Trust, Series 1997-1, Class 3A,
8.293%, 12-15-26	16	18

		2,063

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.8%		$2,063
(Cost: $2,021)

2021	ANNUAL REPORT	25

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP BALANCED (in thousands)

DECEMBER 31, 2021

UNITED STATES GOVERNMENT OBLIGATIONS	Principal	Value
Treasury Obligations – 18.9%
U.S. Treasury Bonds,
1.750%, 8-15-41	$2,235	$2,168
U.S. Treasury Notes:
2.000%, 2-15-23	2,220	2,259
0.125%, 3-31-23	1,390	1,384
0.125%, 8-31-23	1,850	1,834
2.750%, 11-15-23	500	519
0.125%, 12-15-23	4,205	4,157
0.375%, 4-15-24	4,885	4,837
1.750%, 6-30-24	1,400	1,431
1.500%, 11-30-24	1,700	1,727
1.375%, 1-31-25	1,485	1,502
1.125%, 2-28-25	640	642
2.875%, 4-30-25	500	530
2.875%, 5-31-25	8,795	9,326
0.375%, 12-31-25	55	53
2.625%, 12-31-25	800	846
0.375%, 1-31-26	2,440	2,361
1.625%, 9-30-26	1,915	1,948
1.250%, 12-31-26	2,700	2,697
1.500%, 1-31-27	545	551
0.625%, 3-31-27	2,205	2,132
0.750%, 1-31-28	345	332
2.875%, 8-15-28	737	805
1.125%, 8-31-28	850	834
1.375%, 10-31-28	3,880	3,865
1.250%, 8-15-31	2,640	2,582

		51,322

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 18.9%		$51,322
(Cost: $51,664)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (H) – 1.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (G)	208	$208
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	2,644	2,644

		2,852

TOTAL SHORT-TERM SECURITIES – 1.1%		$2,852
(Cost: $2,852)

TOTAL INVESTMENT SECURITIES – 100.1%		$271,447
(Cost: $246,479)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(181)

NET ASSETS – 100.0%		$271,266

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted security. At December 31, 2021, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Shares	Cost	Value
Targa Resources Corp., 9.500%	3-2-20	2	$2,580	$2,596

The total value of this security represented 1.0% of net assets at December 31, 2021.

(C)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $4,177 or 1.5% of net assets.

(D)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2021.

(E)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(F)	All or a portion of securities with an aggregate value of $510 are on loan.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at December 31, 2021.

26	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP BALANCED (in thousands)

DECEMBER 31, 2021

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$179,411	$—	$—
Investment Funds	2,433	—	—
Preferred Stocks	—	2,596	—
Corporate Debt Securities	—	30,770	—
United States Government Agency Obligations	—	2,063	—
United States Government Obligations	—	51,322	—
Short-Term Securities	2,852	—	—
Total	$184,696	$86,751	$—
The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REMIC = Real Estate Mortgage Investment Conduit

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	27

MANAGEMENT DISCUSSION	DELAWARE IVY VIP ENERGY

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Samuel Halpert and Geoffrey King of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies. All changes took effect on November 15, 2021.

Below, Samuel Halpert and Geoffrey King, portfolio managers of Delaware Ivy VIP Energy, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Energy (Class II shares at net asset value)	42.00%
Benchmark
S&P 1500 Energy Sector Index	55.15%
(generally reflects the performance of stocks that represent the energy market)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Key factors

Starting in September of 2020, we became more optimistic on the energy sector. Entering 2021, fundamentals continued to improve, which, in our opinion, was not being reflected in equity valuations. Oil supply balances were improving with a long list of supportive data: OPEC production recovered post pandemic collapse while the US production balanced out around 11 million barrels per day (bpd) off its peak of 13 million bpd. US crude oil and product inventories stood at the high end of the five-year range but were beginning to normalize. Finally, the Baker Hughes offshore rig count fell to 156 rigs from more than 250, and the US horizontal rig count fell to 232 rigs from 786 in 2019.

From an equity perspective, we expected several key themes to dominate the energy narrative in 2021. Capital discipline and better capital allocation strategies were finally adopted by exploration and production management teams in 2020 after several years of requests falling on deaf ears. To further enhance shareholder returns and financial wherewithal, consolidation was essential. As discipline, scale and better capital allocation strategies came together, these companies would achieve higher free cash flows, which ultimately would enable more shareholder friendly capital return strategies. Importantly, this would also lead to a more constrained and disciplined North American supply outlook for 2021.

The deployment of COVID-19 vaccines in early 2021 helped drive oil demand back to 2019 levels by year end. In the US, vehicle miles traveled recovered from weakness at the start of the calendar year to reach levels comparable to 2018 and 2019 in August. Globally, according to International Energy Agency (IEA) estimates, demand recovered from 93 million bpd to more than 97 million bpd by the third quarter of 2021. The lone remaining weak spot for demand remains air travel, particularly international and business travel.

Contributor and detractors

While the Portfolio had a strong return, it underperformed its S&P 1500 Energy Sector Index benchmark in the measurement period as both energy equities and commodities outperformed broader market indices. In comparison the S&P Oil and Gas Exploration and Production Index was up 67.58%, the S&P Integrated Oil and Gas Index was up 52.82%, the S&P Oil and Gas Refining and Marketing Index was up 34.71%, and the Philadelphia Oil Service Index was up 20.74%. From a commodity perspective, energy-related commodities were seven of the eight best performers in the Bloomberg Constant Maturity Commodity Index (a broad commodity index with 26 constituents) with returns ranging from 67.07% for reformulated blendstock for oxygenate blending (RBOB) gasoline to 53.07% for natural gas. Finally, the S&P 500 returned 28.71% in 2021, marking the only the second time since the financial crisis that energy broadly outperformed.

In the first quarter of the reporting period, both the Fund and its benchmark experienced strong positive returns. In the end, the Portfolio underperformed the index. During the period, the Portfolio’s allocation to the energy sectors was slightly changed as we decreased our alternative energy position due to valuation in the quarter.

In the second quarter of the reporting period, both the Portfolio and its benchmark experienced positive returns, with the Portfolio outperforming the index. During the quarter, the Portfolio’s allocation to the energy sectors was slightly changed as we decreased our utilities’ exposure.

28	ANNUAL REPORT	2021

In the third quarter of the reporting period, both the Portfolio and its benchmark experienced negative returns; however, the Portfolio underperformed the index due to its exposure to alternative energy. The Portfolio’s allocation to the energy sectors remained steady from the prior quarter.

Outlook

We continue to believe the deprivation of capital and capital discipline amongst energy producers support a bullish supply outlook. In the short term, energy demand continues to rise as the world rapidly recovers from COVID-19 induced shutdowns. Longer term structural demand tailwinds persist as the world continues to seek commodity intensive lower carbon energy sources in the form of renewable energy and battery storage. Whilst investment in renewable energy for a lower carbon future remains inadequate to meet this demand, investment in traditional energy and natural resource commodities remains woefully inadequate. There are a multitude of reasons we don’t see this abating, including political/access issues, undesirable industry carbon footprints, lack of access to capital, higher cost of capital, degrading grade/productivity, and more shareholder friendly capital return strategies directing capital away from growth and to shareholders. We expect degrading supply outlooks in the face of rising demand to cause vicious inflationary pressures to continue across the commodity complex.

While we expect multiple years of solid energy performance, we also expect mini cycles within this overall inflationary environment. We feel the interconnection and ripple effects within commodities is vastly unappreciated. Each policy, or demand boost has ripple effects beyond the commodity it most obviously effects. For example, as the world continues to electrify its vehicle fleet and policies encourage more renewable energy, copper demand is set for a step change. This will undoubtedly cause upward pressure on copper and ultimately drive up pricing for one common substitute, aluminum. However, aluminum is an energy and carbon emission intensive commodity requiring vast amounts of power in the refining and smelting process. This will further press up power demand and carbon emissions, which will likely increase traditional energy demand in the form of natural gas and coal. Should there be a carbon market, this will further push up the price of carbon as more coal generation fires up to meet incremental power demand, which will further push up the price of cleaner burning natural gas. As natural gas prices become more expensive, we believe those with access to cheap natural gas in the US and Middle East will be natural advantaged across the industrial complex in the production of products such as fertilizers. As the cost curve in fertilizer production shifts with higher cost facilities in Europe and Asia being curtailed, food prices will be pushed higher. This will in turn affect the supply of agricultural products, which should drive up the costs of biofuels, while also affecting the overall cost of nutrition.

We believe effects like these will continue to ripple across the energy complex, until such time there is adequate investment to improve the supply outlook. Unfortunately, there is no solution for degrading productivity and political/access issues appear to only be worsening. The companies we are targeting for investment appear to be structurally advantaged, have low-cost assets and the balance sheets/cash flows to support development.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Energy.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater sector diversification. Investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental safety regulations. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Energy.

2021	ANNUAL REPORT	29

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP ENERGY(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	97.7%
Energy	85.6%
Utilities	7.9%
Industrials	1.5%
Materials	1.2%
Consumer Staples	1.0%
Financials	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.3%

Country Weightings

North America	85.3%
United States	79.9%
Canada	5.4%
Europe	12.4%
Norway	7.7%
Other Europe	4.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	2.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Chevron Corp.	United States	Energy	Integrated Oil & Gas
Equinor ASA	Norway	Energy	Integrated Oil & Gas
Devon Energy Corp.	United States	Energy	Oil & Gas Exploration & Production
ConocoPhillips	United States	Energy	Oil & Gas Exploration & Production
EOG Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Chesapeake Energy Corp.	United States	Energy	Oil & Gas Exploration & Production
Denbury, Inc.	United States	Energy	Oil & Gas Exploration & Production
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Equitable Resources, Inc.	United States	Energy	Oil & Gas Exploration & Production
Marathon Petroleum Corp.	United States	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Energy changed to Delaware Ivy VIP Energy.

30	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP ENERGY(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	42.33%	42.00%
5-year period ended 12-31-21	—	-11.79%
10-year period ended 12-31-21	—	-4.25%
Since Inception of Class through 12-31-21(3)	-9.50%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP Energy changed to Delaware Ivy VIP Energy.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ENERGY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Consumer Staples

Agricultural Products – 1.0%
Darling International, Inc. (A)	10	$705

Total Consumer Staples – 1.0%		705
Energy

Coal & Consumable Fuels – 2.2%
Enviva Partners L.P.	23	1,614

Integrated Oil & Gas – 15.5%
Chevron Corp.	49	5,778
Equinor ASA (B)	215	5,700

		11,478

Oil & Gas Drilling – 3.2%
Valaris Ltd. (A)	66	2,376

Oil & Gas Equipment & Services – 4.3%
Schlumberger Ltd.	108	3,221

Oil & Gas Exploration & Production – 47.2%
Black Stone Minerals L.P.	67	695
Chesapeake Energy Corp.	55	3,577
ConocoPhillips	62	4,501
Coterra Energy, Inc.	152	2,888
Denbury, Inc. (A)	46	3,489
Devon Energy Corp.	107	4,701
Diamondback Energy, Inc.	27	2,941
EOG Resources, Inc.	50	4,462
Equitable Resources, Inc. (A)	156	3,402
Kimbell Royalty Partners L.P.	91	1,239
Tourmaline Oil Corp. (B)	95	3,076

		34,971

Oil & Gas Refining & Marketing – 11.9%
Archaea Energy, Inc., Class A (A)	113	2,072
Marathon Petroleum Corp.	51	3,293
Valero Energy Corp.	46	3,461

		8,826

Oil & Gas Storage & Transportation – 1.3%
Ardmore Shipping Corp. (A)	93	316
Euronav N.V. (B)	77	683

		999

Total Energy – 85.6%		63,485
Financials

Specialized Finance – 0.5%
Spring Valley Acquisition Corp. (A)	36	358

Total Financials – 0.5%		358
Industrials

Electrical Components & Equipment – 0.8%
Sunrun, Inc. (A)	17	575

COMMON STOCKS (Continued)	Shares	Value
Environmental & Facilities Services – 0.7%
Li-Cycle Holdings Corp. (A)	57	$570

Total Industrials – 1.5%		1,145
Materials

Fertilizers & Agricultural Chemicals – 1.2%
CF Industries Holdings, Inc.	12	856

Total Materials – 1.2%		856
Utilities

Electric Utilities – 5.9%
American Electric Power Co., Inc.	4	363
Iberdrola S.A. (B)	33	391
NextEra Energy, Inc.	8	727
Northland Power, Inc. (B)	12	367
Orsted A/S (B)	3	351
Southern Co. (The)	5	364
SSE plc (B)	34	769
Terna Rete Elettrica Nazionale S.p.A. (B)	91	735
Xcel Energy, Inc.	5	353

		4,420

Independent Power Producers & Energy Traders – 1.0%
AES Corp. (The)	30	725

Multi-Utilities – 1.0%
CMS Energy Corp.	5	357
RWE Aktiengesellschaft (B)	9	369

		726

Total Utilities – 7.9%		5,871

TOTAL COMMON STOCKS – 97.7%		$72,420
(Cost: $74,718)

SHORT-TERM SECURITIES

Money Market Funds (C) – 2.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	1,725	1,725

TOTAL SHORT-TERM SECURITIES – 2.3%		$1,725
(Cost: $1,725)

TOTAL INVESTMENT SECURITIES – 100.0%		$74,145
(Cost: $76,443)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		1

NET ASSETS – 100.0%		$74,146

32	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP ENERGY (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Consumer Staples	$705	$—	$—
Energy	57,785	5,700	—
Financials	358	—	—
Industrials	1,145	—	—
Materials	856	—	—
Utilities	4,025	1,846	—
Total Common Stocks	$64,874	$7,546	$—
Short-Term Securities	1,725	—	—
Total	$66,599	$7,546	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Country Diversification

(as a % of net assets)
United States	79.9%
Norway	7.7%
Canada	5.4%
United Kingdom	1.0%
Italy	1.0%
Other Countries	2.7%
Other+	2.3%

+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

MANAGEMENT DISCUSSION	DELAWARE IVY VIP GROWTH

(UNAUDITED)

On October 1, 2021, Brad Angermeier was added as an additional portfolio manager for the Portfolio.

Below, Bradley M. Klapmeyer, CFA, and Bradley D. Angermeier, CFA, co-portfolio managers of Delaware Ivy VIP Growth, discusses positioning, performance and results for the fiscal year ended December 31, 2021. Mr. Klapmeyer has managed the Portfolio since 2016 and has 22 years of industry experience. Mr. Angermeier joined the Portfolio in 2021 and has 13 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Growth (Class II shares at net asset value)	30.03%
Benchmark
Russell 1000 Growth Index	27.60%
(generally reflects the performance of securities that represent the large-cap growth market)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market conditions

The Russell 1000 Growth Index, the Portfolio’s benchmark, posted an exceptional gain of 27.6% during the 2021 calendar year. This marks another year of strong large capitalization growth style performance. For perspective, over the past three years the benchmark has been up a staggering 140% and over the past 10 years it has returned an unbelievable 508%. While there has been a long list of bumps and bruises that have occurred to global economies over the past decade, the most recent being the COVID-19 pandemic, growth investing has proved resilient through these volatile periods.

2021 was a very different market environment than the prior calendar year. During 2020 returns were generated by high-risk growth stocks that were considered pandemic safe havens and were riding a wave of pandemic-driven earnings revisions. Business quality — profitability, cash flow and competitive advantage — was an unnecessary consideration, and investors focused on upward stock price momentum and pandemic-fueled earnings momentum. In last year’s annual report we expressed our opinion that the market’s 2020 playbook did not appear to be a sustainable and repeatable investment strategy. Not surprisingly 2021 was characterized by the market’s renewed focus on business quality and relative valuation as the growth rates of many of the high-growth pandemic beneficiaries began to decelerate. As it turned out, 2021 reversed the gains in many, but not all, of the hyper-growth companies that we struggled to understand during the initial stages of the pandemic.

The growth stock universe moved higher in 2021, but the market began to express skepticism about high expectations embedded in many of the pandemic winners. As such, 2021 proved to be a volatile environment for many of the high-growth names in the benchmark. Stocks like DocuSign, Coupa Software, Okta, Peloton, Spotify, Grubhub, Wayfair and Roku saw significant relative drawdowns during 2021. We are not suggesting that all of these companies are bad businesses (although we are skeptical of some), we are simply highlighting the fact that unrealistic growth expectations needed to unwind. These market-level dynamics can be seen in 2021 factor returns. Quality factors (return on assets and return on equity) and value factors (price to free cash flow, free cash flow to enterprise value) both outperformed, while risk factors (beta) and momentum factors (price returns and relative strength) generally lagged.

In terms of macro observations, 2021 included notable action at the Federal Reserve (Fed), which began to forecast a more aggressive pace of interest rate hikes during 2022. The Fed’s forecast confirmed what we were already seeing in the data – inflationary pressures are widespread and creeping into wages. The Fed, along with investors, had been of the view that inflation was being driven by pandemic-related factors and was therefore transitory. Unfortunately, inflationary pressures broadened throughout the year leaving the Fed with no choice but to acknowledge the change and adjust its policy stance accordingly.

Outside of sustained inflationary pressure, overall economic indicators remained supportive of near-term growth. Housing data remained strong (although constrained by lack of available inventory), the labor market was robust, manufacturing orders and production remained near record levels bolstered by lean inventory and spending on services continued its path toward normalization after a significant decline in 2020.

From a sector perspective within the benchmark, energy, real estate, information technology, communication services and financials outperformed, although it is important to note significant dispersion of returns within each of those sectors.

34	ANNUAL REPORT	2021

Notable relative sector underperformance within the benchmark was generated from industrials, consumer discretionary, consumer staples, and healthcare. All sectors within the index were positive during the period.

Strategies employed, contributors and detractors

During the measurement period the Portfolio returned 30.0% and outperformed the benchmark return of 27.6%. Stock selection drove most of the outperformance in the calendar year. From a sector perspective, information technology was the largest contributor to outperformance followed by healthcare. Communication services and consumer discretionary were the largest negative contributors. We stuck to our discipline, which was rewarded as many of the pandemic-driven excesses of 2020 continued to unwind in 2021. We continue to maintain a focus on quality growth companies, which we believe should be rewarded through the cycle.

Information technology was the greatest positive contributor during the year. The portfolio was overweight the sector, but positive stock selection was far more impactful to performance than sector allocation. Overweight positions in Gartner (sold prior to December 31, 2021), Motorola Solutions, Intuit, and NVIDIA were the largest contributors to outperformance. Avoiding ownership of Mastercard, Zoom and Block (formerly known as Square) was also a positive contribution. The positive contributors were partially offset by underperformance from overweight positions in Visa and PayPal. We continue to believe Visa is a wide-moat business and the eventual acceleration of its profitable cross-border transactions should improve sentiment and put the stock back on its trajectory of long-term compounding.

Healthcare was another positive contributor, with all the performance coming from stock selection rather than sector allocation. The Portfolio’s overweight position in UnitedHealth Group was the largest positive contributor, and positions in Danaher and Zoetis also contributed positively. Overweight positions in Cooper Companies and Cerner Corp. were two of the greatest detractors, and the Portfolio’s avoidance of Eli Lilly also contributed negatively during the measurement period. Cerner’s stock performed better late in the year on news of Oracle’s proposed acquisition of the company.

Within communication services the Portfolio’s overweight position in Alphabet (parent company of Google) was a positive contributor. The Portfolio also benefited from avoiding underperforming internet businesses such as Netflix, Spotify, Roku, and Match as well as traditional telecommunications businesses such as Charter Communications and Altice, which underperformed during the fiscal year. The positive contributions were more than offset by underperformance from overweight positions in Electronic Arts and Pinterest, both of which suffered from the market’s rotation away from pandemic beneficiaries.

Consumer discretionary was also a meaningful negative contributor during the fiscal year. The Portfolio’s avoidance of Tesla was the largest negative contributor, and positions in Ferrari and Booking Holdings were also sources of underperformance. Those negative contributors were partially offset by strong performance from the Portfolio’s position in Home Depot and by the avoidance of Peloton, the latter of which was down significantly during the measurement period after artificially high pandemic demand began evaporating in the face of rising competitive intensity. The Portfolio’s position in Home Depot has been reduced after strong performance in 2021, and we continue to avoid Tesla given what we believe are unrealistic expectations priced into the stock.

Outlook

Global growth appears strong as worldwide economies continue to experience less impact during each successive pandemic wave, and true normalization feels closer than it has since COVID-19 began. Global manufacturing data suggests solid underlying growth for 2022, and consumers are entering the year on healthy footing. While we don’t intend to invest based on a specific economic backdrop, we do believe there are economic observations we can make that should have implications for growth stock investing. For starters, we believe market sentiment may be less buoyant than in the prior two years. 2022 will likely be characterized by multiple Fed interest rate hikes and a quick reduction of the Fed’s balance sheet; a reduction in federal outlays that juiced consumer spending in 2021; normalization of the frantic inventory and logistics situation; a slowdown in manufacturing growth from unsustainable post-pandemic, catch-up levels; and lingering inflationary pressures due to rising rental rates and sustained wage inflation. In summary, while solid underlying growth appears supported, the global economy will likely work through a period of counterbalancing and normalization as it finds a new supply/demand equilibrium. Hence, we believe a more balanced backdrop.

It causes us to pause when we consider the (unknown) implications of coming off record levels of monetary and fiscal stimulus with the equity market at an historically high valuation multiple. A cocktail of high multiples and decelerating growth could suggest the market needs to reassess its underlying assumptions, particularly in many high-growth stocks that remain richly valued. Rising interest rates would likely be another headwind to high-growth stocks — especially those without strong free cash flow — as market capitalizations of those companies are heavily dependent on earnings that are simply less valuable today when discounted at a higher rate. Irrespective of interest rates, we see continued risk to the

2021	ANNUAL REPORT	35

growthiest cohort of companies, as our work suggests that normalized growth rates for those companies do not justify the relative valuations that are still elevated. Any future drawdown that occur from the overestimation of growth at those companies could be painful as the impact on the stocks is twofold – a normalization of growth expectations (negative estimate revisions) and a compression of the valuation multiple applied to those estimates. In short, while some of the high flyers of 2020 experienced significant drawdowns during 2021, we continue to believe the market is still overestimating the durability of growth for many stocks.

Conceptually, we welcome the possibility that the tailwinds supporting the market for the past decade — easy money and multiple expansion — are ebbing at the margin. That could potentially imply lower market and stock correlations and increased dispersion of returns. Such an environment should be favorable for investors engaging in rigorous and disciplined business model analysis, which is the cornerstone of our process. Over time, competitive moats and durability of growth are more important than macro fluctuations. We still see attractive opportunities for strong multi-year returns in many higher-quality growth businesses. These stocks saw relative strength in 2021, and we believe they remain well positioned to generate strong and sustainable growth and returns. Importantly, we believe secular growth prospects coupled with wide economic moats will help quality growth stocks sustain a premium relative valuation if market volatility increases. One of the pillars of our investment philosophy is that business quality is more persistent and predictable than growth. Therefore, we will continue to seek out high-quality businesses first, and then select the best growth and return prospects from that high-quality cohort. We believe this process will continue to be fruitful across economic cycles.

As of December 31, 2021, the Portfolio’s largest positions were Microsoft Corp., Apple, Inc., Amazon.com, Inc., Alphabet, Inc., NVIDIA Corp., Visa, Inc., Motorola Solutions, Inc., VeriSign, Inc., UnitedHealth Group. Inc., and Facebook, Inc. (Meta Platforms, Inc.). Thank you for your continued interest and support.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Growth.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Growth.

36	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP GROWTH(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.8%
Information Technology	47.6%
Communication Services	12.6%
Consumer Discretionary	12.5%
Health Care	11.6%
Industrials	9.3%
Financials	3.6%
Consumer Staples	2.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.2%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
NVIDIA Corp.	Information Technology	Semiconductors
Visa, Inc., Class A	Information Technology	Data Processing & Outsourced Services
Motorola Solutions, Inc.	Information Technology	Communications Equipment
VeriSign, Inc.	Information Technology	Internet Services & Infrastructure
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Facebook, Inc., Class A	Communication Services	Interactive Media & Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Growth changed to Delaware Ivy VIP Growth.

2021	ANNUAL REPORT	37

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP GROWTH(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	30.03%
5-year period ended 12-31-21	25.13%
10-year period ended 12-31-21	19.06%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Growth changed to Delaware Ivy VIP Growth.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

38	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GROWTH (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 2.6%
Electronic Arts, Inc.	200	$26,409

Interactive Media & Services – 10.0%
Alphabet, Inc., Class A (A)	20	57,712
Alphabet, Inc., Class C (A)	3	8,826
Facebook, Inc., Class A (A)	87	29,104
Pinterest, Inc., Class A (A)	192	6,981

		102,623

Total Communication Services – 12.6%		129,032
Consumer Discretionary

Automobile Manufacturers – 2.0%
Ferrari N.V.	80	20,713

Footwear – 1.0%
NIKE, Inc., Class B	62	10,308

Home Improvement Retail – 1.8%
Home Depot, Inc. (The)	44	18,197

Hotels, Resorts & Cruise Lines – 1.2%
Booking Holdings, Inc. (A)	5	12,402

Internet & Direct Marketing Retail – 6.5%
Amazon.com, Inc. (A)	20	66,503

Total Consumer Discretionary – 12.5%		128,123
Consumer Staples

Personal Products – 0.3%
Estee Lauder Co., Inc. (The), Class A	7	2,680

Soft Drinks – 2.3%
Coca-Cola Co. (The)	406	24,026

Total Consumer Staples – 2.6%		26,706
Financials

Financial Exchanges & Data – 3.6%
Intercontinental Exchange, Inc.	132	18,009
S&P Global, Inc.	39	18,416

		36,425

Total Financials – 3.6%		36,425
Health Care

Health Care Equipment – 1.4%
Intuitive Surgical, Inc. (A)	41	14,607

Health Care Supplies – 1.9%
Cooper Cos., Inc. (The)	46	19,237

Health Care Technology – 2.3%
Cerner Corp.	253	23,477

Life Sciences Tools & Services – 1.3%
Danaher Corp.	39	12,848

COMMON STOCKS (Continued)	Shares	Value
Managed Health Care – 3.4%
UnitedHealth Group, Inc.	69	$34,664

Pharmaceuticals – 1.3%
Zoetis, Inc.	56	13,749

Total Health Care – 11.6%		118,582

Industrials

Industrial Machinery – 1.2%
Stanley Black & Decker, Inc.	64	12,106

Railroads – 1.0%
Union Pacific Corp.	41	10,237

Research & Consulting Services – 5.4%
CoStar Group, Inc. (A)	344	27,147
TransUnion	153	18,159
Verisk Analytics, Inc., Class A	45	10,225

		55,531

Trucking – 1.7%
J.B. Hunt Transport Services, Inc.	84	17,142

Total Industrials – 9.3%		95,016
Information Technology

Application Software – 6.7%
Adobe, Inc. (A)	35	19,580
Autodesk, Inc. (A)	25	7,014
Intuit, Inc.	37	24,001
salesforce.com, Inc. (A)	68	17,336

		67,931

Communications Equipment – 4.1%
Motorola Solutions, Inc.	153	41,469

Data Processing & Outsourced Services – 7.7%
Broadridge Financial Solutions, Inc.	101	18,479
PayPal, Inc. (A)	97	18,311
Visa, Inc., Class A	195	42,316

		79,106

Internet Services & Infrastructure – 3.7%
VeriSign, Inc. (A)	151	38,245

Semiconductors – 4.3%
NVIDIA Corp.	151	44,329

Systems Software – 12.2%
Microsoft Corp.	370	124,594

COMMON STOCKS (Continued)	Shares	Value
Technology Hardware, Storage & Peripherals – 8.9%
Apple, Inc.	511	$90,733

Total Information Technology – 47.6%		486,407

TOTAL COMMON STOCKS – 99.8%		$1,020,291
(Cost: $559,831)

SHORT-TERM SECURITIES
Money Market Funds (B) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	3,389	3,389

TOTAL SHORT-TERM SECURITIES – 0.3%		$3,389
(Cost: $3,389)

TOTAL INVESTMENT SECURITIES – 100.1%		$1,023,680
(Cost: $563,220)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(1,033)

NET ASSETS – 100.0%		$1,022,647

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GROWTH (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$1,020,291	$—	$—
Short-Term Securities	3,389	—	—
Total	$1,023,680	$—	$—

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP HIGH INCOME

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Adam H. Brown and John P. McCarthy of Delaware Management Company (DMC) as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective November 15, 2021, the Portfolio’s new benchmark index is the ICE BofA US High Yield Constrained Index. The Manager believes that this index is more consistent with the investment philosophy of the Portfolio and more reflective of the types of securities in which the Portfolio invests than the previous benchmark index. Both the new benchmark index and the Portfolio’s previous benchmark index are included for comparison purposes.

Below, Adam H. Brown and John P. McCarthy, portfolio managers of Delaware Ivy VIP High Income, discusses positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP High Income (Class II shares at net asset value)	6.06%
Benchmark
ICE BofA US High Yield Constrained Index	5.35%

(generally reflects the performance of securities representing US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of the benchmark)

ICE BofA US High Yield Index	5.36%
(generally reflects the performance of securities representing the high-yield sector of the bond market)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Despite insistent headlines about rising interest rates, surging inflation, snarled supply chains, reduced monetary support, and soaring COVID-19 infections, the domestic high-yield bond market sailed through 2021 with few if any episodes of significant volatility. And for good reasons: The asset class itself was supported by healthy corporate balance sheets, corporate earnings that met or beat expectations, and continued solid demand in a world hungry for yield. It was that income advantage, along with about three quarters of a percentage point in spread compression, that allowed high-yield bond prices to offset some of the downward pressure exerted from a similar-sized rise in Treasury bond yields over the period.

Any mini-dramas of consequence for high yield were mostly confined toward the end of the Portfolio’s fiscal year, as worries about the economic impact of the fast-spreading Omicron variant mixed with the US Federal Reserve’s (Fed) acknowledgement that inflation was not “transitory.” This helped to push yields higher and called into question growth projections for the new year. Still, by historical standards, high-yield bonds enjoyed a stretch of unusual equilibrium, with benchmark yields finishing the period virtually unchanged from a year earlier. However, at only about three percentage points over equivalent-maturity Treasuries, high-yield credit spreads were well below historical averages and close to the scant levels last seen just before the global financial crisis more than a decade earlier.

Given the strength of the economic rebound from the COVID-19 recession, we were not surprised that high-yield leadership was concentrated in the CCC-rated credit bucket, which returned 10.25% for the fiscal year, versus 4.83% and 4.50% for B- and BB-rated bonds, respectively. Economically sensitive sectors, including commodities (especially energy), metals and mining (primarily steel, copper, and aluminum), and transportation (mostly airlines) also generated strong returns. In contrast, traditionally defensive, higher-quality, longer-duration sectors such as cable/satellite, healthcare, telecommunications, and utilities lagged well behind. Except for a few weeks in October and November 2021, when a more pronounced risk-off mindset temporarily took hold, the relative strength of those sectors remained fairly constant.

2021	ANNUAL REPORT	41

Performance review

The Portfolio outperformed its benchmark index for the fiscal year. The Portfolio meaningfully outperformed during the first quarter. The high-yield bond portion of the Portfolio performed well. Contributors to performance were credit picks in telecommunications (both wireline and wireless), rentals and aerospace/defense. The biggest detractor from performance was driven by an underweight to the energy sector. Leverage loan investments outperformed the index as credits in the retail, manufacturing, and electronic sectors drove the outperformance. Detractors from performance were credits in the food and broadcasting sectors.

During the second quarter, the high-yield bond portion of the Portfolio outperformed the benchmark index. Contributors to performance were credit picks in telecommunications (both wireline and wireless) and retail as well as underweights in the cable and media industries. The biggest detractor from performance in the period was being underweight the energy sector relative to the benchmark and credit picks in the service sector. Leverage loan investments underperformed the benchmark. Credits in the mining and retail industries drove underperformance. Contributors to performance were credits in electronics and energy.

During the third quarter, the high-yield bond portion of the Fund performed in line with the benchmark. Contributors to performance were credit picks in advertising as well as underweights in the healthcare and automotive industries. The biggest detractor from performance in the period was being underweight the energy sector relative to the benchmark and credit picks in the aerospace/defense and satellite sectors. Leverage loan investments outperformed the benchmark. Credits in the energy and service industries drove outperformance.

For the fourth quarter of the fiscal year, the Portfolio outperformed its benchmark index. The Portfolio’s largest sector contributors were technology, financials, and telecommunications. All three sectors contributed to the Portfolio’s performance due to strong credit selection. The Portfolio’s largest sector detractors for the quarter were energy, automotive, and basic industry. The Portfolio underperformed within the energy sector due to both an underweight and poor credit selection. In the automotive and basic industry sectors, the Portfolio’s underweights versus the benchmark weighed on performance.

Outlook

It also should be noted, in our opinion, that the binary risk-on, risk-off sentiment that has held sway over financial markets during the two-plus years of the coronavirus pandemic inevitably rewards – and sometimes punishes on a relative basis – securities based largely on their industry affiliation. And while portfolio management teams by necessity tack carefully into those forceful sector headwinds, such maneuvers still leave some groups trailing others, and often by significant amounts. In the current environment, those laggards have been the most defensive sectors, a condition that we believe will prevail into the new fiscal year.

We think the third year of recovery from the 2020 recession is likely to resemble the second year – at least at the start – and have maintained the portfolio to reflect that possibility. Specifically, we remain overweight cyclically sensitive CCC-rated bonds, albeit with an emphasis on higher-quality issuers within that lower credit tier. As always, the Portfolio carries no significant sector under- or overweights. Finally, we will consider marginally adding risk – and therefore current yield – to the portfolio when we believe market conditions warrant.

We are mindful of the possibility that the Fed might have fallen far enough behind the inflationary curve that policymakers could choose to aggressively raise benchmark interest rates to bring cost pressures under control. Such a scenario would likely cause real and nominal yields to rise, credit spreads to widen, and corporate fundamentals to erode as the economy slowed. As such, we shall remain disciplined in our approach to adding risk.

We continue to construct the Portfolio on a bottom-up, bond-by-bond basis, at all times. It is our belief that this in-depth credit analysis is crucial to generating what we view as solid risk-adjusted returns.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP High Income.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

42	ANNUAL REPORT	2021

Past performance is not a guarantee of future results. As with any investment, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

Fixed income securities and bond portfolios can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, includes reinvested dividends, and does not include fees. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy VIP High Income.

2021	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP HIGH INCOME(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	8.0%
Financials	3.8%
Energy	1.7%
Consumer Discretionary	1.4%
Communication Services	1.1%
Consumer Staples	0.0%
Industrials	0.0%
Warrants	0.0%
Bonds	83.0%
Corporate Debt Securities	59.3%
Loans	22.8%
Municipal Bonds	0.9%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	9.0%

Quality Weightings

Non-Investment Grade	83.0%
BB	7.2%
B	44.6%
CCC	28.1%
Below CCC	0.3%
Non-rated	2.8%
Liabilities (Net of Cash and Other Assets), Cash Equivalents+ and Equities	17.0%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP High Income changed to Delaware Ivy VIP High Income.

44	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE IN $10,000 INVESTMENT	DELAWARE IVY VIP HIGH INCOME(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	6.33%	6.06%
5-year period ended 12-31-21	—	5.48%
10-year period ended 12-31-21	—	6.60%
Since Inception of Class through 12-31-21(3)	5.40%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP High Income changed to Delaware Ivy VIP High Income.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b)Effective November 15, 2021, the Portfolio’s new benchmark is the ICE BofA U.S. High Yield Constrained Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares		Value
Communication Services

Integrated Telecommunication Services – 1.1%
Frontier Communications Corp. (A)	325		$9,576

Total Communication Services – 1.1%			9,576
Consumer Discretionary

Apparel Retail – 0.1%
True Religion Apparel, Inc. (A)(B)(C)(D)	—	*	556

Casinos & Gaming – 0.7%
New Cotai Participation Corp., Class B (A)(B)(D)(E)	3,073		3,930
Studio City International Holdings Ltd. ADR (A)	343		1,829
Studio City International Holdings Ltd. ADR (A)(B)	141		753

			6,512

Education Services – 0.6%
Laureate Education, Inc., Class A	443		5,418

Total Consumer Discretionary – 1.4%			12,486
Consumer Staples

Food Distributors – 0.0%
ASG Warrant Corp. (A)(B)(C)(D)	1		—

Total Consumer Staples – 0.0%			—
Energy

Coal & Consumable Fuels – 0.5%
Foresight Energy L.P. (A)(B)(D)	186		4,283
Westmoreland Coal Co. (A)(C)	29		72

			4,355

Oil & Gas Drilling – 0.3%
KCA Deutag UK Finance plc (A)(C)	27		2,378
Vantage Drilling Co., Units (A)	—	*	3

			2,381

Oil & Gas Equipment & Services – 0.0%
Larchmont Resources LLC (A)(B)(C)(D)(E)	1		92

Oil & Gas Exploration & Production – 0.0%
Sabine Oil & Gas Corp. (A)(B)(C)	—	*	1

Total Energy – 0.8%			6,829
Industrials

Air Freight & Logistics – 0.0%
BIS Industries Ltd. (B)(C)(D)	1,605		—	*

Total Industrials – 0.0%			—	*

TOTAL COMMON STOCKS – 3.3%			$28,891
(Cost: $56,705)

INVESTMENT FUNDS	Shares		Value
Registered Investment Companies – 3.8%
Invesco Senior Loan ETF (F)	424		$9,374
iShares iBoxx $ High Yield Corporate Bond ETF (F)	290		25,233

			34,607

TOTAL INVESTMENT FUNDS – 3.8%			$34,607
(Cost: $33,375)

PREFERRED STOCKS
Consumer Discretionary

Apparel Retail – 0.0%
True Religion Apparel, Inc. (A)(B)(C)	—	*	119

Total Consumer Discretionary – 0.0%			119
Energy

Oil & Gas Exploration & Production – 0.9%
Targa Resources Corp., 9.500% (A)(B)	8		8,128

Total Energy – 0.9%			8,128

TOTAL PREFERRED STOCKS – 0.9%			$8,247
(Cost: $8,808)

WARRANTS
Oil & Gas Exploration & Production – 0.0%
California Resources Corp., expires 10-27-24 (G)	8		96

TOTAL WARRANTS – 0.0%			$96
(Cost: $674)

CORPORATE DEBT SECURITIES	Principal
Communication Services

Advertising – 1.8%
Advantage Sales & Marketing, Inc., 6.500%, 11-15-28 (H)	$5,940		6,232
Centerfield Media Holdings LLC, 6.625%, 8-1-26 (H)	1,634		1,640
Midas OpCo Holdings LLC, 5.625%, 8-15-29 (H)	8,171		8,378

			16,250

Broadcasting – 1.2%
Clear Channel International B.V., 6.625%, 8-1-25 (H)	572		595
Clear Channel Outdoor Holdings, Inc.:
5.125%, 8-15-27 (H)	5,583		5,784
7.750%, 4-15-28 (H)	2,016		2,160
7.500%, 6-1-29 (H)	2,657		2,841

			11,380

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Cable & Satellite – 6.6%
Altice Financing S.A., 5.750%, 8-15-29 (H)	$5,719	$5,670
Altice France Holding S.A.:
10.500%, 5-15-27 (H)	4,453	4,793
6.000%, 2-15-28 (H)	10,750	10,286
Altice France S.A.:
5.125%, 7-15-29 (H)	2,375	2,321
5.500%, 10-15-29 (H)	1,292	1,275
CSC Holdings LLC:
5.750%, 1-15-30 (H)	1,372	1,370
4.500%, 11-15-31 (H)	1,754	1,735
5.000%, 11-15-31 (F)(H)	2,381	2,298
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc., 5.875%, 8-15-27 (H)	3,307	3,390
DISH DBS Corp.:
7.750%, 7-1-26	2,868	3,029
7.375%, 7-1-28	751	762
5.125%, 6-1-29	3,322	3,028
LCPR Senior Secured Financing Designated Activity Co., 5.125%, 7-15-29 (H)	913	919
Ligado Networks LLC (15.500% Cash or 15.500% PIK), 15.500%, 11-1-23 (H)(I)	7,689	6,041
Ligado Networks LLC (17.500% Cash or 17.500% PIK), 17.500%, 5-1-24 (H)(I)	599	264
Telesat Canada and Telesat LLC:
5.625%, 12-6-26 (H)	6,406	6,023
6.500%, 10-15-27 (H)	1,130	878
VTR Comunicaciones S.p.A., 4.375%, 4-15-29 (H)	3,166	3,139
VTR Finance B.V., 6.375%, 7-15-28 (H)	2,826	2,943

		60,164

Integrated Telecommunication Services – 4.4%
Cablevision Lightpath LLC, 5.625%, 9-15-28 (H)	1,225	1,209
Consolidated Communications, Inc.:
5.000%, 10-1-28 (H)	1,129	1,142
6.500%, 10-1-28 (H)	2,423	2,575
Frontier Communications Corp.:
5.875%, 10-15-27 (H)	316	335
6.750%, 5-1-29 (H)	3,287	3,423
5.875%, 11-1-29	1,011	1,013
Frontier Communications Holdings LLC, 6.000%, 1-15-30 (H)	805	810
Northwest Fiber LLC, 10.750%, 6-1-28 (H)	1,327	1,448
Northwest Fiber LLC and Northwest Fiber Finance Sub, Inc., 6.000%, 2-15-28 (F)(H)	1,703	1,672
West Corp., 8.500%, 10-15-25 (F)(H)	19,709	19,434
Windstream Escrow LLC, 7.750%, 8-15-28 (H)	6,396	6,792

		39,853

46	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Interactive Media & Services – 0.3%
Cars.com, Inc., 6.375%, 11-1-28 (H)	$2,355	$2,511

Movies & Entertainment – 1.3%
Premier Entertainment Sub LLC and Premier Entertainment Finance Corp.:
5.625%, 9-1-29 (H)	7,330	7,283
5.875%, 9-1-31 (H)	4,385	4,407

		11,690

Wireless Telecommunication Service – 3.9%
Digicel Group Ltd., 8.750%, 5-25-24 (H)	1,651	1,696
Digicel Group Ltd. (5.000% Cash and 3.000% PIK), 8.000%, 4-1-25 (H)(I)	1,331	1,235
Digicel Group Ltd. (7.000% Cash or 7.000% PIK), 7.000%, 10-1-68 (H)(I)	582	507
Digicel International Finance Ltd.:
8.750%, 5-25-24 (H)	11,226	11,533
8.000%, 12-31-26 (H)	1,474	1,443
Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK), 13.000%, 12-31-25 (H)(I)	767	791
Digicel International Finance Ltd. (8.000% Cash and 2.000% PIK or 10.000% PIK), 10.000%, 4-1-24 (I)	7,585	7,593
Digicel Ltd., 6.750%, 3-1-23 (H)	10,833	10,481

		35,279

Total Communication Services – 19.5%		177,127
Consumer Discretionary

Apparel Retail – 0.5%
Victoria’s Secret & Co., 4.625%, 7-15-29 (H)	4,478	4,585

Automotive Retail – 1.4%
Asbury Automotive Group, Inc.:
4.500%, 3-1-28	2,577	2,632
4.625%, 11-15-29 (H)	85	87
4.750%, 3-1-30	4,451	4,530
5.000%, 2-15-32 (H)	85	88
Ken Garff Automotive LLC, 4.875%, 9-15-28 (H)	781	783
Lithia Motors, Inc.:
3.875%, 6-1-29 (H)	1,666	1,703
4.375%, 1-15-31 (H)	1,271	1,359
Sonic Automotive, Inc.:
4.625%, 11-15-29 (H)	837	846
4.875%, 11-15-31 (H)	837	847

		12,875

Casinos & Gaming – 0.7%
Everi Holdings, Inc., 5.000%, 7-15-29 (H)	1,625	1,644

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming (Continued)
Golden Nugget, Inc., 6.750%, 10-15-24 (F)(H)	$4,290	$4,296

		5,940

Education Services – 1.0%
Adtalem Global Education, Inc., 5.500%, 3-1-28 (H)	9,502	9,302

Hotels, Resorts & Cruise Lines – 1.9%
Boyne USA, Inc., 4.750%, 5-15-29 (H)	801	826
Carnival Corp.:
10.500%, 2-1-26 (H)	394	450
7.625%, 3-1-26 (H)	793	832
5.750%, 3-1-27 (H)	3,843	3,849
9.875%, 8-1-27 (H)	1,550	1,773
NCL Corp. Ltd.:
12.250%, 5-15-24 (H)	1,924	2,282
10.250%, 2-1-26 (H)	1,213	1,412
5.875%, 3-15-26 (H)	784	782
Royal Caribbean Cruises Ltd., 5.500%, 4-1-28 (H)	4,912	4,977

		17,183

Internet & Direct Marketing Retail – 1.0%
Arches Buyer, Inc.:
4.250%, 6-1-28 (H)	4,746	4,752
6.125%, 12-1-28 (H)	3,964	3,995

		8,747

Leisure Facilities – 0.4%
Legends Hospitality Holding Co. LLC, 5.000%, 2-1-26 (H)	479	482
Live Nation Entertainment, Inc., 4.750%, 10-15-27 (H)	2,724	2,803

		3,285

Leisure Products – 0.7%
MajorDrive Holdings IV LLC, 6.375%, 6-1-29 (H)	6,450	6,249

Specialized Consumer Services – 1.1%
Nielsen Finance LLC and Nielsen Finance Co.:
5.625%, 10-1-28 (H)	2,343	2,423
5.875%, 10-1-30 (H)	1,926	2,037
StoneMor, Inc., 8.500%, 5-15-29 (F)(H)	5,085	5,260

		9,720

Specialty Stores – 5.0%
Bed Bath & Beyond, Inc., 5.165%, 8-1-44	1,921	1,598
Magic MergerCo, Inc.:
5.250%, 5-1-28 (H)	2,801	2,807
7.875%, 5-1-29 (H)	6,793	6,703
Party City Holdings, Inc., 8.750%, 2-15-26 (H)	1,105	1,142
Party City Holdings, Inc. (5.000% Cash and 5.000% PIK), 10.000%, 8-15-26 (H)(I)	226	236

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialty Stores (Continued)
PetSmart, Inc. and PetSmart Finance Corp.:
4.750%, 2-15-28 (H)	$3,959	$4,070
7.750%, 2-15-29 (H)	868	944
Staples, Inc.:
7.500%, 4-15-26 (H)	20,079	20,657
10.750%, 4-15-27 (H)	8,805	8,308

		46,465

Total Consumer Discretionary – 13.7%		124,351
Consumer Staples

Food Distributors – 0.5%
Performance Food Group, Inc., 4.250%, 8-1-29 (H)	5,216	5,183

Packaged Foods & Meats – 0.8%
Pilgrim’s Pride Corp., 4.250%, 4-15-31 (H)	3,775	3,970
Post Holdings, Inc., 4.500%, 9-15-31 (H)	1,618	1,608
Simmons Foods, Inc., 4.625%, 3-1-29 (H)	1,590	1,569

		7,147

Total Consumer Staples – 1.3%		12,330
Energy

Oil & Gas Drilling – 0.2%
KCA Deutag UK Finance plc:
9.875%, 12-1-25	1,654	1,789

		1,789

Oil & Gas Equipment & Services – 0.1%
Nine Energy Service, Inc., 8.750%, 11-1-23 (H)	1,917	894

Oil & Gas Exploration & Production – 2.8%
Antero Resources Corp., 5.375%, 3-1-30 (H)	666	713
Ascent Resources Utica Holdings LLC and ARU Finance Corp.:
7.000%, 11-1-26 (H)	1,898	1,926
8.250%, 12-31-28 (H)	157	164
5.875%, 6-30-29 (H)	809	780
Bellatrix Exploration Ltd., 8.500%, 9-11-23 (D)(J)	1,022	—	*
Bellatrix Exploration Ltd. (3.000% Cash and 9.500% PIK), 9.500%, 12-15-23 (D)(I)(J)	1,113	—	*
California Resources Corp., 7.125%, 2-1-26 (H)	481	500
Chesapeake Escrow Issuer LLC:
5.500%, 2-1-26 (H)	1,603	1,689
5.875%, 2-1-29 (H)	1,202	1,288
Colgate Energy Partners III LLC, 5.875%, 7-1-29 (H)	646	666
Crownrock L.P., 5.625%, 10-15-25 (H)	5,764	5,900

2021	ANNUAL REPORT	47

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Exploration & Production (Continued)
CrownRock L.P. and CrownRock Finance, Inc., 5.000%, 5-1-29 (H)	$792	$823
Laredo Petroleum, Inc.:
9.500%, 1-15-25	4,315	4,406
10.125%, 1-15-28	2,876	3,020
Murphy Oil Corp., 6.375%, 7-15-28	643	684
Range Resources Corp., 8.250%, 1-15-29	158	176
Vine Energy Holdings LLC, 6.750%, 4-15-29	3,165	3,440

		26,175

Oil & Gas Refining & Marketing – 1.7%
Callon Petroleum Co. (GTD by Callon Petroleum Operating Co.):
6.125%, 10-1-24	1,081	1,066
9.000%, 4-1-25 (F)(H)	317	343
Comstock Resources, Inc.:
6.750%, 3-1-29 (H)	3,716	4,037
5.875%, 1-15-30 (H)	1,937	1,988
CVR Energy, Inc., 5.250%, 2-15-25 (H)	1,531	1,479
PBF Holding Co. LLC, 9.250%, 5-15-25 (H)	7,266	6,920

		15,833

Oil & Gas Storage & Transportation – 1.4%
Crestwood Midstream Partners L.P.:
5.750%, 4-1-25	801	820
5.625%, 5-1-27 (H)	1,636	1,668
6.000%, 2-1-29 (H)	320	333
Genesis Energy L.P. and Genesis Energy Finance Corp.:
8.000%, 1-15-27	4,735	4,885
7.750%, 2-1-28	3,030	3,057
Hess Midstream Operations L.P., 4.250%, 2-15-30 (H)	654	650
Rattler Midstream L.P., 5.625%, 7-15-25 (H)	1,528	1,591

		13,004

Total Energy – 6.2%		57,695

Financials

Insurance Brokers – 2.8%
Ardonagh Midco 2 plc, 11.500%, 1-15-27 (H)	7,105	7,945
NFP Corp., 6.875%, 8-15-28 (H)	17,404	17,480

		25,425

Investment Banking & Brokerage – 0.5%
INTL FCStone, Inc., 8.625%, 6-15-25 (H)	3,835	4,078

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Property & Casualty Insurance – 1.0%
Highlands Holdings Bond Issuer Ltd. and Highlands Holdings Bond Co-Issuer, Inc. (7.625% Cash or 8.375% PIK), 7.625%, 10-15-25 (H)(I)	$4,059	$4,307
Hub International Ltd., 5.625%, 12-1-29 (H)	4,195	4,328

		8,635

Specialized Finance – 1.6%
BCPE Cycle Merger Sub II, Inc., 10.625%, 7-15-27 (H)	8,340	8,473
Compass Group Diversified Holdings LLC, 5.250%, 4-15-29 (H)	6,378	6,692

		15,165

Thrifts & Mortgage Finance – 0.7%
Provident Funding Associates L.P. and PFG Finance Corp., 6.375%, 6-15-25 (H)	6,187	6,305

Total Financials – 6.6%		59,608
Health Care

Health Care Facilities – 0.4%
Tenet Healthcare Corp., 4.375%, 1-15-30 (H)	3,810	3,867

Health Care Services – 0.5%
Heartland Dental LLC, 8.500%, 5-1-26 (H)	509	526
ModivCare Escrow Issuer, Inc., 5.000%, 10-1-29 (H)	3,472	3,551

		4,077

Health Care Supplies – 0.6%
Mozart Debt Merger Sub, Inc.:
3.875%, 4-1-29 (H)	4,981	4,974
5.250%, 10-1-29 (H)	884	898

		5,872

Pharmaceuticals – 0.9%
P&L Development LLC and PLD Finance Corp., 7.750%, 11-15-25 (H)	4,958	4,969
Par Pharmaceutical, Inc., 7.500%, 4-1-27 (H)	2,936	3,005

		7,974

Total Health Care – 2.4%		21,790
Industrials

Aerospace & Defense – 3.1%
TransDigm, Inc. (GTD by TransDigm Group, Inc.):
7.500%, 3-15-27	2,709	2,834
5.500%, 11-15-27	7,030	7,253
4.625%, 1-15-29	1,597	1,595

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Aerospace & Defense (Continued)
Wolverine Escrow LLC:
8.500%, 11-15-24 (F)(H)	$7,126	$6,617
9.000%, 11-15-26 (F)(H)	9,546	9,079
13.125%, 11-15-27 (F)(H)	858	550

		27,928

Building Products – 0.1%
CP Atlas Buyer, Inc., 7.000%, 12-1-28 (H)	1,146	1,142

Diversified Support Services – 1.3%
Ahern Rentals, Inc., 7.375%, 5-15-23 (H)	3,526	3,372
Deluxe Corp., 8.000%, 6-1-29 (H)	2,083	2,180
Nesco Holdings II, Inc., 5.500%, 4-15-29 (H)	4,712	4,873
PECF USS Intermediate Holding III Corp., 8.000%, 11-15-29 (H)	1,330	1,379

		11,804

Security & Alarm Services – 0.3%
Prime Security Services Borrower LLC and Prime Finance, Inc., 6.250%, 1-15-28 (H)	2,158	2,253

Total Industrials – 4.8%		43,127
Information Technology

Application Software – 2.1%
J2 Global, Inc., 4.625%, 10-15-30 (H)	939	965
Kronos Acquisition Holdings, Inc. and KIK Custom Products, Inc.:
5.000%, 12-31-26 (F)(H)	2,411	2,384
7.000%, 12-31-27 (H)	1,757	1,659
NCR Corp.:
5.750%, 9-1-27 (H)	772	807
5.000%, 10-1-28 (H)	2,287	2,359
5.125%, 4-15-29 (H)	8,677	8,998
6.125%, 9-1-29 (H)	983	1,055
5.250%, 10-1-30 (H)	782	805

		19,032

Data Processing & Outsourced Services – 0.1%
MoneyGram International, Inc., 5.375%, 8-1-26 (H)	815	828

Internet Services & Infrastructure – 0.3%
Consensus Cloud Solutions, Inc.:
6.000%, 10-15-26 (H)	830	864
6.500%, 10-15-28 (H)	1,992	2,085

		2,949

IT Consulting & Other Services – 0.1%
Sabre GLBL, Inc. (GTD by Sabre Holdings Corp.):
9.250%, 4-15-25 (H)	756	855
7.375%, 9-1-25 (H)	313	327

		1,182

48	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value

Technology Hardware, Storage & Peripherals – 0.3%
Brightstar Escrow Corp., 9.750%, 10-15-25 (H)	$2,165	$2,324

Total Information Technology – 2.9%		26,315
Materials

Commodity Chemicals – 0.8%
LSF9 Atlantis Holdings LLC and Victra Finance Corp., 7.750%, 2-15-26 (H)	4,013	4,063
NOVA Chemicals Corp.:
5.250%, 6-1-27 (H)	1,655	1,764
4.250%, 5-15-29 (H)	1,591	1,600

		7,427

Metal & Glass Containers – 0.3%
ARD Finance S.A. (6.500% Cash or 7.250% PIK), 6.500%, 6-30-27 (H)(I)	2,463	2,539

Total Materials – 1.1%		9,966
Real Estate

Specialized REITs – 0.0%
Uniti Group L.P., Uniti Group Finance 2019, Inc. and CSL Capital LLC (GTD by Uniti Group, Inc.), 4.750%, 4-15-28 (F)(H)	394	391

Total Real Estate – 0.0%		391
Utilities

Electric Utilities – 0.8%
Vistra Corp.:
8.000%, 4-15-70 (H)	2,125	2,251
7.000%, 6-15-70 (H)	4,880	4,951

		7,202

Total Utilities – 0.8%		7,202

TOTAL CORPORATE DEBT SECURITIES – 59.3%		$539,902
(Cost: $531,228)

MUNICIPAL BONDS

Puerto Rico – 0.9%
Cmnwlth of PR, GO Bonds of 2014, Ser A, 8.000%, 7-1-35 (J)	3,870	3,444
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A, 7.500%, 8-20-40	4,675	4,465

		7,909

TOTAL MUNICIPAL BONDS – 0.9%		$7,909
(Cost: $7,890)

LOANS (K)	Principal	Value
Communication Services

Advertising – 0.8%
Advantage Sales & Marketing, Inc. (1-Month U.S. LIBOR plus 450 bps), 5.250%, 10-28-27	$7,327	$7,344

Broadcasting – 0.7%
Clear Channel Outdoor Holdings, Inc. (ICE LIBOR plus 350 bps), 3.629%, 8-21-26	6,465	6,384

Cable & Satellite – 0.5%
DIRECTV Financing LLC (1-Month ICE LIBOR plus 500 bps), 5.750%, 7-22-27	4,471	4,482

Integrated Telecommunication Services – 1.6%
West Corp. (3-Month ICE LIBOR plus 400 bps), 5.000%, 10-10-24	14,537	13,842
Windstream Services LLC (ICE LIBOR plus 625 bps), 7.250%, 9-21-27	1,268	1,275

		15,117

Wireless Telecommunication Service – 0.8%
Digicel International Finance Ltd. (ICE LIBOR plus 325 bps), 3.500%, 5-27-24	7,766	7,569

Total Communication Services – 4.4%		40,896

Consumer Discretionary

Apparel Retail – 0.6%
Torrid LLC (1-Month ICE LIBOR plus 550 bps), 6.250%, 6-14-28 (D)	5,003	5,047

Casinos & Gaming – 0.1%
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 9-10-25 (B)(E)(I)	960	935

Internet & Direct Marketing Retail – 0.2%
CNT Holdings I Corp. (ICE LIBOR plus 675 bps), 7.500%, 11-6-28	2,060	2,078

Leisure Facilities – 0.5%
United PF Holdings LLC (ICE LIBOR plus 400 bps), 4.224%, 12-30-26	4,199	4,055
United PF Holdings LLC (ICE LIBOR plus 850 bps), 9.500%, 11-12-26 (D)	931	933

		4,988

Leisure Products – 0.4%
MajorDrive Holdings IV LLC (1-Month ICE LIBOR plus 400 bps), 4.500%, 6-1-28	3,848	3,853

LOANS (K) (Continued)	Principal	Value

Specialized Consumer Services – 0.2%
Pre-Paid Legal Services, Inc., 0.000%, 12-7-29 (D)(L)	$2,245	$2,242

Specialty Stores – 2.5%
Jo-Ann Stores, Inc. (1-Month ICE LIBOR plus 475 bps), 5.500%, 6-30-28	8,244	8,174
Michaels Cos., Inc. (The) (1-Month ICE LIBOR plus 425 bps), 5.000%, 4-15-28	2,641	2,620
PetSmart, Inc. (ICE LIBOR plus 375 bps), 4.500%, 2-11-28	7,192	7,216
Staples, Inc. (ICE LIBOR plus 500 bps), 5.132%, 4-12-26	4,244	4,110

		22,120

Total Consumer Discretionary – 4.5%		41,263
Energy

Coal & Consumable Fuels – 0.1%
Foresight Energy LLC (ICE LIBOR plus 800 bps), 9.500%, 6-29-27 (B)	1,280	1,280

Oil & Gas Exploration & Production – 0.2%
Ascent Resources Utica Holdings LLC, 0.000%, 11-1-25 (L)	493	534
Ascent Resources Utica Holdings LLC (1-Month ICE LIBOR plus 900 bps), 10.000%, 11-1-25	740	802

		1,336

Oil & Gas Storage & Transportation – 0.5%
EPIC Crude Services L.P. (ICE LIBOR plus 500 bps), 5.180%, 3-1-26	5,524	4,336

Total Energy – 0.8%		6,952
Financials

Asset Management & Custody Banks – 0.7%
Edelman Financial Holdings II, Inc. (ICE LIBOR plus 675 bps), 6.854%, 7-20-26	6,487	6,523

Insurance Brokers – 0.8%
Navacord Corp. (1-Month Canadian Bankers Acceptances plus 425 bps), 5.000%, 3-16-28 (D)(M)	1,162	926
Navacord Corp. (1-Month CDOR plus 425 bps), 5.000%, 3-16-28 (D)(M)	5,103	4,064
Navacord Corp. (1-Month CDOR plus 750 bps), 8.000%, 3-16-29 (D)(M)	2,586	2,044

		7,034

Property & Casualty Insurance – 0.9%
Amynta Agency Borrower, Inc. (ICE LIBOR plus 400 bps), 4.604%, 2-28-25	$8,672	8,661

2021	ANNUAL REPORT	49

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

LOANS (K) (Continued)	Principal	Value

Specialized Finance – 0.7%
Gulf Finance LLC (1-Month U.S. LIBOR plus 675 bps), 7.750%, 8-25-26	$4,760	$4,456
Lealand Finance Co. B.V., 0.000%, 6-30-24 (D)(L)	23	14
Lealand Finance Co. B.V. (ICE LIBOR plus 300 bps), 3.090%, 6-30-24 (D)	72	43
Sunset Debt Merger Sub, Inc., 0.000%, 9-17-28 (L)	1,660	1,648

		6,161

Total Financials – 3.1%		28,379
Health Care

Health Care Facilities – 0.4%
Surgery Center Holdings, Inc. (1-Month ICE LIBOR plus 375 bps), 4.500%, 8-31-26	3,221	3,223

Health Care Services – 1.2%
Heartland Dental LLC (ICE LIBOR plus 375 bps), 3.604%, 4-30-25	740	734
U.S. Renal Care, Inc. (3-Month ICE LIBOR plus 500 bps), 5.030%, 7-26-26	10,720	10,453

		11,187

Total Health Care – 1.6%		14,410
Industrials

Building Products – 0.5%
CP Atlas Buyer, Inc. (ICE LIBOR plus 375 bps), 4.250%, 11-23-27	4,418	4,403

Construction & Engineering – 0.2%
WaterBridge Midstream Operating LLC (3-Month ICE LIBOR plus 575 bps), 6.750%, 6-21-26	1,993	1,948

Industrial Conglomerates – 1.7%
PAE Holding Corp. (ICE LIBOR plus 450 bps), 5.250%, 10-19-27	15,407	15,447

Industrial Machinery – 1.3%
Form Technologies LLC (ICE LIBOR plus 475 bps), 5.750%, 7-22-25 (D)	12,004	12,019

Research & Consulting Services – 0.2%
Ankura Consulting Group LLC (ICE LIBOR plus 450 bps), 5.250%, 3-17-28 (D)	1,567	1,575

Total Industrials – 3.9%		35,392

LOANS (K) (Continued)	Principal	Value
Information Technology

Application Software – 1.1%
Applied Systems, Inc. (ICE LIBOR plus 550 bps), 6.250%, 9-19-25	$4,178	$4,224
UKG, Inc., 0.000%, 5-3-27 (L)	5,615	5,650

		9,874

Communications Equipment – 1.2%
MLN U.S. Holdco LLC (ICE LIBOR plus 450 bps), 4.603%, 11-30-25	8,811	8,540
MLN U.S. Holdco LLC (ICE LIBOR plus 875 bps), 8.853%, 11-30-26	2,920	2,671

		11,211

Data Processing & Outsourced Services – 1.1%
CommerceHub, Inc. (1-Month ICE LIBOR plus 475 bps), 7.750%, 12-29-28 (D)	3,112	3,050
CommerceHub, Inc. (ICE LIBOR plus 400 bps), 4.750%, 12-29-27	2,906	2,880
Cyxtera DC Holdings, Inc. (ICE LIBOR plus 325 bps), 4.000%, 5-1-24	3,378	3,347
MoneyGram International, Inc. (1-Month U.S. LIBOR plus 425 bps), 5.000%, 7-21-26	1,253	1,255

		10,532

IT Consulting & Other Services – 0.9%
Gainwell Acquisition Corp. (ICE LIBOR plus 400 bps), 4.750%, 10-1-27	7,620	7,651
Ivanti Software, Inc. (1-Month ICE LIBOR plus 400 bps), 4.750%, 12-1-27	408	407

		8,058

Total Information Technology – 4.3%		39,675
Materials

Specialty Chemicals – 0.1%
NIC Acquisition Corp. (1-Month ICE LIBOR plus 375 bps), 4.500%, 12-29-27	784	778
NIC Acquisition Corp. (1-Month ICE LIBOR plus 775 bps), 8.500%, 12-29-28	504	498

		1,276

Total Materials – 0.1%		1,276

TOTAL LOANS – 22.7%		$208,243
(Cost: $207,482)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (O) – 12.4%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (N)	44,639	$44,639
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	68,388	68,388

		113,027

TOTAL SHORT-TERM SECURITIES – 12.4%		$113,027
(Cost: $113,027)

TOTAL INVESTMENT SECURITIES – 103.3%		$940,922
(Cost: $959,189)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (3.3)%		(29,476)

NET ASSETS – 100.0%		$911,446

50	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Restricted securities. At December 31, 2021, the Portfolio owned the following restricted securities:

Security	Acquisition Date(s)	Shares		Cost	Value
ASG Warrant Corp.	6-14-18	1		$72	$–	*
BIS Industries Ltd.	12-22-17	1,605		151	–	*
Foresight Energy L.P.	6-30-20 to 9-8-20	186		3,639	4,284
Larchmont Resources LLC	12-8-16	1		70	92
New Cotai Participation Corp., Class B	9-29-20	3,073		28,520	3,930
Sabine Oil & Gas Corp.	12-7-16	–	*	11	1
Studio City International Holdings Ltd. ADR	8-5-20	141		2,200	753
True Religion Apparel, Inc.	1-22-21	–	*	1,039	556
Targa Resources Corp., 9.500%	10-24-17	8		8,416	8,128
True Religion Apparel, Inc.	1-22-21	–	*	392	119

		Principal
Foresight Energy LLC (ICE LIBOR plus 800 bps), 9.500%, 06-29-27	6-29-20	$1,280		1,280	1,280
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 09-10-25	9-10-20 to 3-16-21	$960		960	935

				$46,750	$20,078

The total value of these securities represented 2.2% of net assets at December 31, 2021.

(C)	Listed on an exchange outside the United States.

(D)	Securities whose value was determined using significant unobservable inputs.

(E)	Deemed to be an affiliate due to the Portfolio owning at least 5% of the voting securities.

(F)	All or a portion of securities with an aggregate value of $55,237 are on loan.

(G)

Warrants entitle the Portfolio to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(H)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $481,033 or 52.8% of net assets.

(I)	Payment-in-kind bond which may pay interest in additional par and/or in cash. Rates shown are the current rate and possible payment rates.

(J)	Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

(K)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(L)	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.

(M)	Principal amounts are denominated in the indicated foreign currency, where applicable (CAD – Canadian Dollar).

(N)	Investment made with cash collateral received from securities on loan.

(O)	Rate shown is the annualized 7-day yield at December 31, 2021.

Unfunded Loan Commitments

The Portfolio may invest in floating rate loans. In connection with these investments, the Portfolio may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitment was outstanding at December 31, 2021:

Borrower	Principal Amount	Commitment	Value	Unrealized Appreciation
Navacord Corp. 0.000%, 3-16-29 (D) (L) (M)	$260	$260	$206	$1

The following forward foreign currency contracts were outstanding at December 31, 2021:

	Currency to be Delivered		Currency to be Received	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized Depreciation
Canadian Dollar	9,060	U.S. Dollar	7,025	2-18-22	JPMorgan Securities LLC	$—	$137

2021	ANNUAL REPORT	51

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP HIGH INCOME (in thousands)

DECEMBER 31, 2021

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$9,576	$—	$—
Consumer Discretionary	8,000	—	4,486
Energy	—	2,454	4,375
Industrials	—	—	—	*
Total Common Stocks	$17,576	$2,454	$8,861
Investment Funds	34,607	—	—
Preferred Stocks	—	8,247	—
Warrants	96	—	—
Corporate Debt Securities	—	539,902	—	*
Municipal Bonds	—	7,909	—
Loans	—	176,286	31,957
Short-Term Securities	113,027	—	—
Total	$165,306	$734,798	$40,818
Liabilities
Forward Foreign Currency Contracts	$—	$137	$—

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Common Stocks	Corporate Debt Securities		Loans
Beginning Balance 1-1-21	$14,325	$—	*	$17,036
Net realized gain (loss)	(753)	(2,217)		(3,230)
Net change in unrealized appreciation (depreciation)	(4,378)	2,217		5,990
Purchases	—	—		36,464
Sales	(270)	—		(24,942)
Amortization/Accretion of premium/discount	—	—		(389)
Transfers into Level 3 during the period	1,039	—	*	3,119
Transfers out of Level 3 during the period	(1,102)	—		(2,091)
Ending Balance 12-31-21	$8,861	$—	*	$31,957
Net change in unrealized appreciation (depreciation) for all Level 3 investments still held as of 12-31-21	$(5,131)	$2,217		$199

Transfers from Level 2 to Level 3 occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2 occurred primarily due to the increased availability of observable market data due to increased market activity or information.

Information about Level 3 fair value measurements:

	Fair Value at 12-31-21	Valuation Technique(s)	Unobservable Input(s)	Input value(s)
Assets

Common Stocks	$556	Market approach	Revenue multiple	0.64x

			Adjusted EBITDA multiple	4.43x

	3,930	Market approach	Financials	N/A

			Premium	20.00%

	4,283	Market approach	Illquidity discount	30.00%

	92	Market approach	Pending transaction	N/A

Loans	31,957	Third-party valuation pricing service	Broker quotes	N/A

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

GTD = Guaranteed

ICE = Intercontinental Exchange

LIBOR = London Interbank Offered Rate

PIK = Payment In Kind

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

52	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of F. Chace Brundige and Aditya Kapoor of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. In addition, on November 1, 2021, it was announced that Charles John was being added as an additional portfolio manager. All changes took effect on November 15, 2021.

Below, Chace Brundige, CFA, Aditya Kapoor, CFA, and Charles John, portfolio managers of Delaware Ivy VIP International Core Equity, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP International Core Equity (Class II shares at net asset value)	14.18%
Benchmark
MSCI ACWI (All Country World Index) Ex USA Index	7.82%
(generally reflects the performance of large and mid-cap securities across 22 of 23 Developed Markets countries (excluding the US) and 24 Emerging Markets.
MSCI EAFE Index	11.26%
(generally reflects the performance of securities in Europe, Australasia and the Far East)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Effective November 15, 2021, the Portfolio’s new benchmark is the MSCI ACWI ex U.S.A. Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

Risks abound, but the market shrugs

Nearly two years into one of history’s greatest human and economic shocks, we seem to be nearing the later and hopefully last phases of the COVID-19 pandemic. Yet, we are still faced with risks and lasting changes to the global corporate landscape. Some of these shifts are a direct result of the pandemic (the ultimate impact of hybrid work, sustainability of pandemic beneficiaries and recovery of losers, global travel, the supply chain, disappearance of workers in the consumer service sectors, etc.), while others have been percolating and are an indirect result of the pandemic such as the trajectory of inflation and US Federal Reserve (Fed) policy.

While these risks were well documented, by most accounts, markets were not concerned. Many major global equity indexes ended the year at or near all-time highs, fixed-income spreads remained historically tight, and volatility was generally at low levels. Much of this can be attributed to what has been impressive execution by many companies. Yes, certain service industries (airlines, hotels, restaurants, movie theatres, cruise lines, etc.) have struggled, and autos have been supply chain constrained, but many industries are thriving. Technology continues to proliferate as software companies, media, ecommerce, and semi-conductors have done well. Additionally, health care continues to advance, and industrials have been thriving as building products, machinery, and automation are in high demand. And after years of underinvestment, legacy energy businesses are experiencing a resurgence.

The year was not without challenges. Despite COVID-19 vaccine rollouts, the world was challenged with the Delta variant and the emergence of Omicron as the year ended. Areas of the emerging world were hit particularly hard, specifically India and Brazil, which faced real human crises during the Delta variant wave.

Chinese regulators took markets by surprise as they waged a battle with many of their corporate champions as they look to avoid monopolistic dynamics that could hurt small- and medium-sized businesses and consumers. The regulatory framework is still unclear, and valuations remain compressed. Inflationary pressure grew throughout the year, and the Fed became more hawkish. It appears that monetary policy is shifting.

2021	ANNUAL REPORT	53

Portfolio review

For the fiscal year ended December 31, 2021, the Portfolio posted positive performance and outperformed its benchmark index. The environment continued to shift toward ignored areas of the market where valuations were ultimately too cheap to ignore. Driving performance for the Portfolio was stock selection in health care, consumer discretionary, industrials, and communication services. Financials detracted from performance due to poor stock selection and an underweight allocation to the relatively well performing sector. Information technology was also a relative detractor.

On an individual stock basis, Merck KGaA, Teck Cominco Ltd., and Inpex Corp. performed well. Merck, a German pharmaceuticals and chemical company, had strong performance across business lines, continued to upgrade guidance, and was a beneficiary of COVID-19 related health care needs. Teck, a Canada-based mining company was strong, particularly late in the year, as coal prices held near record levels and the company’s copper business grew. Inpex, a Japanese oil and gas company, was up as energy prices climbed.

Large individual relative detractors were ASML Holding N.V., HelloFresh SE, and Largan Precision Co. Ltd. The Portfolio no longer holds ASML Holding or Largan Precision. The lack of exposure to ASML, the Dutch semiconductor equipment manufacturer, detracted from relative performance. HelloFresh, a German meal-kit business, pulled back significantly at the end of the year as work-from-home growth stocks struggled during the interest rate related sell-off. Largan, a Taiwan-based optical lens manufacturer, was down as headwinds emerged that we believe will have implications on its product pricing and margins. We sold Largan as we lost confidence in the company’s ability to maintain competitive advantages. The use of derivatives had no material impact on performance for the fiscal year.

Actions in the Portfolio during the year

Throughout the fiscal year, the Portfolio was largely tilted toward value, and the Portfolio lowered its exposure to China early in the year as it became clear that those holdings could be challenged for an extended period. Later in the year, we began to slowly add several growth companies as we felt the market environment was unfavorable for those companies and allowed us to purchase those stocks at a perceived discount. Also, we added to emerging markets as we felt valuations were attractive. We expect these two trends will continue, albeit at a slow and methodical pace.

Outlook

As we look ahead to the new fiscal year, we begin to search for more clarity on key issues such as the pandemic, inflation, and central bank policy, and how that will translate to corporate earnings and stock valuations. With that, as we have seen over the last year, there will be surprises. However, these environments can be particularly fruitful for active managers as overblown stock reactions and volatility may allow investors to capture these opportunities. Our core mandate grants us the ability to capitalize on perceived dislocations across various types of businesses.

We are hard pressed to make a prediction of how heated inflation will be or when the Fed and other central banks will take action to combat it. We anticipate that certain inflationary pressures will alleviate while others will remain high. However, we are unsure we can handicap those impacts as we look out several years. In fact, the unpredictability of these risks reiterates our confidence in focusing on stock selection, while neutralizing non-idiosyncratic risks to the extent our investment mandate allows. We will remain macro aware, while gearing our focus on finding companies that may drive growth despite these uncontrollable pressures.

One area that we believe has opportunity is emerging markets, which was weak through most of 2021. Between harsh and unfortunate COVID-19 waves, particularly in India, Brazil, and South Africa, regulation in China, governmental volatility in Brazil, and the threat of inflation/higher global interest rates, there has been a lot of bad news in emerging markets. As such, we believe it has created an opportunity to invest in strong companies at a discount. We continue to assess the emerging-market landscape and take a methodical approach toward investing in the region.

After a year that leaves us with many question marks, we believe that 2022 is shaping up to be a year where we begin to see answers emerge. The pandemic, we hope, shifts toward a more manageable endemic, inflationary pressures are sorted into those that are sustained versus transitory, China provides color on regulation and provides needed stimulus to their economy, and central banks are more definitive in the direction they plan to go with policy. Regardless of what happens through the macro lens, we remain confident in the direction we continue to take the Portfolio.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP International Core Equity.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management

54	ANNUAL REPORT	2021

business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP International Core Equity.

2021	ANNUAL REPORT	55

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.2%
Consumer Discretionary	19.0%
Industrials	17.0%
Financials	14.6%
Health Care	12.7%
Energy	8.7%
Consumer Staples	7.7%
Information Technology	6.9%
Materials	6.3%
Communication Services	2.9%
Utilities	2.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.8%

Country Weightings

Europe	63.2%
United Kingdom	16.9%
Germany	16.1%
France	14.4%
Netherlands	5.7%
Other Europe	10.1%
Pacific Basin	23.1%
Japan	13.1%
South Korea	3.7%
Other Pacific Basin	6.3%
North America	9.5%
Canada	7.0%
Other North America	2.5%
South America	1.2%
Other	1.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Merck KGaA	Germany	Health Care	Pharmaceuticals
Samsung Electronics Co. Ltd.	South Korea	Information Technology	Technology Hardware, Storage & Peripherals
GlaxoSmithKline plc	United Kingdom	Health Care	Pharmaceuticals
Airbus SE	France	Industrials	Aerospace & Defense
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Roche Holdings AG, Genusscheine	Switzerland	Health Care	Pharmaceuticals
TotalEnergies SE	France	Energy	Integrated Oil & Gas
WPP Group plc	United Kingdom	Communication Services	Advertising
Cap Gemini S.A.	France	Information Technology	IT Consulting & Other Services
Suncor Energy, Inc.	Canada	Energy	Integrated Oil & Gas

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP International Core Equity changed to Delaware Ivy VIP International Core Equity.

56	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	14.18%
5-year period ended 12-31-21	8.01%
10-year period ended 12-31-21	7.77%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP International Core Equity changed to Delaware Ivy VIP International Core Equity.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b)Effective November 15, 2021, the Portfolio’s new benchmark is the MSCI ACWI ex U.S.A. Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	57

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Australia

Materials – 1.4%
Newcrest Mining Ltd.	484	$8,625

Total Australia – 1.4%		$8,625
Brazil

Consumer Discretionary – 1.2%
MercadoLibre, Inc. (A)	5	7,265

Total Brazil – 1.2%		$7,265
Canada

Consumer Discretionary – 2.8%
Canada Goose Holdings, Inc. (A)	255	9,434
Dollarama, Inc.	160	7,997

		17,431

Energy – 1.6%
Suncor Energy, Inc.	388	9,703

Industrials – 1.4%
Canadian Pacific Railway Ltd.	123	8,846

Materials – 1.2%
Teck Cominco Ltd.	267	7,698

Total Canada – 7.0%		$43,678
China

Consumer Discretionary – 2.0%
JD.com, Inc. ADR (A)	87	6,102
Li Ning Co. Ltd.	580	6,343

		12,445

Financials – 0.5%
China International Capital Corp. Ltd., H Shares	1,064	2,935

Total China – 2.5%		$15,380
Denmark

Health Care – 1.3%
Genmab A.S. (A)	20	8,110

Industrials – 1.5%
A.P. Moller – Maersk A/S	2	5,875
A.P. Moller – Maersk A/S, Class A	1	3,181

		9,056

Total Denmark – 2.8%		$17,166
France

Consumer Discretionary – 1.4%
Compagnie Generale des Etablissements Michelin, Class B	52	8,494

Consumer Staples – 0.5%
Carrefour S.A.	153	2,806

COMMON STOCKS (Continued)	Shares	Value
Energy – 1.7%
TotalEnergies SE (B)	214	$10,869

Financials – 1.4%
BNP Paribas S.A.	130	8,974

Industrials – 6.6%
Airbus SE	104	13,297
Compagnie de Saint-Gobain	105	7,363
Schneider Electric S.A.	59	11,678
Vinci	83	8,737

		41,075

Information Technology – 1.6%
Cap Gemini S.A.	42	10,243

Utilities – 1.2%
ENGIE S.A.	497	7,361

Total France – 14.4%		$89,822
Germany

Consumer Discretionary – 2.9%
Continental AG	82	8,720
HelloFresh SE (A)	124	9,554

		18,274

Consumer Staples – 1.5%
Beiersdorf Aktiengesellschaft	88	9,099

Financials – 1.1%
Deutsche Boerse AG	43	7,123

Health Care – 4.1%
Bayer AG	127	6,789
Merck KGaA	71	18,470

		25,259

Industrials – 1.6%
Siemens AG	56	9,702

Information Technology – 1.3%
SAP AG	56	7,998

Materials – 1.3%
HeidelbergCement AG	114	7,707

Utilities – 1.2%
RWE Aktiengesellschaft	184	7,484

Total Germany – 15.0%		$92,646
Hong Kong

Financials – 1.4%
AIA Group Ltd.	847	8,534

Total Hong Kong – 1.4%		$8,534

COMMON STOCKS (Continued)	Shares	Value
India

Energy – 1.0%
Reliance Industries Ltd.	202	$6,422

Total India – 1.0%		$6,422
Japan

Consumer Discretionary – 3.8%
Honda Motor Co. Ltd.	277	7,886
Sekisui House Ltd.	362	7,797
Subaru Corp.	464	8,286

		23,969

Consumer Staples – 1.5%
Seven & i Holdings Co. Ltd.	208	9,163

Energy – 1.4%
Inpex Corp. (B)	965	8,392

Financials – 2.7%
ORIX Corp.	415	8,460
Tokio Marine Holdings, Inc.	144	8,000

		16,460

Health Care – 1.1%
Terumo Corp.	169	7,129

Industrials – 1.4%
SMC Corp.	13	8,989

Information Technology – 1.2%
Shimadzu Corp.	181	7,658

Total Japan – 13.1%		$81,760
Mexico

Consumer Staples – 1.3%
Fomento Economico Mexicano S.A.B. de C.V.	106	8,207

Materials – 1.2%
Fresnillo plc	632	7,641

Total Mexico – 2.5%		$15,848
Netherlands

Consumer Discretionary – 2.5%
Prosus N.V.	106	8,837
Stellantis N.V.	357	6,785

		15,622

Energy – 1.2%
Royal Dutch Shell plc, Class A	340	7,478

Financials – 1.0%
ING Groep N.V., Certicaaten Van Aandelen	458	6,379

58	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Industrials – 1.0%
Randstad Holding N.V.	96	$6,531

Total Netherlands – 5.7%		$36,010
Norway

Financials – 1.5%
DNB ASA	395	9,030

Total Norway – 1.5%		$9,030
South Africa

Materials – 1.2%
Mondi plc	291	7,202

Total South Africa – 1.2%		$7,202
South Korea

Industrials – 0.9%
LG Corp. (A)	83	5,618

Information Technology – 2.8%
Samsung Electronics Co. Ltd.	261	17,111

Total South Korea – 3.7%		$22,729
Spain

Financials – 1.1%
Banco Bilbao Vizcaya Argentaria S.A.	1,194	7,083

Total Spain – 1.1%		$7,083
Sweden

Consumer Staples – 0.3%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	58	1,879

Industrials – 1.2%
Epiroc AB, Class A	208	5,266
Epiroc AB, Class B	91	1,928

		7,194

Total Sweden – 1.5%		$9,073
Switzerland

Health Care – 1.8%
Roche Holdings AG, Genusscheine	27	11,052

Industrials – 1.4%
Ferguson plc	48	8,579

Total Switzerland – 3.2%		$19,631
United Kingdom

Communication Services – 2.9%
BT Group plc	3,452	7,921
WPP Group plc	676	10,247

		18,168

Consumer Discretionary – 1.3%
Persimmon plc	202	7,814

COMMON STOCKS (Continued)	Shares	Value
Consumer Staples – 2.6%
Tesco plc	2,439	$9,572
Unilever plc	129	6,881

		16,453

Energy – 1.8%
Technip-Coflexip (A)	907	9,125
TechnipFMC plc (A)	371	2,199

		11,324

Financials – 3.9%
HSBC Holdings plc	1,400	8,499
Legal & General Group plc	1,936	7,795
Prudential plc	452	7,795

		24,089

Health Care – 4.4%
AstraZeneca plc	34	4,031
AstraZeneca plc ADR	116	6,761
GlaxoSmithKline plc	662	14,402
GlaxoSmithKline plc ADR	49	2,157

		27,351

Total United Kingdom – 16.9%		$105,199

TOTAL COMMON STOCKS – 97.1%		$603,103
(Cost: $538,630)

PREFERRED STOCKS
Germany

Consumer Discretionary – 1.1%
Volkswagen AG, 2.260%	32	6,566

Total Germany – 1.1%		$6,566

TOTAL PREFERRED STOCKS – 1.1%		$6,566
(Cost: $5,844)

SHORT-TERM SECURITIES
Money Market Funds (C) – 2.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	5,901	5,901
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (D)	8,814	8,814

		14,715

TOTAL SHORT-TERM SECURITIES – 2.4%		$14,715
(Cost: $14,715)

TOTAL INVESTMENT SECURITIES – 100.6%		$624,384
(Cost: $559,189)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.6)%		(3,878)

NET ASSETS – 100.0%		$620,506

2021	ANNUAL REPORT	59

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP INTERNATIONAL CORE EQUITY (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $18,953 are on loan.

(C)	Rate shown is the annualized 7-day yield at December 31, 2021.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$18,168	$—	$—
Consumer Discretionary	69,071	42,243	—
Consumer Staples	27,466	20,141	—
Energy	45,796	8,392	—
Financials	50,911	39,696	—
Health Care	27,351	51,550	—
Industrials	65,031	40,559	—
Information Technology	10,243	32,767	—
Materials	31,166	7,707	—
Utilities	7,361	7,484	—
Total Common Stocks	$352,564	$250,539	$—
Preferred Stocks	—	6,566	—
Short-Term Securities	14,715	—	—
Total	$367,279	$257,105	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Consumer Discretionary	19.0%
Industrials	17.0%
Financials	14.6%
Health Care	12.7%
Energy	8.7%
Consumer Staples	7.7%
Information Technology	6.9%
Materials	6.3%

Market Sector Diversification (Continued)

Communication Services	2.9%
Utilities	2.4%
Other+	1.8%

+ Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

60	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP MID CAP GROWTH

(UNAUDITED)

On November 15, 2021, Bradley P. Halverson was added as an additional portfolio manager for the Portfolio.

Below, Kimberly A. Scott, CFA, Nathan A. Brown, CFA, and Bradley P. Halverson, CFA, co-portfolio managers of Delaware Ivy VIP Mid Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2021. Ms. Scott has managed the Portfolio since its inception in 2005 and has 34 years of industry experience. Mr. Brown became co-portfolio manager in October 2016 and has 22 years of industry experience. Mr. Halverson joined the Portfolio in 2021 and has 20 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Mid Cap Growth (Class II shares at net asset value)	16.36%
Benchmark
Russell Midcap Growth Index	12.73%
(generally reflects the performance of securities that represent the mid-cap sector of the stock market)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market conditions

The Russell Mid Cap Growth Index, the Portfolio’s benchmark, was up 12.73% for the measurement period, underperforming the mid-cap value index. It also underperformed the large-cap growth index but outperformed the small-cap growth index for the period. Sector performance in the benchmark was again mixed, with cyclicals outpacing defensive sectors by just under 1% during the period.

Calendar year 2021 was somewhat bumpy, with the overall tenor of the market remaining positive built on the foundation of continued economic and corporate earnings growth, accommodative interest rate policy, and elevated levels of government spending and support. Bumps came in the form of two new COVID-19 strains, a stalled infrastructure package, supply chain issues, and inflation that appears more long-lasting than transitory.

Contributors and detractors

For the year ended December 31, 2021, the Portfolio returned 16.36%, outperforming a 12.73% return for its benchmark.

Aside from communications services and materials, which experienced a bit of valuation retrenchment in the Portfolio from the pull-forward effect of COVID-19, all sectors in the Portfolio posted positive returns for the measurement period. The benchmark posted positive returns in all sectors but communication services and consumer staples during the reporting period. Sector overweight and underweight allocations compared to the benchmark were a slight detractor to the Portfolio’s relative performance while stock selection, as is expected from our bottom-up stock selection strategy, was the primary driver of overall outperformance compared to the benchmark.

The strongest contribution to relative outperformance where the Portfolio had exposure was in the healthcare sector, followed by the consumer discretionary, industrials, consumer staples, communication services, and information technology sectors. The Portfolio’s underexposure to the utilities sector contributed to relative performance, as did the cash position for the reporting period.

The information technology sector remained the largest allocation within the Portfolio for the reporting period, while healthcare, a relative underweight position to the benchmark, added the most significant relative outperformance during the year. The top relative contributors for the healthcare sector were Dexcom, Inc., Bio-Techne Corp., and Edwards Lifesciences Corp.

Our exposure to the materials sector was the only relative detractor to performance for the reporting period where we had capital allocated. Other detractors to performance were generated from the rebounds in both the energy and real estate sectors by way of no exposure to the small allocations within the benchmark. Equity options detracted from performance by way of exposure throughout the reporting period to portfolio insurance in lieu of raising excess cash. While there was continued uncertainty throughout the reporting period due to macro disruptions, the market largely shrugged off seemingly stretched valuation levels and thus, the portfolio insurance was not needed.

2021	ANNUAL REPORT	61

Outlook

The fourth quarter of 2021 was a fitting end to the calendar year, with a new COVID-19 variant producing the same effect as the previous two waves, albeit in a more condensed, less dramatic fashion relative to the market. The Omicron variant still provides uncertainties to the economic landscape, but it appears as though the market has gained a level of comfort with what we do know about this wave of the pandemic. With that as the primary global backdrop, we turn our attention back toward the fundamentals as we see them at both the macro and company-specific levels.

From a macro perspective, we are concerned with the confluence of inflationary pressures, the potential for slowing earnings growth, and the seemingly stretched valuations embedded in the current market. As inflation continues to prove to be more fundamental than transitory, we are trying to assess how, when and to what degree interest rates will rise in the US. Mid-cap stocks have historically performed well in a rising interest rate environment when there is above average gross domestic product (GDP) growth, much like what we are projected to face in 2022 in the US. However, a collision course appears to be imminent between rising real interest rates and slowing earnings growth, which the market could weather, were it not for the exuberant valuations levels that we are experiencing at present. As part of our overall strategy, we are mindful of the macro environment as it relates to portfolio construction and the current environment has us focusing much more intently on valuations of individual holdings, both in the portfolio presently and those we are looking to acquire.

As growth managers, we continue to look for opportunities to invest in companies that have sound capital structures and the ability to grow throughout the business and economic cycle, not because of the cycle. These business models appear to have a product and or service set that is durable, coupled with a capital structure and management team that should allow them to execute competitively in any market environment. We continue to seek opportunities in business and consumer technology, innovation in life sciences, the green energy revolution, and many other areas that we believe should continue to grow, regardless of the economic cycle.

Stock picking is always key to our process and performance but will be paramount in this environment as we seek to manage valuation risk in the portfolio, while investing in durable, secular growth companies.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Mid Cap Growth.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in mid-cap stocks may carry more risk than investing in stocks of larger, more-established companies. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate exactly with the corresponding securities markets or the underlying asset upon which the derivative’s value is based. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Mid Cap Growth.

62	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP MID CAP GROWTH(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.5%
Information Technology	34.1%
Health Care	21.7%
Industrials	16.0%
Consumer Discretionary	13.3%
Financials	7.1%
Communication Services	3.4%
Materials	2.6%
Consumer Staples	1.3%
Purchased Options	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.5%

Top 10 Equity Holdings

Company	Sector	Industry
DexCom, Inc.	Health Care	Health Care Equipment
Arista Networks, Inc.	Information Technology	Communications Equipment
CoStar Group, Inc.	Industrials	Research & Consulting Services
Monolithic Power Systems, Inc.	Information Technology	Semiconductors
Chipotle Mexican Grill, Inc., Class A	Consumer Discretionary	Restaurants
Marvell Technology Group Ltd.	Information Technology	Semiconductors
Teradyne, Inc.	Information Technology	Semiconductor Equipment
MarketAxess Holdings, Inc.	Financials	Financial Exchanges & Data
Cerner Corp.	Health Care	Health Care Technology
Keysight Technologies, Inc.	Information Technology	Electronic Equipment & Instruments

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Mid Cap Growth changed to Delaware Ivy VIP Mid Cap Growth.

2021	ANNUAL REPORT	63

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP MID CAP GROWTH(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	16.65%	16.36%
5-year period ended 12-31-21	—	24.85%
10-year period ended 12-31-21	—	17.05%
Since Inception of Class through 12-31-21(3)	24.73%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP Mid Cap Growth changed to Delaware Ivy VIP Mid Cap Growth.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

64	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP MID CAP GROWTH (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Home Entertainment – 1.5%
Electronic Arts, Inc.	85	$11,158

Interactive Media & Services – 1.9%
Pinterest, Inc., Class A (A)	211	7,680
Twitter, Inc. (A)	145	6,258

		13,938

Total Communication Services – 3.4%		25,096
Consumer Discretionary

Apparel, Accessories & Luxury Goods – 3.3%
Canada Goose Holdings, Inc. (A)	190	7,046
Levi Strauss & Co., Class A	334	8,354
lululemon athletica, Inc. (A)	22	8,777

		24,177

Auto Parts & Equipment – 1.7%
BorgWarner, Inc.	277	12,499

Footwear – 0.5%
On Holding AG, Class A (A)(B)	89	3,352

Internet & Direct Marketing Retail – 0.5%
Shutterstock, Inc.	33	3,712

Leisure Facilities – 1.2%
Vail Resorts, Inc.	27	8,850

Restaurants – 2.8%
Chipotle Mexican Grill, Inc., Class A (A)	12	20,217

Specialty Stores – 3.3%
National Vision Holdings, Inc. (A)	173	8,303
Ulta Beauty, Inc. (A)	38	15,664

		23,967

Total Consumer Discretionary – 13.3%		96,774
Consumer Staples

Packaged Foods & Meats – 1.3%
Hershey Foods Corp.	49	9,518

Total Consumer Staples – 1.3%		9,518
Financials

Financial Exchanges & Data – 2.6%
MarketAxess Holdings, Inc.	47	19,294

Regional Banks – 4.5%
First Republic Bank	67	13,792
Pinnacle Financial Partners, Inc.	61	5,842
SVB Financial Group (A)	19	12,876

		32,510

Total Financials – 7.1%		51,804

COMMON STOCKS (Continued)	Shares	Value
Health Care

Biotechnology – 4.5%
Genmab A.S. ADR (A)	249	$9,832
Horizon Therapeutics plc (A)	107	11,568
Seattle Genetics, Inc. (A)	72	11,200

		32,600

Health Care Equipment – 10.7%
Abiomed, Inc. (A)	32	11,454
DexCom, Inc. (A)	46	24,805
Edwards Lifesciences Corp. (A)	90	11,639
Envista Holdings Corp. (A)	235	10,609
Intuitive Surgical, Inc. (A)	29	10,588
Masimo Corp. (A)	32	9,443

		78,538

Health Care Technology – 2.6%
Cerner Corp.	204	18,911

Life Sciences Tools & Services – 3.9%
Agilent Technologies, Inc.	55	8,735
Repligen Corp. (A)	32	8,591
TECHNE Corp.	21	11,111

		28,437

Total Health Care – 21.7%		158,486
Industrials

Aerospace & Defense – 2.1%
CAE, Inc. (A)	125	3,144
HEICO Corp., Class A	94	12,076

		15,220

Building Products – 4.0%
A. O. Smith Corp.	154	13,211
Trex Co., Inc. (A)	121	16,333

		29,544

Industrial Machinery – 3.5%
IDEX Corp.	45	10,706
Middleby Corp. (A)	74	14,464

		25,170

Research & Consulting Services – 4.3%
Clarivate plc (A)	367	8,632
CoStar Group, Inc. (A)	289	22,803

		31,435

Trading Companies & Distributors – 2.1%
Fastenal Co.	241	15,450

Total Industrials – 16.0%		116,819
Information Technology

Application Software – 9.3%
DocuSign, Inc. (A)	90	13,690
Five9, Inc. (A)	75	10,340
Guidewire Software, Inc. (A)	97	11,046
Paycom Software, Inc. (A)	33	13,785
Q2 Holdings, Inc. (A)	57	4,515
Tyler Technologies, Inc. (A)	27	14,332

		67,708

COMMON STOCKS (Continued)	Shares	Value
Communications Equipment – 3.3%
Arista Networks, Inc. (A)	166	$23,794

Data Processing & Outsourced Services – 0.6%
Genpact Ltd.	84	4,467

Electronic Components – 2.0%
II-VI, Inc. (A)	218	14,885

Electronic Equipment & Instruments – 4.7%
Keysight Technologies, Inc. (A)	81	16,809
Novanta, Inc. (A)	37	6,588
Trimble Navigation Ltd. (A)	126	10,950

		34,347

Semiconductor Equipment – 3.9%
Brooks Automation, Inc.	83	8,609
Teradyne, Inc.	121	19,743

		28,352

Semiconductors – 8.8%
Marvell Technology Group Ltd.	226	19,753
Microchip Technology, Inc.	178	15,510
Monolithic Power Systems, Inc.	41	20,254
SkyWater Technology, Inc. (A)(B)	64	1,041
Universal Display Corp.	48	7,972

		64,530

Systems Software – 1.5%
CrowdStrike Holdings, Inc., Class A (A)	53	10,809

Total Information Technology – 34.1%		248,892
Materials

Fertilizers & Agricultural Chemicals – 1.2%
Scotts Miracle-Gro Co. (The)	57	9,098

Specialty Chemicals – 1.4%
RPM International, Inc.	101	10,184

Total Materials – 2.6%		19,282

TOTAL COMMON STOCKS – 99.5%		$726,671
(Cost: $431,753)

PURCHASED OPTIONS	Number of Contracts (Unrounded)	Notional Amount
Pinterest, Inc., Class A, Call $57.50, Expires 1-21-22, OTC (Ctrpty: JPMorgan Chase Bank N.A.)	629	63	3

TOTAL PURCHASED OPTIONS – 0.0%			$3
(Cost: $72)

2021	ANNUAL REPORT	65

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP MID CAP GROWTH (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 1.2%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (C)	4,194	$4,194
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	4,853	4,853

		9,047

TOTAL SHORT-TERM SECURITIES – 1.2%		$9,047
(Cost: $9,047)

TOTAL INVESTMENT SECURITIES – 100.7%		$735,721
(Cost: $440,872)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.7)%		(4,877)

NET ASSETS – 100.0%		$730,844

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $3,892 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following written options were outstanding at December 31, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Pinterest, Inc., Class A	JPMorgan Chase Bank N.A.	Put	1,014	101	January 2022	$47.50	$515	$(1,143)
	JPMorgan Chase Bank N.A.	Call	629	63	January 2022	80.00	26	(1)
Shutterstock, Inc.	N/A	Put	161	16	January 2022	110.00	124	(46)

							$665	$(1,190)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$726,671	$—	$—
Purchased Options	—	3	—
Short-Term Securities	9,047	—	—
Total	$735,718	$3	$—
Liabilities
Written Options	$—	$1,190	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

OTC = Over the Counter

See Accompanying Notes to Financial Statements.

66	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP NATURAL RESOURCES

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Samuel Halpert and Geoffrey King of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies. All changes took effect on November 15, 2021.

Below, Samuel Halpert and Geoffrey King, portfolio managers of Delaware Ivy VIP Natural Resources, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Natural Resources (Class II shares at net asset value)	26.68%
Benchmark
S&P North American Natural Resources Sector Index	39.95%
(generally reflects the performance of the energy and materials stocks in North America)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market in review

Natural resources equities and commodities continued their strong performance starting in the first quarter of 2021. Rising demand for numerous commodities resulting from stimulus-spurred economic growth continued to be met with more disciplined supply outlooks. This manifested itself in some of the strongest relative and absolute performance for natural resource-related equities in years. Steel, copper, and energy producers all represented some of the strongest-performing subindices in the S&P 500 Index.

On the commodity front: Crude oil and refined product prices surged as increased vaccinations led to improved mobility trends, while supply remained constrained by OPEC prudency. China looked to reduce pollution by targeting aluminum smelters and steel blast furnaces, which led to facility curtailments and price support for both commodities. Copper prices continued to rise on a more optimistic demand outlook driven by renewable energy plans, as renewable energy is more copper-intensive than traditional conventional energy projects. Agricultural products, notably corn and soy, continued their strong performance as enthusiasm behind incremental demand from renewable fuels and Chinese demand supported prices. Wood products continued their strong upward momentum as supply remained disciplined while housing and remodeling demand remained elevated. Despite accommodative monetary policy, gold and silver prices fell in the first quarter as a stronger US dollar and higher Treasury yields weighed on performance. North American natural gas prices also fell during the quarter, outside of the notable mid-February southeast spot pricing surge caused by winter storm Uri, with warmer weather forecasts, weaker-than-expected power burns and strong production.

The post-COVID-19 “re-opening trade” on the back of rising vaccinations led to rising demand for crude oil during the first quarter of 2021. Meanwhile, OPEC remained disciplined, holding barrels off the market, leading to a surge of optimism and quickly rising oil prices.

Unprecedented monetary and fiscal stimulus globally drove this recovery and the investment landscape. While the numbers would suggest robust economic strength, the classic signs of speculative excess still accompanied this rebound. Based on enormous price changes and volatility, commodity markets could certainly fall into the category of speculative excess. We took a slightly nuanced view of the situation, believing that many of the big economic questions are better left answered by more knowledgeable folks. Instead, we look at a more micro level and see this past year mostly as a very pronounced inventory cycle within a secular bull market.

Expecting a significant economic slowdown, home builders, auto manufacturers, and other suppliers leaned out their inventories starting with the onset of the COVID-19 pandemic. They also took capacity offline and in more drastic cases reduced workforces. The rapid demand recovery was unable to be met by commodity producers, which led to a sharp runup in commodity prices. Speculative length in commodity futures contracts also increased materially, further supporting prices during the second quarter of 2021.

Crude oil, natural gas, copper, aluminum, iron ore, and agricultural commodities continued their climb higher during April and May 2021. By the end of the second quarter, it became clear that inventories were starting to rebuild for several commodities, notably lumber, iron ore, steel, and copper. In late May 2021, China also clamped down on commodity

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financial speculation and liquidated a portion of its state-owned stockpiles of several commodities. This further cooled base metal and steel sentiment. After a record-setting surge to all-time highs in May 2021, lumber prices fell 50% by the end of June as inventories were adequately replenished and sawmills maxed out production capacity.

Crude oil and refined product prices rose as increased vaccinations led to improved mobility trends, while supply remained constrained by OPEC prudency. Natural gas became the leading commodity performer as warm weather increased demand for natural gas fired power generation. Worldwide natural gas prices remained strong with an open arbitrage for US liquefied natural gas (LNG) exports, while US producers remained disciplined.

In the second quarter, precious metals prices performed modestly as real rates stayed low and monetary policy remained accommodative. Silver benefited from increasing industrial demand and a tight supply outlook. Agricultural commodities were mixed. Corn prices rose meaningfully as the World Agricultural Supply and Demand Estimates (WASDE) report on acres planted proved bullish. Protein prices were flat on balanced supply-demand fundamentals.

The fervor that gripped many high growth and speculative names unwound during the second half of 2021. In the natural resources space this was seen acutely in many of the renewable energy and clean tech equities, which fell during the quarter. Inflationary pressures, caused by continued supply constraints and strong good demand, continued to provide a tailwind for commodities, which advanced for the seventh straight quarter (as measured by the performance of the UBS Bloomberg CMCI Composite Index).

While we remain firm believers in finding climate solutions to mitigate the obvious and ever-present negative effects of climate change, we believe policies must be pragmatic and properly planned. The risks of poor policy decisions were witnessed in Europe, which is feeling the strains of the energy transition through sky high natural gas and power prices. While Europe has arguably led the world in renewable energy development, they have largely shut off all investment in clean-burning natural gas production and storage due to a distaste for fossil fuels. This led to the closure of storage facilities in the UK as well as the decommissioning of the Groningen field in the Netherlands. Moreover, exploration and development of additional gas resources largely came to a halt. This led to declining production of natural gas and further reliance on Russia and US liquefied natural gas (LNG) to meet European gas demand.

By year end 2021, European and US natural gas, copper, nickel aluminum, steel, fertilizer, coffee, corn, cotton, and wheat led commodity market gains while iron ore, gold, and silver declined. Soybeans were largely flat on the year. Notably, European natural gas surged on limited supplies and storage heading into winter. Meanwhile, during the fourth quarter of 2021, US natural gas prices fell considerably as US production hit an all-time high and early winter weather proved milder than expectations. This created a large arbitrage resulting in a convoy of US LNG cargoes headed to Europe, which helped ease European gas prices late in the fourth quarter of 2021. Fertilizer prices also surged as high European gas prices forced plant curtailments while demand remained firm.

Contributor and detractors

The Portfolio had a strong return for the measurement period but underperformed its benchmark, the S&P North American Natural Resources Sector Index. The energy and industrials sectors were the greatest areas of underperformance. Energy had positive performance but held an underweight position relative to the index. While industrials produced a negative single-digit return for the period, the benchmark had no exposure to the sector. Real estate was the greatest area of relative outperformance; however, the benchmark had no exposure to the sector for the period.

While the Portfolio posted a positive return in the first quarter of 2021, it underperformed the return of its benchmark. Underperformance was driven by an underweight position in the energy sector and overweight positions in various sectors within the materials space. The Portfolio’s exposure to the energy sector increased from the prior quarter, ending at about 39% of equity assets. The remaining sector exposure was composed of materials, solar, industrials, utilities and chemicals. The Portfolio’s gold mining position continued decreasing in the quarter to around 7% from 10% in the previous quarter.

The Portfolio posted a positive return in the second quarter of 2021 but underperformed the return of its benchmark. Underperformance was driven by an underweight position in the energy sector and overweight positions in various sectors in the materials space. The Portfolio’s exposure to the energy sector increased from the prior quarter, ending at about 42% of equity assets from 39% in the previous quarter. The remaining sector exposure was composed of materials, solar, industrials, utilities, and chemicals. The Portfolio’s gold mining position continued decreasing in the quarter to around 6% from 7% in the previous quarter.

The Portfolio posted a negative return in the third quarter of 2021, slightly underperforming the return of its benchmark. Underperformance was driven by an underweight position in the energy sector and overweight positions in various sectors in the materials space versus the benchmark. The Portfolio’s exposure to the energy sector increased from the prior quarter, ending at about 44% of equity assets from 42% in the previous quarter. The remaining sector exposure was composed of

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materials, solar, industrials, utilities, and chemicals. The Portfolio’s gold mining position continued decreasing in the quarter to around 5% from 6% in the previous quarter.

For the fourth quarter of 2021, the Portfolio outperformed its benchmark. (Mr. Halpert and Mr. King took over management of the Portfolio on November 15, 2021.)

Outlook

We continue to believe the deprivation of capital and capital discipline among natural resource companies underpin a bullish supply outlook across the commodity spectrum. In the short term, commodity demand continues to rise as the world rapidly recovers from COVID-induced shutdowns. Longer-term structural demand tailwinds persist as the world continues to seek commodity-intensive lower-carbon energy sources in the form of renewable energy and battery storage. While investment in renewable energy for a lower-carbon future remains inadequate to meet this demand, investment in traditional energy and natural resource commodities remains woefully inadequate. There are a multitude of reasons we don’t see this abating — political/access issues, undesirable industry carbon footprints, lack of access to capital, higher cost of capital, degrading grade/productivity, and more shareholder-friendly capital return strategies directing capital away from growth and to shareholders. We think that degrading supply outlooks in the face of rising demand are likely to cause vicious inflationary pressures to continue across the commodity complex.

While we anticipate a multiyear secular bull market for natural resource equities, we also expect mini cycles within this overall inflationary environment. We feel the interconnection and ripple effects within commodities are vastly unappreciated. Each policy or demand boost has ripple effects beyond the commodity it most obviously affects. For example, as the world continues to electrify its vehicle fleet and policies encourage more renewable energy, copper demand is set for a step change, causing upward pressure on copper and ultimately driving up pricing for a common substitute, aluminum. However, aluminum is an energy and carbon emission-intensive commodity, requiring vast amounts of power in the refining and smelting process. This will further press up power demand and carbon emissions, which will likely increase traditional energy demand in the form of natural gas and coal.

Should there be a carbon market, this will further push up the price of carbon as more coal generation fires up to meet incremental power demand, which would further boost the price of cleaner-burning natural gas. As natural gas prices become more expensive, those with access to cheap natural gas in the US and Middle East would have a natural advantage across the industrial complex in the production of products such as fertilizers. As the cost curve in fertilizer production shifts with higher-cost facilities in Europe and Asia being curtailed, food prices will be pushed higher. This, in turn, would affect the supply of agricultural products, driving up the costs of biofuels while also affecting the overall cost of nutrition.

We believe effects such as these will continue to ripple across the commodity complex until there is adequate investment in traditional energy and natural resources to improve the supply outlook. Unfortunately, there is no solution for the degrading grade/productivity and political/access issues, which appear only to be worsening. The companies we are targeting for investment are, in our view, structurally advantaged and have low-cost assets and the balance sheets and cash flows to support development. We plan to hold many of these companies through these mini cycles, as we believe the overall positive tailwinds outweigh any short-term volatility that we are prepared to experience. We look forward to a positive 2022.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Natural Resources.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. Investing in natural resources can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real and perceived inflationary trends and political developments; and the cost assumed by natural resource companies in complying with environmental and safety regulations.

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International investing involves additional risks, including currency fluctuations, political or economic conditions affecting the foreign country, and differences in accounting standards and foreign regulations. These risks are magnified in emerging markets.

Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising.

These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Natural Resources.

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PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP NATURAL RESOURCES(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	97.7%
Energy	39.7%
Materials	37.9%
Industrials	7.4%
Consumer Staples	6.1%
Real Estate	6.1%
Financials	0.5%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.3%

Country Weightings

North America	87.6%
United States	69.6%
Canada	18.0%
Europe	6.3%
Pacific Basin	3.8%
Australia	3.6%
Other Pacific Basin	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.3%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Weyerhaeuser Co.	United States	Real Estate	Specialized REITs
Newmont Corp.	United States	Materials	Gold
Nutrien Ltd.	Canada	Materials	Fertilizers & Agricultural Chemicals
Denbury, Inc.	United States	Energy	Oil & Gas Exploration & Production
Wheaton Precious Metals Corp.	Canada	Materials	Gold
Valero Energy Corp.	United States	Energy	Oil & Gas Refining & Marketing
Arcosa, Inc.	United States	Industrials	Construction & Engineering
Enviva Partners L.P.	United States	Energy	Coal & Consumable Fuels
Schlumberger Ltd.	United States	Energy	Oil & Gas Equipment & Services
CF Industries Holdings, Inc.	United States	Materials	Fertilizers & Agricultural Chemicals

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Natural Resources changed to Delaware Ivy VIP Natural Resources.

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COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP NATURAL RESOURCES(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	26.68%
5-year period ended 12-31-21	-0.72%
10-year period ended 12-31-21	-1.21%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Natural Resources changed to Delaware Ivy VIP Natural Resources.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

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SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP NATURAL RESOURCES (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Australia

Materials – 3.6%
BHP Group Ltd. (A)	107	$3,228

Total Australia – 3.6%		$3,228
Canada

Industrials – 2.0%
Li-Cycle Holdings Corp. (A)(B)	179	1,779

Materials – 16.0%
HudBay Minerals, Inc.	276	1,998
Nutrien Ltd.	58	4,386
Pan American Silver Corp.	43	1,085
Sprott Physical Uranium Trust (B)	134	1,473
West Fraser Timber Co. Ltd. (A)	18	1,745
Wheaton Precious Metals Corp.	91	3,907

		14,594

Total Canada – 18.0%		$16,373
Hong Kong

Materials – 0.0%
China Metal Recycling (Holdings) Ltd. (B)(C)	1,900	—	*

Total Hong Kong – 0.0%		$—	*
India

Energy – 0.2%
Reliance Industries Ltd.	6	185

Total India – 0.2%		$185
Ireland

Energy – 0.4%
Ardmore Shipping Corp. (B)	110	371

Total Ireland – 0.4%		$371

COMMON STOCKS (Continued)	Shares	Value
Norway

Energy – 2.8%
Equinor ASA ADR (A)	98	$2,579

Total Norway – 2.8%		$2,579
United Kingdom

Materials – 3.1%
Anglo American plc	69	2,812

Total United Kingdom – 3.1%		$2,812
United States

Consumer Staples – 6.1%
Archer Daniels Midland Co.	26	1,747
Bunge Ltd.	27	2,548
Darling International, Inc. (B)	18	1,216

		5,511

Energy – 36.3%
Archaea Energy, Inc., Class A (B)	106	1,933
Black Stone Minerals L.P.	82	844
Chesapeake Energy Corp.	51	3,302
Chevron Corp.	24	2,856
Denbury, Inc. (B)	52	3,981
Enviva Partners L.P.	51	3,585
EOG Resources, Inc.	20	1,809
Equitable Resources, Inc. (B)	149	3,244
Kimbell Royalty Partners L.P.	204	2,774
Schlumberger Ltd.	116	3,468
Valaris Ltd. (B)	40	1,445
Valero Energy Corp.	49	3,708

		32,949

Financials – 0.5%
Spring Valley Acquisition Corp. (B)	44	446

Industrials – 5.4%
Arcosa, Inc. (B)	68	3,598
Sunrun, Inc. (B)	38	1,314

		4,912

COMMON STOCKS (Continued)	Shares	Value
Materials – 15.2%
Air Products and Chemicals, Inc.	9	$2,666
CF Industries Holdings, Inc.	48	3,371
Louisiana-Pacific Corp.	24	1,874
Newmont Corp.	77	4,791
Steel Dynamics, Inc.	18	1,104

		13,806

Real Estate – 6.1%
Weyerhaeuser Co.	136	5,583

Total United States – 69.6%		$63,207

TOTAL COMMON STOCKS – 97.7%		$88,755
(Cost: $90,604)

SHORT-TERM SECURITIES

Money Market Funds (D) – 8.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	2,135	2,135
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (E)	5,476	5,476

		7,611

TOTAL SHORT-TERM SECURITIES – 8.4%		$7,611
(Cost: $7,611)

TOTAL INVESTMENT SECURITIES – 106.1%		$96,366
(Cost: $98,215)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (6.1)%		(5,512)

NET ASSETS – 100.0%		$90,854

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $8,486 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Securities whose value was determined using significant unobservable inputs.

(D)	Rate shown is the annualized 7-day yield at December 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.

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SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP NATURAL RESOURCES (in thousands)

DECEMBER 31, 2021

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$88,755	$—	$		—*
Short-Term Securities	7,611	—		—
Total	$96,366	$—	$		—*

During the year ended December 31, 2021, there were no transfers in or out of Level 3.

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Energy	39.7%
Materials	37.9%
Industrials	7.4%
Consumer Staples	6.1%
Real Estate	6.1%
Financials	0.5%
Other+	2.3%

+ Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

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MANAGEMENT DISCUSSION	DELAWARE IVY VIP SCIENCE AND TECHNOLOGY

(UNAUDITED)

On November 15, 2021, Gustaf C. Zinn was added as an additional portfolio manager for the Portfolio.

Below, Zachary Shafran, Bradley Warden, and Gus Zinn, portfolio managers of Delaware Ivy VIP Science and Technology, discuss positioning, performance and results for the fiscal year ended December 31, 2021. Mr. Shafran has managed the Portfolio since 2001 and has 33 years of industry experience. Mr. Warden was named portfolio manager in October 2016 and was previously an assistant portfolio manager on the Portfolio since 2014. He has 24 years of industry experience. Mr. Zinn has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Science and Technology (Class II shares at net asset value)	15.17%
Benchmark
S&P North American Technology Sector Index	26.40%
(generally reflects the performance of US science and technology stocks)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

A step forward

Fiscal year 2021 may best be described as a transitional year in the COVID-19 era. After a dramatic calendar 2020 that included COVID-19 driven economic shutdowns, overwhelmed healthcare systems, massive job losses, and the most aggressive US Federal Reserve (Fed) policy actions in history, we entered 2021 with hopes of normalization as vaccines began mass production. Unfortunately, COVID-19 variants like Delta and Omicron became everyday terms, even as vaccination rates climbed during the year.

While COVID-19 was a pervasive topic during the year, the political events of the first week of January would capture the biggest headlines in early 2021. Following a political rally for President Trump in Washington DC, rioters marched and took control of the US Capitol for several hours. Despite the shocking nature of the event, the market showed relatively minimal concern, likely a result of the divisive politics we all grew accustomed to over the past several years. Questions around the legitimacy of Joe Biden’s election as the next President continued throughout the year and the political atmosphere in Washington remained extremely divisive.

Divisive politics are nothing new in Washington DC, but the razor-thin margin of Democrat Congressional majority created volatility in the policy making process throughout the year. A key tenet of President Biden’s campaign, the Infrastructure Bill, went through numerous iterations and delays, ultimately passing in November with a “reduced” price tag of $1.2 trillion. Initially, markets were concerned that corporate and capital gains tax rates would rise meaningfully to pay for the bill and other campaign priorities. Over the course of the year, it became less likely large tax increases would happen and the reconciliation bill, with many taxation provisions, was further delayed into 2022.

Internationally, China remained at the forefront of US government concerns. The year was a continuation of stricter policies around Chinese technology companies with a genuine focus on incentivizing semiconductor companies to produce more chips domestically on national security grounds. After China’s brazen push in Hong Kong, Taiwan began garnering attention as a potential next move by the Chinese government. Taiwan is a key technology hub and a clear rising concern for policymakers.

In economic terms, massive stimulus continued to prop up the domestic economy through much of the year, while tightening labor markets and global shortages became more acute. Wages began to rise, and it was difficult to go anywhere without seeing “Help Wanted” signs. Additionally, supply chains were stressed by a combination of COVID-19 related shutdowns and robust demand. These supply chain disruptions drove shortages in areas like autos and electronics, further exacerbating upward pricing pressures. It became extremely difficult to find an area of the economy not being impacted by these supply issues.

With the steep rise in prices across many categories, including housing and autos, and continued wage pressure, the conversation in markets shifted to speculation of when and how quickly the Fed would move to tighten monetary policy to ward off inflation. By the second half of the year and especially in the fourth quarter, the concern on higher interest rates and a decrease in the Fed’s balance sheet created volatility in the markets, especially for high-multiple, high-growth equities. On days of upward pressure on interest rates, the equity market sold off.

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The combination of a global pandemic, divisive politics, international risks, and rising inflationary pressures, would normally equate to pressured financial markets. But, the underlying health of the economy, consumer balance sheets, and corporate results speaks to strong fundamentals that were supportive throughout 2021.

During the fiscal year, information technology stocks performed well with the Portfolio’s benchmark advancing 26.4%. Within information technology, the semiconductor, hardware, interactive media and software subsectors made significant positive relative contributions to performance. In addition to these subsectors, other areas like communication equipment and information technology services added positively in an absolute sense, illustrating the broad market strength across the information technology sector that was a continuation of 2020. On the healthcare front, stocks struggled to keep up with the performance of technology names.

Semiconductors led the way again, but healthcare lagged

The Portfolio underperformed its technology-only benchmark during the fiscal year. The technology portion of the Portfolio performed well on an absolute basis but relatively trailed the benchmark. Positions in Universal Display Corp., Alibaba Group Holding Ltd., and ACI Worldwide, Inc. were key detractors, while underweight positions in NVIDIA Corp. and Qualcomm Inc. also hurt relative performance. The Portfolio no longer holds Universal Display Corp., Alibaba Group Holding Ltd. or Qualcomm Inc. Relative outperformers in the Portfolio’s technology exposure included ASML Holding N.V., NY Registry Shares, ON Semiconductor Corp., and GlobalFoundries Inc.

During the period, the Portfolio’s exposure to healthcare drove a portion of underperformance. Healthcare is not represented in the benchmark, so the Portfolio’s allocation to the sector is an important distinction when comparing performance metrics. Underperformance in both biotechnology and healthcare technology negatively impacted overall performance.

The Portfolio maintained a low single-digit average cash position during the fiscal year, which detracted from relative performance. Additionally, the Portfolio used derivatives over the reporting period, but the usage had no material impact on Portfolio performance.

Portfolio positioning

As we entered the second half of the fiscal year, we became increasingly concerned about the rising specter of inflation and tightening monetary policy. This backdrop suggested potential pressure on higher multiple stocks within our investment universe. With our disciplined valuation approach to investing in innovation, we made several focused trades in the Portfolio over this time period. Overall, we skewed our weightings upward in larger capitalization names in the Portfolio, while opportunistically adding a handful of attractive new stocks we believe position us for a more challenging growth stock environment.

The Portfolio had approximately 63.5% of its equity exposure in the information technology sector as of December 31, 2021. The overall exposure in information technology is more appropriately assessed by including the communication services sector, which includes many companies previously in the information technology sector. The Portfolio had approximately 13.5% of its equity assets in the communication services sector as of December 31, 2021, for a total of 77% of assets exposed to the information technology and communications services sectors.

As of fiscal year end, roughly 8% of the Portfolio’s equity assets were in the healthcare sector. Our lower healthcare exposure compared to historical averages is primarily a result of reducing our biotechnology weighting due to the anticipated market backdrop mentioned earlier. In developing markets, as the standard of living increases, we continue to believe the demand for quality healthcare should increase. In our view, biotechnology, healthcare information technology systems, and pharmaceuticals are among the greatest innovators and early adopters of new science and technology, so we continue to focus on companies in those areas.

The Portfolio’s “applied science and technology” holdings span several industries and sectors and, along with the consumer discretionary subsector (largely Amazon), make up the remainder of the Portfolio’s equity composition. At the end of the fiscal year, the Portfolio’s cash position was 3.8% of net assets. We almost always have some cash on hand to take advantage of opportunities that may present themselves.

Volatility ahead, but strong underlying fundamentals

As we look forward to fiscal 2022, we expect increased volatility in equity markets as a result of tightening monetary policy and reduced consumer stimulus. Innovative areas of the market are among the highest growth and appropriately receive higher valuations as compared to the rest of the market. These higher growth stocks often have proportionately more value in the anticipated future cash flows, leaving their stocks more susceptible to changes in underlying interest rates. While

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volatility creates near-term uncertainty, we use these times in the market to opportunistically add new names or adjust weightings to take advantage of what we believe are great long-term stories. Our long-term investment horizon and concentrated portfolio are compelling advantages during times of market uncertainty.

While tightening monetary policy concerns us relative to market valuations, strong economic fundamentals keep us optimistic. Consumer balance sheets are in great shape, corporate earnings continue to expand, and the job market hasn’t been this tight in a long time. It is a tricky balance that the Fed will have to play as it balances its mandates of pricing stability and long-term growth. The good news is that the Fed has shown willingness to react, almost real-time, to changing conditions.

Other supportive economic measures include fiscal spending, like the recently passed infrastructure bill, and investments that should see supply chains begin to normalize by the end of 2022. COVID-19 isn’t likely going anywhere soon, but we believe financial markets will continue to look through short-term disruptions of COVID-19 surges. We clearly don’t know how the virus will evolve over time, but what we do know is that the world is more prepared for dealing with its evolution.

Our optimism about the future is driven by the innovation acceleration we see across the economy. A crisis typically accelerates innovation as problem-solving kicks into high gear. We see innovation manifest everywhere, but examples like the changes brought about by the work-from-home trend, the early development of the metaverse, and the continued electrification of transportation are driving new investment opportunities. Additionally, the supply chain shortages over the past year clearly highlighted the increasing value and integral role of semiconductors in the global economy.

As always, we will continue to carefully examine the macro factors underlying our investment universe, especially current issues like the regulatory risks facing big technology and China’s restrictive technology policies. We will strive to be prudent in balancing growth with valuations and be opportunistic in adding what we believe are long-term innovators with strong management teams to the Portfolio. We have high conviction that our attention to bottom-up research, coupled with the innovation happening across the globe should continue to provide very attractive investment opportunities for the Portfolio.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Science and Technology.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

Because the Portfolio invests more than 25% of its total assets in the science and technology industry, the Portfolio’s performance may be more susceptible to a single economic, regulatory or technological occurrence than a portfolio that does not concentrate its investments in this industry.

“Non-diversified” investments may allocate more of their net assets to investments in single securities than “diversified” investments. Resulting adverse effects may subject these investments to greater risks and volatility.

Investment risks associated with investing in science and technology securities, in addition to other risks, include: operating in rapidly changing fields, abrupt or erratic market movements, limited product lines, markets or financial resources, management that is dependent on a limited number of people, short product cycles, aggressive pricing of products and services, new market entrants and obsolescence of existing technology.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s

2021	ANNUAL REPORT	77

ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Science and Technology.

78	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP SCIENCE AND TECHNOLOGY(a)

ALL DATA AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	96.2%
Information Technology	63.5%
Communication Services	13.5%
Consumer Discretionary	8.3%
Health Care	8.1%
Industrials	2.1%
Financials	0.7%
Bonds	0.0%
Corporate Debt Securities	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.8%

Country Weightings

North America	85.8%
United States	85.8%
Europe	5.9%
Netherlands	3.8%
Other Europe	2.1%
Pacific Basin	3.7%
South America	0.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	3.8%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
MasterCard, Inc., Class A	United States	Information Technology	Data Processing & Outsourced Services
Alphabet, Inc., Class C	United States	Communication Services	Interactive Media & Services
ASML Holding N.V., NY Registry Shares	Netherlands	Information Technology	Semiconductor Equipment
ON Semiconductor Corp.	United States	Information Technology	Semiconductors
Microchip Technology, Inc.	United States	Information Technology	Semiconductors
Micron Technology, Inc.	United States	Information Technology	Semiconductors

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Science and Technology changed to Delaware Ivy VIP Science and Technology.

2021	ANNUAL REPORT	79

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP SCIENCE AND TECHNOLOGY(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	15.45%	15.17%
5-year period ended 12-31-21	—	23.88%
10-year period ended 12-31-21	—	19.46%
Since Inception of Class through 12-31-21(3)	22.82%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	4-28-17 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP Science and Technology changed to Delaware Ivy VIP Science and Technology.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

80	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 11.5%
Alphabet, Inc., Class A (A)	11	$32,829
Alphabet, Inc., Class C (A)	9	27,026
Pinterest, Inc., Class A (A)	303	11,024
Tencent Holdings Ltd. (B)	116	6,807
Vimeo, Inc. (A)	201	3,618

		81,304

Wireless Telecommunication Service – 2.0%
T-Mobile U.S., Inc. (A)	123	14,318

Total Communication Services – 13.5%		95,622
Consumer Discretionary

Auto Parts & Equipment – 0.9%
Luminar Technologies, Inc., Class A (A)(C)	376	6,357

Internet & Direct Marketing Retail – 7.4%
Amazon.com, Inc. (A)	12	41,015
Chewy, Inc., Class A (A)(C)	97	5,734
MercadoLibre, Inc. (A)	4	6,002

		52,751

Total Consumer Discretionary – 8.3%		59,108
Financials

Consumer Finance – 0.7%
SoFi Technologies, Inc. (A)(C)	300	4,743

Total Financials – 0.7%		4,743
Health Care

Biotechnology – 0.8%
Moderna, Inc. (A)	23	5,829

Health Care Equipment – 2.9%
DexCom, Inc. (A)	17	9,120
Intuitive Surgical, Inc. (A)	31	11,081

		20,201

Health Care Technology – 2.3%
Cerner Corp.	178	16,513

Life Sciences Tools & Services – 1.0%
Repligen Corp. (A)	28	7,354

Pharmaceuticals – 1.1%
Eli Lilly and Co.	27	7,516

Total Health Care – 8.1%		57,413
Industrials

Trucking – 2.1%
Uber Technologies, Inc. (A)	356	14,919

Total Industrials – 2.1%		14,919

COMMON STOCKS (Continued)	Shares	Value
Information Technology

Application Software – 7.7%
ACI Worldwide, Inc. (A)	10	$358
Aspen Technology, Inc. (A)	58	8,794
Autodesk, Inc. (A)	39	11,104
Cadence Design Systems, Inc. (A)	38	7,113
Intuit, Inc.	21	13,539
Workday, Inc., Class A (A)	49	13,436

		54,344

Data Processing & Outsourced Services – 8.1%
MasterCard, Inc., Class A	80	28,913
PayPal, Inc. (A)	79	14,898
Shift4 Payments, Inc., Class A (A)	102	5,938
WNS (Holdings) Ltd. ADR (A)	86	7,622

		57,371

Electronic Components – 2.3%
Amphenol Corp., Class A	189	16,549

Internet Services & Infrastructure – 2.2%
VeriSign, Inc. (A)	61	15,426

Semiconductor Equipment – 3.8%
ASML Holding N.V., NY Registry Shares	34	27,021

Semiconductors – 19.1%
Ambarella, Inc. (A)	37	7,430
Analog Devices, Inc.	81	14,249
GlobalFoundries, Inc. (A)	183	11,886
Infineon Technologies AG (B)	323	14,976
Microchip Technology, Inc.	227	19,777
Micron Technology, Inc.	189	17,638
NVIDIA Corp.	44	13,070
ON Semiconductor Corp. (A)	368	25,020
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	92	11,106

		135,152

Systems Software – 14.3%
Microsoft Corp.	260	87,296
ServiceNow, Inc. (A)	22	14,440

		101,736

Technology Hardware, Storage & Peripherals – 6.0%
Apple, Inc.	241	42,738

Total Information Technology – 63.5%		450,337

TOTAL COMMON STOCKS – 96.2%		$682,142
(Cost: $444,987)

CORPORATE DEBT SECURITIES	Principal	Value
Materials

Fertilizers & Agricultural Chemicals – 0.0%
Marrone Bio Innovations, Inc., 8.000%, 12-31-22 (D)	$288	$291

Total Materials – 0.0%		291

TOTAL CORPORATE DEBT SECURITIES – 0.0%		$291
(Cost: $288)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 4.1%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (E)	2,038	2,038
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	27,048	27,048

		29,086

TOTAL SHORT-TERM SECURITIES – 4.1%		$29,086
(Cost: $29,086)

TOTAL INVESTMENT SECURITIES – 100.3%		$711,519
(Cost: $474,361)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.3)%		(2,245)

NET ASSETS – 100.0%		$709,274

2021	ANNUAL REPORT	81

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SCIENCE AND TECHNOLOGY (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Listed on an exchange outside the United States.

(C)	All or a portion of securities with an aggregate value of $11,909 are on loan.

(D)	Restricted security. At December 31, 2021, the Portfolio owned the following restricted security:

Security	Acquisition Date(s)	Principal	Cost	Value
Marrone Bio Innovations, Inc., 8.000%, 12-31-22	8-20-15	$288	$287	$291

The total value of this security represented 0.0% of net assets at December 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.

(F)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$95,622	$—	$—
Consumer Discretionary	59,108	—	—
Financials	4,743	—	—
Health Care	57,413	—	—
Industrials	14,919	—	—
Information Technology	435,361	14,976	—
Total Common Stocks	$667,166	$14,976	$—
Corporate Debt Securities	—	291	—
Short-Term Securities	29,086	—	—
Total	$696,252	$15,267	$—

The following acronyms are used throughout this schedule:

ADR = American Depositary Receipts

REIT = Real Estate Investment Trust

Country Diversification

(as a % of net assets)
United States	85.8%
Netherlands	3.8%
Germany	2.1%
Taiwan	1.6%
India	1.1%
China	1.0%
Other Countries	0.8%
Other+	3.8%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

82	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP SMALL CAP GROWTH

(UNAUDITED)

Below, Kenneth G. McQuade and Timothy J. Miller, CFA, co-portfolio managers of Delaware Ivy VIP Small Cap Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Mr. McQuade has managed the Portfolio since 2006 and has 26 years of industry experience. Mr. Miller, who has managed the Delaware Ivy Small Cap Growth Fund since 2010, assumed co-manager responsibilities of the Portfolio in 2016. He has 43 years of investment experience. On November 15, 2021, Bradley P. Halverson, CFA, another co-portfolio manager, left the Portfolio to join the Delaware Ivy mid-cap strategy management team.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Small Cap Growth (Class II shares at net asset value)	3.99%
Benchmark
Russell 2000 Growth Index	2.83%
(generally reflects the performance of small-company stocks)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Fiscal year 2021 was a period that did not call for celebration by small-cap growth managers. After posting exceptional gains in fiscal year 2020 amidst that period’s COVID-19 pandemic volatility, small-cap growth stocks took a pause in 2021 and could only muster a 2.8% gain for the year. Small-cap growth was the category laggard among the Russell benchmarks in fiscal year 2021 after being the category leader in 2020. The Russell 1000 Growth Index led the measurement period driven by mega-cap growth stocks, followed by the Russell Value Indexes (small-cap value, mid cap value, and large cap value in order of returns). The gap in performance between small-cap growth and small-cap value was wide – a 2.8% return for growth versus a 28% return for value — reversing a similar gap in favor of growth in 2020. Earnings growth was a major driver of performance in the 2021 measurement period. While small-cap growth companies generated a healthy 40% gain in earnings for the fiscal year, earnings growth for small-cap value companies more than doubled for the same period.

The sectors leading the earnings growth move in the measurement period included consumer discretionary, industrials, materials, energy, and financials. Macroeconomic stimulus, both monetary and fiscal, helped drive the surge in demand for goods and services that suppliers often struggled to provide. The result was an alarming rise in inflationary pressures, which in many cases, provided a boost to cyclical companies’ earnings growth. On the flip side, this situation raised concern about rising interest rates, putting downward pressure on the price-to-earnings (P/E) ratios of growth companies.

Contributors and detractors

The Portfolio outperformed its benchmark for the fiscal year by slightly more than one percentage point. A larger gain generated through mid-year was diminished in the second half as pressure from the rotation to value stocks hurt the Portfolio performance. For the measurement period, the sectors contributing to positive performance included healthcare, consumer discretionary, and communication services. On the downside, industrials, information technology, and real estate were the primary drags on performance.

Healthcare was the largest weighted sector in the benchmark while also the worst performing sector, down greater than 20% for the fiscal year. COVID-19 was the obvious key focal point that created many direct impacts such as minimal capacity for many medical procedures, lower private pay from higher unemployment, lack of capacity for clinical trials, and significant stress on healthcare staffing. The result was slower volumes, lower profitability, and less visibility along most of the sector. Biotechnology was the worst performing segment due to the mentioned fundamental issues along with rising interest rates affecting speculative valuations. The Portfolio remained underweight healthcare due to an underweight position in biotechnology, which was the primary reason for relative outperformance. In addition, the Portfolio had exposure across the risk spectrum including exposure to medical staffing and more efficient healthcare delivery, which contributed to positive stock selection. Looking forward, we believe the demand for more efficiency and individualized treatments, along with expected pandemic relief on healthcare systems, should make the fundamental outlook bright for the more novel niches in healthcare as long as those names have available capital for development. As a result, we continue to gravitate toward innovation and services that facilitate value-based healthcare in more cost-effective settings.

2021	ANNUAL REPORT	83

Information technology is the other large weighting in the Portfolio and it was impacted primarily by the macro factors mentioned above. While the fundamental picture for the sector appears to remain healthy, the combination of lower relative earnings growth and higher interest rates have impacted these stocks. Information technology has been a stellar performer over the past few years with valuations reaching record levels, which has made the group vulnerable to these trends. The Portfolio had reduced exposure to the most extremely valued software names throughout the fiscal year but nevertheless maintained an above-average weighting in the group, which impacted performance. Within the information technology sector, the principal drag was from the software industry whereas the Portfolio’s semiconductor and information technology services industry holdings were positive contributors. Looking ahead into 2022, we think macro pressures will remain for a period of time, but the ultimate growth opportunities in the software/semiconductor/technology services segments remain too attractive to avoid. Cyclical rotations akin to this one have been experienced in the past and have generally become attractive opportunities to make a few upgrades in the Portfolio. Cybersecurity remains an area of strong interest as does the general enterprise software segment.

Consumer discretionary and industrials were the next two greatest sector weightings during the measurement period. Positive returns were generated in consumer discretionary led primarily by the hotel, gaming, and restaurant industries. Companies such as Marriott Vacations, Churchill Downs, and Wyndham Hotels were beneficiaries of the healthy consumer spending trends. The industrials sector was a meaningful outperformer for the benchmark during the measurement period. Sector performance was quite volatile throughout the fiscal year based on investors’ reactions to economic measures. The more cyclical segments performed better overall with the strongest being road and rail, building products, and construction and engineering. The more unestablished growthier segments such as alternative energy and services were underperformers. The Portfolio had some exposure to cyclical names but maintained greater exposure to secular growth names, which were a relative detractor for the fiscal year. The aerospace and defense segment was also a negative contributor as it is considered a more defensive segment. It was also impacted by concerns of federal budget constraints and manufacturer operating issues. The Portfolio’s higher exposure to defense was also a detractor. We will continue to monitor the cyclical dynamics the US economy presents but will continue to seek transformational companies that appear poised for longer-term sustainable success.

Outlook

The fundamental macroeconomic outlook for 2022 appears to be quite healthy, which has the potential to provide a foundation for another year of solid earnings growth for small-cap growth companies. We don’t think the discrepancy between value and growth earnings in 2022 will be as pronounced as it was in 2021 since cyclical companies will be facing difficult comparisons. The Portfolio remains focused on seeking high-quality, small-cap growth companies across multiple sectors.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Small Cap Growth.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

The Portfolio may invest in derivative instruments, primarily total return swaps, futures on domestic equity indexes and options, both written and purchased, in an attempt to increase exposure to various equity sectors and markets or to hedge market risk on individual equity securities.

Investing in small-cap stocks may carry more risk than investing in stocks of larger more well-established companies. Prices of growth stocks may be more sensitive to changes in current and expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general. The Portfolio may invest in Initial Public Offerings (IPOs), which can have a significant positive impact on the Portfolio’s performance that may not be replicated in the future. These and other risks are more fully described in the Portfolio’s prospectus.

84	ANNUAL REPORT	2021

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Small Cap Growth.

2021	ANNUAL REPORT	85

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP SMALL CAP GROWTH(a)

ALL DATA AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation
Stocks	98.4%
Information Technology	29.9%
Health Care	24.5%
Consumer Discretionary	17.3%
Industrials	14.6%
Financials	5.0%
Consumer Staples	3.1%
Communication Services	2.4%
Energy	1.6%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.6%

Top 10 Equity Holdings

Company	Sector	Industry
Globant S.A.	Information Technology	IT Consulting & Other Services
SiTime Corp.	Information Technology	Semiconductors
Knight Transportation, Inc.	Industrials	Trucking
Tandem Diabetes Care, Inc.	Health Care	Health Care Equipment
Omnicell, Inc.	Health Care	Health Care Technology
Vocera Communications, Inc.	Health Care	Health Care Technology
Marriott Vacations Worldwide Corp.	Consumer Discretionary	Hotels, Resorts & Cruise Lines
Varonis Systems, Inc.	Information Technology	Systems Software
Cryoport, Inc.	Health Care	Health Care Equipment
Pinnacle Financial Partners, Inc.	Financials	Regional Banks

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Small Cap Growth changed to Delaware Ivy VIP Small Cap Growth.

86	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP SMALL CAP GROWTH(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class I	Class II
1-year period ended 12-31-21	4.25%	3.99%
5-year period ended 12-31-21	—	15.83%
10-year period ended 12-31-21	—	12.85%
Since Inception of Class through 12-31-21(3)	15.14%	—

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)	11-5-18 (the date on which shares were first acquired by shareholders).

(a)	Effective July 1, 2021, the name of Ivy VIP Small Cap Growth changed to Delaware Ivy VIP Small Cap Growth.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	87

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Broadcasting – 2.4%
Gray Television, Inc.	124	$2,495
Nexstar Broadcasting Group, Inc.	51	7,740

		10,235

Total Communication Services – 2.4%		10,235
Consumer Discretionary

Auto Parts & Equipment – 2.8%
Fox Factory Holding Corp. (A)	50	8,548
Visteon Corp. (A)	34	3,796

		12,344

Automotive Retail – 0.4%
EVgo, Inc., Class A (A)(B)	171	1,701

Casinos & Gaming – 4.8%
Churchill Downs, Inc.	33	7,848
Monarch Casino & Resort, Inc. (A)	67	4,973
Red Rock Resorts, Inc., Class A	151	8,299

		21,120

Footwear – 1.9%
Deckers Outdoor Corp. (A)	23	8,254

Homebuilding – 0.6%
TopBuild Corp. (A)	10	2,819

Hotels, Resorts & Cruise Lines – 3.7%
Marriott Vacations Worldwide Corp.	56	9,471
Wyndham Destinations, Inc.	77	6,906

		16,377

Leisure Products – 1.4%
Malibu Boats, Inc., Class A (A)	87	5,998

Restaurants – 1.7%
Portillo’s, Inc., Class A (A)(B)	23	859
Sweetgreen, Inc., Class A (A)(B)	14	434
Texas Roadhouse, Inc., Class A	67	5,973

		7,266

Total Consumer Discretionary – 17.3%		75,879
Consumer Staples

Distillers & Vintners – 1.2%
Duckhorn Portfolio, Inc. (The) (A)	140	3,270
MGP Ingredients, Inc.	25	2,165

		5,435

Hypermarkets & Super Centers – 1.6%
BJ’s Wholesale Club, Inc. (A)	102	6,835

Packaged Foods & Meats – 0.3%
Sovos Brands, Inc. (A)	74	1,116

Total Consumer Staples – 3.1%		13,386

COMMON STOCKS (Continued)	Shares	Value
Energy

Oil & Gas Equipment & Services – 1.2%
Cactus, Inc., Class A	105	$3,998
Liberty Oilfield Services, Inc., Class A (A)	123	1,190

		5,188

Oil & Gas Exploration & Production – 0.4%
SM Energy Co.	65	1,908

Total Energy – 1.6%		7,096
Financials

Asset Management & Custody Banks – 0.9%
Focus Financial Partners, Inc., Class A (A)	52	3,076
Hamilton Lane, Inc., Class A	7	756

		3,832

Financial Exchanges & Data – 0.4%
Open Lending Corp., Class A (A)	91	2,055

Regional Banks – 3.7%
Pinnacle Financial Partners, Inc.	91	8,652
Seacoast Banking Corp. of Florida	95	3,371
Veritex Holdings, Inc.	103	4,113

		16,136

Total Financials – 5.0%		22,023
Health Care

Biotechnology – 6.6%
Blueprint Medicines Corp. (A)	16	1,730
CareDx, Inc. (A)	185	8,432
Insmed, Inc. (A)	78	2,121
Organogenesis Holdings, Inc. (A)	263	2,434
PTC Therapeutics, Inc. (A)	38	1,495
Twist Bioscience Corp. (A)	16	1,258
Veracyte, Inc. (A)	67	2,751
Vericel Corp. (A)	220	8,632

		28,853

Health Care Distributors – 1.7%
PetIQ, Inc. (A)	326	7,399

Health Care Equipment – 6.2%
Axonics, Inc. (A)	109	6,130
Cryoport, Inc. (A)	152	8,969
Tactile Systems Technology, Inc. (A)	58	1,110
Tandem Diabetes Care, Inc. (A)	71	10,755

		26,964

Health Care Facilities – 0.6%
Joint Corp. (The) (A)	42	2,788

Health Care Services – 2.5%
AMN Healthcare Services, Inc. (A)	64	7,794
Castle Biosciences, Inc. (A)	76	3,249

		11,043

COMMON STOCKS (Continued)	Shares	Value
Health Care Technology – 4.4%
Omnicell, Inc. (A)	53	$9,648
Vocera Communications, Inc. (A)	147	9,544

		19,192

Life Sciences Tools & Services – 0.6%
Quanterix Corp. (A)	62	2,618

Managed Health Care – 1.5%
Progyny, Inc. (A)	131	6,613

Pharmaceuticals – 0.4%
Pacira Pharmaceuticals, Inc. (A)	31	1,847

Total Health Care – 24.5%		107,317
Industrials

Air Freight & Logistics – 1.0%
Air Transport Services Group, Inc. (A)	142	4,187

Construction & Engineering – 1.6%
Valmont Industries, Inc.	29	7,206

Electrical Components & Equipment – 2.2%
EnerSys	52	4,110
Regal Rexnord Corp.	33	5,600

		9,710

Environmental & Facilities Services – 1.5%
Clean Harbors, Inc. (A)	67	6,687

Industrial Machinery – 3.6%
Altra Industrial Motion Corp.	42	2,159
John Bean Technologies Corp.	36	5,464
Kornit Digital Ltd. (A)	30	4,575
RBC Bearings, Inc. (A)	17	3,360

		15,558

Security & Alarm Services – 1.1%
Brink’s Co. (The)	71	4,674

Trading Companies & Distributors – 1.1%
Herc Holdings, Inc.	32	5,044

Trucking – 2.5%
Knight Transportation, Inc.	180	10,969

Total Industrials – 14.6%		64,035
Information Technology

Application Software – 12.0%
BTRS Holdings, Inc. (A)	328	2,563
Domo, Inc., Class B (A)	108	5,352
Five9, Inc. (A)	47	6,470
ForgeRock, Inc., Class A (A)(B)	37	995
LivePerson, Inc. (A)	114	4,073
Mimecast Ltd. (A)	98	7,831
NCR Corp. (A)	185	7,453
Paycor HCM, Inc. (A)	160	4,611
Q2 Holdings, Inc. (A)	77	6,110

88	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SMALL CAP GROWTH (in thousands)

DECEMBER 31, 2021

COMMON STOCKS (Continued)	Shares	Value
Application Software (Continued)
SimilarWeb Ltd. (A)(B)	69	$1,241
Smartsheet, Inc., Class A (A)	78	6,064

		52,763

Communications Equipment – 1.7%
Viavi Solutions, Inc. (A)	412	7,252

Data Processing & Outsourced Services – 1.8%
Shift4 Payments, Inc., Class A (A)	137	7,929

Internet Services & Infrastructure – 1.9%
Switch, Inc., Class A	284	8,140

IT Consulting & Other Services – 2.7%
Globant S.A. (A)	37	11,670

COMMON STOCKS (Continued)	Shares	Value
Semiconductors – 6.4%
Allegro MicroSystems, Inc. (A)	236	$8,535
Monolithic Power Systems, Inc.	17	8,264
SiTime Corp. (A)	39	11,326

		28,125

Systems Software – 3.4%
CyberArk Software Ltd. (A)	6	1,093
SailPoint Technologies Holdings, Inc. (A)	90	4,356
Varonis Systems, Inc. (A)	194	9,446

		14,895

Total Information Technology – 29.9%		130,774

TOTAL COMMON STOCKS – 98.4%		$430,745
(Cost: $325,284)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (D) – 2.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares, 0.010% (C)	4,238	$4,238
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	6,999	6,999

		11,237

TOTAL SHORT-TERM SECURITIES – 2.6%		$11,237
(Cost: $11,237)

TOTAL INVESTMENT SECURITIES – 101.0%		$441,982
(Cost: $336,521)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (1.0)%		(4,202)

NET ASSETS – 100.0%		$437,780

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $4,105 are on loan.

(C)	Investment made with cash collateral received from securities on loan.

(D)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$430,745	$—	$—
Short-Term Securities	11,237	—	—
Total	$441,982	$—	$—

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	89

MANAGEMENT DISCUSSION	DELAWARE IVY VIP SMID CAP CORE

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the Portfolio name change to “Delaware Ivy VIP Smid Cap Core” (formerly, Delaware Ivy VIP Small Cap Core, and before that, Ivy VIP Small Cap Core) and the appointment of the portfolio manager team of Francis X. Morris, Christopher S. Adams, CFA, Michael S. Morris, CFA, Donald G. Padilla, CFA, and David E. Reidinger of Delaware Management Company as new portfolio managers. In connection with this change, the board approved applicable revisions to the Portfolio’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective November 15, 2021, the Portfolio’s new benchmark index is the Russell 2500 Index. The portfolio managers believe that this index is more consistent with the investment philosophy of the Portfolio and more reflective of the types of securities in which the Portfolio invests than the previous benchmark index. Both the new benchmark index and the Portfolio’s previous benchmark index are included for comparison purposes.

Below, Francis X. Morris, Christopher S. Adams, CFA, Michael S. Morris, CFA, Donald G. Padilla, CFA, and David E. Reidinger, managers of Delaware Ivy VIP Smid Cap Core, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Smid Cap Core (Class II shares at net asset value)	20.78%
Benchmark(s)
Russell 2500 Index	18.18%
(Generally reflects the performance of small- and mid-cap company stocks)
Russell 2000 Index	14.82%
(Generally reflects the performance of small-cap company stocks)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Over the year, mid-cap stocks outperformed small-cap stocks. The smaller-cap Russell 2000 Index gained 14.82% for the year while the Russell Midcap Index gained 22.58%. Value companies outperformed growth companies during the year as the Russell 2500 Value Index appreciated 27.78% versus a 5.04% gain for the Russell 2500 Growth Index. Sector-level performance within the Russell 2500 Index, the Portfolio’s benchmark, was mostly positive with only one sector, healthcare, declining and 15 advancing. Companies in the technology, utilities, and consumer staples sectors were relative laggards for the year. The strongest performing sectors in the benchmark were energy, transportation, and real estate investment trusts (REITs).

US gross domestic product (GDP) growth was strong in 2021, with the initial read for fourth quarter GDP of 6.9%, topping consensus of 5.3%. The quarter was the fastest rise since the third quarter of 2020. An increase in private inventory investment was notable. For calendar year 2021, output grew 5.5%, which is the fastest pace since 1984. The US has learned to adapt to the new world, living with COVID-19, and continuing to produce.

The National Federation of Independent Business (NFIB) Small Business Optimism Index level stayed below 100 in December 2021 at 98.9. Small business owners continued to have a difficult time finding qualified workers to fill open positions. Inflation was quoted in the report as the single most important operational problem small business owners currently have in managing their business. The unemployment rate continued to decline, settling at 3.9% in December 2021, further tightening the labor market. The Conference Board Consumer Confidence Index increased during the quarter, with a December 2021 reading of 115.2 whereas in September 2021 the index stood at 109.8 (1985=100). Inflation has become more sticky than transitory as personal consumption expenditures (PCE) increased to a 3.3% seasonally adjusted annual rate in the fourth quarter of 2021, an upturn from the third of quarter 2021’s 2.0% pace.

Performance

The Portfolio outperformed both of its new and old benchmarks over the annual reporting period. The Russell 2500 Index is the Portfolio’s only benchmark as of November 15, 2021.

90	ANNUAL REPORT	2021

For the first quarter of 2021, the Portfolio produced a positive return and exceeded its benchmark, the Russell 2000 Index. Performance for the quarter was driven nearly equally between stock selection and allocation.

For the second quarter of 2021, the Portfolio produced a positive return but trailed its benchmark, the Russell 2000 Index, for the period. Underperformance for the quarter was driven almost entirely by stock selection.

For the third quarter of 2021, the Portfolio had a negative return but performed better than its benchmark, the Russell 2000 Index for the period. Portfolio performance was mainly attributable to stock selection.

For the fourth quarter of 2021, the Portfolio produced a positive return, outperforming its Russell 2500 Index benchmark for the period. Performance for the quarter was driven almost entirely by stock selection and allocation.

Outlook

A recovery in corporate earnings and the improving US economic situation has been a tailwind for active management. Companies are pushing forward pricing where they can in order to offset the supply and demand imbalance. Wage inflation is likely to be sticky given the strong employment situation. With respect to company-specific fundamentals, we continue to believe that companies’ abilities to meet or beat earnings and revenue expectations are critically important. Valuations ended the year at premiums across the small-, mid-, and large-cap segments of the US market, relative to their own history, though multiples contracted over calendar year 2021 with earnings contributing as the street increased expectations throughout the year. We think consensus estimates for 2022 earnings growth look reasonably healthy, though we will be keenly focused on management’s expectations when companies report earnings in the first half of 2022.

On balance, we believe the market volatility and macroeconomic environment favor active managers that can apply thorough company-level analysis when making investment decisions. We continue to maintain our strategy of investing in companies that, in our view, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the Portfolio name change to Delaware Ivy VIP Smid Cap Core (formerly, Delaware Ivy VIP Small Cap Core). Effective July 1, 2021, the Portfolio name changed from Ivy VIP Small Cap Core.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing in small- and mid-cap growth and value stocks may carry more risk than investing in stocks of larger, more well-established companies. Growth stocks may be more volatile or not perform as well as value stocks or the stock market in general. Value stocks are stocks of companies that may have experienced adverse developments or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolios’ managers, undervalued. Such security may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Smid Cap Core.

2021	ANNUAL REPORT	91

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP SMID CAP CORE(a)

ALL DATA AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Industrials	24.3%
Financials	16.7%
Consumer Discretionary	15.7%
Information Technology	12.4%
Health Care	11.9%
Materials	7.6%
Energy	4.6%
Real Estate	2.7%
Communication Services	1.5%
Consumer Staples	1.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.4%

Top 10 Equity Holdings

Company	Sector	Industry
Regal Rexnord Corp.	Industrials	Electrical Components & Equipment
Pinnacle Financial Partners, Inc.	Financials	Regional Banks
LPL Investment Holdings, Inc.	Financials	Investment Banking & Brokerage
Skechers USA, Inc.	Consumer Discretionary	Footwear
Murphy USA, Inc.	Consumer Discretionary	Automotive Retail
Valmont Industries, Inc.	Industrials	Construction & Engineering
Element Solutions, Inc.	Materials	Specialty Chemicals
TopBuild Corp.	Consumer Discretionary	Homebuilding
Kornit Digital Ltd.	Industrials	Industrial Machinery
National Storage Affiliates Trust	Real Estate	Specialized REITs

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

92	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP SMID CAP CORE(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	20.78%
5-year period ended 12-31-21	10.35%
10-year period ended 12-31-21	12.94%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)

Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b)

Effective November 15, 2021, the Portfolio’s new benchmark is the Russell 2500 Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	93

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SMID CAP CORE (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Interactive Media & Services – 1.5%
TripAdvisor, Inc. (A)	101	$2,764

Total Communication Services – 1.5%		2,764
Consumer Discretionary

Apparel Retail – 1.5%
Boot Barn Holdings, Inc. (A)	22	2,734

Auto Parts & Equipment – 1.7%
Dana Holding Corp.	73	1,677
Visteon Corp. (A)	12	1,376

		3,053

Automotive Retail – 3.4%
Murphy USA, Inc.	32	6,277

Footwear – 3.9%
Skechers USA, Inc. (A)	163	7,073

Homebuilding – 2.8%
TopBuild Corp. (A)	18	5,060

Internet & Direct Marketing Retail – 2.4%
Shutterstock, Inc.	40	4,438

Total Consumer Discretionary – 15.7%		28,635
Consumer Staples

Personal Products – 1.2%
BellRing Brands, Inc., Class A (A)	74	2,124

Total Consumer Staples – 1.2%		2,124
Energy

Oil & Gas Equipment & Services – 0.7%
Liberty Oilfield Services, Inc., Class A (A)	128	1,238

Oil & Gas Exploration & Production – 3.5%
Chesapeake Energy Corp.	41	2,655
Coterra Energy, Inc.	166	3,149
Diamondback Energy, Inc.	5	529

		6,333

Oil & Gas Refining & Marketing – 0.4%
Green Plains, Inc. (A)	24	844

Total Energy – 4.6%		8,415
Financials

Investment Banking & Brokerage – 4.0%
LPL Investment Holdings, Inc.	46	7,310

Regional Banks – 10.2%
BankUnited, Inc.	102	4,319
Pinnacle Financial Partners, Inc.	98	9,320
United Community Banks, Inc.	119	4,267
Webster Financial Corp.	10	541

		18,447

COMMON STOCKS (Continued)	Shares	Value
Thrifts & Mortgage Finance – 2.5%
Essent Group Ltd.	100	$4,573

Total Financials—16.7%		30,330
Health Care

Biotechnology – 3.3%
Biohaven Pharmaceutical Holding Co. Ltd. (A)	10	1,343
Halozyme Therapeutics, Inc. (A)	114	4,583

		5,926

Health Care Equipment – 4.5%
Cryoport, Inc. (A)	46	2,720
Envista Holdings Corp. (A)	107	4,837
Shockwave Medical, Inc. (A)	4	703

		8,260

Health Care Facilities – 1.0%
Encompass Health Corp.	29	1,892

Health Care Supplies – 0.7%
Sientra, Inc. (A)	342	1,256

Health Care Technology – 0.7%
Tabula Rasa HealthCare, Inc. (A)(B)	84	1,263

Life Sciences Tools & Services – 0.4%
Maravai LifeSciences Holdings, Inc., Class A (A)	19	797

Pharmaceuticals – 1.3%
Pacira Pharmaceuticals, Inc. (A)	38	2,282

Total Health Care – 11.9%		21,676
Industrials

Agricultural & Farm Machinery – 1.6%
AGCO Corp.	25	2,868

Construction & Engineering – 3.1%
Valmont Industries, Inc.	23	5,662

Construction Machinery & Heavy Trucks – 0.4%
Federal Signal Corp. (A)	17	735

Electrical Components & Equipment – 5.4%
Regal Rexnord Corp.	58	9,814

Environmental & Facilities Services – 1.0%
Clean Harbors, Inc. (A)	18	1,760

Industrial Machinery – 2.8%
Kornit Digital Ltd. (A)	33	5,056

Marine – 1.7%
Kirby Corp. (A)	53	3,171

Research & Consulting Services – 2.6%
ICF International, Inc.	47	4,778

COMMON STOCKS (Continued)	Shares	Value
Trading Companies & Distributors – 3.5%
Beacon Roofing Supply, Inc. (A)	53	$3,059
Triton International Ltd.	56	3,375

		6,434

Trucking – 2.2%
Knight Transportation, Inc.	65	3,943

Total Industrials – 24.3%		44,221
Information Technology

Application Software – 1.7%
Q2 Holdings, Inc. (A)	32	2,548
Sprout Social, Inc., Class A (A)	6	508

		3,056

Data Processing & Outsourced Services – 2.6%
EVERTEC, Inc.	93	4,645

Electronic Components – 1.2%
Knowles Corp. (A)	90	2,104

Internet Services & Infrastructure – 1.4%
Switch, Inc., Class A	89	2,553

Semiconductor Equipment – 1.4%
Brooks Automation, Inc.	25	2,564

Semiconductors – 1.6%
Allegro MicroSystems, Inc. (A)	82	2,969

Systems Software – 2.5%
Varonis Systems, Inc. (A)	95	4,635

Total Information Technology – 12.4%		22,526
Materials

Commodity Chemicals – 2.4%
Cabot Corp.	77	4,329

Diversified Chemicals – 1.3%
Huntsman Corp.	69	2,409

Specialty Chemicals – 3.9%
Element Solutions, Inc.	233	5,659
Minerals Technologies, Inc. (A)	19	1,373

		7,032

Total Materials – 7.6%		13,770
Real Estate

Specialized REITs – 2.7%
National Storage Affiliates Trust	70	4,839

Total Real Estate – 2.7%		4,839

TOTAL COMMON STOCKS – 98.6%		$179,300
(Cost: $148,131)

94	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SMID CAP CORE (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 1.4%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	2,528	$2,528

TOTAL SHORT-TERM SECURITIES – 1.4%		$2,528
(Cost: $2,528)

TOTAL INVESTMENT SECURITIES – 100.0%		$181,828
(Cost: $150,659)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(69)

NET ASSETS – 100.0%		$181,759

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $1,228 are on loan.

(C)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$179,300	$—	$—
Short-Term Securities	2,528	—	—
Total	$181,828	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	95

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Asset Strategy(1)(2)	Balanced(3)		Energy(4)		Growth(5)	High Income(6)	International Core Equity(7)	Mid Cap Growth(8)
ASSETS
Investments in unaffiliated securities at value+^	$704,834	$271,447		$74,145		$1,023,680	$935,965	$624,384	$735,721
Investments in affiliated securities at value+	—	—		—		—	4,957	—	—
Bullion at value+	37,831	—		—		—	—	—	—
Investments at Value	742,665	271,447		74,145		1,023,680	940,922	624,384	735,721
Cash	170	—		34		—	103	2	—
Cash denominated in foreign currencies at value+	—	—		—	*	—	113	1,118	—
Due from broker	—	—		—		—	—	—	1,060
Investment securities sold receivable	10	—		—		—	15,148	2,795	—
Dividends and interest receivable	2,345	526		33		288	10,470	1,830	103
Capital shares sold receivable	107	11		76		63	362	67	165
Receivable from affiliates	—	—		—		—	—	—	136
Receivable from securities lending income — net	3	—	*	—	*	—	70	4	1
Prepaid and other assets	1	1		—	*	2	2	1	1
Total Assets	745,301	271,985		74,288		1,024,033	967,190	630,201	737,187

LIABILITIES
Cash collateral on securities loaned at value	303	208		—		—	44,639	8,814	4,194
Investment securities purchased payable	—	—		33		—	10,064	—	—
Capital shares redeemed payable	211	200		26		343	145	113	275
Independent Trustees and Chief Compliance Officer fees payable	175	85		9		199	73	102	38
Distribution and service fees payable	5	2		—	*	7	6	4	4
Investment management fee payable	11	5		2		20	15	15	17
Accounting services fee payable	17	3		4		21	18	13	14
Unrealized depreciation on forward foreign currency contracts	—	—		—		—	137	—	—
Written options at value+	—	—		—		—	—	—	1,190
Other liabilities	503	216		68		796	647	634	611
Total Liabilities	1,225	719		142		1,386	55,744	9,695	6,343
Total Net Assets	$744,076	$271,266		$74,146		$1,022,647	$911,446	$620,506	$730,844

NET ASSETS
Capital paid in (shares authorized — unlimited)	$619,382	$157,378		$117,852		$382,498	$980,230	$504,204	$326,390
Total Distributable Earnings (Loss)	124,694	113,888		(43,706)		640,149	(68,784)	116,302	404,454
Total Net Assets	$744,076	$271,266		$74,146		$1,022,647	$911,446	$620,506	$730,844

CAPITAL SHARES OUTSTANDING:
Class I	114	N/A		48		N/A	5,549	N/A	11,778
Class II	72,914	28,893		21,305		68,861	263,097	33,591	29,086

NET ASSET VALUE PER SHARE:
Class I	$10.20	N/A		$3.48		N/A	$3.40	N/A	$17.99
Class II	$10.19	$9.39		$3.47		$14.85	$3.39	$18.47	$17.84

+COST
Investments in unaffiliated securities at cost	$611,462	$246,479		$76,443		$563,220	$929,639	$559,189	$440,872
Investments in affiliated securities at cost	—	—		—		—	29,550	—	—
Bullion at cost	25,265	—		—		—	—	—	—
Cash denominated in foreign currencies at cost	—	—		—		—	115	1,101	—

Written options premiums received	—	—		—		—	—	—	665
^Securities loaned at value	295	510		—		—	55,237	18,953	3,892

*	Not shown due to rounding.

(1)	Consolidated Statement of Assets and Liabilities (See Note 5 in Notes to Financial Statements).

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Asset Strategy to Delaware Ivy VIP Asset Strategy.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Balanced to Delaware Ivy VIP Balanced.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Energy to Delaware Ivy VIP Energy.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Growth to Delaware Ivy VIP Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP High Income to Delaware Ivy VIP High Income.

(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP International Core Equity to Delaware Ivy VIP International Core Equity.

(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Mid Cap Growth to Delaware Ivy VIP Mid Cap Growth.

See Accompanying Notes to Financial Statements.

96	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Natural Resources(1)		Science and Technology(2)	Small Cap Growth(3)	Smid Cap Core(4)
Investments in unaffiliated securities at value+^	$96,366		$711,519	$441,982	$181,828
Investments at Value	96,366		711,519	441,982	181,828
Cash	42		—	—	—
Cash held for securities loaned at value	—		2,076	—	—
Investment securities sold receivable	—		466	461	106
Dividends and interest receivable	88		280	99	69
Capital shares sold receivable	38		181	135	9
Receivable from affiliates	—		—	2	—
Receivable from securities lending income — net	4		5	5	—	*
Prepaid and other assets	—	*	1	1	—	*
Total Assets	96,538		714,528	442,685	182,012

LIABILITIES
Cash collateral on securities loaned at value	5,476		4,114	4,238	—
Investment securities purchased payable	42		—	—	—
Capital shares redeemed payable	46		388	162	33
Independent Trustees and Chief Compliance Officer fees payable	22		75	97	40
Distribution and service fees payable	1		5	3	1
Investment management fee payable	2		16	10	4
Accounting services fee payable	4		15	11	6
Other liabilities	91		641	384	169
Total Liabilities	5,684		5,254	4,905	253
Total Net Assets	$90,854		$709,274	$437,780	$181,759

NET ASSETS
Capital paid in (shares authorized — unlimited)	$144,216		$407,862	$256,751	$116,091
Total Distributable Earnings (Loss)	(53,362)		301,412	181,029	65,668
Total Net Assets	$90,854		$709,274	$437,780	$181,759

CAPITAL SHARES OUTSTANDING:
Class I	N/A		72	4,252	N/A
Class II	22,077		23,965	35,744	10,866

NET ASSET VALUE PER SHARE:
Class I	N/A		$29.81	$11.01	N/A
Class II	$4.12		$29.51	$10.94	$16.73

+COST
Investments in unaffiliated securities at cost	$98,215		$474,361	$336,521	$150,659

^ Securities loaned at value	8,486		11,909	4,105	1,228

*	Not shown due to rounding.

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Natural Resources to Delaware Ivy VIP Natural Resources.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Science and Technology to Delaware Ivy VIP Science and Technology.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Small Cap Growth to Delaware Ivy VIP Small Cap Growth.

(4)

 Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	97

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	Asset Strategy(1)(2)	Balanced(3)	Energy(4)		Growth(5)	High Income(6)	International Core Equity(7)	Mid Cap Growth(8)
INVESTMENT INCOME
Dividends from unaffiliated securities	$7,258	$3,129	$1,695		$5,690	$5,398	$18,573	$2,442
Foreign dividend withholding tax	(573)	(36)	(24)		(13)	—	(1,751)	—
Interest and amortization from unaffiliated securities	4,981	2,112	—		—	55,799	487	—
Interest and amortization from affiliated securities	—	—	—		—	206	—	—
Foreign interest withholding tax	(2)	—	—		—	—	—	—
Securities lending income — net	23	5	2		—	441	136	5
Total Investment Income	11,687	5,210	1,673		5,677	61,844	17,445	2,447

EXPENSES
Investment management fee	5,295	2,415	542		6,996	5,605	5,595	6,182
Distribution and service fees:
Class II	1,889	862	159		2,504	2,231	1,645	1,215
Custodian fees	53	6	4		11	17	85	16
Independent Trustees and Chief Compliance Officer fees	83	40	6		94	64	57	43
Accounting services fee	198	104	41		237	216	162	171
Professional fees	29	9	9		7	93	11	9
Third-party valuation service fees	9	—	—		—	—	12	—
Commitment and interest expense for borrowing	—	—	—		—	49	—	—
Other	73	20	14		32	45	38	26
Total Expenses	7,629	3,456	775		9,881	8,320	7,605	7,662
Less:
Expenses in excess of limit	(762)	—	—		—	—	—	(274)
Total Net Expenses	6,867	3,456	775		9,881	8,320	7,605	7,388
Net Investment Income (Loss)	4,820	1,754	898		(4,204)	53,524	9,840	(4,941)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	90,443	86,697	10,417		184,089	(8,879)	81,684	114,918
Investments in affiliated securities	—	—	—		—	5	—	—
Futures contracts	—	169	—		—	(112)	—	—
Written options	1,687	38	—		—	—	—	634
Swap agreements	336	—	—		—	—	—	—
Forward foreign currency contracts	—	—	—		—	62	631	—
Foreign currency exchange transactions	(131)	—	7		—	8	(245)	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(21,691)	(36,223)	7,866		89,387	19,165	(2,360)	1,024
Investments in affiliated securities	—	—	—		—	(10,654)	—	—
Written options	(4)	—	—		—	—	—	(858)
Swap agreements	(302)	—	—		—	—	—	—
Forward foreign currency contracts	—	—	—		—	(137)	(685)	—
Foreign currency exchange transactions	(21)	—	—	*	—	2	(135)	—
Net Realized and Unrealized Gain (Loss)	70,317	50,681	18,290		273,476	(540)	78,890	115,718
Net Increase in Net Assets Resulting from Operations	$75,137	$52,435	$19,188		$269,272	$52,984	$88,730	$110,777

*	Not shown due to rounding.

(1)	Consolidated Statement of Operations (See Note 5 in Notes to Financial Statements).

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Asset Strategy to Delaware Ivy VIP Asset Strategy.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Balanced to Delaware Ivy VIP Balanced.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Energy to Delaware Ivy VIP Energy.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Growth to Delaware Ivy VIP Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP High Income to Delaware Ivy VIP High Income.

(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP International Core Equity to Delaware Ivy VIP International Core Equity.

(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Mid Cap Growth to Delaware Ivy VIP Mid Cap Growth.

See Accompanying Notes to Financial Statements.

98	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	Natural Resources(1)	Science and Technology(2)	Small Cap Growth(3)	Smid Cap Core(4)
Dividends from unaffiliated securities	$2,756	$2,504	$1,506	$2,053
Foreign dividend withholding tax	(61)	(129)	—	—
Interest and amortization from unaffiliated securities	—	23	—	—
Securities lending income — net	15	40	72	8
Total Investment Income	2,710	2,438	1,578	2,061
EXPENSES
Investment management fee	744	5,958	4,016	1,648
Distribution and service fees:
Class II	219	1,747	1,042	485
Custodian fees	8	15	10	14
Independent Trustees and Chief Compliance Officer fees	10	51	47	20
Accounting services fee	44	169	131	72
Professional fees	8	11	10	8
Third-party valuation service fees	2	— *	—	—
Other	24	35	27	15
Total Expenses	1,059	7,986	5,283	2,262
Less:
Expenses in excess of limit	—	—	(28)	—
Total Net Expenses	1,059	7,986	5,255	2,262
Net Investment Income (Loss)	1,651	(5,548)	(3,677)	(201)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	16,541	263,267	81,273	36,031
Written options	—	1,223	70	—
Swap agreements	—	—	(1,784)	—
Forward foreign currency contracts	(339)	—	—	—
Foreign currency exchange transactions	9	(25)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	1,692	(159,653)	(55,962)	1,327
Written options	—	(344)	29	—
Swap agreements	—	—	155	—
Forward foreign currency contracts	472	—	—	—
Foreign currency exchange transactions	— *	(2)	—	—
Net Realized and Unrealized Gain	18,375	104,466	23,781	37,358
Net Increase in Net Assets Resulting from Operations	$20,026	$98,918	$20,104	$37,157

*	Not shown due to rounding.

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Natural Resources to Delaware Ivy VIP Natural Resources.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Science and Technology to Delaware Ivy VIP Science and Technology.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Small Cap Growth to Delaware Ivy VIP Small Cap Growth.

(4)

 Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	99

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Asset Strategy(1)(2)		Balanced(3)		Energy(4)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$4,820	$11,364	$1,754	$3,578	$898	$528
Net realized gain (loss) on investments	92,335	24,934	86,904	21,733	10,424	(13,526)
Net change in unrealized appreciation (depreciation)	(22,018)	56,099	(36,223)	16,478	7,866	2,711
Net Increase (Decrease) in Net Assets Resulting from Operations	75,137	92,397	52,435	41,789	19,188	(10,287)

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	(123)	(14)	N/A	N/A	(2)	(4)
Class II	(87,213)	(25,939)	(25,006)	(21,608)	(1,018)	(710)
Total Distributions to Shareholders	(87,336)	(25,953)	(25,006)	(21,608)	(1,020)	(714)
Capital Share Transactions	(8,299)	(74,478)	(99,889)	(17,294)	12,436	12,886
Net Increase (Decrease) in Net Assets	(20,498)	(8,034)	(72,460)	2,887	30,604	1,885
Net Assets, Beginning of Period	764,574	772,608	343,726	340,839	43,542	41,657
Net Assets, End of Period	$744,076	$764,574	$271,266	$343,726	$74,146	$43,542

	Growth(5)		High Income(6)		International Core Equity(7)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(4,204)	$(1,655)	$53,524	$51,672	$9,840	$6,627
Net realized gain (loss) on investments	184,089	100,050	(8,916)	(18,616)	82,070	(40,116)
Net change in unrealized appreciation (depreciation)	89,387	124,851	8,376	14,461	(3,180)	74,661
Net Increase in Net Assets Resulting from Operations	269,272	223,246	52,984	47,517	88,730	41,172

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	N/A	N/A	(1,264)	(1,439)	N/A	N/A
Class II	(98,262)	(112,472)	(52,760)	(57,105)	(6,912)	(14,682)
Total Distributions to Shareholders	(98,262)	(112,472)	(54,024)	(58,544)	(6,912)	(14,682)
Capital Share Transactions	(44,544)	(5,293)	33,017	4,623	(110,730)	(76,149)
Net Increase (Decrease) in Net Assets	126,466	105,481	31,977	(6,404)	(28,912)	(49,659)
Net Assets, Beginning of Period	896,181	790,700	879,469	885,873	649,418	699,077
Net Assets, End of Period	$1,022,647	$896,181	$911,446	$879,469	$620,506	$649,418

(1)	Consolidated Statements of Changes in Net Assets (See Note 5 in Notes to Financial Statements).

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Asset Strategy to Delaware Ivy VIP Asset Strategy.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Balanced to Delaware Ivy VIP Balanced.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Energy to Delaware Ivy VIP Energy.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Growth to Delaware Ivy VIP Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP High Income to Delaware Ivy VIP High Income.

(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP International Core Equity to Delaware Ivy VIP International Core Equity.

See Accompanying Notes to Financial Statements.

100	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Mid Cap Growth(1)		Natural Resources(2)		Science and Technology(3)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(4,941)	$(2,369)	$1,651	$992	$(5,548)	$(3,854)
Net realized gain (loss) on investments	115,552	84,758	16,211	(17,286)	264,465	56,593
Net change in unrealized appreciation (depreciation)	166	149,625	2,164	6,453	(159,999)	132,028
Net Increase (Decrease) in Net Assets Resulting from Operations	110,777	232,014	20,026	(9,841)	98,918	184,767

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	(28,372)	(16,218)	N/A	N/A	(630)	(191)
Class II	(54,305)	(23,025)	(1,378)	(1,678)	(201,468)	(71,179)
Total Distributions to Shareholders	(82,677)	(39,243)	(1,378)	(1,678)	(202,098)	(71,370)
Capital Share Transactions	13,185	(50,778)	(2,616)	(1,267)	134,087	(15,453)
Net Increase (Decrease) in Net Assets	41,285	141,993	16,032	(12,786)	30,907	97,944
Net Assets, Beginning of Period	689,559	547,566	74,822	87,608	678,367	580,423
Net Assets, End of Period	$730,844	$689,559	$90,854	$74,822	$709,274	$678,367

	Small Cap Growth(4)		Smid Cap Core(5)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(3,677)	$(2,550)	$(201)	$(231)
Net realized gain (loss) on investments	79,559	61,996	36,031	(1,117)
Net change in unrealized appreciation (depreciation)	(55,778)	72,583	1,327	12,595
Net Increase in Net Assets Resulting from Operations	20,104	132,029	37,157	11,247

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class I	(6,960)	—	N/A	N/A
Class II	(51,659)	—	—	(8,738)
Total Distributions to Shareholders	(58,619)	—	—	(8,738)
Capital Share Transactions	11,758	(56,435)	(38,268)	(7,655)
Net Increase (Decrease) in Net Assets	(26,757)	75,594	(1,111)	(5,146)
Net Assets, Beginning of Period	464,537	388,943	182,870	188,016
Net Assets, End of Period	$437,780	$464,537	$181,759	$182,870

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Mid Cap Growth to Delaware Ivy VIP Mid Cap Growth.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Natural Resources to Delaware Ivy VIP Natural Resources.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Science and Technology to Delaware Ivy VIP Science and Technology.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Small Cap Growth to Delaware Ivy VIP Small Cap Growth.

(5)

 Effective July 1, 2021, the name of Ivy VIP Small Cap Core changed to Delaware Ivy VIP Small Cap Core. Effective November 15, 2021, the name of Delaware Ivy VIP Small Cap Core changed to Delaware Ivy VIP Smid Cap Core.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	101

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Asset Strategy
Class I Shares
Year ended 12-31-2021	$10.45	$0.08	$1.01	$1.09	$(0.20)	$(1.14)	$(1.34)
Year ended 12-31-2020	9.50	0.17	1.16	1.33	(0.22)	(0.16)	(0.38)
Year ended 12-31-2019	8.29	0.20	1.63	1.83	(0.23)	(0.39)	(0.62)
Year ended 12-31-2018	9.37	0.18	(0.67)	(0.49)	(0.20)	(0.39)	(0.59)
Year ended 12-31-2017(4)	8.57	0.08	0.88	0.96	(0.16)	—	(0.16)

Class II Shares
Year ended 12-31-2021	10.44	0.07	1.00	1.07	(0.18)	(1.14)	(1.32)
Year ended 12-31-2020	9.50	0.15	1.15	1.30	(0.20)	(0.16)	(0.36)
Year ended 12-31-2019	8.29	0.18	1.62	1.80	(0.20)	(0.39)	(0.59)
Year ended 12-31-2018	9.37	0.16	(0.67)	(0.51)	(0.18)	(0.39)	(0.57)
Year ended 12-31-2017	8.04	0.03	1.44	1.47	(0.14)	—	(0.14)

Balanced
Class II Shares
Year ended 12-31-2021	8.71	0.05	1.29	1.34	(0.09)	(0.57)	(0.66)
Year ended 12-31-2020	8.22	0.09	0.94	1.03	(0.11)	(0.43)	(0.54)
Year ended 12-31-2019	7.46	0.11	1.44	1.55	(0.14)	(0.65)	(0.79)
Year ended 12-31-2018	7.95	0.12	(0.36)	(0.24)	(0.13)	(0.12)	(0.25)
Year ended 12-31-2017	7.47	0.12	0.70	0.82	(0.12)	(0.22)	(0.34)

Energy
Class I Shares
Year ended 12-31-2021	2.48	0.04	1.02	1.06	(0.06)	—	(0.06)
Year ended 12-31-2020	4.02	0.04	(1.52)	(1.48)	(0.06)	—	(0.06)
Year ended 12-31-2019	3.88	0.03	0.11	0.14	—	—	—
Year ended 12-31-2018	5.87	0.00 *	(1.99)	(1.99)	—	—	—
Year ended 12-31-2017(4)	5.84	0.06	0.02	0.08	(0.05)	—	(0.05)

Class II Shares
Year ended 12-31-2021	2.48	0.04	1.00	1.04	(0.05)	—	(0.05)
Year ended 12-31-2020	4.00	0.04	(1.52)	(1.48)	(0.04)	—	(0.04)
Year ended 12-31-2019	3.87	0.02	0.11	0.13	—	—	—
Year ended 12-31-2018	5.87	(0.02)	(1.98)	(2.00)	—	—	—
Year ended 12-31-2017	6.77	0.04	(0.90)	(0.86)	(0.04)	—	(0.04)

Growth
Class II Shares
Year ended 12-31-2021	12.70	(0.06)	3.57	3.51	—	(1.36)	(1.36)
Year ended 12-31-2020	11.33	(0.02)	3.03	3.01	—	(1.64)	(1.64)
Year ended 12-31-2019	11.02	(0.01)	3.58	3.57	—	(3.26)	(3.26)
Year ended 12-31-2018	12.09	0.00 *	0.36	0.36	— *	(1.43)	(1.43)
Year ended 12-31-2017	10.30	0.01	2.84	2.85	(0.03)	(1.03)	(1.06)

High Income
Class I Shares
Year ended 12-31-2021	3.41	0.21	(0.01)	0.20	(0.21)	—	(0.21)
Year ended 12-31-2020	3.48	0.21	(0.03)	0.18	(0.25)	—	(0.25)
Year ended 12-31-2019	3.35	0.24	0.13	0.37	(0.24)	—	(0.24)
Year ended 12-31-2018	3.65	0.23	(0.29)	(0.06)	(0.24)	—	(0.24)
Year ended 12-31-2017(4)	3.73	0.16	(0.03)	0.13	(0.21)	—	(0.21)

Class II Shares
Year ended 12-31-2021	3.40	0.20	0.00 *	0.20	(0.21)	—	(0.21)
Year ended 12-31-2020	3.47	0.20	(0.03)	0.17	(0.24)	—	(0.24)
Year ended 12-31-2019	3.34	0.23	0.13	0.36	(0.23)	—	(0.23)
Year ended 12-31-2018	3.64	0.22	(0.29)	(0.07)	(0.23)	—	(0.23)
Year ended 12-31-2017	3.61	0.23	0.01	0.24	(0.21)	—	(0.21)

International Core Equity
Class II Shares
Year ended 12-31-2021	16.35	0.27	2.04	2.31	(0.19)	—	(0.19)
Year ended 12-31-2020	15.65	0.16	0.88	1.04	(0.34)	— *	(0.34)
Year ended 12-31-2019	14.66	0.29	2.28	2.57	(0.25)	(1.33)	(1.58)
Year ended 12-31-2018	18.58	0.30	(3.45)	(3.15)	(0.28)	(0.49)	(0.77)
Year ended 12-31-2017	15.30	0.23	3.29	3.52	(0.24)	—	(0.24)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(5)	Annualized.

(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

102	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Asset Strategy
Class I Shares
Year ended 12-31-2021	$10.20	10.72%	$1		0.65%		0.76%		0.75%	0.66%	56%
Year ended 12-31-2020	10.45	14.16	—	*	0.77		1.83		—	—	44
Year ended 12-31-2019	9.50	22.08	1		0.77		2.19		0.77	2.19	46
Year ended 12-31-2018	8.29	-5.20	—	*	0.78		1.91		0.78	1.91	58
Year ended 12-31-2017(4)	9.37	11.16	—	*	0.74	(5)	1.30	(5)	—	—	39	(6)

Class II Shares
Year ended 12-31-2021	10.19	10.44	743		0.90		0.64		1.01	0.53	56
Year ended 12-31-2020	10.44	13.88	764		1.02		1.60		—	—	44
Year ended 12-31-2019	9.50	21.78	772		1.02		1.94		—	—	46
Year ended 12-31-2018	8.29	-5.44	753		1.03		1.65		—	—	58
Year ended 12-31-2017	9.37	18.27	936		1.02		0.35		—	—	39

Balanced
Class II Shares
Year ended 12-31-2021	9.39	15.97	271		1.00		0.51		—	—	79
Year ended 12-31-2020	8.71	14.11	344		1.02		1.13		—	—	61
Year ended 12-31-2019	8.22	22.09	341		1.01		1.38		—	—	44
Year ended 12-31-2018	7.46	-3.24	310		1.01		1.55		—	—	54
Year ended 12-31-2017	7.95	11.37	362		1.01		1.54		—	—	48

Energy
Class I Shares
Year ended 12-31-2021	3.48	42.33	—	*	0.97		1.20		—	—	119
Year ended 12-31-2020	2.48	-36.67	—	*	1.06		1.89		1.12	1.83	54
Year ended 12-31-2019	4.02	3.74	—	*	1.04		0.64		—	—	21
Year ended 12-31-2018	3.88	-33.96	—	*	0.94		-0.09		0.94	-0.09	37
Year ended 12-31-2017(4)	5.87	1.55	—	*	0.92	(5)	1.70	(5)	—	—	22	(6)

Class II Shares
Year ended 12-31-2021	3.47	42.00	74		1.22		1.41		—	—	119
Year ended 12-31-2020	2.48	-36.83	44		1.31		1.62		1.37	1.56	54
Year ended 12-31-2019	4.00	3.48	42		1.29		0.42		—	—	21
Year ended 12-31-2018	3.87	-34.14	39		1.19		-0.41		—	—	37
Year ended 12-31-2017	5.87	-12.64	169		1.19		0.75		—	—	22

Growth
Class II Shares
Year ended 12-31-2021	14.85	30.03	1,023		0.99		-0.42		—	—	22
Year ended 12-31-2020	12.70	30.55	896		1.01		-0.20		—	—	29
Year ended 12-31-2019	11.33	36.59	791		1.00		-0.05		—	—	30
Year ended 12-31-2018	11.02	2.28	669		1.00		-0.02		—	—	37
Year ended 12-31-2017	12.09	29.34	883		0.99		0.05		—	—	41

High Income
Class I Shares
Year ended 12-31-2021	3.40	6.33	19		0.67		6.11		—	—	54
Year ended 12-31-2020	3.41	6.30	20		0.69		6.54		—	—	52
Year ended 12-31-2019	3.48	11.49	27		0.67		6.82		—	—	35
Year ended 12-31-2018	3.35	-1.86	44		0.66		6.50		0.66	6.50	42
Year ended 12-31-2017(4)	3.65	3.42	56		0.66	(5)	6.53	(5)	—	—	52	(6)

Class II Shares
Year ended 12-31-2021	3.39	6.06	892		0.92		5.85		—	—	54
Year ended 12-31-2020	3.40	6.03	859		0.94		6.28		—	—	52
Year ended 12-31-2019	3.47	11.19	859		0.92		6.57		—	—	35
Year ended 12-31-2018	3.34	-2.11	803		0.91		6.27		—	—	42
Year ended 12-31-2017	3.64	6.68	887		0.91		6.22		—	—	52

International Core Equity
Class II Shares
Year ended 12-31-2021	18.47	14.18	621		1.16		1.49		—	—	81
Year ended 12-31-2020	16.35	7.19	649		1.17		1.10		—	—	82
Year ended 12-31-2019	15.65	18.69	699		1.16		1.93		—	—	69
Year ended 12-31-2018	14.66	-17.81	676		1.16		1.70		—	—	51
Year ended 12-31-2017	18.58	23.16	835		1.16		1.33		—	—	59

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	103

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Mid Cap Growth
Class I Shares
Year ended 12-31-2021	$17.60	$(0.09)	$2.71	$2.62	$—	$(2.23)	$(2.23)
Year ended 12-31-2020	12.77	(0.04)	5.89	5.85	—	(1.02)	(1.02)
Year ended 12-31-2019	11.10	(0.02)	3.95	3.93	—	(2.26)	(2.26)
Year ended 12-31-2018	11.63	(0.02)	0.09	0.07	—	(0.60)	(0.60)
Year ended 12-31-2017(4)	10.30	0.00 *	1.64	1.64	—	(0.31)	(0.31)

Class II Shares
Year ended 12-31-2021	17.48	(0.13)	2.68	2.55	—	(2.19)	(2.19)
Year ended 12-31-2020	12.69	(0.07)	5.85	5.78	—	(0.99)	(0.99)
Year ended 12-31-2019	11.07	(0.06)	3.94	3.88	—	(2.26)	(2.26)
Year ended 12-31-2018	11.61	(0.05)	0.09	0.04	—	(0.58)	(0.58)
Year ended 12-31-2017	9.44	(0.04)	2.52	2.48	—	(0.31)	(0.31)

Natural Resources
Class II Shares
Year ended 12-31-2021	3.30	0.07	0.81	0.88	(0.06)	—	(0.06)
Year ended 12-31-2020	3.84	0.04	(0.51)	(0.47)	(0.07)	—	(0.07)
Year ended 12-31-2019	3.55	0.07	0.26	0.33	(0.04)	—	(0.04)
Year ended 12-31-2018	4.63	0.03	(1.10)	(1.07)	(0.01)	—	(0.01)
Year ended 12-31-2017	4.50	0.00 *	0.14	0.14	(0.01)	—	(0.01)

Science and Technology
Class I Shares
Year ended 12-31-2021	36.13	(0.22)	5.56	5.34	—	(11.66)	(11.66)
Year ended 12-31-2020	29.94	(0.14)	10.31	10.17	—	(3.98)	(3.98)
Year ended 12-31-2019	21.91	(0.06)	10.95	10.89	—	(2.86)	(2.86)
Year ended 12-31-2018	27.04	(0.03)	(1.24)	(1.27)	—	(3.86)	(3.86)
Year ended 12-31-2017(4)	25.22	(0.04)	4.16	4.12	—	(2.30)	(2.30)

Class II Shares
Year ended 12-31-2021	35.87	(0.30)	5.51	5.21	—	(11.57)	(11.57)
Year ended 12-31-2020	29.82	(0.21)	10.24	10.03	—	(3.98)	(3.98)
Year ended 12-31-2019	21.84	(0.13)	10.90	10.77	—	(2.79)	(2.79)
Year ended 12-31-2018	27.04	(0.11)	(1.23)	(1.34)	—	(3.86)	(3.86)
Year ended 12-31-2017	22.34	(0.13)	7.08	6.95	—	(2.25)	(2.25)

Small Cap Growth
Class I Shares
Year ended 12-31-2021	12.15	(0.07)	0.55	0.48	(0.14)	(1.48)	(1.62)
Year ended 12-31-2020	8.80	(0.04)	3.39	3.35	—	—	—
Year ended 12-31-2019	7.69	(0.05)	1.85	1.80	—	(0.69)	(0.69)
Year ended 12-31-2018(5)	8.76	0.00 *	(1.07)	(1.07)	—	—	—

Class II Shares
Year ended 12-31-2021	12.08	(0.10)	0.56	0.46	(0.12)	(1.48)	(1.60)
Year ended 12-31-2020	8.77	(0.06)	3.37	3.31	—	—	—
Year ended 12-31-2019	7.68	(0.07)	1.85	1.78	—	(0.69)	(0.69)
Year ended 12-31-2018	11.63	(0.06)	0.03	(0.03)	(0.05)	(3.87)	(3.92)
Year ended 12-31-2017	9.69	(0.07)	2.27	2.20	—	(0.26)	(0.26)

Smid Cap Core
Class II Shares
Year ended 12-31-2021	13.85	(0.02)	2.90	2.88	—	—	—
Year ended 12-31-2020	13.71	(0.02)	0.80	0.78	—	(0.64)	(0.64)
Year ended 12-31-2019	13.51	0.00 *	3.12	3.12	—	(2.92)	(2.92)
Year ended 12-31-2018	18.32	(0.06)	(1.37)	(1.43)	(0.02)	(3.36)	(3.38)
Year ended 12-31-2017	18.34	0.00 *	2.21	2.21	—	(2.23)	(2.23)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	For the period from April 28, 2017 (commencement of operations of the class) through December 31, 2017.

(5)	For the period from November 5, 2018 (commencement of operations of the class) through December 31, 2018.

(6)	Annualized.

(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2017.

(8)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the period ended December 31, 2018.

(9)	Expense ratio based on the period excluding reorganization expenses was 0.89%.

(10)	Expense ratio based on the period excluding reorganization expenses was 1.14%.

104	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)		Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate
Mid Cap Growth
Class I Shares
Year ended 12-31-2021	$17.99	16.65%	$212		0.85%		-0.51%		0.89%		-0.55%		27%
Year ended 12-31-2020	17.60	49.37	246		0.85		-0.27		0.90		-0.32		25
Year ended 12-31-2019	12.77	38.28	233		0.85		-0.20		0.90		-0.25		20
Year ended 12-31-2018	11.10	0.20	184		0.85		-0.14		0.90		-0.19		53
Year ended 12-31-2017(4)	11.63	16.44	131		0.85	(6)	0.05	(6)	0.89	(6)	0.01	(6)	25	(7)

Class II Shares
Year ended 12-31-2021	17.84	16.36	519		1.10		-0.76		1.14		-0.80		27
Year ended 12-31-2020	17.48	49.00	444		1.10		-0.53		1.15		-0.58		25
Year ended 12-31-2019	12.69	37.94	315		1.10		-0.45		1.15		-0.50		20
Year ended 12-31-2018	11.07	-0.06	230		1.10		-0.42		1.15		-0.47		53
Year ended 12-31-2017	11.61	26.89	585		1.11		-0.39		1.15		-0.43		25

Natural Resources
Class II Shares
Year ended 12-31-2021	4.12	26.68	91		1.21		1.89		—		—		121
Year ended 12-31-2020	3.30	-11.99	75		1.31		1.40		—		—		71
Year ended 12-31-2019	3.84	9.46	88		1.24		1.88		—		—		36
Year ended 12-31-2018	3.55	-23.23	88		1.21		0.72		—		—		33
Year ended 12-31-2017	4.63	2.97	131		1.36		0.11		—		—		44

Science and Technology
Class I Shares
Year ended 12-31-2021	29.81	15.45	2		0.89		-0.57		—		—		55
Year ended 12-31-2020	36.13	35.70	2		0.91		-0.44		—		—		8
Year ended 12-31-2019	29.94	49.86	1		0.90		-0.23		—		—		31
Year ended 12-31-2018	21.91	-5.00	1		0.91		-0.11		0.91		-0.11		17
Year ended 12-31-2017(4)	27.04	17.24	—	*	0.90	(6)	-0.25	(6)	—		—		27	(7)

Class II Shares
Year ended 12-31-2021	29.51	15.17	707		1.14		-0.79		—		—		55
Year ended 12-31-2020	35.87	35.36	676		1.16		-0.67		—		—		8
Year ended 12-31-2019	29.82	49.48	579		1.15		-0.48		—		—		31
Year ended 12-31-2018	21.84	-5.23	429		1.16		-0.38		—		—		17
Year ended 12-31-2017	27.04	32.12	645		1.15		-0.51		—		—		27

Small Cap Growth
Class I Shares
Year ended 12-31-2021	11.01	4.25	47		0.89		-0.56		0.90		-0.57		48
Year ended 12-31-2020	12.15	38.01	59		0.89		-0.46		0.92		-0.49		50
Year ended 12-31-2019	8.80	23.68	58		0.89		-0.60		0.91		-0.62		41
Year ended 12-31-2018(5)	7.69	-12.24	52		1.05	(6)(9)	0.15	(6)	1.07	(6)	0.13	(6)	52	(8)

Class II Shares
Year ended 12-31-2021	10.94	3.99	391		1.14		-0.80		1.15		-0.81		48
Year ended 12-31-2020	12.08	37.66	406		1.14		-0.71		1.17		-0.74		50
Year ended 12-31-2019	8.77	23.37	331		1.14		-0.84		1.17		-0.87		41
Year ended 12-31-2018	7.68	-4.11	300		1.16	(10)	-0.52		1.18		-0.54		52
Year ended 12-31-2017	11.63	23.12	377		1.15		-0.69		1.17		-0.71		55

Smid Cap Core
Class II Shares
Year ended 12-31-2021	16.73	20.78	182		1.17		-0.10		—		—		79
Year ended 12-31-2020	13.85	7.03	183		1.20		-0.14		—		—		145
Year ended 12-31-2019	13.71	24.33	188		1.18		-0.05		—		—		126
Year ended 12-31-2018	13.51	-10.49	175		1.17		-0.34		—		—		112
Year ended 12-31-2017	18.32	13.73	316		1.15		0.01		—		—		112

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	105

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2021

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy VIP Asset Strategy (formerly known as Ivy VIP Asset Strategy), Delaware Ivy VIP Balanced (formerly known as Ivy VIP Balanced), Delaware Ivy VIP Energy (formerly known as Ivy VIP Energy), Delaware Ivy VIP Growth (formerly known as Ivy VIP Growth), Delaware Ivy VIP High Income (formerly known as Ivy VIP High Income), Delaware Ivy VIP International Core Equity (formerly known as Ivy VIP International Core Equity), Delaware Ivy VIP Mid Cap Growth (formerly known as Ivy VIP Mid Cap Growth), Delaware Ivy VIP Natural Resources (formerly known as Ivy VIP Natural Resources), Delaware Ivy VIP Science and Technology (formerly known as Ivy VIP Science and Technology), Delaware Ivy VIP Small Cap Growth (formerly known as Ivy VIP Small Cap Growth) and Delaware Ivy VIP Smid Cap Core (formerly known as Ivy VIP Small Cap Core) (each, a “Portfolio”) are eleven series of the Trust and are the only series of the Trust included in these financial statements. The assets belonging to each Portfolio are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser was Ivy Investment Management Company (“IICO”) through April 30, 2021. Effective April 30, 2021, Delaware Management Company (“DMC”) is each Portfolio’s investment adviser.

Each Portfolio offers Class II shares. Asset Strategy, Energy, High Income, Mid Cap Growth, Science and Technology and Small Cap Growth also offer Class I shares. All classes of shares have identical rights and voting privileges with respect to the Portfolio in general and exclusive voting rights on matters that affect that class alone. Net investment income, net assets and net asset value per share (“NAV”) may differ due to each class having its own expenses, such as transfer agent and shareholder servicing fees, directly attributable to that class. Class II shares have a distribution and service plan. Class I shares are not included in the plan.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The

106	ANNUAL REPORT	2021

Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Due from broker”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

There is a risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious

2021	ANNUAL REPORT	107

illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s NAV to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield DMC, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

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Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Portfolios’ financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

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The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities are sold.

WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Bullion. The fair value of bullion is at the last settlement price at the end of each day on the board of trade or exchange upon which they are traded and are categorized in Level 1 of the fair value hierarchy.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps

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are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date.

Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

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Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

Forward Foreign Currency Contracts. Each Portfolio is authorized to enter into forward foreign currency contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Forward contracts are reported on a schedule following the Schedule of Investments. Forward contracts are valued daily based upon the closing prices of the forward currency rates provided by an independent pricing service determined at the close of the NYSE. The resulting unrealized appreciation and depreciation is reported on the Statements of Assets and Liabilities as a receivable or payable and on the Statements of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) on the Statements of Operations.

Risks to a Portfolio related to the use of such contracts include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, a Portfolio’s maximum loss will consist of the aggregate unrealized gain on appreciated contracts that is not collateralized.

High Income, International Core Equity and Natural Resources enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from foreign currencies (foreign currency exchange rate risk).

Futures Contracts. Each Portfolio is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Portfolio.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Balanced and High Income invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

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When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Asset Strategy, Balanced, Mid Cap Growth, Science and Technology and Small Cap Growth purchase and write call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Swap Agreements. Each Portfolio is authorized to invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Portfolio and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (“OTC swaps”). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (“centrally cleared swaps”).

Swaps are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation) on the Statements of Operations. Payments received or made by the Portfolio are recorded as realized gain or loss on the Statements of Operations. Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, if any, on the Statements of Assets and Liabilities and amortized over the term of the swap. An early termination payment received or made at an early termination or a final payment made at the maturity of the swap is recorded as realized gain or loss on the Statements of Operations.

After a centrally cleared swap is accepted for clearing, a Portfolio may be required to deposit initial margin with a Clearing Member in the form of cash or securities. Securities deposited as initial margin, if any, are designated on the Schedule of Investments. Cash deposited as initial margin is identified on the Schedule of Investments and is recorded as restricted cash on the Statements of Assets and Liabilities.

Total return swaps involve a commitment of one party to pay periodic interest payments in exchange for a market-linked return based on a security or a basket of securities including a variety of securities or representing a particular index. To the extent the total return of the security, a basket of securities, or an index exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

Asset Strategy and Small Cap Growth enter into total return swaps to hedge exposure to a security or market.

The creditworthiness of the counterparty with which a Portfolio enters into a swap agreement is monitored by DMC. If a counterparty creditworthiness declines, the value of the agreement would likely decline, potentially resulting in losses. If a default occurs by the counterparty to such a transaction, the Portfolio will have contractual remedies pursuant to the agreement related to the transaction. The maximum loss a Portfolio may incur consists of the aggregate unrealized gain on appreciated contracts that is not collateralized due to facts specific to certain situations (i.e., collateral may not have been posted by the counterparty due to the required collateral amount being less than the pre-agreed thresholds. Additionally, regulatory developments called stay resolutions and the ensuing required contractual amendments to the transactional documentation, including derivatives, permit the relevant regulators to preclude parties to a transaction from terminating trades, among other rights it may have in the trade agreements should a counterparty that it regulates experience financial distress. A relevant regulator also has the authority to reduce the value of certain liabilities owed by the counterparty to a Fund and/or convert cash liabilities of a regulated entity into equity holdings. The power given to the relevant regulators includes the ability to amend transactional agreements unilaterally, modify the maturity of eligible liabilities, reduce the amount of interest payable or change the date on which interest becomes payable, among other powers.

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To prevent incurring losses due to the counterparty credit risk, DMC actively monitors the creditworthiness of the counterparties with which it has entered financial transactions. DMC consistently and frequently risk manages the credit risk of the counterparties it faces in transactions.

Collateral and rights of offset. A Portfolio mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Portfolio and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Portfolio and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Portfolio’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Portfolio and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2021:

Assets

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Counterparty	Gross Amounts of Recognized Assets	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount Receivable
Mid Cap Growth
Investments in unaffiliated securities at value*	JPMorgan Chase Bank N.A.	$3	$—	$3	$(3)	$—	$—	$—

*	Purchased options are reported as investments in unaffiliated securities on the Statements of Assets and Liabilities.

Liabilities

				Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
High Income
Unrealized appreciation on forward foreign currency contracts	JPMorgan Securities LLC	$137	$—	$137	$—	$—	$—	$137
Mid Cap Growth
Written options at value	JPMorgan Chase Bank N.A.	$1,144	$—	$1,144	$(3)	$—	$(1,060)	$81

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2021:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
High Income	Foreign currency		$—	Unrealized depreciation on forward foreign currency contracts	$137
Mid Cap Growth	Equity	Investments in unaffiliated securities at value*	3	Written options at value	1,190

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

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Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(239)	$336	$—	$1,687	$—	$1,784
Balanced	Equity	—	—	—	38	—	38
	Interest rate	—	—	169	—	—	169
High Income	Foreign currency	—	—	—	—	62	62
	Interest rate	—	—	(112)	—	—	(112)
International Core Equity	Foreign currency	—	—	—	—	631	631
Mid Cap Growth	Equity	(4,849)	—	—	634	—	(4,215)
Natural Resources	Foreign currency	—	—	—	—	(339)	(339)
Science and Technology	Equity	(1,190)	—	—	1,223	—	33
Small Cap Growth	Equity	(204)	(1,784)	—	70	—	(1,918)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Asset Strategy	Equity	$(28)	$(302)	$—	$(4)	$—	$(334)
High Income	Foreign currency	—	—	—	—	(137)	(137)
International Core Equity	Foreign currency	—	—	—	—	(685)	(685)
Mid Cap Growth	Equity	948	—	—	(858)	—	90
Natural Resources	Foreign currency	—	—	—	—	472	472
Science and Technology	Equity	—	—	—	(344)	—	(344)
Small Cap Growth	Equity	240	155	—	29	—	424

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2021, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Asset Strategy	$—	$—	$—	$3,878	$720	$493
Balanced	—	—	2,096	—	—	4
High Income	5	—	795	—	—	—
International Core Equity	53	—	—	—	—	—
Mid Cap Growth	—	—	—	—	314	247
Natural Resources	36	—	—	—	—	—
Science and Technology	—	—	—	—	103	127
Small Cap Growth	—	—	—	7,205	7	18

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

2021	ANNUAL REPORT	115

5.	BASIS OF CONSOLIDATION FOR THE ASSET STRATEGY PORTFOLIO

Ivy VIP ASF II, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Asset Strategy (referred to as “the Portfolio” in this subsection). VIP ASF III (SBP), LLC (the “Company”), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Portfolio. The Subsidiary and the Company act as investment vehicles for the Portfolio, in order to affect certain investments for the Portfolio consistent with the Portfolio’s investment objectives and policies as specified in its prospectus and SAI.

The Portfolio’s investment portfolio has been consolidated and includes the portfolio holdings of the Portfolio, its Subsidiary and the Company. The consolidated financial statements include the accounts of the Portfolio, its Subsidiary and the Company. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Portfolio and its Subsidiary and the Company comprising the entire issued share capital of the Subsidiary and the Company with the intent that the Portfolio will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and the Company confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and the Company and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and the Company.

See the table below for details regarding the structure, incorporation and relationship as of December 31, 2021 of the Subsidiary and the Company to the Portfolio (amounts in thousands).

Subsidiary/Company	Date of Incorporation	Subscription Agreement	Portfolio Net Assets	Subsidiary/ Company Net Assets	Percentage of Portfolio Net Assets
Ivy VIP ASF II, Ltd.	1-31-13	4-10-13	$744,076	$37,986	5.11%
VIP ASF III (SBP), LLC	4-9-13	4-23-13	744,076	15	0.00

6.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Portfolio’s investment adviser through April 30, 2021. Effective April 30, 2021, DMC serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	$3,000 to $5,000M	$5,000 to $10,000M	Over $10,000M
Asset Strategy	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Balanced	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
Energy	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Growth	0.700	0.700	0.650	0.650	0.600	0.550	0.550	0.550
High Income	0.625	0.600	0.550	0.500	0.500	0.500	0.500	0.500
International Core Equity	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Mid Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Natural Resources	0.850	0.850	0.830	0.830	0.800	0.760	0.730	0.700
Science and Technology	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Small Cap Growth	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
Smid Cap Core	0.850	0.850	0.830	0.830	0.800	0.760	0.760	0.760
DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, pays each Affiliated Sub-Advisor a portion of its investment management fee.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Portfolio equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Portfolio, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

116	ANNUAL REPORT	2021

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees could be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio recorded its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Class II. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio may pay a service fee to Ivy Distributors, Inc. (“IDI”) through April 30, 2021 and Delaware Distributors, L.P. (“DDLP”) effective April 30, 2021 for Class II shares in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate IDI/DDLP for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

Expense Reimbursements and/or Waivers. DMC, the Portfolios’ investment manager, DDLP, the Portfolios’ distributor, and/or WRSCO, doing business as WISC, the Portfolios’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Portfolio and class expense limitations and related waivers/reimbursements for the year ended December 31, 2021 were as follows:

Portfolio Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement		Expense Reduced
Asset Strategy	All Classes	Contractual	5-1-2021	4-30-2022	N/A	$762	(1)	Investment Management Fee
	Class I	Contractual	11-23-2021	11-23-2022	0.62%	$—		N/A
	Class II	Contractual	11-23-2021	11-23-2022	0.87%	$—		N/A
Energy	Class I	Contractual	4-28-2017	4-30-2022	Class II less 0.25%	$—		N/A
High Income	Class I	Contractual	4-28-2017	4-30-2022	Class II less 0.25%	$—		N/A
Mid Cap Growth	All Classes	Contractual	4-28-2017	4-30-2022	N/A	$272	(2)	Investment Management Fee
	Class I	Contractual	4-28-2017	4-30-2022	0.85%	$—		N/A
	Class I	Contractual	4-28-2017	4-30-2022	Class II less 0.25%	$—		N/A
	Class II	Contractual	5-1-2012	4-30-2022	1.10%	$2		12b-1 Fees and/or Shareholder Servicing
Science and Technology	Class I	Contractual	4-28-2017	4-30-2022	Class II less 0.25%	$—		N/A
Small Cap Growth	All Classes	Contractual	4-28-2017	4-30-2022	N/A	$27	(1)	Investment Management Fee
	Class I	Contractual	11-5-2018	4-30-2022	Class II less 0.25%	$—		N/A
	Class II	Contractual	10-1-2016	4-30-2022	1.14%	$1		12b-1 Fees and/or Shareholder Servicing

(1)	Due to Class I and/or Class II contractual expense limits, investment management fees were waived for all share classes.

2021	ANNUAL REPORT	117

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

7.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Delaware Ivy Funds, Delaware Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 7) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds have not utilized the Interfund Lending Program from the period January 1, 2021 to December 31, 2021. Additionally, no interfund loans are outstanding as of December 31, 2021.

8.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2021 follows:

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
High Income
Larchmont Resources LLC(1)(2)(3)	$40	$—	$—	$—	$52	$92	$—	$—
New Cotai Participation Corp., Class B(1)(2)(3)	15,029	—	—	—	(11,099)	3,930	—	—

	$15,069			$—	$(11,047)	$4,022	$—	$—

	12-31-20 Value						Interest Received
Larchmont Resources LLC (8.000% Cash or 8.000% PIK), 8.000%, 8-9-21(4)	$312	—	743	5	$426	$—	$77	$—
New Cotai LLC (14.000% Cash or 14.000% PIK), 14.000%, 9-10-25(2)(4)	839	129	—	—	(33)	935	129	—

	$1,151			$5	$393	$935	$206	$—

(1)	No dividends were paid during the preceding 12 months.
(2)	Restricted security.
(3)	Securities whose value was determined using significant unobservable inputs.
(4)	Payment-in-kind bond.

9.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Asset Strategy	$82,413	$307,782	$39,494	$427,962
Balanced	81,820	186,511	79,847	311,278
Energy	—	84,044	—	72,310
Growth	—	216,543	—	363,523
High Income	—	458,200	—	492,447
International Core Equity	—	513,916	—	619,621
Mid Cap Growth	—	192,062	—	248,046
Natural Resources	—	101,622	—	104,841
Science and Technology	—	373,154	—	472,026
Small Cap Growth	—	215,811	—	254,668
Smid Cap Core	—	149,462	—	189,498

118	ANNUAL REPORT	2021

10.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Portfolio may lend their portfolio securities only to borrowers that are approved by the Portfolio’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Portfolio collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio and any excess collateral is returned by the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Portfolio’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Portfolio’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Portfolio and the Portfolio does not have the ability to re-hypothecate these securities. The securities on loan for each Portfolio are also disclosed in its Schedule of Investments. The total value of any securities on loan as of December 31, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Portfolios from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2021:

Portfolio	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Asset Strategy	$295	$303	$—	$303
Balanced	510	208	317	525
High Income	55,237	44,639	11,979	56,618
International Core Equity	18,953	8,814	11,172	19,986
Mid Cap Growth	3,892	4,194	—	4,194
Natural Resources	8,486	5,476	3,346	8,822
Science and Technology	11,909	4,114	8,074	12,188
Small Cap Growth	4,105	4,238	88	4,326
Smid Cap Core	1,228	—	1,254	1,254

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Portfolio could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

11.	BORROWINGS

On July 1, 2019 the Trust, on behalf of High Income, along with certain other funds managed by the investment adviser (“Participating Funds”), entered into a 364-day senior unsecured revolving credit facility with Bank of New York Mellon and a group of financial institutions to be utilized to temporarily finance the repurchase or redemption of Fund shares and for other temporary or emergency purposes. The agreement was amended on June 28, 2021. The Participating Funds can borrow up to an aggregate commitment amount of $130 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit facility has the following terms: a commitment fee of 0.15% per annum of the daily amount of unused commitment amounts and interest at a rate equal to the higher of (a) the federal funds effective rate (but not below 0.0%) plus 1.25% per annum or (b) the one-month LIBOR rate (but not below 0.0%) plus 1.25%

2021	ANNUAL REPORT	119

per annum on amounts borrowed. The agreement was terminated on November 1, 2021. Commitment and interest fees, if any, paid by the Participating Funds are disclosed as part of commitment and interest expense for borrowing on the Statements of Operations. During the year ended December 31, 2021, the Participating Funds did not borrow under the credit facility.

On November 1, 2021, the Portfolios were added (by way of amendment) as additional participants to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (together with the Portfolios, the Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on October 31, 2022. The Portfolios had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

12.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Asset Strategy				Balanced
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	86	$930	2	$18	N/A	N/A	N/A	N/A
Class II	2,527	27,513	2,297	20,591	1,286	$11,705	1,388	$10,666
Shares issued in reinvestment of distributions to shareholders:
Class I	12	124	1	14	N/A	N/A	N/A	N/A
Class II	8,611	87,213	2,592	25,939	2,865	25,006	3,038	21,608
Shares redeemed:
Class I	(20)	(229)	(1)	(10)	N/A	N/A	N/A	N/A
Class II	(11,407)	(123,850)	(12,999)	(121,030)	(14,724)	(136,600)	(6,423)	(49,568)

Net decrease	(191)	$(8,299)	(8,108)	$(74,478)	(10,573)	$(99,889)	(1,997)	$(17,294)

	Energy				Growth
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	40	$127	42	$90	N/A	N/A	N/A	N/A
Class II	16,000	50,732	17,805	36,300	8,072	$103,904	6,048	$65,529
Shares issued in reinvestment of distributions to shareholders:
Class I	1	3	2	4	N/A	N/A	N/A	N/A
Class II	302	1,017	297	710	8,105	98,262	11,225	112,472
Shares redeemed:
Class I	(74)	(235)	(10)	(21)	N/A	N/A	N/A	N/A
Class II	(12,467)	(39,208)	(11,000)	(24,197)	(17,870)	(246,710)	(16,529)	(183,294)

Net increase (decrease)	3,802	$12,436	7,136	$12,886	(1,693)	$(44,544)	744	$(5,293)

120	ANNUAL REPORT	2021

	High Income				International Core Equity
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	871	$2,988	1,120	$3,427	N/A	N/A	N/A	N/A
Class II	33,528	115,231	34,522	108,828	1,662	$30,337	5,497	$68,946
Shares issued in reinvestment of distributions to shareholders:
Class I	376	1,264	501	1,439	N/A	N/A	N/A	N/A
Class II	15,740	52,760	19,910	57,105	381	6,911	1,149	14,682
Shares redeemed:
Class I	(1,638)	(5,598)	(3,508)	(11,691)	N/A	N/A	N/A	N/A
Class II	(39,247)	(133,628)	(48,887)	(154,485)	(8,182)	(147,978)	(11,578)	(159,777)

Net increase (decrease)	9,630	$33,017	3,658	$4,623	(6,139)	$(110,730)	(4,932)	$(76,149)

	Mid Cap Growth				Natural Resources
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	1,459	$25,638	2,196	$24,761	N/A	N/A	N/A	N/A
Class II	5,831	102,814	5,890	83,518	5,419	$20,233	4,623	$13,178
Shares issued in reinvestment of distributions to shareholders:
Class I	1,803	28,372	1,323	16,218	N/A	N/A	N/A	N/A
Class II	3,474	54,305	1,888	23,025	358	1,378	586	1,678
Shares redeemed:
Class I	(5,429)	(98,591)	(7,828)	(102,324)	N/A	N/A	N/A	N/A
Class II	(5,617)	(99,353)	(7,174)	(95,976)	(6,371)	(24,227)	(5,335)	(16,123)

Net increase (decrease)	1,521	$13,185	(3,705)	$(50,778)	(594)	$(2,616)	(126)	$(1,267)

	Science and Technology				Small Cap Growth
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class I	48	$1,858	44	$1,383	478	$5,806	1,175	$8,471
Class II	1,478	56,146	2,488	74,399	2,086	24,885	1,993	17,717
Shares issued in reinvestment of distributions to shareholders:
Class I	21	630	6	191	642	6,960	—	—
Class II	6,875	201,468	2,181	71,179	4,789	51,659	—	—
Shares redeemed:
Class I	(56)	(2,165)	(24)	(802)	(1,690)	(20,491)	(2,900)	(26,285)
Class II	(3,239)	(123,850)	(5,252)	(161,803)	(4,737)	(57,061)	(6,144)	(56,338)

Net increase (decrease)	5,127	$134,087	(557)	$(15,453)	1,568	$11,758	(5,876)	$(56,435)

2021	ANNUAL REPORT	121

	Smid Cap Core
	Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	1,200	$18,955	1,325	$14,216
Shares issued in reinvestment of distributions to shareholders:
Class II	—	—	823	8,738
Shares redeemed:
Class II	(3,538)	(57,223)	(2,654)	(30,609)

Net increase (decrease)	(2,338)	$(38,268)	(506)	$(7,655)

13.	COMMITMENTS ($ amounts in thousands)

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At year ended December 31, 2021, High Income had outstanding bridge loan commitments of $206.

14.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal year ended December 31, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Portfolio in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Portfolio’s financial statements.

15.	OTHER AFFILIATED TRANSACTIONS

During the year ended December 31, 2021, affiliated parties reimbursed High Income $4,278 for losses resulting from a NAV error, a portion of which was related to the prior year. The impact of the error to prior year and the correction of the error in the current year financial statements are not material. If the prior year error was not corrected in current year financial statements, total returns would have been higher than as disclosed in the financial highlights as follows: Class I 0.54% and Class II 0.54%.

16.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Asset Strategy	$668,958	$136,511	$62,633	$73,878
Balanced	246,517	28,184	3,254	24,930
Energy	76,485	2,551	4,891	(2,340)
Growth	563,235	467,432	6,987	460,445
High Income	958,234	23,118	40,430	(17,312)
International Core Equity	560,940	88,766	25,322	63,444
Mid Cap Growth	440,259	305,801	11,529	294,272
Natural Resources	98,331	5,001	6,966	(1,965)
Science and Technology	474,679	265,415	28,575	236,840
Small Cap Growth	336,662	125,970	20,650	105,320
Smid Cap Core	150,699	37,900	6,771	31,129

122	ANNUAL REPORT	2021

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2021 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Asset Strategy	$3,246	$23,004	$—	$—	$320
Balanced	7,909	81,134	—	—	—
Energy	—	—	—	—	354
Growth	25,682	154,221	—	—	—
High Income	52,096	—	—	—	—
International Core Equity	52,999	—	—	—	—
Mid Cap Growth	369	109,852	—	—	—
Natural Resources	899	—	—	—	—
Science and Technology	566	64,081	—	—	—
Small Cap Growth	3,135	72,671	—	—	—
Smid Cap Core	22,358	12,221	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021		December 31, 2020
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Asset Strategy	$20,616	$66,720	$15,087	$10,866
Balanced	4,024	20,982	4,491	17,117
Energy	1,020	—	714	—
Growth	14,995	83,267	13,693	98,779
High Income	54,024	—	58,544	—
International Core Equity	6,912	—	14,571	111
Mid Cap Growth	8,454	74,223	5,368	33,875
Natural Resources	1,378	—	1,678	—
Science and Technology	6,941	195,157	992	70,378
Small Cap Growth	7,138	51,481	—	—
Smid Cap Core	—	—	2,001	6,737

(1)	Includes short-term capital gains, if any

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

2021	ANNUAL REPORT	123

Accumulated capital losses represent net capital loss carryovers as of December 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of December 31, 2021, the capital loss carryovers were as follows:

Portfolio	Short-Term Capital Loss Carryover		Long-Term Capital Loss Carryover
Asset Strategy	$—		$—
Balanced	—		—
Energy	4,962	(1)	36,041	(1)
Growth	—		—
High Income	1,064		99,303
International Core Equity	—		—
Mid Cap Growth	—		—
Natural Resources	2,591		49,676
Science and Technology	—		—
Small Cap Growth	—		—
Smid Cap Core	—		—

(1)	$18,654 of these Capital Loss Carryovers are subject to an annual limitations of $3,709 plus any unused limitation from prior years.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post- October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs), investments held within the wholly-owned subsidiary and companies and partnership transactions. At December 31, 2021, the following reclassifications were made:

Portfolio	Accumulated Earnings Gain (Loss)		Paid -In Capital
Asset Strategy	$—	*	$—	*
Balanced	—	*	—	*
Energy	—	*	—	*
Growth	—		—
High Income	—	*	—	*
International Core Equity	—		—
Mid Cap Growth	—		—
Natural Resources	—	*	—	*
Science and Technology	—		—
Small Cap Growth	—		—
Smid Cap Core	—		—

* Not shown due to rounding.

124	ANNUAL REPORT	2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Asset Strategy, Delaware Ivy VIP Balanced, Delaware Ivy VIP Energy, Delaware Ivy VIP Growth, Delaware Ivy VIP High Income, Delaware Ivy VIP International Core Equity, Delaware Ivy VIP Mid Cap Growth, Delaware Ivy VIP Natural Resources, Delaware Ivy VIP Science and Technology, Delaware Ivy VIP Small Cap Growth and Delaware Ivy VIP Smid Cap Core (formerly known as Ivy VIP Asset Strategy, Ivy VIP Balanced, Ivy VIP Energy, Ivy VIP Growth, Ivy VIP High Income, Ivy VIP International Core Equity, Ivy VIP Mid Cap Growth, Ivy VIP Natural Resources, Ivy VIP Science and Technology, Ivy VIP Small Cap Growth and Ivy VIP Small Cap Core, respectively) (eleven of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, and the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents, portfolio company investees, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

2021	ANNUAL REPORT	125

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations for the tax period ended December 31, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations
Asset Strategy	$1,881,059	$2,983,779
Balanced	3,024,658	156
Energy	1,019,619	—
Growth	6,309,008	—
High Income	—	1,261,146
International Core Equity	—	—
Mid Cap Growth	2,976,849	—
Natural Resources	1,188,902	—
Science and Technology	1,656,210	—
Small Cap Growth	1,481,461	—
Smid Cap Core	—	—

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Asset Strategy	$66,720,613
Balanced	20,982,152
Energy	—
Growth	83,267,168
High Income	—
International Core Equity	—
Mid Cap Growth	74,222,580
Natural Resources	—
Science and Technology	195,157,260
Small Cap Growth	51,481,891
Smid Cap Core	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
International Core Equity	$913,717	$12,247,436

126	ANNUAL REPORT	2021

BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM	IVY VIP

(UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	150

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy Funds Complex (2019-2021)

2021	ANNUAL REPORT	127

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015- 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	150

Director, OU Medicine, Inc. (2020-present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Trustee, Ivy Funds Complex (1998-2021)

128	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	150

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy Funds Complex (2019-2021)

Director, Brixmor Property Group Inc. (2021-Present)

Director, Sera Prognostics Inc. (biotechnology) (2021-Present)

Director, Recology (resource recovery) (2021-Present)

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

2021	ANNUAL REPORT	129

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.

130	ANNUAL REPORT	2021

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Portfolios includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888-923-3355.

2021	ANNUAL REPORT	131

ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through
Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios
What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

132	ANNUAL REPORT	2021

What we do
Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.
Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	133

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923-3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

134	ANNUAL REPORT	2021

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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138	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Global/International Portfolios

Delaware Ivy VIP Global Equity Income

Delaware Ivy VIP Global Growth

Delaware Ivy VIP International Core Equity

Domestic Equity Portfolios

Delaware Ivy VIP Core Equity

Delaware Ivy VIP Growth

Delaware Ivy VIP Mid Cap Growth

Delaware Ivy VIP Small Cap Growth

Delaware Ivy VIP Smid Cap Core

Delaware Ivy VIP Value

Fixed Income Portfolios

Delaware Ivy VIP Corporate Bond

Delaware Ivy VIP Global Bond

Delaware Ivy VIP High Income

Delaware Ivy VIP Limited-Term Bond

Money Market Portfolio

Delaware Ivy VIP Government Money Market

Specialty Portfolios

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Balanced

Delaware Ivy VIP Energy

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Delaware Ivy VIP Science and Technology

Delaware Ivy VIP Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2021	ANNUAL REPORT	139

ANN-VIP1 (12/21)

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2021

Ivy Variable Insurance Portfolios*

Delaware Ivy VIP Core Equity (formerly, Ivy VIP Core Equity)	Class II

Delaware Ivy VIP Corporate Bond (formerly, Ivy VIP Corporate Bond)	Class II

Delaware Ivy VIP Global Bond (formerly, Ivy VIP Global Bond)	Class II

Delaware Ivy VIP Global Equity Income (formerly, Ivy VIP Global Equity Income)	Class II

Delaware Ivy VIP Global Growth (formerly, Ivy VIP Global Growth)	Class II

Delaware Ivy VIP Limited-Term Bond (formerly, Ivy VIP Limited-Term Bond)	Class II

Delaware Ivy VIP Securian Real Estate Securities (formerly, Ivy VIP Securian Real Estate Securities)	Class II

Delaware Ivy VIP Value (formerly, Ivy VIP Value)	Class II

*	Effective July 1, 2021, the name of each portfolio has been updated from Ivy VIP to Delaware Ivy VIP as indicated.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios (the “VIP Portfolios”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The VIP Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY VIP

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/ivip.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date. The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

2	ANNUAL REPORT	2021

CONTENTS	IVY VIP

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

2021	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2021.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

4	ANNUAL REPORT	2021

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Core Equity(a)
Class II	$1,000	$1,123.60	$5.10	$1,000	$1,020.42	$4.85	0.95%
Corporate Bond(b)
Class II	$1,000	$1,000.00	$3.80	$1,000	$1,021.38	$3.84	0.76%
Global Bond(c)
Class II	$1,000	$993.40	$1.89	$1,000	$1,023.31	$1.92	0.38%
Global Equity Income(d)
Class II	$1,000	$1,057.30	$5.25	$1,000	$1,020.10	$5.15	1.01%
Global Growth(e)
Class II	$1,000	$1,054.10	$5.85	$1,000	$1,019.51	$5.76	1.13%
Limited-Term Bond(f)
Class II	$1,000	$993.80	$3.99	$1,000	$1,021.22	$4.04	0.79%
Securian Real Estate Securities(g)
Class II	$1,000	$1,170.40	$6.40	$1,000	$1,019.33	$5.96	1.16%
Value(h)
Class II	$1,000	$1,091.70	$5.23	$1,000	$1,020.21	$5.05	0.99%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2021, and divided by 365.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

(a)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Core Equity to Delaware Ivy VIP Core Equity.

(b)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Corporate Bond to Delaware Ivy VIP Corporate Bond.

(c)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Bond to Delaware Ivy VIP Global Bond.

(d)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Equity Income to Delaware Ivy VIP Global Equity Income.

(e)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Growth to Delaware Ivy VIP Global Growth.

(f)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Limited-Term Bond to Delaware Ivy VIP Limited-Term Bond.

(g)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Securian Real Estate Securities to Delaware Ivy VIP Securian Real Estate Securities.

(h)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Value to Delaware Ivy VIP Value.

The above illustrations are based on ongoing costs only.

2021	ANNUAL REPORT	5

MANAGEMENT DISCUSSION	DELAWARE IVY VIP CORE EQUITY

(UNAUDITED)

Erik R. Becker, CFA, portfolio manager of Delaware Ivy VIP Core Equity, discusses positioning, performance and results for the fiscal year ended December 31, 2021. Mr. Becker has managed the Portfolio since 2006 and has 23 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Core Equity (Class II shares at net asset value)	28.94%
Benchmark
S&P 500 Index	28.71%
(generally reflects the performance of large- and medium-sized U.S. stocks)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

For the year ended December 31, 2021, the S&P 500 index, the Portfolio’s benchmark increased 28.71%. All market sectors participated in the rally with the strongest gains accruing to energy shares, which increased by more than 50%. Global demand for energy continued to improve post the brief recession in 2020 while OPEC continued to limit supply increases to drive energy prices higher. Real estate, financials, and information technology shares put up strong performance with each sector besting the overall market’s return. Underperforming sectors for the reporting year included the defensive sectors of utilities and consumer staples.

Contributors and detractors

The Portfolio had a strong return for the reporting period, slightly outperforming its benchmark. Sector allocation, or the decision to overweight or underweight a particular sector, slightly detracted from performance. An overweight position to the financials sector, which performed better than the market, outweighed underweight positions in the energy and real estate sectors where performance bested the market. This was more than compensated for through individual stock selection where strong performance among our financials and healthcare holdings outweighed weaker security selection within information technology.

From an individual stock standpoint, the best performers in terms of contribution to the Portfolio’s return were alternative investment managers Blackstone Inc. and KKR & Co. Alternative investment managers perform essentially the same function as public market investors, though they typically invest in private markets by purchasing private equity, credit, infrastructure, and real estate assets. Fundraising dramatically accelerated in 2021 for both companies as pensions, endowments, sovereign wealth funds, and individuals search for ways to generate income in a low interest rate environment. Alphabet, Inc. (parent company of Google), HCA Healthcare (a COVID-19 beneficiary), and AutoZone, Inc. were among the reporting year’s biggest beneficiaries.

Our greatest missteps for the measurement period included owning Fiserv, Inc., a payments processing company and provider of data processing systems for banks. Competition intensified in Fiserv’s major markets with a number of competitors going public in 2021. We believe Fiserv has unique assets, particularly its ownership of Clover, which helps small businesses automate and accept payments. Zimmer Biomet Holdings also detracted from performance as the provider of hip, knee, and spine replacements suffered from lower market demand as COVID-19 crowded out discretionary procedures in hospitals. Take Two Interactive, Mastercard, and Charter Communications rounded out the reporting year’s weakest performers.

Outlook

2021 was a highly unusual year. We learned that predicting the path of a global pandemic is anything but certain. In previous commentary we wrote about our hopes that we had seen the worst in terms of infection rates and about expectations that progress on vaccinating billions of people globally would finally bring an end to this terrible virus. In November, after absorbing the coronavirus’ Delta variant, we learned that a new variant, Omicron, was far more infectious. We are currently well into the fourth wave of COVID-19, though fortunately this variant of the virus appears to be far less lethal than previous ones.

6	ANNUAL REPORT	2021

Despite the stop-and-go in terms of business activity as societies find ways to cope with growing infection levels, S&P 500 earnings were a bright spot. Returns are likely to have increased by more than 50% in 2021 over 2020. We believe the remarkable profitability of domestic companies (aided by extraordinary US government stimulus efforts) drove the majority of the appreciation in the equity market. Over the long term, we expect equity markets to broadly track earnings performance.

The close of 2021 brought positive news on the job market with unemployment falling to 3.9%, nearly retracing to the pre-pandemic level of 3.5%. Many Americans have opted not to rejoin the labor force. This, in turn, has led to accelerated wages. Combined with significant savings built up during the pandemic, we believe consumers are holding on to $2 trillion more in savings than the pre-pandemic trendline. It appears the massive consumer spending shift to goods versus the 50-year trend toward an increasing spend on services, combined with supply disruptions, has led to an inflationary impulse not seen since the early 1980s. In recognition of this impulse, Federal Reserve (Fed) Chair Jerome Powell pivoted to a less accommodative or “more hawkish” stance at his press conference in late November. We think it is reasonable to believe monetary policy will be less of a tailwind for financial markets for the remainder of this economic cycle.

Because of the cross-currents of an unknowable path of COVID-19, supply disruptions, staffing difficulties, and persistent wage inflation, forecasting future earnings for the companies we follow has become more difficult. At month 18 of the economic recovery, forecasted earnings growth is expected to moderate from the torrid pace in 2021. Forecasters are currently anticipating much more modest growth in S&P 500 Index earnings in 2022 at around 10%. Coupled with a more active Fed, repeating the exceptional market performance of 2021 will be a tall task.

We continue to be more focused on seeking individual companies that we believe possess the unique ability to outgrow long-run expectations at attractive valuation levels. We are particularly interested in finding ways to capitalize on a multi-year recovery in service spending. Living with COVID-19 for the past 18 months, consumers globally have focused their spending on goods rather than services, reversing long-standing trends toward travel and dining away from home. Though the most recent wave of the Omicron variant has delayed this theme, our holdings of companies such as American Express, Mastercard, Airbus, and Sysco Corp. (distributor of food products to restaurants and institutions) have benefitted. Consumers appear in good shape, with powerful wage gains and aggregate savings in excess of $2 trillion. With a strong consumer backdrop, we also believe we are poised to see an inflection in new car purchases that have been delayed as the result of semiconductor supply availability. While used car prices are up more than 40% from levels just a year ago, automakers have been unable to fulfill consumer demand for new vehicles. Auto original equipment manufacturers, auto suppliers, and even US railroads have been impacted by the inability to produce cars. We anticipate a full recovery in auto inventory levels will take about two years, providing a growth impulse for suppliers like Aptiv plc and TE Connectivity, and Union Pacific. Both TE Connectivity and Union Pacific are owned in the Portfolio.

On the flip side, we are cognizant of companies that appear to be overearning based on current business conditions. We have reduced the position sizes in AutoZone, which benefitted from US government stimulus issued to consumers and rising prices new/used and HCA Holdings, Inc., which benefitted from a large influx of high acuity and highly profitable COVID-19 patients. Business trends in 2022 seem unlikely to be as favorable for either company. We believe higher short-term interest rates with more interest rate volatility is the base case, a positive backdrop for many of our holdings within the financials sector, our largest benchmark sector overweight position. As always, we will do our best to navigate an ever-changing landscape and look forward to updating you in the future.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Core Equity.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Because the Portfolio is generally invested in a small number of stocks, the performance of any one security held by the Portfolio will have a greater impact than if the Portfolio were invested in a larger number of securities. Although larger companies tend to be less volatile than companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies. These and other risks are more fully described in the Portfolio’s prospectus.

2021	ANNUAL REPORT	7

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Core Equity.

8	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP CORE EQUITY(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation
Stocks	99.2%
Information Technology	27.5%
Financials	20.5%
Health Care	13.3%
Consumer Discretionary	10.5%
Industrials	9.1%
Communication Services	7.0%
Consumer Staples	5.4%
Materials	3.5%
Utilities	2.4%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.8%

Top 10 Equity Holdings

Company	Sector	Industry
Microsoft Corp.	Information Technology	Systems Software
Apple, Inc.	Information Technology	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	Communication Services	Interactive Media & Services
UnitedHealth Group, Inc.	Health Care	Managed Health Care
Amazon.com, Inc.	Consumer Discretionary	Internet & Direct Marketing Retail
Costco Wholesale Corp.	Consumer Staples	Hypermarkets & Super Centers
MasterCard, Inc., Class A	Information Technology	Data Processing & Outsourced Services
TE Connectivity Ltd.	Information Technology	Electronic Manufacturing Services
CME Group, Inc.	Financials	Financial Exchanges & Data
Danaher Corp.	Health Care	Life Sciences Tools & Services

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Core Equity changed to Delaware Ivy VIP Core Equity.

2021	ANNUAL REPORT	9

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP CORE EQUITY(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	28.94%
5-year period ended 12-31-21	18.82%
10-year period ended 12-31-21	15.53%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Core Equity changed to Delaware Ivy VIP Core Equity.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

10	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORE EQUITY (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Cable & Satellite – 1.0%
Charter Communications, Inc., Class A (A)	11	$7,449

Interactive Home Entertainment – 1.0%
Take–Two Interactive Software, Inc.(A)	43	7,699

Interactive Media & Services – 4.3%
Alphabet, Inc., Class A(A)	11	31,682

Movies & Entertainment – 0.7%
Netflix, Inc.(A)	8	4,952

Total Communication Services – 7.0%		51,782
Consumer Discretionary

Auto Parts & Equipment – 2.3%
Aptiv plc(A)	102	16,774

Automotive Retail – 1.5%
AutoZone, Inc.(A)	5	11,067

Footwear – 1.7%
NIKE, Inc., Class B	76	12,628

Homebuilding – 1.6%
D.R. Horton, Inc.	109	11,790

Internet & Direct Marketing Retail – 3.4%
Amazon.com, Inc.(A)	7	24,721

Total Consumer Discretionary – 10.5%		76,980
Consumer Staples

Food Distributors – 2.4%
Sysco Corp.	222	17,425

Hypermarkets & Super Centers – 3.0%
Costco Wholesale Corp.	39	21,966

Total Consumer Staples – 5.4%		39,391
Financials

Asset Management & Custody Banks – 6.2%
Artisan Partners Asset Management, Inc.	208	9,925
Blackstone Group, Inc. (The), Class A	132	17,083
KKR & Co.	251	18,730

		45,738

Consumer Finance – 2.0%
American Express Co.	91	14,852

Financial Exchanges & Data – 4.0%
CME Group, Inc.	89	20,271
Intercontinental Exchange, Inc.	68	9,300

		29,571

COMMON STOCKS (Continued)	Shares	Value
Insurance Brokers – 1.6%
Aon plc	38	$11,281

Investment Banking & Brokerage – 3.3%
Charles Schwab Corp. (The)	107	9,023
Morgan Stanley	153	15,032

		24,055

Other Diversified Financial Services – 2.4%
JPMorgan Chase & Co.	111	17,629

Property & Casualty Insurance – 1.0%
Progressive Corp. (The)	73	7,475

Total Financials – 20.5%		150,601
Health Care

Health Care Facilities – 1.6%
HCA Holdings, Inc.	45	11,586

Life Sciences Tools & Services – 2.6%
Danaher Corp.	59	19,561

Managed Health Care – 4.1%
UnitedHealth Group, Inc.	60	30,282

Pharmaceuticals – 5.0%
Eli Lilly and Co.	68	18,888
Zoetis, Inc.	72	17,598

		36,486

Total Health Care – 13.3%		97,915
Industrials

Aerospace & Defense – 2.0%
Airbus SE ADR	467	14,908

Agricultural & Farm Machinery – 1.4%
Deere & Co.	29	10,077

Railroads – 2.2%
Union Pacific Corp.	63	15,994

Research & Consulting Services – 1.3%
TransUnion	78	9,216

Trading Companies & Distributors – 2.2%
United Rentals, Inc.(A)	50	16,541

Total Industrials – 9.1%		66,736
Information Technology

Application Software – 0.4%
Autodesk, Inc.(A)	9	2,512

Data Processing & Outsourced Services – 4.7%
Fiserv, Inc.(A)	127	13,157
MasterCard, Inc., Class A	60	21,463

		34,620

COMMON STOCKS (Continued)	Shares	Value
Electronic Manufacturing Services – 2.9%
TE Connectivity Ltd.	130	$20,963

Internet Services & Infrastructure – 1.4%
VeriSign, Inc.(A)	41	10,524

Semiconductors – 4.4%
Marvell Technology Group Ltd.	70	6,091
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	111	13,393
Texas Instruments, Inc.	69	13,028

		32,512

Systems Software – 8.9%
Microsoft Corp.	194	65,345

Technology Hardware, Storage & Peripherals – 4.8%
Apple, Inc.	199	35,294

Total Information Technology – 27.5%		201,770
Materials

Industrial Gases – 1.9%
Linde plc	41	14,245

Specialty Chemicals – 1.6%
Sherwin–Williams Co. (The)	34	11,807

Total Materials – 3.5%		26,052
Utilities

Electric Utilities – 2.4%
NextEra Energy, Inc.	189	17,652

Total Utilities – 2.4%		17,652

TOTAL COMMON STOCKS – 99.2%		$728,879
(Cost: $466,072)

SHORT-TERM SECURITIES
Money Market Funds(B) – 0.9%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	6,552	6,552

TOTAL SHORT-TERM SECURITIES – 0.9%		$6,552
(Cost: $6,552)

TOTAL INVESTMENT SECURITIES – 100.1%		$735,431
(Cost: $472,624)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(371)

NET ASSETS – 100.0%		$735,060

2021	ANNUAL REPORT	11

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORE EQUITY (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$728,879	$—	$—
Short-Term Securities	6,552	—	—
Total	$735,431	$—	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

See Accompanying Notes to Financial Statements.

12	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP CORPORATE BOND

(UNAUDITED)

Significant Event: On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq of Delaware Management Company (DMC) as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective November 15, 2021, the Portfolio’s new benchmark index is the Bloomberg US Corporate Investment Grade Index. The managers believe that this index is more consistent with the investment philosophy of the Portfolio and more reflective of the types of securities in which the Portfolio invests than the previous benchmark index. Both the new benchmark index and the Portfolio’s previous benchmark index are included for comparison purposes.

Below, Michael G. Wildstein, Wayne A. Anglace, and Kashif Ishaq, portfolio managers of Delaware Ivy VIP Corporate Bond, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Corporate Bond (Class II shares at net asset value)	-0.85%
Benchmark
Bloomberg US Corporate Investment Grade Index	-1.04%
(generally reflects the performance of securities representing the US corporate bond market)
Bloomberg US Credit Index	-1.08%
(generally reflects the performance of securities representing the US credit market)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

From a capital markets perspective, interest rate volatility stole the show in 2021 as 10-year Treasury rates largely influenced total returns in credit markets. Ten-year rates lifted off in the first quarter of the year, increasing by 79 basis points to end the quarter at 1.74%, marking one of the weakest quarters in the Treasury market since the 2008 global financial crisis. We believe anticipation of more aggressive rate action by the Federal Open Market Committee (FOMC) was the likely culprit behind the dramatic bear steepening. By July, however, the 10-year Treasury rate was back to 1.17%. We suspect this noteworthy flattening was more a result of technicals in the Treasury market than a fundamental view on rates or future economic activity. US investment grade spreads largely ignored the rate volatility, however, and compressed by roughly 15 basis points. For the full calendar year, spreads of US investment grade bonds remained benign and traded in a range of about 20 basis points — aided by the global search for yield and solid corporate credit metrics.

The effects of COVID-19 on capital markets also ebbed and flowed. The combination of lower infection rates in the summer and the introduction of vaccine booster shots were offset by the new Omicron variant late in the year. Although COVID-19 has continued to cause consumer demand and economic activity to sputter, the overall direction in 2021 was positive. Airline and cruise travel began to tick up, while social and sporting events also reopened.

Many investors peered through the choppy COVID-19 environment, as the price of crude oil rose from $59 to $75 a barrel during the period. While some of this price increase was due to February’s winter storm Uri in Texas and planned production cuts by OPEC+, higher future demand was also influenced by a return to normal after COVID-19 shutdowns.

Late in the year, inflation became a concern, causing investors to react negatively. Ongoing data reflecting higher prices gave the US Federal Reserve (Fed) some concern that inflation may not be as transitory as it had projected, prompting more hawkish commentary around the pace of tapering asset purchases and rate tightening. We think these concerns, as well as new Fed governors to be elected early in the year, may add to interest rate volatility in 2022.

US bond markets continued to benefit in 2021 from the low-to-negative rates in overseas markets, particularly in Europe and Japan. The European Central Bank (ECB) adopted an ultra-easy monetary policy and ramped up its bond-buying program, leading yields to drop, and foreign investors turned to the US to purchase higher yielding fixed income assets.

2021	ANNUAL REPORT	13

US investors also took advantage of higher US yields. Since the onset of the pandemic in March 2020, mutual fund flows into investment grade credit have grown steadily stronger, while life insurance companies and pension funds have also had robust demand for fixed income securities.

Issuance of US investment grade bonds hit the second highest annual level on record in 2021, next to 2020, as companies continued to take advantage of low borrowing costs and the abundant liquidity for refinancing as well as merger and acquisition activity. Despite the near-record supply in 2021, demand remained solid amid the global search for yield.

Performance review

The Portfolio posted a negative return for the fiscal year but outperformed its benchmark index. During the first quarter, the Portfolio posted a negative return but outperformed its benchmark. The Portfolio’s duration rose during the period. After having been moderately under the benchmark’s duration, it closed the quarter close to the benchmark’s duration of 8.23 years. Higher duration means higher price volatility for a given change in spreads as well as interest rates. Additionally, the Portfolio increased its allocation to BBB and BB rated securities, while decreasing its exposure to A and AA rated securities. The largest changes in sector positioning were increases in the technology and industrial sectors and decreases in the financial and consumer non-cyclical sectors.

For the second quarter, the Portfolio had a positive return and outperformed its benchmark in the quarter. The Fund’s duration rose during the period and remained close to the benchmark’s duration of 8.46 years. The Fund increased its allocation to AAA, AA, A and BB rated securities, while decreasing its exposure to BBB rated securities. The largest changes in sector positioning were increases in the information technology and utilities sectors and decreases in the financial and consumer cyclical sectors.

The Portfolio had a positive return and outperformed its benchmark in the third quarter. The Portfolio’s duration fell during the period and was modestly below the benchmark’s duration of 8.33 years. The Portfolio increased its allocation to A, BBB and BB rated securities, while decreasing its exposure to AAA and AA rated securities.

During the fourth quarter, the Portfolio outperformed the benchmark. Contributors to performance included yield curve and duration positioning (especially an underweight to long-end duration); credit picks in technology, automotive, and food/beverage industries; and an overweight to the airline sector. Detractors from performance were driven by security selection in electric, brokerage, and food/beverage industries.

Outlook

Looking ahead to 2022, we believe that credit spreads should remain rangebound but with increasing bouts of volatility as (1) investors adjust to the Fed’s shift toward policy normalization; (2) economic growth remains healthy but down from the near-record levels in 2021; (3) the trajectory of COVID-19 and the new variant continues to evolve; and (4) technicals and fundamentals remain supportive.

Credit fundamentals have fully recovered from the 2020 recession for most sectors, and we believe they will continue to improve with global economic recovery underway, although subject to potential headwinds, including Fed policy action, growth in China, supply constraints, cost inflation, and the Omicron variant. The record access to capital markets during the pandemic enabled companies to solidify liquidity positions. However, we believe the use of these cash balances going forward presents some risk for increased shareholder-friendly activity or leveraging events, especially among higher-rated issuers that are able and willing to move down in quality while staying within the investment grade spectrum. Inflationary pressures on credit fundamentals will vary by sector but should remain manageable, in our view, given the strong earnings margin environment and cash positions that will likely be carried forward into 2022.

Technicals within US credit continue to provide strong support to the asset class, with few alternatives for investors to earn material yield, aside from emerging market debt or assuming substantial duration risk. Supply for 2022 is expected to be slightly below 2021 totals, which have returned to more normalized levels, as expectations for higher rates likely pulled forward some supply into 2021 to lock in lower borrowing costs and companies spent some of the record cash accumulated. We believe demand for US corporate debt should remain strong in 2022 as the lack of yield globally continues, driving foreign demand. Meanwhile, domestic demand is anchored by yield buyers, such as life insurers and pension funds that benefit from rising pension funding ratios, supporting a rotation out of riskier asset classes into fixed income.

We think that 2022 will likely be a yield-carry type environment for investment grade credit, with interest rates on an upward path, driving flat to negative total returns for the asset class. However, we believe opportunities still exist within investment grade credit as well as high yield, which can be exploited with proper fundamental analysis. We continue to advocate an overweight to BBB-rated and BB-rated credits, as carry and excess yield remain important in this environment with improved fundamentals. We also anticipate a decline in shareholder-friendly behavior — such as levered M&A,

14	ANNUAL REPORT	2021

increased dividends, and share buybacks — from BBB-rated issuers that have less financial flexibility to maintain investment grade ratings than A-rated issuers.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Corporate Bond.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are not managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

Fixed income securities and bond funds can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Corporate Bond.

2021	ANNUAL REPORT	15

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP CORPORATE BOND(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	98.6%
Corporate Debt Securities	94.8%
Asset-Backed Securities	1.7%
Municipal Bonds –Taxable	1.1%
Other Government Securities	0.7%
United States Government and Government Agency Obligations	0.2%
Mortgage-Backed Securities	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Quality Weightings

Investment Grade	93.1%
AAA	1.5%
AA	9.4%
A	31.5%
BBB	50.7%
Non-Investment Grade	5.5%
BB	5.2%
Non-rated	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a) Effective July 1, 2021, the name of Ivy VIP Corporate Bond changed to Delaware Ivy VIP Corporate Bond.

16	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP CORPORATE BOND(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	-0.85%
5-year period ended 12-31-21	4.72%
10-year period ended 12-31-21	3.56%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Corporate Bond changed to Delaware Ivy VIP Corporate Bond.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b)

Effective November 15, 2021, the Portfolio’s new benchmark is the Bloomberg U.S. Corporate Investment Grade Index. Delaware Management Company (“DMC”) believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

ASSET-BACKED SECURITIES	Principal	Value
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust:
3.500%, 5-26-22	$296	$299
1.750%, 1-30-26	2,182	2,142
Air Canada Enhanced Equipment Trust, Series 2015-2, Class AA,
3.750%, 12-15-27 (A)	735	762
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6-15-28	1,445	1,452
American Airlines, Inc. Pass-Through Certificates, Series 2016-1, Class AA,
3.575%, 1-15-28	762	774
American Airlines, Inc. Pass-Through Certificates, Series 2017-1, Class AA,
3.650%, 2-15-29	1,953	2,038
Delta Air Lines, Inc. Pass-Through Certificates, Series 2020AA, Class B,
2.000%, 6-10-28	1,388	1,360
United Airlines Pass-Through Certificates, Series 2016-AA,
3.100%, 7-7-28	2,327	2,394

TOTAL ASSET-BACKED SECURITIES – 1.7%		$11,221
(Cost: $10,970)

CORPORATE DEBT SECURITIES
Communication Services

Alternative Carriers – 0.4%
Bell Canada (GTD by BCE, Inc.),
4.300%, 7-29-49	2,138	2,603

Cable & Satellite – 2.8%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
4.500%, 2-1-24	2,306	2,454
3.900%, 6-1-52	1,115	1,120
3.850%, 4-1-61	1,350	1,277
Comcast Corp. (GTD by Comcast Cable Communications and NBCUniversal):
3.900%, 3-1-38	500	567
2.887%, 11-1-51 (A)	1,446	1,402
Comcast Corp. (GTD by Comcast Cable Communications LLC and NBCUniversal Media LLC),
3.250%, 11-1-39	3,875	4,096
Cox Communications, Inc.:
2.950%, 10-1-50 (A)	850	796
3.600%, 6-15-51 (A)	925	971
Omnicom Group, Inc. and Omnicom Capital, Inc.,
3.650%, 11-1-24	1,260	1,336
Viacom, Inc.,
4.750%, 5-15-25	4,000	4,390

		18,409

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Integrated Telecommunication Services – 2.8%
AT&T, Inc.:
3.500%, 6-1-41	$2,000	$2,060
3.650%, 6-1-51	3,900	4,048
3.500%, 9-15-53	1,800	1,819
3.550%, 9-15-55	942	947
Sprint Corp.,
7.875%, 9-15-23	2,742	3,024
Verizon Communications, Inc.:
4.500%, 8-10-33	3,575	4,209
2.650%, 11-20-40	1,250	1,190
2.987%, 10-30-56	1,492	1,416

		18,713

Interactive Media & Services – 0.3%
Alphabet, Inc.,
2.050%, 8-15-50	2,631	2,355

Movies & Entertainment – 1.2%
Netflix, Inc.,
5.875%, 2-15-25	4,035	4,540
Walt Disney Co. (The):
4.125%, 6-1-44	1,724	2,064
3.600%, 1-13-51	1,175	1,332

		7,936

Wireless Telecommunication Service – 1.5%
Crown Castle Towers LLC,
3.663%, 5-15-25 (A)	2,450	2,549
T-Mobile USA, Inc.:
3.500%, 4-15-25	5,555	5,890
2.875%, 2-15-31	450	445
4.375%, 4-15-40	575	658
3.300%, 2-15-51	425	416

		9,958

Total Communication Services – 9.0%		59,974
Consumer Discretionary

Apparel Retail – 0.1%
Nordstrom, Inc.,
2.300%, 4-8-24	450	450

Apparel, Accessories & Luxury Goods – 0.2%
PVH Corp.,
4.625%, 7-10-25	1,550	1,689

Automobile Manufacturers – 0.1%
Nissan Motor Co. Ltd.,
3.522%, 9-17-25 (A)	850	892

Automotive Retail – 1.0%
7-Eleven, Inc.:
1.300%, 2-10-28 (A)	925	882
1.800%, 2-10-31 (A)	3,300	3,126
AutoNation, Inc.,
2.400%, 8-1-31	2,600	2,510

		6,518

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Casinos & Gaming – 0.1%
Genting New York LLC and Genny Capital, Inc.,
3.300%, 2-15-26 (A)	$850	$843

Education Services – 0.1%
University of Southern California,
3.028%, 10-1-39	500	532

Footwear – 0.6%
NIKE, Inc.,
3.250%, 3-27-40	3,400	3,706

Home Improvement Retail – 1.0%
Home Depot, Inc. (The):
3.300%, 4-15-40	4,500	4,888
4.200%, 4-1-43	1,670	2,020

		6,908

Homebuilding – 1.6%
D.R. Horton, Inc.:
2.600%, 10-15-25	3,080	3,182
1.300%, 10-15-26	460	449
Lennar Corp.,
4.750%, 11-15-22 (B)	2,065	2,114
NVR, Inc.,
3.000%, 5-15-30	4,022	4,184
Toll Brothers Finance Corp. (GTD by Toll Brothers, Inc.):
4.375%, 4-15-23	470	486
3.800%, 11-1-29	575	619

		11,034

Internet & Direct Marketing Retail – 1.2%
Amazon.com, Inc.,
3.875%, 8-22-37	5,677	6,684
Expedia Group, Inc.,
6.250%, 5-1-25 (A)	1,061	1,198

		7,882

Total Consumer Discretionary – 6.0%		40,454
Consumer Staples

Agricultural Products – 0.4%
Cargill, Inc.,
2.125%, 4-23-30 (A)	2,688	2,661

Brewers – 0.4%
Anheuser-Busch Inbev Finance, Inc. (GTD by AB INBEV/BBR/COB),
4.700%, 2-1-36	1,965	2,375

Drug Retail – 0.3%
CVS Health Corp.,
4.780%, 3-25-38	1,715	2,091

Food Distributors – 0.4%
Sysco Corp.,
3.750%, 10-1-25	2,726	2,924

18	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Food Retail – 0.3%
Darling Ingredients, Inc.,
5.250%, 4-15-27 (A)	$1,848	$1,909

Household Products – 0.8%
Clorox Co. (The),
3.900%, 5-15-28	4,676	5,249

Hypermarkets & Super Centers – 0.2%
Walmart, Inc.,
2.650%, 9-22-51	1,410	1,446

Packaged Foods & Meats – 2.9%
Conagra Brands, Inc.,
0.500%, 8-11-23	700	694
Hormel Foods Corp.,
3.050%, 6-3-51	2,431	2,589
Kraft Heinz Foods Co.,
3.000%, 6-1-26	211	221
McCormick & Co., Inc.:
3.500%, 9-1-23	771	798
0.900%, 2-15-26	3,572	3,455
Nestle Holdings, Inc.:
3.900%, 9-24-38 (A)	2,480	2,888
4.000%, 9-24-48 (A)	4,020	4,952
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
3.950%, 8-15-24	3,750	3,989

		19,586

Personal Products – 0.4%
Estee Lauder Co., Inc. (The),
1.950%, 3-15-31	2,800	2,761

Soft Drinks – 1.5%
Coca-Cola Co. (The):
2.250%, 1-5-32	1,215	1,236
3.000%, 3-5-51	1,130	1,199
Coca-Cola European Partners plc,
0.800%, 5-3-24 (A)	2,270	2,234
Keurig Dr Pepper, Inc.,
0.750%, 3-15-24	1,115	1,108
PepsiCo, Inc.:
3.625%, 3-19-50	2,325	2,754
2.750%, 10-21-51	1,420	1,459

		9,990

Tobacco – 0.7%
Imperial Brands Finance plc,
3.125%, 7-26-24 (A)	4,200	4,342

Total Consumer Staples – 8.3%		55,334
Energy

Oil & Gas Exploration & Production – 0.9%
Canadian Natural Resources Ltd.,
3.850%, 6-1-27	3,225	3,458
EQT Corp.:
3.000%, 10-1-22	1,450	1,466
6.625%, 2-1-25 (B)	650	734

		5,658

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation – 3.1%
Cheniere Energy Partners L.P.,
4.000%, 3-1-31	$800	$840
Colonial Pipeline Co.,
4.250%, 4-15-48 (A)	1,000	1,183
Colorado Interstate Gas Co.,
4.150%, 8-15-26 (A)	1,000	1,090
Energy Transfer L.P.,
6.250%, 4-15-49	520	681
Energy Transfer Partners L.P.,
6.000%, 6-15-48	1,000	1,245
EQT Midstream Partners L.P.,
4.750%, 7-15-23	337	351
Kinder Morgan, Inc.,
5.550%, 6-1-45	1,000	1,267
Midwest Connector Capital Co. LLC,
4.625%, 4-1-29 (A)	1,949	2,102
Plains All American Pipeline L.P. and PAA Finance Corp.:
3.600%, 11-1-24	1,031	1,078
4.500%, 12-15-26	1,750	1,923
Sabal Trail Transmission LLC,
4.246%, 5-1-28 (A)	2,500	2,786
Transcontinental Gas Pipe Line Co. LLC:
3.250%, 5-15-30	1,225	1,293
4.600%, 3-15-48	1,000	1,212
Williams Partners L.P.,
4.850%, 3-1-48	3,250	3,959

		21,010

Total Energy – 4.0%		26,668
Financials

Asset Management & Custody Banks – 3.8%
Apollo Management Holdings L.P.,
2.650%, 6-5-30 (A)	2,340	2,362
Blackstone Holdings Finance Co. LLC:
1.600%, 3-30-31 (A)	950	885
2.000%, 1-30-32 (A)	3,760	3,624
Blue Owl Finance LLC,
3.125%, 6-10-31 (A)	4,035	3,953
Citadel Finance LLC,
3.375%, 3-9-26 (A)	1,533	1,532
Jefferies Group LLC and Jefferies Group Capital Finance, Inc.,
2.625%, 10-15-31	2,130	2,097
KKR Group Finance Co. VIII LLC (GTD by KKR & Co., Inc. and KKR Group Partnership L.P.),
3.500%, 8-25-50 (A)	4,000	4,197
National Securities Clearing Corp.,
1.500%, 4-23-25 (A)	5,000	5,034
Owl Rock Capital Corp.:
5.250%, 4-15-24	675	720
4.000%, 3-30-25	1,025	1,067

		25,471

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Finance – 1.2%
Ford Motor Credit Co. LLC:
3.810%, 1-9-24	$1,500	$1,558
2.700%, 8-10-26	1,065	1,075
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.):
3.700%, 5-9-23	2,000	2,060
1.250%, 1-8-26	2,125	2,082
2.400%, 10-15-28	1,420	1,417

		8,192

Diversified Banks – 5.3%
Bank of America Corp.:
3.974%, 2-7-30	2,500	2,756
2.496%, 2-13-31	4,000	4,015
2.592%, 4-29-31	3,675	3,716
1.898%, 7-23-31	1,325	1,270
2.299%, 7-21-32	3,225	3,174
Citizens Bank N.A.,
3.250%, 2-14-22	372	372
Danske Bank A.S.,
2.700%, 3-2-22 (A)	1,300	1,305
ING Groep N.V.,
3.550%, 4-9-24	1,325	1,390
Korea Development Bank,
3.000%, 3-19-22	1,125	1,130
Mitsubishi UFJ Financial Group, Inc.,
3.218%, 3-7-22	2,000	2,010
Royal Bank of Canada,
2.300%, 11-3-31	2,375	2,389
Toronto-Dominion Bank,
3.250%, 3-11-24	1,275	1,333
U.S. Bancorp,
2.491%, 11-3-36	2,300	2,294
Wells Fargo & Co.:
2.393%, 6-2-28	2,500	2,542
4.150%, 1-24-29	530	594
2.879%, 10-30-30	4,080	4,246
5.013%, 4-4-51	650	889

		35,425

Diversified Capital Markets – 0.3%
Credit Suisse Group AG,
3.574%, 1-9-23 (A)	2,000	2,001

Investment Banking & Brokerage – 4.8%
Charles Schwab Corp. (The),
1.650%, 3-11-31	3,150	3,029
Goldman Sachs Group, Inc. (The):
2.905%, 7-24-23	1,000	1,011
4.250%, 10-21-25	3,250	3,548
3.500%, 11-16-26	2,000	2,132
3.800%, 3-15-30	2,550	2,810
1.992%, 1-27-32	2,920	2,803
2.383%, 7-21-32	3,325	3,277
Morgan Stanley:
4.875%, 11-1-22	2,931	3,030
3.875%, 1-27-26	3,850	4,167
2.699%, 1-22-31	1,500	1,536
1.794%, 2-13-32	3,525	3,341

2021	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Investment Banking & Brokerage (Continued)
Morgan Stanley (3-Month U.S. LIBOR plus 140 bps),
1.524%, 10-24-23 (C)	$1,500	$1,513

		32,197

Life & Health Insurance – 0.7%
Northwestern Mutual Life Insurance Co. (The),
3.850%, 9-30-47 (A)	3,000	3,396
Principal Life Global Funding II,
3.000%, 4-18-26 (A)	1,000	1,050

		4,446

Multi-Line Insurance – 0.8%
Aon Corp. (GTD by Aon plc),
2.800%, 5-15-30	4,900	5,056

Other Diversified Financial Services – 5.7%
Citigroup, Inc.:
3.500%, 5-15-23	2,260	2,337
3.520%, 10-27-28	1,750	1,879
4.412%, 3-31-31	2,735	3,127
2.572%, 6-3-31	4,872	4,919
4.700%, 7-30-68	850	861
5.000%, 3-12-69	1,575	1,626
JPMorgan Chase & Co.:
3.875%, 9-10-24	1,424	1,511
3.220%, 3-1-25	6,000	6,241
2.522%, 4-22-31	10,202	10,322
1.764%, 11-19-31	3,250	3,084
4.000%, 10-1-68	1,650	1,659
5.000%, 2-1-69	490	504

		38,070

Property & Casualty Insurance – 0.3%
First American Financial Corp.,
2.400%, 8-15-31	2,100	2,057

Specialized Finance – 0.6%
LSEGA Financing plc,
2.500%, 4-6-31 (A)	3,815	3,830

Total Financials – 23.5%		156,745
Health Care

Biotechnology – 0.2%
Amgen, Inc.,
2.800%, 8-15-41	1,750	1,686

Health Care Equipment – 0.6%
Boston Scientific Corp.:
3.850%, 5-15-25	1,575	1,695
1.900%, 6-1-25	2,000	2,024

		3,719

Health Care Facilities – 0.7%
HCA, Inc. (GTD by HCA Holdings, Inc.):
5.875%, 5-1-23	1,125	1,192
5.875%, 2-1-29	350	418
5.250%, 6-15-49	465	598

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Health Care Facilities (Continued)
Universal Health Services, Inc.,
1.650%, 9-1-26 (A)	$2,535	$2,491

		4,699

Health Care Supplies – 0.4%
Dentsply Sirona, Inc.,
3.250%, 6-1-30	2,706	2,861

Managed Health Care – 2.1%
Anthem, Inc.,
2.250%, 5-15-30	1,850	1,846
Centene Corp.,
2.450%, 7-15-28	805	794
Humana, Inc.:
2.900%, 12-15-22	5,000	5,100
0.650%, 8-3-23	460	458
1.350%, 2-3-27	460	447
UnitedHealth Group, Inc.:
2.750%, 5-15-40	250	254
3.050%, 5-15-41	3,685	3,862
3.700%, 8-15-49	1,000	1,154

		13,915

Pharmaceuticals – 2.9%
Bayer U.S. Finance II LLC:
3.875%, 12-15-23 (A)	900	941
2.850%, 4-15-25 (A)	3,065	3,133
Merck & Co., Inc.:
2.350%, 6-24-40	3,075	2,935
2.450%, 6-24-50	2,000	1,890
Novartis Capital Corp. (GTD by Novartis AG):
2.200%, 8-14-30	2,500	2,540
4.400%, 5-6-44	803	1,029
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
1.200%, 9-2-25	3,840	3,762
3.300%, 9-2-40	325	325
Zoetis, Inc.:
3.900%, 8-20-28	556	617
2.000%, 5-15-30	2,065	2,038

		19,210

Total Health Care – 6.9%		46,090
Industrials

Aerospace & Defense – 3.3%
BAE Systems Holdings, Inc.,
3.850%, 12-15-25 (A)	3,500	3,755
Boeing Co. (The):
2.950%, 2-1-30	3,000	3,060
5.150%, 5-1-30	1,000	1,166
3.750%, 2-1-50	3,375	3,517
General Dynamics Corp.,
2.850%, 6-1-41	2,540	2,618
Huntington Ingalls Industries, Inc.,
2.043%, 8-16-28 (A)	2,300	2,253
Raytheon Technologies Corp.:
2.250%, 7-1-30	4,750	4,742
3.125%, 7-1-50	1,075	1,101

		22,212

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Airlines – 0.0%
Aviation Capital Group LLC,
3.500%, 11-1-27 (A)	$255	$262

Building Products – 0.7%
Lennox International, Inc.,
1.350%, 8-1-25	2,750	2,718
Masco Corp.,
1.500%, 2-15-28	2,225	2,155

		4,873

Diversified Support Services – 0.4%
Genpact Luxembourg S.a.r.l. (GTD by Genpact Ltd.),
3.375%, 12-1-24	1,500	1,581
Genpact Luxembourg S.a.r.l. and Genpact USA, Inc.,
1.750%, 4-10-26	900	897

		2,478

Electrical Components & Equipment – 0.4%
Vontier Corp.,
2.400%, 4-1-28 (A)	2,973	2,878

Environmental & Facilities Services – 1.3%
Republic Services, Inc.:
2.300%, 3-1-30	4,122	4,137
1.450%, 2-15-31	910	848
Waste Connections, Inc.,
3.500%, 5-1-29	3,049	3,300

		8,285

Railroads – 0.9%
Burlington Northern Santa Fe LLC,
4.550%, 9-1-44	1,000	1,264
Canadian Pacific Railway Ltd.,
2.450%, 12-2-31 (D)	1,000	1,021
Kansas City Southern,
3.500%, 5-1-50	1,250	1,335
Union Pacific Corp.,
3.550%, 8-15-39	1,875	2,082

		5,702

Research & Consulting Services – 1.7%
CoStar Group, Inc.,
2.800%, 7-15-30 (A)	2,431	2,434
IHS Markit Ltd.,
5.000%, 11-1-22 (A)	2,840	2,933
Thomson Reuters Corp.,
3.350%, 5-15-26	2,760	2,933
Verisk Analytics, Inc.,
3.625%, 5-15-50	2,660	2,901

		11,201

Total Industrials – 8.7%		57,891
Information Technology

Application Software – 4.2%
Adobe, Inc.,
2.300%, 2-1-30	3,417	3,496

20	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Application Software (Continued)
Autodesk, Inc.:
2.850%, 1-15-30	$5,231	$5,405
2.400%, 12-15-31	460	459
CDW LLC and CDW Finance Corp. (GTD by CDW Corp.):
2.670%, 12-1-26	815	837
3.276%, 12-1-28	2,610	2,679
3.569%, 12-1-31	1,085	1,131
Infor, Inc.:
1.450%, 7-15-23 (A)	635	637
1.750%, 7-15-25 (A)	3,270	3,251
Nuance Communications, Inc.,
5.625%, 12-15-26	3,450	3,563
NXP B.V. and NXP Funding LLC:
4.875%, 3-1-24 (A)	608	653
3.875%, 6-18-26 (A)	2,800	3,025
salesforce.com, Inc.:
2.700%, 7-15-41	700	701
2.900%, 7-15-51	2,025	2,066

		27,903

Data Processing & Outsourced Services – 3.2%
Fidelity National Information Services, Inc.,
1.650%, 3-1-28	2,225	2,156
Fiserv, Inc.,
3.850%, 6-1-25	4,646	4,965
Global Payments, Inc.:
2.650%, 2-15-25	4,000	4,113
2.900%, 11-15-31	1,280	1,300
PayPal Holdings, Inc.:
2.300%, 6-1-30	2,110	2,145
3.250%, 6-1-50	1,100	1,182
Visa, Inc.:
2.700%, 4-15-40	4,897	5,014
4.300%, 12-14-45	415	524

		21,399

Semiconductor Equipment – 0.0%
Lam Research Corp.,
1.900%, 6-15-30	230	227

Semiconductors – 4.4%
Broadcom Corp. and Broadcom Cayman Finance Ltd. (GTD by Broadcom Ltd.),
3.469%, 4-15-34 (A)	1,483	1,554
Broadcom, Inc.,
3.419%, 4-15-33 (A)	2,500	2,624
Intel Corp.,
4.100%, 5-19-46	3,200	3,810
Maxim Integrated Products, Inc.,
3.450%, 6-15-27	1,700	1,835
Microchip Technology, Inc.:
0.972%, 2-15-24	1,250	1,240
0.983%, 9-1-24 (A)	2,685	2,637
QUALCOMM, Inc.:
4.300%, 5-20-47	1,500	1,883
3.250%, 5-20-50 (D)	500	550

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Semiconductors (Continued)
Taiwan Semiconductor Manufacturing Co. Ltd.,
1.375%, 9-28-30 (A)	$2,215	$2,058
Texas Instruments, Inc.:
3.875%, 3-15-39	2,994	3,545
4.150%, 5-15-48	400	501
TSMC Global Ltd.,
2.250%, 4-23-31 (A)	3,900	3,867
Xilinx, Inc.:
2.950%, 6-1-24	1,500	1,553
2.375%, 6-1-30	1,700	1,724

		29,381

Systems Software – 1.8%
Fortinet, Inc.:
1.000%, 3-15-26	2,335	2,264
2.200%, 3-15-31	2,320	2,273
Microsoft Corp.:
3.500%, 2-12-35	2,385	2,728
2.921%, 3-17-52	2,975	3,167
VMware, Inc.,
4.500%, 5-15-25	1,650	1,798

		12,230

Technology Hardware, Storage & Peripherals – 1.6%
Apple, Inc.:
3.850%, 5-4-43	1,350	1,593
4.650%, 2-23-46	1,739	2,286
3.850%, 8-4-46	1,800	2,138
2.950%, 9-11-49	725	749
2.650%, 5-11-50	675	665
2.650%, 2-8-51	1,075	1,060
2.700%, 8-5-51	1,125	1,115
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 6-1-23	965	1,010

		10,616

Total Information Technology – 15.2%		101,756
Materials

Construction Materials – 0.2%
Martin Marietta Materials, Inc.,
0.650%, 7-15-23	1,165	1,161

Fertilizers & Agricultural Chemicals – 0.5%
Mosaic Co. (The):
3.250%, 11-15-22	1,333	1,359
4.250%, 11-15-23	400	421
Nutrien Ltd.,
5.250%, 1-15-45	1,320	1,762

		3,542

Gold – 0.1%
Newmont Corp.,
2.600%, 7-15-32	735	737

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Metal & Glass Containers – 0.1%
Colonial Enterprises, Inc.,
3.250%, 5-15-30 (A)	$700	$739

Paper Packaging – 0.5%
Avery Dennison Corp.,
0.850%, 8-15-24	700	691
Graphic Packaging International LLC (GTD by Graphic Packaging International Partners LLC and Field Container Queretaro (USA) LLC),
0.821%, 4-15-24 (A)	2,480	2,442

		3,133

Total Materials – 1.4%		9,312
Real Estate

Health Care REITs – 0.6%
Welltower, Inc.:
3.625%, 3-15-24	1,429	1,503
2.050%, 1-15-29	2,300	2,266

		3,769

Industrial REITs – 0.2%
Avolon Holdings Funding Ltd.:
3.625%, 5-1-22 (A)	1,160	1,168
3.250%, 2-15-27 (A)	540	544

		1,712

Specialized REITs – 4.2%
American Tower Corp.:
3.070%, 3-15-23 (A)	1,500	1,501
3.000%, 6-15-23	2,500	2,571
4.400%, 2-15-26	1,000	1,093
American Tower Trust I,
3.652%, 3-23-28 (A)	1,000	1,048
Crown Castle International Corp.:
3.150%, 7-15-23	175	180
3.200%, 9-1-24	2,250	2,350
1.050%, 7-15-26	2,500	2,417
4.000%, 3-1-27	2,000	2,176
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11-15-24	3,389	3,502
EPR Properties,
4.950%, 4-15-28	720	778
Equinix, Inc.,
2.625%, 11-18-24	4,895	5,047
Extra Space Storage L.P.:
2.550%, 6-1-31	3,485	3,434
2.350%, 3-15-32	2,167	2,109

		28,206

Total Real Estate – 5.0%		33,687

2021	ANNUAL REPORT	21

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Utilities

Electric Utilities – 4.7%
Alabama Power Co.,
3.125%, 7-15-51 (D)	$2,315	$2,367
Appalachian Power Co.,
4.500%, 3-1-49	1,500	1,807
CenterPoint Energy, Inc.:
4.250%, 11-1-28	1,683	1,872
2.950%, 3-1-30	2,050	2,119
Commonwealth Edison Co.,
3.650%, 6-15-46	3,000	3,330
Duke Energy Indiana LLC,
3.750%, 5-15-46	1,430	1,598
Duke Energy Ohio, Inc.,
4.300%, 2-1-49	410	493
Entergy Corp.,
3.750%, 6-15-50	3,550	3,830
FirstEnergy Corp.:
2.850%, 7-15-22	1,306	1,312
2.650%, 3-1-30	775	767
3.400%, 3-1-50	690	678
Georgia Power Co.,
3.700%, 1-30-50	970	1,034
MidAmerican Energy Co.,
3.950%, 8-1-47	2,000	2,359
National Rural Utilities Cooperative Finance Corp.,
4.400%, 11-1-48	2,000	2,511
Southern California Edison Co.,
4.125%, 3-1-48	1,275	1,434
Virginia Electric and Power Co., Series B,
4.600%, 12-1-48	1,736	2,220
Wisconsin Electric Power Co.:
4.250%, 6-1-44	250	298
4.300%, 10-15-48	1,250	1,540

		31,569

Gas Utilities – 0.5%
Southern California Gas Co.,
4.300%, 1-15-49	2,505	3,121

Multi-Utilities – 1.1%
Baltimore Gas and Electric Co.,
4.250%, 9-15-48	1,500	1,835
Black Hills Corp.:
1.037%, 8-23-24	1,650	1,630
4.350%, 5-1-33	2,000	2,282
Pacific Gas and Electric Co.,
3.000%, 6-15-28	1,771	1,785

		7,532

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Water Utilities – 0.5%
American Water Capital Corp.,
4.150%, 6-1-49	$2,600	$3,077

Total Utilities – 6.8%		45,299

TOTAL CORPORATE DEBT SECURITIES – 94.8%		$633,210
(Cost: $624,087)

MORTGAGE-BACKED SECURITIES
Non-Agency REMIC/CMO – 0.1%
MASTR Adjustable Rate Mortgages Trust, Series 2005-1, Class B1 (Mortgage spread to 10-year U.S. Treasury index),
2.519%, 3-25-35 (C)	738	624

TOTAL MORTGAGE-BACKED SECURITIES – 0.1%		$624
(Cost: $735)

MUNICIPAL BONDS – TAXABLE
New York – 0.5%
NYC Indl Dev Agy, Rental Rev Bonds (Yankee Stadium Proj), Ser 2009,
11.000%, 3-1-29 (A)	2,705	3,595

Ohio – 0.4%
OH State Univ, Gen Receipts Bonds (Multiyear Debt Issuance Prog), Ser 2016A,
3.798%, 12-1-46	2,000	2,412

Puerto Rico – 0.2%
Cmnwlth of PR, Pub Impvt Rfdg GO Bonds, Ser 2012A,
7.500%, 8-20-40	1,760	1,681

TOTAL MUNICIPAL BONDS – TAXABLE – 1.1%		$7,688
(Cost: $6,372)

OTHER GOVERNMENT SECURITIES (E)
Canada – 0.4%
Province de Quebec,
7.140%, 2-27-26	2,500	3,028

OTHER GOVERNMENT SECURITIES (E) (Continued)	Principal	Value
Colombia – 0.1%
Republic of Colombia,
3.250%, 4-22-32	$925	$834

Mexico – 0.2%
United Mexican States,
3.750%, 4-19-71	1,250	1,127

TOTAL OTHER GOVERNMENT SECURITIES – 0.7%		$4,989
(Cost: $4,784)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Agency Obligations – 0.2%
Tennessee Valley Authority,
2.875%, 2-1-27	1,000	1,070

Mortgage-Backed Obligations – 0.0%
Government National Mortgage Association Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index),
0.004%, 6-17-45 (A)(C)(F)	4	—	*

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 0.2%		$1,070
(Cost: $1,001)

SHORT-TERM SECURITIES	Shares
Money Market Funds (H) – 0.7%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (G)	1,166	1,166
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	3,215	3,215

		4,381

TOTAL SHORT-TERM SECURITIES – 0.7%		$4,381
(Cost: $4,381)

TOTAL INVESTMENT SECURITIES – 99.3%		$663,183
(Cost: $652,330)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.7%		4,795

NET ASSETS – 100.0%		$667,978

22	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP CORPORATE BOND (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $125,160 or 18.7% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2021.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	All or a portion of securities with an aggregate value of $3,048 are on loan.

(E)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(F)	Interest-only security. Amount shown as principal represents notional amount for computation of interest.

(G)	Investment made with cash collateral received from securities on loan.

(H)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$11,221	$—
Corporate Debt Securities	—	633,210	—
Mortgage-Backed Securities	—	624	—
Municipal Bonds	—	7,688	—
Other Government Securities	—	4,989	—
United States Government Agency Obligations	—	1,070	—
Short-Term Securities	4,381	—	—
Total	$4,381	$658,802	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	23

MANAGEMENT DISCUSSION	DELAWARE IVY VIP GLOBAL BOND

(UNAUDITED)

On September 13, 2021, the Board of Trustees of the Ivy Variable Insurance Portfolios approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution date (Liquidation Date) will be announced at least 60 days prior to the liquidation. Effective on November 15, 2021, Andrew Vonthethoff serves as the portfolio manager of the Portfolio until the Liquidation Date.

The Portfolio was closed to new investors on September 30, 2021, and will be closed to existing shareholders one (1) business days before the Liquidation Date.

Below, Andrew Vonthethoff, portfolio manager of Delaware Ivy VIP Global Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2021. Mr. Vonthethoff has 13 years of industry experience.

Fiscal Year Performance

For the 12 months ended December 31, 2021
Delaware Ivy VIP Global Bond (Class II shares at net asset value)	-0.84%
Benchmark
Bloomberg US Universal Index	-1.10%

(generally reflects performance of US dollar-denominated taxable bonds that are rated either investment-grade or high yield; includes US Treasury bonds, investment-grade and high yield US corporate bonds, mortgage-backed securities, and Eurodollar bonds)

Please note that the Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Credit markets were generally stable and positive for 2021 despite events in the real economy continuing 2020’s pattern of significant volatility and uncertainty. The pandemic dragged on for another year, with continued disruption to normal life. The first months of the fiscal year were dominated by positive sentiment around COVID-19 progress, with a series of novel, highly effective vaccines, and the US in a leading position in the initial vaccine rollout. This eventually gave way to the realities of new variants, vaccine hesitancy, and new waves, including in regions previously very successful at tamping down outbreaks.

Overall, demand and consumer spending remained very strong throughout the fiscal year, with consumer attitudes seeming to “move on” from the virus despite repeated new waves. The demand for goods resumed throughout the economy as well as for experiences that were heavily restricted for much of 2020, such as airline travel and dining. That said, strong demand was met with supply-side problems as supply chain woes continued and worsened in many cases. The labor force also remained impaired, with total employment not recovering by the end of 2021. The result was a surge in inflation in almost every aspect of the economy, with rising prices in industrial commodities, energy, durable goods, and food, which accelerated overall consumer price readings to levels not seen since the 1980s. We believe this puts pressure on workers (as real wages fall), central banks, and ultimately politicians to act to curb further price pressures.

Central banks began to change their tune on support for markets and the economy amid the surge in inflation. This began in emerging markets, with several central banks delivering multiple rate hikes to maintain control of inflation and policy credibility. This was joined by previously highly supportive central banks, such as the Bank of England, which began signaling (and delivered) rate increases late in the fiscal year. This culminated most significantly in the US Federal Reserve (Fed) abandoning its characterization of inflation as “transitory” and making a sharp hawkish tilt in its communications. We believe central banks will be less supportive in the coming year, which is compounded by the withdrawal of fiscal policy, with government spending programs such as the Biden administration’s Build Back Better Plan failing to continue the strong fiscal impetus of 2020 and early 2021.

Beyond developed markets, growth remained mixed as a result of renewed COVID-19 waves. China tightened its property market and repeated policy changes for investors. Restrictions on borrowing and leverage in the property sector severely affected high-yield property developer credits, with multiple defaults in a sector that contributes directly and indirectly over a quarter of China’s gross domestic product (GDP). Cleaning up the indebtedness in the sector aligns with the governments deleveraging and “common prosperity” policies, but the speed and severity of the repricing led to the government beginning to ease policy by the end of the year.

24	ANNUAL REPORT	2021

The most significant financial market developments over the year were arguably in the bond market, which was punctuated by multiple periods of significant repricings. Bond markets began the year with a belief that inflation would be temporary, and that central banks would remain accommodative for years to come. However, evidence of prolonged inflation, shortages, and a continued strong recovery in the economy, repeatedly tested that view. The short end of the yield curve was most directly affected as 2-year Treasury yields rose from 0.12% to 0.73% by fiscal year end, leading to significant curve flattening. Generally speaking, bond markets across the globe experienced higher yields.

Remarkably, with developments in the economy, policy support, and bond markets, risk assets such as credit and equities were generally stable and well supported. US investment-grade credit finished the year 4 basis points tighter in spread and traded in a spread range of 21 basis points for the year. This is the tightest range since 2006. Emerging markets were mixed, with China property developments severely affecting that market, but broader performance remaining strong, particularly among corporates.

Performance review

The Portfolio outperformed its benchmark index for the fiscal year. Excess running yield from credit holdings (both developed and emerging markets) was a key driver of performance. Low duration positioning versus the benchmark also contributed to performance, with sharp repricings in government bond yields over the year. The Portfolio’s relatively large US dollar exposure benefitted performance as the dollar was strong over the fiscal year. For instance, the US dollar rose 7% relative to the euro for the year.

The Portfolio maintained positions in emerging-market and developed markets credit over the year. Duration remained relatively low, reflecting the overall philosophy of the strategy (to reduce interest-rate related volatility), and expectations for some further interest rate increases in the coming quarters. We continue to focus on maintaining proper diversification for the Portfolio by investing in different securities, sectors, countries and currencies. This flexibility allows us to seek less volatility with a reasonable yield that we believe should reward investors over the longer term.

We continue to search for value in emerging-market and developed market corporate bonds, while seeking to reduce the total risk allocation gradually, reflecting tighter spreads and the reality of much less supportive policy support expected for the coming year. We think there will be more opportunities to redeploy liquidity due to the volatility with lower overall growth, mid-term elections in the US, and the Fed’s normalization of interest rates.

Looking ahead

Over the final quarter of 2021, it became increasingly clear to us that central banks had growing discomfort with inflation, which had proved larger and more prolonged than they had expected. This is typically not compatible with highly accommodative policy. Frustrations with fiscal progress, supply chain pressures, tight labor markets, and resilient consumers has kept the pace of price increases high. It still seems appropriate to us to expect inflation to fall (from extremely high levels) in 2022 as base effects kick in and supply kinks unwind. That said, central banks are now committed to acting to avoid this episode of having a permanent effect on consumer psyche and behavior.

Growth, particularly nominal growth, is very strong and is also reflected in corporate earnings growth. This is likely to fall but remain at elevated levels for some time. The challenge for credit markets is that policy support is turning rapidly from a strong tailwind to a headwind, and as a result, we expect higher volatility in spreads, more opportunities to add positions at attractive levels, and a higher risk (though not our base case) of a policy mistake. Under our base case, credit spreads are expected to be volatile but capped, and finish the year somewhat wider. Bond yields are similarly likely to have an upward bias, though we think meaningfully higher yields are impossible to maintain in a highly indebted world. A policy mistake would result from the Fed tightening too rapidly in an economy that is already slowing (in both real and nominal terms) and affecting financial markets. In that scenario, we believe sharply wider credit spreads and lower bond yields are likely (similar to late 2018), and inflation would likely come under control quickly due to collapsing demand.

Technical demand factors that have driven credit markets for years generally remain intact. Global yields are low and US dollar credit remains one of the few sources of yield, which we believe supports this market. Supply of new debt is also expected to fall this year.

The pandemic continues to affect the globe, but 2022 will hopefully mark a move towards an endemic phase for some parts of the world. The combination of vaccines and high infection rates in many countries, and the Omicron variant that so far has proven to be highly transmissible but somewhat less dangerous, could provide significant protection from severe infection. Different regions are at different stages, of course, with China still generally supporting a “COVID zero” policy. While this worked well in the early stages of the pandemic, it will likely be increasingly difficult and costly to maintain as the broader world continues to reopen.

2021	ANNUAL REPORT	25

Finally, the tilt away from globalization that has been underway for about half of the decade, is likely to be reinforced. We believe new factors stemming from COVID-19 and heightened geopolitical tension between the US and China will likely fuel the move further away from globalization, which may change complex international supply chains, and be a factor in providing upward pressure to prices for some time.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Global Bond.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

Fixed income securities and bond portfolios can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for to obtain precise valuations of the high yield securities.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Global Bond.

26	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP GLOBAL BOND(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	97.9%
Corporate Debt Securities	80.2%
United States Government and Government Agency Obligations	11.9%
Other Government Securities	5.8%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.1%

Quality Weightings

Investment Grade	79.6%
AAA	2.0%
AA	14.9%
A	17.4%
BBB	45.3%
Non-Investment Grade	18.3%
BB	14.5%
B	2.5%
CCC	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.1%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

Country Weightings

North America	34.2%
United States	23.8%
Mexico	8.7%
Other North America	1.7%
South America	21.6%
Chile	6.9%
Brazil	5.0%
Peru	4.5%
Other South America	5.2%
Pacific Basin	20.3%
China	4.9%
South Korea	3.8%
India	3.6%
Other Pacific Basin	8.0%
Europe	10.1%
United Kingdom	4.5%
Other Europe	5.6%
Middle East	1.2%
Bahamas/Caribbean	3.0%
Other	6.2%
Africa	1.3%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.1%

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Global Bond changed to Delaware Ivy VIP Global Bond.

2021	ANNUAL REPORT	27

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP GLOBAL BOND(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	-0.84%
5-year period ended 12-31-21	4.08%
10-year period ended 12-31-21	3.28%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Global Bond changed to Delaware Ivy VIP Global Bond.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

28	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES	Principal	Value
Argentina

Energy – 0.8%
Pampa Energia S.A.
7.500%, 1-24-27 (A)	$150	$130

Total Argentina – 0.8%		$130
Australia

Utilities – 1.3%
Ausgrid Finance Pty Ltd.
3.850%, 5-1-23 (A)	200	206

Total Australia – 1.3%		$206
Austria

Consumer Staples – 1.3%
JBS Investments II GmbH (GTD by JBS S.A.)
5.750%, 1-15-28 (A)	200	209

Total Austria – 1.3%		$209
Bermuda

Consumer Staples – 0.6%
Bacardi Ltd.
4.450%, 5-15-25 (A)	100	109

Energy – 1.2%
GeoPark Ltd.
5.500%, 1-17-27 (A)	200	193

Total Bermuda – 1.8%		$302
Brazil

Financials – 1.2%
XP, Inc.
3.250%, 7-1-26 (A)	200	192

Industrials – 1.3%
Cosan Ltd.
5.500%, 9-20-29 (A)	200	208

Materials – 1.3%
Nexa Resources S.A.
6.500%, 1-18-28 (A)	200	220

Utilities – 1.2%
Aegea Finance S.a.r.l.
5.750%, 10-10-24 (A)	200	206

Total Brazil – 5.0%		$826
British Virgin Islands

Information Technology – 1.2%
Taiwan Semiconductor Manufacturing Co. Ltd.
1.000%, 9-28-27 (A)	200	189

Total British Virgin Islands – 1.2%		$189

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Canada

Energy – 0.7%
TransCanada PipeLines Ltd.
4.250%, 5-15-28	$100	$112

Financials – 1.0%
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.)
4.350%, 4-15-30	100	113
Royal Bank of Canada
4.650%, 1-27-26	50	56

		169

Total Canada – 1.7%		$281
Chile

Communication Services – 1.3%
VTR Finance B.V.
6.375%, 7-15-28 (A)	200	208

Financials – 1.2%
Banco del Estado de Chile
2.704%, 1-9-25 (A)	200	204

Industrials – 1.3%
Empresa de Transporte de Pasajeros Metro S.A.
3.650%, 5-7-30 (A)	200	213

Materials – 1.3%
Celulosa Arauco y Constitucion S.A.
4.500%, 8-1-24	200	213

Utilities – 1.8%
Colbun S.A.
4.500%, 7-10-24 (A)	200	211
Enel Chile S.A.
4.875%, 6-12-28	80	88

		299

Total Chile – 6.9%		$1,137
China

Communication Services – 1.2%
Weibo Corp.
3.500%, 7-5-24	200	206

Consumer Discretionary – 1.3%
Alibaba Group Holding Ltd.
3.400%, 12-6-27	200	212

Information Technology – 2.4%
Baidu, Inc.
1.625%, 2-23-27	200	195
Lenovo Group Ltd.
3.421%, 11-2-30 (A)	200	202

		397

Total China – 4.9%		$815

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Colombia

Financials – 1.3%
Banco de Bogota S.A.
5.375%, 2-19-23 (A)	$200	$207

Utilities – 1.2%
Empresas Publicas de Medellin E.S.P.
4.250%, 7-18-29 (A)	200	190

Total Colombia – 2.5%		$397
Hong Kong

Financials – 1.3%
Bangkok Bank Public Co. Ltd.
4.050%, 3-19-24 (A)	200	212

Total Hong Kong – 1.3%		$212
India

Financials – 1.2%
Power Finance Corp. Ltd.
3.900%, 9-16-29	200	206

Utilities – 2.4%
Adani Electricity Mumbai Ltd.
3.949%, 2-12-30 (A)	200	198
Adani Green Energy (UP) Ltd., Parampujya Solar Energy Private Ltd. and Prayatna Developers Private Ltd.
4.375%, 9-8-24 (A)	200	203

		401

Total India – 3.6%		$607
Indonesia

Utilities – 2.8%
Perusahaan Listrik Negara:
5.450%, 5-21-28 (A)	200	229
5.375%, 1-25-29 (A)	200	230

		459

Total Indonesia – 2.8%		$459
Isle of Man

Consumer Discretionary – 1.3%
GOHL Capital Ltd.
4.250%, 1-24-27	200	206

Total Isle of Man – 1.3%		$206
Japan

Financials – 1.4%
Mitsubishi UFJ Financial Group, Inc.
3.287%, 7-25-27	100	107
Sumitomo Mitsui Financial Group, Inc.
3.748%, 7-19-23	110	115

		222

Total Japan – 1.4%		$222

2021	ANNUAL REPORT	29

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Luxembourg

Financials – 1.1%
JSM Global S.a.r.l.
4.750%, 10-20-30 (A)	$200	$185

Total Luxembourg – 1.1%		$185
Malaysia

Consumer Discretionary – 1.2%
GENM Capital Labuan Ltd.
3.882%, 4-19-31 (A)	200	195

Total Malaysia – 1.2%		$195
Mexico

Consumer Staples – 1.3%
Grupo Bimbo S.A.B. de C.V.
3.875%, 6-27-24 (A)	200	211

Energy – 0.3%
Petroleos Mexicanos
6.700%, 2-16-32 (A)	54	54

Financials – 0.9%
Banco Santander S.A.
4.125%, 11-9-22 (A)	150	154

Industrials – 2.5%
Alfa S.A.B. de C.V.
5.250%, 3-25-24 (A)	200	212
Grupo Kuo S.A.B. de C.V.
5.750%, 7-7-27 (A)	200	206

		418

Materials – 2.5%
Industrias Penoles S.A.B. de C.V.
4.150%, 9-12-29 (A)	200	216
Orbia Advance Corp. S.A.B. de C.V.
1.875%, 5-11-26 (A)	200	197

		413

Total Mexico – 7.5%		$1,250
Netherlands

Energy – 0.6%
Petrobras Global Finance B.V. (GTD by Petroleo Brasileiro S.A.)
5.600%, 1-3-31	100	106

Health Care – 1.3%
Teva Pharmaceutical Finance Netherlands III B.V. (GTD by Teva Pharmaceutical Industries Ltd.)
6.750%, 3-1-28 (B)	200	213

Total Netherlands – 1.9%		$319

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Nigeria

Financials – 1.3%
Africa Finance Corp.
4.375%, 4-17-26 (A)	$200	$216

Total Nigeria – 1.3%		$216
Panama

Financials – 1.2%
Banco Latinoamericanco de Comercio Exterior S.A.
2.375%, 9-14-25 (A)	200	200

Total Panama – 1.2%		$200
Peru

Financials – 3.3%
Banco de Credito del Peru
4.250%, 4-1-23 (A)	150	155
Banco Internacional del Peru S.A.
3.250%, 10-4-26 (A)	200	204
Corporacion Financiera de Desarrolla S.A.
2.400%, 9-28-27 (A)	200	195

		554

Total Peru – 3.3%		$554
Saudi Arabia

Energy – 1.2%
Saudi Arabian Oil Co.
1.250%, 11-24-23 (A)	200	200

Total Saudi Arabia – 1.2%		$200
South Korea

Consumer Discretionary – 1.2%
Kia Corp.
1.750%, 10-16-26 (A)	200	198

Financials – 2.6%
Hyundai Capital Services, Inc.
2.983%, 8-29-22 (A)	210	213
Korea Development Bank
3.250%, 2-19-24	200	209

		422

Total South Korea – 3.8%		$620
United Arab Emirates

Energy – 1.2%
Galaxy Pipeline Assets BidCo Ltd.
1.750%, 9-30-27 (A)	196	196

Financials – 1.2%
NBK SPC Ltd.
1.625%, 9-15-27 (A)	200	195

Total United Arab Emirates – 2.4%		$391

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
United Kingdom

Consumer Staples – 1.2%
Imperial Tobacco Finance plc
3.750%, 7-21-22 (A)	$200	$202

Financials – 3.3%
ANZ New Zealand International Ltd.
3.450%, 1-21-28 (A)	200	217
Royal Bank of Scotland Group plc (The)
6.000%, 12-19-23	100	109
State Bank of India
4.875%, 4-17-24 (A)	200	214

		540

Total United Kingdom – 4.5%		$742
United States

Consumer Discretionary – 0.6%
D.R. Horton, Inc.
2.600%, 10-15-25	100	103

Consumer Staples – 1.6%
Keurig Dr Pepper, Inc.
4.597%, 5-25-28	125	142
Reynolds American, Inc.
4.450%, 6-12-25	100	108

		250

Financials – 6.2%
Bank of America Corp.
3.593%, 7-21-28	125	135
BBVA Bancomer S.A.
5.875%, 9-13-34 (A)	200	219
Citadel Finance LLC
3.375%, 3-9-26 (A)	100	100
Citigroup, Inc.
3.520%, 10-27-28	125	134
Goldman Sachs Group, Inc. (The)
3.814%, 4-23-29	100	109
JPMorgan Chase & Co.:
3.540%, 5-1-28	118	128
4.000%, 10-1-68 (B)	50	51
Wells Fargo & Co.
4.300%, 7-22-27	125	139

		1,015

Health Care – 1.7%
Bayer U.S. Finance II LLC
2.850%, 4-15-25 (A)	200	205
Fresenius U.S. Finance II, Inc.
4.500%, 1-15-23 (A)	75	77

		282

Industrials – 0.5%
BAE Systems Holdings, Inc.
3.800%, 10-7-24 (A)	75	80

Real Estate – 1.3%
Aircastle Ltd.
4.400%, 9-25-23	100	105

30	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Real Estate (Continued)
Crown Castle International Corp.
4.000%, 3-1-27	$100	$109

		214

Total United States – 11.9%		$1,944
Venezuela

Financials – 1.1%
Corporacion Andina de Fomento:
3.250%, 2-11-22	150	150
2.375%, 5-12-23	30	31

		181

Total Venezuela – 1.1%		$181

TOTAL CORPORATE DEBT SECURITIES – 80.2%		$13,195
(Cost: $12,793)

OTHER GOVERNMENT SECURITIES (C)
Argentina – 0.5%
Republic of Argentina:
1.000%, 7-9-29	12	4
0.125%, 7-9-30	243	86

		90

Mexico – 1.2%
United Mexican States
3.250%, 4-16-30	200	205

OTHER GOVERNMENT SECURITIES (C) (Continued)	Principal	Value
Panama – 1.3%
Republic of Panama
3.750%, 4-17-26	$200	$213

Peru – 1.2%
Republic of Peru:
2.783%, 1-23-31	100	100
1.862%, 12-1-32	100	91

		191

Qatar – 1.3%
Qatar Government Bond
3.875%, 4-23-23	200	208

Uruguay – 0.3%
Republica Orient Uruguay
4.500%, 8-14-24	50	53

TOTAL OTHER GOVERNMENT SECURITIES – 5.8%		$960
(Cost: $1,002)

UNITED STATES GOVERNMENT OBLIGATIONS
United States – 11.9%
U.S. Treasury Bonds
0.875%, 11-15-30	200	190

U.S. Treasury Notes:
2.125%, 9-30-24	100	103
2.250%, 11-15-25	90	94
0.375%, 11-30-25	300	291
0.750%, 4-30-26	400	392

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
United States (Continued)
2.375%, 5-15-27	$125	$132
0.375%, 7-31-27	200	190
0.375%, 9-30-27	300	284
0.625%, 11-30-27	100	96
1.000%, 7-31-28	200	195

		1,967

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 11.9%		$1,967
(Cost: $2,008)

SHORT-TERM SECURITIES	Shares
Money Market Funds (D) – 2.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	201	201
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (E)	179	179

		380

TOTAL SHORT-TERM SECURITIES – 2.3%		$380
(Cost: $380)

TOTAL INVESTMENT SECURITIES – 100.2%		$16,502
(Cost: $16,183)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.2)%		(34)

NET ASSETS – 100.0%		$16,468

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $9,285 or 56.4% of net assets.

(B)	All or a portion of securities with an aggregate value of $215 are on loan.

(C)	Other Government Securities may include emerging markets sovereign, quasi-sovereign, corporate and supranational agency and organization debt securities.

(D)	Rate shown is the annualized 7-day yield at December 31, 2021.

(E)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Corporate Debt Securities	$—	$13,195	$—
Other Government Securities	—	960	—
United States Government Obligations	—	1,967	—
Short-Term Securities	380	—	—
Total	$380	$16,122	$—

The following acronym is used throughout this schedule:

GTD = Guaranteed

2021	ANNUAL REPORT	31

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL BOND (in thousands)

DECEMBER 31, 2021

Country Diversification

(as a % of net assets)
United States	23.8%
Mexico	8.7%
Chile	6.9%
Brazil	5.0%
China	4.9%
Peru	4.5%
United Kingdom	4.5%
South Korea	3.8%
India	3.6%
Indonesia	2.8%
Panama	2.5%
Colombia	2.5%
United Arab Emirates	2.4%
Netherlands	1.9%
Bermuda	1.8%

Country Diversification (Continued)

Canada	1.7%
Japan	1.4%
Argentina	1.3%
Nigeria	1.3%
Hong Kong	1.3%
Austria	1.3%
Qatar	1.3%
Isle of Man	1.3%
Australia	1.3%
Saudi Arabia	1.2%
Malaysia	1.2%
British Virgin Islands	1.2%
Luxembourg	1.1%
Venezuela	1.1%
Other Countries	0.3%
Other+	2.1%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

32	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP GLOBAL EQUITY INCOME

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of Jens Hansen, Klaus Petersen, CFA, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, CFA, CAIA®, and Chris Gowlland, CFA of Delaware Management Company (DMC) as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. All changes took effect on November 15, 2021.

Effective November 15, 2021, the Portfolio’s new benchmark index is the MSCI World Index. The portfolio managers believe that this index is more consistent with the investment philosophy of the Portfolio and more reflective of the types of securities in which the Portfolio invests than the previous benchmark index. Both the new benchmark index and the Portfolio’s previous benchmark index are included for comparison purposes.

Below, Jens Hansen, Klaus Petersen, CFA, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, CFA, CAIA®, and Chris Gowlland, CFA, portfolio managers of Delaware Ivy VIP Global Equity Income, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Global Equity Income (Class II shares at net asset value)	16.97%
Benchmark
MSCI World Index	21.82%
(generally reflects the performance of securities around the world)
FTSE All-World High Dividend Yield Index	17.89%
(generally reflects the performance of securities with higher-than-average dividend yields in the global market)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

For the past 12 months, investors have closely watched the expansion of the external shock the coronavirus pandemic caused. And as much as everyone wanted it to transition into an epidemic and eventually disappear, COVID-19 continued to affect every industry and sector, both short-term and long-term, disrupting global supply chains.

Despite the resurgence of COVID-19 characterized by the global spread of the Delta variant during the year and the appearance of the new Omicron variant at the end of the year, the financial bull market of 2021 ended on a strong note. The MSCI World Index gained more than 21%, following central banks and governments providing financial support; the optimism generated by learning to better handle the pandemic; and the positive economic effects of rising vaccination rates.

Also, at the center of investors’ focus during the fall were higher energy costs and higher inflation, whether transitory or on track to reach the high levels seen in the 1970s. But the mere presence of the currently higher inflation level, coupled with continued suppressed interest rates, provides some of the lowest real interest rates on record. We believe 2022 may be a year when central banks finally change course and realize that money printing, while it can be a temporary relief, is not a sustainable way to global prosperity. We think this may lead to a greater focus on capital efficiency and a reduction in the proliferation of zombie businesses (that is, nonviable firms with low growth prospects that survive on cheap credit).

Performance review

The Portfolio underperformed relative to its benchmark index for the fiscal year. During the first quarter, sector allocation was the main driver of relative underperformance, while slightly positive stock selection offset some of the sector allocation drag. The Portfolio’s overweight positions in utilities and healthcare as well as underweight position in energy hurt relative performance.

During the second quarter, stock selection was the main driver of relative underperformance along with slightly negative sector allocation. Currency slightly aided performance for the period even as the Portfolio was underweight the US dollar,

2021	ANNUAL REPORT	33

which weakened 1% versus other global currencies, but was much stronger than some currencies we were also underweight. The Portfolio’s overweight positions in utilities hurt relative performance. Stock selection was most positive in healthcare, while selection in consumer discretionary, utilities, and industrials were a drag on relative performance. Geographically, stock selection was positive in the US while negative in the Europe (Germany) and Asia (Japan).

The Portfolio outperformed the benchmark during the third quarter primarily driven by strong stock selection. From an individual security point of view, the Portfolio’s holdings in ORIX Corp., Axa S.A., ConocoPhillips, Tokio Marine Holdings, Inc. and Morgan Stanley were the strongest contributors to performance. The Portfolio no longer holds Axa S.A., ConocoPhillips, or Morgan Stanley.

The Portfolio underperformed the benchmark during the fourth quarter. An underweight allocation and poor stock selection in the information technology sector was a main detractor from performance.

Outlook

We think it is difficult to grasp whether inflation is transitory or here to stay. According to Fed Chairman Jerome Powell, the Fed is ready to remove the reference to “transitory” when discussing inflation. But the mere presence of the currently higher inflation level, coupled with continued suppressed interest rates, provides some of the lowest real interest rates on record. To find an equally low real interest rate in recent history, we must go back to the 1970s and early 1980s. We believe this financial repression is one of the strong arguments for equities. Underlining the Fed’s more hawkish stance since September and November, it has accelerated tapering of its monthly asset purchases to $30 billion, up from $15 billion.

Coinciding with the brutal stock market volatility of February-March 2020 and the forceful injections of stimulus from governments and central banks that commenced globally in the months that followed, the Renaissance IPO Index, which tracks newly listed US-based initial public offerings (IPOs), handily outperformed the S&P 500® Index in 2020. However, relatively quickly in 2021, the Renaissance IPO Index began to underperform the S&P 500 Index. This underperformance escalated when the Fed changed its language about inflation and tapering.

As stated, we believe 2022 may be a year in which central banks finally change course and realize that printing money, which may offer temporary relief, is not a sustainable path to global prosperity.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Global Equity Income.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

34	ANNUAL REPORT	2021

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Global Equity Income.

2021	ANNUAL REPORT	35

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP GLOBAL EQUITY INCOME(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Consumer Staples	42.1%
Health Care	23.3%
Consumer Discretionary	9.6%
Industrials	7.6%
Information Technology	7.2%
Materials	4.2%
Communication Services	3.3%
Financials	1.5%
Utilities	0.5%
Energy	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.7%

Country Weightings

Europe	58.5%
France	13.4%
Germany	11.5%
Switzerland	9.7%
United Kingdom	7.4%
Sweden	6.2%
Spain	3.9%
Other Europe	6.4%
North America	34.1%
United States	34.1%
Pacific Basin	6.7%
Japan	6.7%
Other	0.0%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Sector	Industry
Lamb Weston Holdings, Inc.	Consumer Staples	Packaged Foods & Meats
Nestle S.A., Registered Shares	Consumer Staples	Packaged Foods & Meats
Diageo plc	Consumer Staples	Distillers & Vintners
Pfizer, Inc.	Health Care	Pharmaceuticals
Amadeus IT Holding S.A.	Information Technology	Data Processing & Outsourced Services
L Air Liquide S.A.	Materials	Industrial Gases
Kimberly-Clark Corp.	Consumer Staples	Household Products
Fresenius Medical Care AG & Co. KGaA	Health Care	Health Care Services
Koninklijke Ahold Delhaize N.V.	Consumer Staples	Food Retail
Danone S.A.	Consumer Staples	Packaged Foods & Meats

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Global Equity Income changed to Delaware Ivy VIP Global Equity Income.

36	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP GLOBAL EQUITY INCOME(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	16.97%
5-year period ended 12-31-21	8.69%
10-year period ended 12-31-21	9.86%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Global Equity Income changed to Delaware Ivy VIP Global Equity Income.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b) Effective November 15, 2021, the Portfolio’s new benchmark is the MSCI World Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	37

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL EQUITY INCOME (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares		Value
Denmark

Health Care – 3.0%
Novo Nordisk A/S, Class B	78		$8,786

Total Denmark – 3.0%			$8,786
France

Communication Services – 3.3%
Orange S.A.	629		6,744
Publicis Groupe S.A.	43		2,918

			9,662

Consumer Discretionary – 2.5%
Sodexo S.A.	84		7,341

Consumer Staples – 3.3%
Danone S.A.	156		9,668

Health Care – 0.5%
Sanofi-Aventis	14		1,371

Industrials – 0.0%
Schneider Electric S.A.	—	*	30

Materials – 3.8%
L Air Liquide S.A.	63		11,022

Total France – 13.4%			$39,094
Germany

Communication Services – 0.0%
Deutsche Telekom AG, Registered Shares	2		29

Consumer Discretionary – 2.9%
adidas AG	30		8,613

Health Care – 3.5%
Fresenius Medical Care AG & Co. KGaA	157		10,215

Industrials – 1.5%
Knorr-Bremse AG	44		4,384
Siemens AG	—	*	17

			4,401

Information Technology – 3.1%
SAP AG	63		8,998

Utilities – 0.5%
RWE Aktiengesellschaft	36		1,457

Total Germany – 11.5%			$33,713
Ireland

Materials – 0.0%
CRH plc	—	*	16

Total Ireland – 0.0%			$16

COMMON STOCKS (Continued)	Shares		Value
Japan

Consumer Staples – 6.7%
Asahi Breweries Ltd.	113		$4,384
Kao Corp. (A)	118		6,201
Kirin Brewery Co. Ltd. (A)	2		27
Lawson, Inc.	68		3,241
Seven & i Holdings Co. Ltd.	137		6,022

			19,875

Financials – 0.0%
ORIX Corp.	1		18
Tokio Marine Holdings, Inc.	—	*	17

			35

Industrials – 0.0%
ITOCHU Corp.	1		21

Total Japan – 6.7%			$19,931
Netherlands

Consumer Staples – 3.4%
Koninklijke Ahold Delhaize N.V.	287		9,857

Total Netherlands – 3.4%			$9,857
South Africa

Energy – 0.0%
Thungela Resources Ltd. (B)	—	*	—	*

Total South Africa – 0.0%			$—	*
Spain

Information Technology – 3.9%
Amadeus IT Holding S.A.	171		11,559

Total Spain – 3.9%			$11,559
Sweden

Consumer Discretionary – 1.5%
H & M Hennes & Mauritz AB	231		4,532

Consumer Staples – 2.4%
Svenska Cellulosa Aktiebolaget SCA (publ), Class B	213		6,964

Energy – 0.0%
Lundin Energy AB	1		26

Industrials – 2.3%
Securitas AB, Class B	481		6,618

Total Sweden – 6.2%			$18,140
Switzerland

Consumer Discretionary – 2.7%
Swatch Group Ltd. (The), Bearer Shares	26		7,839

COMMON STOCKS (Continued)	Shares		Value
Consumer Staples – 4.2%
Nestle S.A., Registered Shares	89		$12,465

Financials – 0.0%
Zurich Financial Services, Registered Shares	—	*	22

Health Care – 2.8%
Roche Holdings AG, Genusscheine	20		8,214

Total Switzerland – 9.7%			$28,540
United Kingdom

Consumer Staples – 4.2%
Diageo plc	228		12,439
Unilever plc	—	*	16

			12,455

Financials – 0.0%
3i Group plc	2		31

Health Care – 3.0%
AstraZeneca plc	12		1,360
Smith & Nephew plc	445		7,791

			9,151

Industrials – 0.2%
Intertek Group plc	8		618

Materials – 0.0%
Anglo American plc	1		30

Total United Kingdom – 7.4%			$22,285
United States

Consumer Discretionary – 0.0%
V.F. Corp.	—	*	29

Consumer Staples – 17.9%
Clorox Co. (The)	35		6,026
ConAgra Foods, Inc.	198		6,772
General Mills, Inc.	126		8,503
Ingredion, Inc.	84		8,070
Kimberly-Clark Corp.	72		10,222
Lamb Weston Holdings, Inc.	204		12,923
Procter & Gamble Co. (The)	—	*	29

			52,545

Health Care – 10.5%
CVS Caremark Corp.	6		648
Henry Schein, Inc. (B)	118		9,176
Merck & Co., Inc.	123		9,401
Pfizer, Inc.	198		11,688

			30,913

Industrials – 3.6%
3M Co.	41		7,363
Parker Hannifin Corp.	10		3,216
Raytheon Technologies Corp.	—	*	30

			10,609

38	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL EQUITY INCOME (in thousands)

DECEMBER 31, 2021

COMMON STOCKS (Continued)	Shares		Value
Information Technology – 0.2%
Cisco Systems, Inc.	11		$709

Materials – 0.4%
Eastman Chemical Co.	10		1,216

Utilities – 0.0%
Exelon Corp.	1		31
Public Service Enterprise Group, Inc.	—	*	29

			60

Total United States – 32.6%			$96,081

TOTAL COMMON STOCKS – 97.8%			$288,002
(Cost: $276,443)

INVESTMENT FUNDS
United States – 1.5%
iShares ESG Aware MSCI EAFE ETF	10		762
Vanguard FTSE Developed Markets ETF	16		821
Vanguard S&P 500 ETF	6		2,676

			4,259

TOTAL INVESTMENT FUNDS – 1.5%			$4,259
(Cost: $4,320)

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (C) – 2.9%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	2,511	$2,511
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares 0.010% (D)	5,932	5,932

		8,443

TOTAL SHORT-TERM SECURITIES – 2.9%		$8,443
(Cost: $8,443)

TOTAL INVESTMENT SECURITIES – 102.2%		$300,704
(Cost: $289,206)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (2.2)%		(6,344)

NET ASSETS – 100.0%		$294,360

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	All or a portion of securities with an aggregate value of $5,591 are on loan.

(B)	No dividends were paid during the preceding 12 months.

(C)	Rate shown is the annualized 7-day yield at December 31, 2021.

(D)	Investment made with cash collateral received from securities on loan.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1		Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$9,662		$29	$—
Consumer Discretionary	7,370		20,984	—
Consumer Staples	84,525		39,304	—
Energy	—	*	26	—
Financials	31		57	—
Health Care	41,435		27,215	—
Industrials	11,257		11,040	—
Information Technology	709		20,557	—
Materials	12,284		—	—
Utilities	60		1,457	—
Total Common Stocks	$167,333		$120,669	$—
Investment Funds	4,259		—	—
Short-Term Securities	8,443		—	—
Total	$180,035		$120,669	$—

2021	ANNUAL REPORT	39

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL EQUITY INCOME (in thousands)

DECEMBER 31, 2021

Market Sector Diversification

(as a % of net assets)
Consumer Staples	42.1%
Health Care	23.3%
Consumer Discretionary	9.6%
Industrials	7.6%
Information Technology	7.2%
Materials	4.2%
Communication Services	3.3%
Financials	1.5%
Utilities	0.5%
Energy	0.0%
Other+	0.7%

+Includes liabilities (net of cash and other assets), and cash equivalents

See Accompanying Notes to Financial Statements.

40	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP GLOBAL GROWTH

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of F. Chace Brundige and Aditya Kapoor of Delaware Management Company as new portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies and benchmark. In addition, on November 1, 2021, it was announced that Charles John was being added as an additional portfolio manager. All changes took effect on November 15, 2021.

Below, Chace Brundige, CFA, Aditya Kapoor, CFA, and Charles John, portfolio managers of Delaware Ivy VIP Global Growth, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Global Growth (Class II shares at net asset value)	17.86%
Benchmark
MSCI All Country World Index (Gross)	19.04%
(generally reflects the performance of equity markets in developed and emerging markets)
MSCI All Country World Index (Net)	18.54%
(generally reflects the performance of equity markets in developed and emerging markets)
MSCI World Index	21.82%
(generally reflects the performance of securities markets around the world)

Please note that Portfolio returns include applicable fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate. Index “gross” return approximates the maximum possible dividend reinvestment.

Effective November 15, 2021, the Portfolio’s new benchmark is the MSCI ACWI Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

A year in review

Nearly two years into one of history’s greatest human and economic shocks, we seem to be nearing the later and hopefully last phases of the COVID-19 pandemic. Yet, we are still faced with risks and lasting changes to the global corporate landscape. Some of these shifts are a direct result of the pandemic (the ultimate impact of hybrid work, sustainability of pandemic beneficiaries and recovery of losers, global travel, the supply chain, disappearance of workers in the consumer service sectors, etc.), while others have been percolating and are an indirect result of the pandemic such as the trajectory of inflation and US Federal Reserve (Fed) policy.

While these risks were well documented, by most accounts, markets were not concerned. Many major global equity indexes ended the year at or near all-time highs, fixed-income spreads remained historically tight, and volatility was generally at low levels. Much of this can be attributed to what has been impressive execution by many companies. Yes, certain service industries (airlines, hotels, restaurants, movie theatres, cruise lines, etc.) have struggled, and autos have been supply chain constrained, but many industries are thriving. Technology continues to proliferate as software companies, media, ecommerce, and semi-conductors have done well. Additionally, health care continues to advance, and industrials have been thriving as building products, machinery, and automation are in high demand. And after years of underinvestment, legacy energy businesses are experiencing a resurgence.

The year was not without challenges. Despite COVID-19 vaccine rollouts, the world was challenged with the Delta variant and the emergence of Omicron as the year ended. Areas of the emerging world were hit particularly hard, specifically India and Brazil, which faced real human crises during the Delta variant wave.

Chinese regulators took markets by surprise as they waged a battle with many of their corporate champions as they look to avoid monopolistic dynamics that could hurt small- and medium-sized businesses and consumers. The regulatory framework is still unclear, and valuations remain compressed. Inflationary pressure grew throughout the year, and the Fed became more hawkish. It appears monetary policy is shifting.

Performance for the year

For the fiscal year, the Portfolio posted positive performance but underperformed its benchmark index. The largest detractors from performance included poor stock selection and an overweight allocation to consumer discretionary as well

2021	ANNUAL REPORT	41

as poor stock selection in information technology and financials. On the positive side, stock selection in industrials, health care, and energy were strong. Generally, stock selection in the US underperformed, while international holdings did well on a relative basis.

On an individual stock basis, the top detractors from performance were Ping An Insurance Group Co. of China Ltd., Alibaba Group Holding Ltd., and PayPal, Inc. The Portfolio no longer holds Ping An Insurance Group or Alibaba Group Holding Ltd. Ping An Insurance Group, a Chinese insurance company, struggled as pandemic-related border control with Hong Kong weighed on the company’s high-growth life insurance business. Alibaba, a Chinese ecommerce giant, was down as Chinese regulators began to tighten their grip on the large Chinese company’s data and changed monopolistic practices that gave Alibaba an advantage over smaller competitors and hurt consumers. PayPal, the US digital payments company, was down sharply in the final quarter of the fiscal year after hitting several snags, including rumors that the company was going to make an uncharacteristically large acquisition and after they lowered guidance.

On the positive side, Ambarella, Inc., Intuit, Inc., and Canadian Natural Resources Ltd. were the greatest contributors. Ambarella, a US-based semiconductor company that specializes in video and imaging processing, continued to execute and get new design wins. Sentiment trended higher as the company is becoming a leader in automotive semiconductors. Intuit has continued to execute as demand for their financial management software benefitted through the pandemic. The company has an aggressive growth strategy and has made some strategic acquisitions to gain additional market share. Canadian Natural Resources was up as energy prices rose. We believe the stock was severely undervalued, leaving an extreme price dislocation that we feel justified the position regardless of energy price performance.

Outlook

As we look ahead to the new fiscal year, we begin to search for more clarity on key issues such as the pandemic, inflation, and central bank policy, and how that will translate to corporate earnings and stock valuations. With that, as we have seen over the last year, there will be surprises. However, these environments can be particularly fruitful for active managers as overblown stock reactions and volatility may allow investors to capture these opportunities. Our core mandate grants us the ability to capitalize on perceived dislocations across various types of businesses.

We are hard pressed to make a prediction of how heated inflation will be or when the Fed and other central banks will take action to combat it. We anticipate that certain inflationary pressures will alleviate while others will remain high. However, we are unsure we can handicap those impacts as we look out several years. In fact, the unpredictability of these risks reiterates our confidence in focusing on stock selection, while neutralizing non-idiosyncratic risks to the extent our investment mandate allows. We will remain macro aware, while gearing our focus on finding companies that may drive growth despite these uncontrollable pressures.

One area that we believe has opportunity is emerging markets, which was weak through most of 2021. Between harsh and unfortunate COVID-19 waves, particularly in India, Brazil, and South Africa, regulation in China, governmental volatility in Brazil, and the threat of inflation/higher global interest rates, there has been a lot of bad news in emerging markets. As such, we believe it has created an opportunity to invest in strong companies at a discount. We continue to assess the emerging-market landscape and take a methodical approach toward investing in the region.

After a year that leaves us with many question marks, we believe that 2022 is shaping up to be a year where we begin to see answers emerge. The pandemic, we hope, shifts toward a more manageable endemic, inflationary pressures are sorted into those that are sustained versus transitory, China provides color on regulation and provides needed stimulus to their economy, and central banks are more definitive in the direction they plan to go with policy. Regardless of what happens through the macro lens, we remain confident in the direction we continue to take Portfolio.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Global Growth.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

42	ANNUAL REPORT	2021

International investments entail risks including fluctuation in currency values, differences in accounting principles, or economic or political instability. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility, lower trading volume, and higher risk of market closures. In many emerging markets, there is substantially less publicly available information and the available information may be incomplete or misleading. Legal claims are generally more difficult to pursue.

Risk is increased in a concentrated portfolio since it holds a limited number of securities with each investment having a greater effect on the overall performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged, and includes reinvested dividends and does not include fees. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Global Growth.

2021	ANNUAL REPORT	43

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP GLOBAL GROWTH(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.6%
Information Technology	28.2%
Consumer Discretionary	15.7%
Industrials	15.0%
Financials	13.3%
Health Care	11.6%
Communication Services	7.1%
Energy	5.5%
Consumer Staples	2.2%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Country Weightings

North America	64.6%
United States	62.4%
Other North America	2.2%
Europe	24.0%
United Kingdom	6.9%
France	6.5%
Germany	4.8%
Other Europe	5.8%
Pacific Basin	10.0%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	1.4%

Top 10 Equity Holdings

Company	Country	Sector	Industry
Microsoft Corp.	United States	Information Technology	Systems Software
Amazon.com, Inc.	United States	Consumer Discretionary	Internet & Direct Marketing Retail
Apple, Inc.	United States	Information Technology	Technology Hardware, Storage & Peripherals
Alphabet, Inc., Class A	United States	Communication Services	Interactive Media & Services
Airbus SE	France	Industrials	Aerospace & Defense
Intuit, Inc.	United States	Information Technology	Application Software
Ingersoll-Rand, Inc.	United States	Industrials	Industrial Machinery
Schneider Electric S.A.	France	Industrials	Electrical Components & Equipment
Ambarella, Inc.	United States	Information Technology	Semiconductors
Morgan Stanley	United States	Financials	Investment Banking & Brokerage

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Global Growth changed to Delaware Ivy VIP Global Growth.

44	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP GLOBAL GROWTH(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	17.86%
5-year period ended 12-31-21	15.87%
10-year period ended 12-31-21	11.52%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Global Growth changed to Delaware Ivy VIP Global Growth.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

(b) Effective November 15, 2021, the Portfolio’s new benchmark is the MSCI ACWI Index. DMC believes that this index is more reflective of the types of securities that the Portfolio invests in. Both the new benchmark and the Portfolio’s previous benchmark noted above are included for comparison purposes.

2021	ANNUAL REPORT	45

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL GROWTH (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Canada

Energy – 2.2%
Canadian Natural Resources Ltd.	83	$3,491

Total Canada – 2.2%		$3,491
China

Communication Services – 1.2%
Tencent Holdings Ltd.	34	1,986

Total China – 1.2%		$1,986
France

Consumer Discretionary – 1.0%
LVMH Moet Hennessy – Louis Vuitton	2	1,539

Industrials – 5.5%
Airbus SE	36	4,638
Schneider Electric S.A.	21	4,165

		8,803

Total France – 6.5%		$10,342
Germany

Consumer Discretionary – 1.3%
HelloFresh SE (A)	28	2,165

Financials – 1.2%
Deutsche Boerse AG	11	1,883

Information Technology – 1.6%
Infineon Technologies AG	54	2,512

Total Germany – 4.1%		$6,560
India

Energy – 1.5%
Reliance Industries Ltd.	75	2,390

Total India – 1.5%		$2,390
Italy

Consumer Discretionary – 2.4%
Ferrari N.V.	15	3,853

Total Italy – 2.4%		$3,853
Japan

Financials – 1.9%
ORIX Corp.	146	2,976

Industrials – 1.2%
Recruit Holdings Co. Ltd.	33	2,014

Total Japan – 3.1%		$4,990

COMMON STOCKS (Continued)	Shares	Value
South Korea

Information Technology – 1.8%
Samsung Electronics Co. Ltd.	44	$2,916

Total South Korea – 1.8%		$2,916
Switzerland

Health Care – 1.3%
Alcon, Inc.	23	2,040

Industrials – 2.1%
Ferguson plc	19	3,383

Total Switzerland – 3.4%		$5,423
Taiwan

Information Technology – 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	32	3,879

Total Taiwan – 2.4%		$3,879
United Kingdom

Communication Services – 1.1%
WPP Group plc	111	1,677

Consumer Discretionary – 1.8%
Aptiv plc (A)	18	2,943

Consumer Staples – 2.2%
Diageo plc	39	2,146
Unilever plc	26	1,387

		3,533

Health Care – 1.8%
AstraZeneca plc	15	1,818
AstraZeneca plc ADR	18	1,028

		2,846

Total United Kingdom – 6.9%		$10,999
United States

Communication Services – 4.8%
Alphabet, Inc., Class A (A)	2	4,795
Frontier Communications Corp. (A)	69	2,040
Pinterest, Inc., Class A (A)	22	803

		7,638

Consumer Discretionary – 8.5%
Amazon.com, Inc. (A)	2	5,745
Darden Restaurants, Inc.	22	3,281
Dollar General Corp.	5	1,107
Skechers USA, Inc. (A)	76	3,317

		13,450

Energy – 1.8%
ConocoPhillips	41	2,939

COMMON STOCKS (Continued)	Shares	Value
Financials – 10.2%
Citigroup, Inc.	24	$1,461
CME Group, Inc.	6	1,311
Discover Financial Services	17	1,998
Goldman Sachs Group, Inc. (The)	9	3,436
JPMorgan Chase & Co.	14	2,146
Morgan Stanley	40	3,897
Pinnacle Financial Partners, Inc.	23	2,163

		16,412

Health Care – 8.5%
Abbott Laboratories	14	2,016
HCA Holdings, Inc.	7	1,698
Johnson & Johnson	10	1,645
Regeneron Pharmaceuticals, Inc. (A)	4	2,289
Thermo Fisher Scientific, Inc.	5	3,400
UnitedHealth Group, Inc.	5	2,617

		13,665

Industrials – 6.2%
Ingersoll-Rand, Inc.	72	4,442
Raytheon Technologies Corp.	23	2,022
Union Pacific Corp.	13	3,294

		9,758

Information Technology – 22.4%
Adobe, Inc. (A)	4	2,297
Ambarella, Inc. (A)	20	4,010
Apple, Inc.	30	5,260
Autodesk, Inc. (A)	3	871
Fidelity National Information Services, Inc.	18	2,012
Intuit, Inc.	7	4,569
MasterCard, Inc., Class A	9	3,138
Microsoft Corp.	23	7,616
PayPal, Inc. (A)	18	3,367
Visa, Inc., Class A	12	2,520

		35,660

Total United States – 62.4%		$99,522

TOTAL COMMON STOCKS – 97.9%		$156,351
(Cost: $94,500)

PREFERRED STOCKS
Germany

Consumer Discretionary – 0.7%
Volkswagen AG, 2.260%	5	1,100

Total Germany – 0.7%		$1,100

TOTAL PREFERRED STOCKS – 0.7%		$1,100
(Cost: $1,592)

46	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GLOBAL GROWTH (in thousands)

DECEMBER 31, 2021

SHORT-TERM SECURITIES	Shares	Value
Money Market Funds (B) – 1.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class 0.030%	1,655	$1,655

TOTAL SHORT-TERM SECURITIES – 1.0%		$1,655
(Cost: $1,655)

TOTAL INVESTMENT SECURITIES – 99.6%		$159,106
(Cost: $97,747)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.4%		567

NET ASSETS – 100.0%		$159,673

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2021.
The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks
Communication Services	$11,301	$—	$—
Consumer Discretionary	17,932	6,018	—
Consumer Staples	3,533	—	—
Energy	8,820	—	—
Financials	16,412	4,859	—
Health Care	16,511	2,040	—
Industrials	21,944	2,014	—
Information Technology	39,539	5,428	—
Total Common Stocks	$135,992	$20,359	$—
Preferred Stocks	—	1,100	—
Short-Term Securities	1,655	—	—
Total	$137,647	$21,459	$—

The following acronym is used throughout this schedule:

ADR = American Depositary Receipts

Market Sector Diversification

(as a % of net assets)
Information Technology	28.2%
Consumer Discretionary	15.7%
Industrials	15.0%
Financials	13.3%
Health Care	11.6%

Market Sector Diversification (Continued)

Communication Services	7.1%
Energy	5.5%
Consumer Staples	2.2%
Other+	1.4%
+Includes cash and other assets (net of liabilities), and cash equivalents

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	47

MANAGEMENT DISCUSSION	DELAWARE IVY VIP LIMITED-TERM BOND

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved the appointment of the portfolio manager team of J. David Hillmeyer, CFA and Daniela Mardarovici, CFA of Delaware Management Company as portfolio managers. In connection with this change, the Board approved applicable revisions to the Portfolio’s investment strategies. All changes took effect on or about November 15, 2021.

Below, J. David Hillmeyer, CFA and Daniela Mardarovici, CFA, portfolio managers of Delaware Ivy VIP Limited-Term Bond, discusses positioning, performance and results for the fiscal year ended December 31, 2021.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Limited-Term Bond (Class II shares at net asset value)	-0.49%
Benchmark
Bloomberg 1-3 Year US Government/Credit Index	-0.47%
(generally reflects the performance of securities representing the bond market that have maturities between 1 and 3 years)

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

The economic recovery that began in 2020 continued through 2021. Gross domestic product (GDP) growth was strong, benefiting from consumers’ resilience and the significant amounts of liquidity the US Federal Reserve (Fed) provided. Positive news was abundant early in the fiscal year ended December 31, 2021. The improving US jobs market, rapid vaccination rollout, and the $1.9 trillion stimulus package Congress passed in March all helped boost confidence that the economy was returning to normal.

As the year progressed, the news became mixed. Initial efforts to pass a major infrastructure bill were pushed back by a fair bit of congressional resistance. Although a smaller version of that bill eventually passed, the broader Build Back Better Act failed to garner enough support to become law in 2021.

The housing market was the strongest it had been since the global financial crisis, aided by fiscal stimulus and the Fed’s accommodative monetary policies. Investors appeared comfortable with the idea that interest rates were rising for good reason, leading them to continue to buy non-Treasury fixed-income investments.

In spring 2021, risk markets rose, and economic growth remained robust as vaccination counts climbed at a time when inflation numbers were increasing. The yield curve began to flatten, and the Fed hinted at a possible change in monetary policy; however, as company fundamentals continued to improve, investors remained resilient and continued to support markets. A similar narrative was unfolding in European markets as German rates climbed higher but remained in negative territory.

Interestingly, in the summer of 2021, the Fed highlighted additional policy considerations, including climate change and equality in the workforce. These new factors meant that investors may have to adjust how the Fed’s decisions could be affected by environmental and equality concerns.

In the third and fourth quarters of 2021, COVID-19 variants Delta and Omicron resulted in rising infection rates and called into question the return to normalcy. Significantly, the Fed, which had been describing inflation as transitory, quickly abandoned that term late in the year, raising the specter that a change in policy was afoot.

Within the Portfolio

For the fiscal period, the Portfolio had a negative return, slightly underperforming its Bloomberg 1-3 Year US Government/Credit Index benchmark.

For the first quarter of 2021, the Portfolio underperformed its benchmark. The dramatic rise in yields and the steepening of the yield curve presented an attractive opportunity to increase duration and the Portfolio’s allocation to intermediate maturities. Approximately 8-9% was added to the Portfolio’s overall weighting in the 3- to 5-year part of the curve, raising duration slightly over the benchmark. Most of the purchases in the Portfolio were in investment-grade corporate bonds. The decision to own any bonds beyond the maturity of those in the benchmark caused the Portfolio’s underperformance in the quarter.

48	ANNUAL REPORT	2021

For the second quarter of 2021, the Portfolio had a positive return, outperforming its benchmark. The Portfolio’s overweight in both corporate bonds and mortgage-backed securities significantly contributed to the performance. The underweight position in US Treasuries helped as well as many of those securities had negative returns due to rising yields in the quarter.

For the third quarter of 2021, the Portfolio had a positive return, outperforming its benchmark. The general strategy and asset allocation remained in place over the quarter. The Portfolio had an allocation of approximately 58-60% corporate bonds, 20-22% US Treasuries, and 15-18% mortgage-backed securities. The Portfolio’s overweight in both corporate bonds and mortgage-backed securities contributed to the performance. The underweight position in US Treasuries helped as well because the overall returns in US Treasuries were positive, but only slightly.

For the fourth quarter of 2021, the Portfolio experienced a negative return. The Portfolio owned about 5% in high yield, which contributed positively to performance as the asset class generated positive excess returns. An allocation of approximately 10% to commercial mortgage-backed securities (CMBS) was a modest contributor as well. An overweight to investment grade corporates combined with security selection detracted. In addition, yield curve management during the quarter weighed on the Portfolio’s return.

Outlook

As we enter 2022, there is growing uncertainty about what the next few months and full year may look like for monetary and fiscal policy.

We believe that fundamentals continue to support credit. The incremental yield advantage the asset class offers over lower-risk assets remains important, as the additional income continues to be critical. US-dollar assets remain attractive to foreign investors. Accordingly, we continue to maintain the Portfolio overweight to credit entering the new fiscal year.

With that fundamental backdrop remaining strong, we believe the Portfolio’s small allocation to high yield bonds should remain helpful in taking advantage of those incremental yield opportunities. Our primary focus in high yield continues to be BB-rated issues (relatively good quality within high yield), particularly in industrials companies.

In our view, further flattening of the US yield curve, particularly on the front end, could be a risk along with possible Fed policy mistakes. One could argue that a policy mistake already occurred when the Fed delayed action on historically high inflation. At a time when the central bank is pulling back quantitative easing and considering raising interest rates, investors will be focused on how effectively the Fed addresses inflation throughout the year.

With credit spreads starting 2022 wider than long-term historical averages, we don’t anticipate meaningful price appreciation. We also don’t foresee material spread widening in the first few months of the year. However, as the year progresses and the Fed embarks on a rate hiking cycle, we would anticipate a possible rise in market volatility.

Finally, geopolitical tensions have risen lately, as highlighted by increased uncertainty regarding Russia-Ukraine and the ongoing China-US rivalry as China looks to extend its influence around the world. More broadly, we believe the global rise of autocrats is worth monitoring, particularly at a time when the US, the largest democracy in the world, deals with its own challenges on the political home front.

With all these factors at play, we think market volatility is likely to increase in the coming months. However, with fundamentals relatively strong, we intend to continue to source income from spread products while keeping one eye on the Fed and the impacts that its policy responses may have on markets, and we will adjust our thinking accordingly.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Limited-Term Bond.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. As with any mutual fund, the value of the Portfolio’s shares will change, and you could lose money on your investment. Certain U.S. government securities in which the Portfolio may invest, such as Treasury securities and securities issued by the Government National Mortgage Association (Ginnie Mae), are backed by the full faith and credit of the U.S. government. However, other government securities in which the Portfolio may invest, such as securities issued by the Federal National Mortgage Association (Fannie Mae), the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal Home Loan

2021	ANNUAL REPORT	49

Banks (FHLB), are not backed by the full faith and credit of the U.S. government, are not insured or guaranteed by the U.S. government and, instead, may be supported only by the right of the issuer to borrow from the U.S. Treasury or by the credit of the issuer.

Fixed-income securities are subject to interest rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Delaware Ivy VIP Limited-Term Bond.

50	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP LIMITED-TERM BOND(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Bonds	99.1%
Corporate Debt Securities	61.0%
United States Government and Government Agency Obligations	36.7%
Asset-Backed Securities	1.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Quality Weightings

Investment Grade	91.1%
AAA	10.7%
AA	17.1%
A	20.1%
BBB	43.2%
Non-Investment Grade	8.0%
BB	4.3%
Non-rated	3.7%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.9%

Our preference is to always use ratings obtained from Standard & Poor’s, Moody’s, and Fitch. It is each Portfolio’s general policy to classify such security at the lower rating level if only two ratings are available. If more than two ratings are available and a median exists, the median is used. If more than two ratings exist without a median, the lower of the two middle ratings is used. We do not evaluate these ratings, but simply assign them to the appropriate credit quality category as determined by the rating agency.

(a)Effective July 1, 2021, the name of Ivy VIP Limited-Term Bond changed to Delaware Ivy VIP Limited-Term Bond.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

2021	ANNUAL REPORT	51

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP LIMITED-TERM BOND(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	-0.49%
5-year period ended 12-31-21	2.00%
10-year period ended 12-31-21	1.66%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Limited-Term Bond changed to Delaware Ivy VIP Limited-Term Bond.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

52	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2021

ASSET-BACKED SECURITIES	Principal	Value
American Airlines Class AA Pass-Through Certificates, Series 2016-2,
3.200%, 6-15-28	$765	$768
SBA Tower Trust, Series 2014-2 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
3.869%, 10-8-24 (A)	2,000	2,070
SBA Tower Trust, Series 2019-1C (GTD by SBA Guarantor LLC and SBA Holdings LLC),
2.836%, 1-15-25 (A)	1,621	1,663
SBA Tower Trust, Series 2020-1 (GTD by SBA Guarantor LLC and SBA Holdings LLC),
1.884%, 1-15-26 (A)	1,155	1,153

TOTAL ASSET-BACKED SECURITIES – 1.4%		$5,654
(Cost: $5,682)

CORPORATE DEBT SECURITIES
Communication Services

Cable & Satellite – 0.9%
Charter Communications Operating LLC and Charter Communications Operating Capital Corp.:
4.500%, 2-1-24	1,215	1,293
4.908%, 7-23-25	1,485	1,636
Omnicom Group, Inc. and Omnicom Capital, Inc.,
3.650%, 11-1-24	700	743

		3,672

Integrated Telecommunication Services – 2.6%
AT&T, Inc.:
4.125%, 2-17-26	1,500	1,638
1.700%, 3-25-26	1,350	1,344
2.950%, 7-15-26	1,250	1,315
Sprint Corp.,
7.875%, 9-15-23	1,721	1,898
Verizon Communications, Inc.:
1.450%, 3-20-26	800	797
3.000%, 3-22-27	3,020	3,193

		10,185

Movies & Entertainment – 0.8%
Netflix, Inc.,
5.875%, 2-15-25	1,250	1,406
TWDC Enterprises 18 Corp.,
7.550%, 7-15-93	1,350	1,520

		2,926

Wireless Telecommunication Service – 1.0%
Crown Castle Towers LLC:
3.720%, 7-15-23 (A)	745	754
3.663%, 5-15-25 (A)	950	988
T-Mobile USA, Inc.,
3.500%, 4-15-25	2,000	2,121

		3,863

Total Communication Services – 5.3%		20,646

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Consumer Discretionary

Apparel Retail – 0.1%
Nordstrom, Inc.,
2.300%, 4-8-24	$270	$270

Apparel, Accessories & Luxury Goods – 0.4%
PVH Corp.,
4.625%, 7-10-25	1,500	1,635

Automobile Manufacturers – 1.1%
General Motors Co.,
4.875%, 10-2-23	1,000	1,063
Nissan Motor Co. Ltd.,
3.043%, 9-15-23 (A)	1,250	1,283
Volkswagen Group of America, Inc.,
0.875%, 11-22-23 (A)	1,850	1,839

		4,185

Automotive Retail – 0.4%
7-Eleven, Inc.,
0.800%, 2-10-24 (A)	1,000	989
AutoNation, Inc.,
3.500%, 11-15-24	525	551

		1,540

Casinos & Gaming – 0.2%
Genting New York LLC and Genny Capital, Inc.,
3.300%, 2-15-26 (A)	725	719
GLP Capital L.P. and GLP Financing II, Inc.,
5.375%, 11-1-23	280	297

		1,016

Homebuilding – 0.8%
D.R. Horton, Inc.:
2.600%, 10-15-25	625	646
1.300%, 10-15-26	500	488
Lennar Corp.,
4.750%, 11-15-22 (B)	2,000	2,048

		3,182

Internet & Direct Marketing Retail – 0.3%
Expedia Group, Inc.:
3.600%, 12-15-23	775	806
6.250%, 5-1-25 (A)	220	248

		1,054

Total Consumer Discretionary – 3.3%		12,882
Consumer Staples

Agricultural Products – 0.4%
Cargill, Inc.,
1.375%, 7-23-23 (A)	1,500	1,512

Distillers & Vintners – 0.8%
Constellation Brands, Inc.:
3.200%, 2-15-23	1,000	1,022
4.250%, 5-1-23	1,188	1,238

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Distillers & Vintners (Continued)
Diageo Capital plc (GTD by Diageo plc),
3.500%, 9-18-23	$1,000	$1,042

		3,302

Food Distributors – 0.4%
Sysco Corp.,
3.750%, 10-1-25	1,350	1,448

Food Retail – 0.4%
Darling Ingredients, Inc.,
5.250%, 4-15-27 (A)	1,648	1,703

Household Products – 0.2%
Procter & Gamble Co. (The),
1.000%, 4-23-26	750	742

Packaged Foods & Meats – 1.2%
Conagra Brands, Inc.,
1.375%, 11-1-27	955	913
McCormick & Co., Inc.:
3.500%, 9-1-23	475	491
0.900%, 2-15-26	1,025	992
Tyson Foods, Inc. (GTD by Tyson Fresh Meats, Inc.),
3.950%, 8-15-24	2,000	2,127

		4,523

Soft Drinks – 1.3%
Coca-Cola European Partners plc,
0.800%, 5-3-24 (A)	1,500	1,476
Coca-Cola Refreshments USA, Inc.,
8.000%, 9-15-22	2,125	2,238
Keurig Dr Pepper, Inc.:
4.057%, 5-25-23	654	682
0.750%, 3-15-24	680	675

		5,071

Total Consumer Staples – 4.7%		18,301
Energy

Oil & Gas Exploration & Production – 1.0%
Aker BP ASA,
2.875%, 1-15-26 (A)	1,325	1,374
EQT Corp.,
3.000%, 10-1-22	1,050	1,062
Harvest Operations Corp.,
1.000%, 4-26-24 (A)	1,400	1,391

		3,827

Oil & Gas Refining & Marketing – 0.3%
HollyFrontier Corp.,
2.625%, 10-1-23	1,075	1,096

Oil & Gas Storage & Transportation – 2.1%
Cheniere Corpus Christi Holdings LLC,
7.000%, 6-30-24	500	553
EQT Midstream Partners L.P.,
4.750%, 7-15-23	506	527

2021	ANNUAL REPORT	53

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Oil & Gas Storage & Transportation (Continued)
Galaxy Pipeline Assets BidCo Ltd.,
1.750%, 9-30-27 (A)	$1,468	$1,473
Kinder Morgan Energy Partners L.P.,
3.450%, 2-15-23	1,000	1,021
Midwest Connector Capital Co. LLC,
3.625%, 4-1-22 (A)	1,550	1,553
Plains All American Pipeline L.P. and PAA Finance Corp.,
3.850%, 10-15-23	1,800	1,868
Sunoco Logistics Partners Operations L.P. (GTD by Sunoco Logistics Partners L.P.),
4.250%, 4-1-24	1,132	1,189

		8,184

Total Energy – 3.4%		13,107
Financials

Asset Management & Custody Banks – 1.5%
Ares Capital Corp.:
3.500%, 2-10-23	575	588
4.250%, 3-1-25	704	746
Brookfield Finance, Inc. (GTD by Brookfield Asset Management, Inc.),
4.000%, 4-1-24	1,150	1,213
Citadel Finance LLC,
3.375%, 3-9-26 (A)	1,783	1,782
National Securities Clearing Corp.,
1.200%, 4-23-23 (A)	350	352
Owl Rock Capital Corp.,
3.400%, 7-15-26	1,300	1,322

		6,003

Consumer Finance – 3.0%
Ally Financial, Inc.:
1.450%, 10-2-23	3,060	3,075
5.800%, 5-1-25	2,150	2,428
Discover Bank:
2.450%, 9-12-24	1,850	1,895
3.450%, 7-27-26	2,000	2,118
Ford Motor Credit Co. LLC,
2.700%, 8-10-26	550	556
General Motors Financial Co., Inc. (GTD by AmeriCredit Financial Services, Inc.),
1.200%, 10-15-24	825	819
Hyundai Capital America,
1.250%, 9-18-23 (A)	800	800

		11,691

Diversified Banks – 3.9%
Bank of America Corp.:
4.125%, 1-22-24	1,000	1,063
0.523%, 6-14-24	825	820
4.200%, 8-26-24	1,325	1,421
4.000%, 1-22-25	1,000	1,069
1.734%, 7-22-27	1,250	1,241
Mitsubishi UFJ Financial Group, Inc.,
0.848%, 9-15-24	1,500	1,493

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Diversified Banks (Continued)
Mizuho Financial Group, Inc.,
0.849%, 9-8-24	$1,800	$1,792
National Bank of Canada,
2.100%, 2-1-23	1,400	1,419
Svenska Handelsbanken AB,
0.625%, 6-30-23 (A)	1,500	1,496
U.S. Bancorp,
2.375%, 7-22-26	844	878
Wells Fargo & Co.,
3.000%, 4-22-26	2,300	2,418

		15,110

Financial Exchanges & Data – 0.9%
Intercontinental Exchange, Inc.:
0.700%, 6-15-23	1,300	1,297
3.450%, 9-21-23	2,080	2,162

		3,459

Investment Banking & Brokerage – 3.6%
Charles Schwab Corp. (The),
0.900%, 3-11-26	1,600	1,562
Goldman Sachs Group, Inc. (The):
3.850%, 7-8-24	1,500	1,588
4.250%, 10-21-25	2,500	2,729
1.948%, 10-21-27	1,400	1,395
Goldman Sachs Group, Inc. (The) (Secured Overnight Financing Rate plus 79 bps),
0.839%, 12-9-26 (C)	1,300	1,309
Morgan Stanley:
3.700%, 10-23-24	1,350	1,438
3.125%, 7-27-26	3,607	3,825
Morgan Stanley (3-Month U.S. LIBOR plus 110 bps),
4.000%, 5-31-23 (C)	300	303

		14,149

Life & Health Insurance – 2.4%
Aflac, Inc.,
1.125%, 3-15-26	1,210	1,189
F&G Global Funding,
1.750%, 6-30-26 (A)	850	845
MassMutual Global Funding II,
0.600%, 4-12-24 (A)	1,900	1,879
Metropolitan Life Global Funding I,
0.900%, 6-8-23 (A)	1,250	1,254
Principal Life Global Funding II,
0.750%, 4-12-24 (A)	800	795
Protective Life Global Funding:
0.631%, 10-13-23 (A)(D)	750	747
1.618%, 4-15-26 (A)	1,350	1,345
Reliance Standard Life Insurance II,
2.150%, 1-21-23 (A)	1,400	1,419

		9,473

Multi-Line Insurance – 0.9%
Athene Global Funding:
0.950%, 1-8-24 (A)	1,750	1,740
0.914%, 8-19-24 (A)	850	838
1.608%, 6-29-26 (A)	1,000	983

		3,561

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Other Diversified Financial Services – 2.7%
Citigroup, Inc.:
3.500%, 5-15-23	$1,510	$1,561
0.776%, 10-30-24	1,300	1,293
5.500%, 9-13-25	1,000	1,132
JPMorgan Chase & Co.:
3.875%, 9-10-24	847	899
0.653%, 9-16-24	1,000	996
1.045%, 11-19-26	3,900	3,801
1.578%, 4-22-27	800	791

		10,473

Regional Banks – 0.5%
First Horizon National Corp.,
3.550%, 5-26-23	2,000	2,061

Specialized Finance – 1.0%
AerCap Ireland Capital Ltd. and AerCap Global Aviation Trust,
1.650%, 10-29-24	2,000	1,997
Corporacion Andina de Fomento,
2.375%, 5-12-23	500	509
FS KKR Capital Corp.,
4.750%, 5-15-22	820	829
LSEGA Financing plc,
0.650%, 4-6-24 (A)	540	533

		3,868

Total Financials – 20.4%		79,848
Health Care

Health Care Equipment – 0.2%
Boston Scientific Corp.,
3.850%, 5-15-25	875	942

Health Care Facilities – 0.9%
HCA, Inc. (GTD by HCA Holdings, Inc.):
4.750%, 5-1-23	656	688
5.875%, 5-1-23	1,469	1,557
Universal Health Services, Inc.,
1.650%, 9-1-26 (A)	1,350	1,326

		3,571

Health Care Services – 0.3%
Highmark, Inc.,
1.450%, 5-10-26 (A)	1,375	1,348

Managed Health Care – 0.7%
Anthem, Inc.,
3.350%, 12-1-24	2,000	2,114
Humana, Inc.:
0.650%, 8-3-23	250	249
1.350%, 2-3-27	250	243

		2,606

Pharmaceuticals – 2.3%
AbbVie, Inc.,
2.300%, 11-21-22	1,400	1,420

54	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Pharmaceuticals (Continued)
Bayer U.S. Finance II LLC:
3.875%, 12-15-23 (A)	$1,400	$1,463
2.850%, 4-15-25 (A)	1,260	1,288
Novartis Capital Corp. (GTD by Novartis AG),
3.000%, 11-20-25	1,250	1,326
Royalty Pharma plc (GTD by Royalty Pharma Holdings Ltd.):
0.750%, 9-2-23	1,800	1,789
1.200%, 9-2-25	1,647	1,614

		8,900

Total Health Care – 4.4%		17,367
Industrials

Aerospace & Defense – 2.0%
Boeing Co. (The):
2.200%, 10-30-22	2,000	2,020
2.800%, 3-1-23	2,250	2,291
Harris Corp.,
3.832%, 4-27-25	775	827
Leidos, Inc. (GTD by Leidos Holdings, Inc.),
2.950%, 5-15-23	1,870	1,919
Park Aerospace Holdings Ltd.,
5.500%, 2-15-24 (A)	700	751

		7,808

Agricultural & Farm Machinery – 0.4%
CNH Industrial Capital LLC (GTD by CNH Industrial Capital America LLC and New Holland Credit Co. LLC),
1.950%, 7-2-23	1,550	1,571

Airlines – 0.3%
Aviation Capital Group LLC,
4.375%, 1-30-24 (A)	1,000	1,049

Building Products – 0.5%
Lennox International, Inc.,
1.350%, 8-1-25	2,150	2,125

Diversified Support Services – 0.3%
Genpact Luxembourg S.a.r.l. and Genpact USA, Inc.,
1.750%, 4-10-26	1,100	1,097

Electrical Components & Equipment – 0.2%
Vontier Corp.,
1.800%, 4-1-26 (A)	815	804

Environmental & Facilities Services – 0.9%
Republic Services, Inc.,
0.875%, 11-15-25	1,800	1,751
Waste Management, Inc. (GTD by Waste Management Holdings, Inc.),
0.750%, 11-15-25	1,955	1,905

		3,656

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Industrial Conglomerates – 0.1%
General Electric Capital Corp.,
5.012%, 1-1-24	$534	$560

Industrial Machinery – 0.4%
Roper Technologies, Inc.,
1.000%, 9-15-25	1,400	1,369

Railroads – 0.4%
Canadian National Railway Co.,
2.750%, 3-1-26	1,400	1,464

Research & Consulting Services – 0.8%
IHS Markit Ltd.,
5.000%, 11-1-22 (A)	1,690	1,745
Thomson Reuters Corp.,
4.300%, 11-23-23	1,269	1,334

		3,079

Total Industrials – 6.3%		24,582
Information Technology

Application Software – 1.1%
Infor, Inc.,
1.450%, 7-15-23 (A)	877	880
Nuance Communications, Inc.,
5.625%, 12-15-26	2,455	2,536
NXP B.V. and NXP Funding LLC,
3.875%, 6-18-26 (A)	1,000	1,080

		4,496

Data Processing & Outsourced Services – 1.6%
Fidelity National Information Services, Inc.,
0.600%, 3-1-24	1,365	1,344
Global Payments, Inc.,
2.650%, 2-15-25	1,875	1,928
PayPal Holdings, Inc.,
1.650%, 6-1-25	3,050	3,090

		6,362

Internet Services & Infrastructure – 0.1%
Baidu, Inc.,
1.720%, 4-9-26	379	375

Semiconductors – 1.5%
Microchip Technology, Inc.,
0.983%, 9-1-24 (A)	1,850	1,817
TSMC Global Ltd.,
1.250%, 4-23-26 (A)	1,500	1,471
Xilinx, Inc.,
2.950%, 6-1-24	2,575	2,667

		5,955

Systems Software – 0.5%
Fortinet, Inc.,
1.000%, 3-15-26	1,095	1,062
VMware, Inc.,
4.500%, 5-15-25	700	763

		1,825

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Technology Hardware, Storage & Peripherals – 0.9%
Apple, Inc.,
3.000%, 2-9-24	$2,650	$2,762
Seagate HDD Cayman (GTD by Seagate Technology plc),
4.750%, 6-1-23	650	680

		3,442

Total Information Technology – 5.7%		22,455
Materials

Diversified Chemicals – 0.2%
DowDuPont, Inc.,
4.205%, 11-15-23	800	846

Fertilizers & Agricultural Chemicals – 0.4%
Mosaic Co. (The):
3.250%, 11-15-22	774	789
4.250%, 11-15-23	250	263
Nutrien Ltd.,
1.900%, 5-13-23	500	507

		1,559

Paper Packaging – 0.5%
Avery Dennison Corp.,
0.850%, 8-15-24	375	370
Graphic Packaging International LLC (GTD by Graphic Packaging International Partners LLC and Field Container Queretaro (USA) LLC),
0.821%, 4-15-24 (A)	1,350	1,329

		1,699

Total Materials – 1.1%		4,104
Real Estate

Industrial REITs – 0.3%
Avolon Holdings Funding Ltd.:
3.625%, 5-1-22 (A)	500	503
4.250%, 4-15-26 (A)	400	425

		928

Office REITs – 0.1%
Vornado Realty L.P.,
2.150%, 6-1-26	400	400

Specialized REITs – 2.9%
American Tower Corp.:
3.070%, 3-15-23 (A)	3,545	3,548
0.600%, 1-15-24	1,300	1,287
1.300%, 9-15-25	795	783
Crown Castle International Corp.:
3.150%, 7-15-23	400	412
1.050%, 7-15-26	1,650	1,595
CyrusOne L.P. and CyrusOne Finance Corp. (GTD by CyrusOne, Inc.),
2.900%, 11-15-24	1,310	1,354

2021	ANNUAL REPORT	55

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2021

CORPORATE DEBT SECURITIES (Continued)	Principal	Value
Specialized REITs (Continued)
Equinix, Inc.:
2.625%, 11-18-24	$1,112	$1,147
1.000%, 9-15-25	1,325	1,286

		11,412

Total Real Estate – 3.3%		12,740
Utilities

Electric Utilities – 2.5%
Edison International,
3.550%, 11-15-24	1,300	1,361
Evergy, Inc.,
5.292%, 6-15-22 (B)	1,154	1,164
FirstEnergy Corp.,
2.850%, 7-15-22	1,665	1,672
MidAmerican Energy Co.,
3.700%, 9-15-23	1,045	1,086
National Rural Utilities Cooperative Finance Corp.,
1.000%, 6-15-26	800	781
Southern Co. (The),
0.600%, 2-26-24	1,365	1,348
Virginia Electric and Power Co., Series C,
2.750%, 3-15-23	2,515	2,559

		9,971

Multi-Utilities – 0.6%
Black Hills Corp.,
1.037%, 8-23-24	1,000	988
Dominion Energy Gas Holdings LLC,
3.550%, 11-1-23	1,235	1,285

		2,273

Total Utilities – 3.1%		12,244

TOTAL CORPORATE DEBT SECURITIES – 61.0%		$238,276
(Cost: $239,384)

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS
Mortgage-Backed Obligations – 14.6%
Federal Home Loan Mortgage Corp. Agency REMIC/CMO,
2.500%, 5-15-44	323	332
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 185 bps),
1.944%, 8-25-25 (A)(C)	955	939
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 195 bps),
2.044%, 3-25-28 (A)(C)	637	621

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 200 bps),
2.094%, 5-25-25 (A)(C)	$527	$519
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 205 bps),
2.144%, 6-25-28 (A)(C)	418	411
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 215 bps),
2.244%, 1-25-27 (A)(C)	854	849
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 220 bps):
2.294%, 7-25-26 (A)(C)	868	865
2.294%, 4-25-29 (A)(C)	543	544
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 225 bps),
2.344%, 12-25-29 (A)(C)	1,163	1,153
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 230 bps):
2.394%, 8-25-29 (A)(C)	955	962
2.394%, 9-25-29 (A)(C)	579	581
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 235 bps),
2.444%, 2-25-26 (A)(C)	1,649	1,651
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 245 bps),
2.544%, 11-25-29 (A)(C)	1,221	1,218
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 250 bps),
2.594%, 11-25-24 (A)(C)	298	297
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 255 bps),
2.644%, 6-25-27 (A)(C)	415	411
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 265 bps),
2.744%, 5-25-27 (A)(C)	708	714
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 270 bps),
2.794%, 11-25-27 (A)(C)	484	484
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (1-Month U.S. LIBOR plus 710 bps),
7.194%, 9-25-22 (A)(C)	707	701
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 2-year U.S. Treasury index),
3.496%, 8-25-46 (A)(C)	1,250	1,288

UNITED STATES GOVERNMENT AGENCY OBLIGATIONS (Continued)	Principal	Value
Mortgage-Backed Obligations (Continued)
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 3-year U.S. Treasury index):
3.390%, 7-25-22 (A)(C)	$1,720	$1,739
3.632%, 7-25-46 (A)(C)	2,000	2,053
3.934%, 12-25-46 (A)(C)	1,270	1,325
3.559%, 11-25-47 (A)(C)	5,000	5,073
3.507%, 2-25-48 (A)(C)	2,000	1,999
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 5-year U.S. Treasury index):
3.567%, 11-25-23 (A)(C)	10,870	11,156
3.866%, 5-25-45 (A)(C)	600	605
3.555%, 6-25-45 (A)(C)	1,000	1,027
3.496%, 8-25-46 (A)(C)	1,009	1,044
3.559%, 11-25-47 (A)(C)	2,724	2,766
3.507%, 2-25-48 (A)(C)	1,000	1,000
3.587%, 6-25-48 (A)(C)	1,170	1,233
3.528%, 12-25-49 (A)(C)	600	615
Federal Home Loan Mortgage Corp. Agency REMIC/CMO (Mortgage spread to 7-year U.S. Treasury index):
3.689%, 6-25-22 (A)(C)	2,000	2,019
4.057%, 5-25-25 (A)(C)	225	240
3.673%, 11-25-49 (A)(C)	1,900	1,988
3.649%, 11-25-50 (A)(C)	5,650	5,920
Federal Home Loan Mortgage Corp. Fixed Rate Participation Certificates,
4.500%, 8-1-30	282	305
Government National Mortgage Association Agency REMIC/CMO,
2.000%, 3-16-42	406	411

		57,058

TOTAL UNITED STATES GOVERNMENT AGENCY OBLIGATIONS – 14.6%		$57,058
(Cost: $56,225)

UNITED STATES GOVERNMENT OBLIGATIONS
Treasury Obligations – 22.1%
U.S. Treasury Notes:
1.750%, 4-30-22	13,000	13,069
1.750%, 5-31-22	2,250	2,265
2.000%, 7-31-22	10,000	10,103
1.375%, 10-15-22	1,000	1,008
2.375%, 1-31-23	2,250	2,297
2.500%, 3-31-23	1,000	1,025
0.250%, 6-15-23	10,000	9,955
0.125%, 8-15-23	6,300	6,249
0.125%, 12-15-23	3,000	2,966
0.125%, 1-15-24	3,000	2,962
0.375%, 9-15-24	3,000	2,958
0.625%, 10-15-24	14,750	14,633

56	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP LIMITED-TERM BOND (in thousands)

DECEMBER 31, 2021

UNITED STATES GOVERNMENT OBLIGATIONS (Continued)	Principal	Value
Treasury Obligations (Continued)
1.000%, 12-15-24	$13,215	$13,231
0.375%, 11-30-25	4,000	3,879

		86,600

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS – 22.1%		$86,600
(Cost: $86,614)

SHORT-TERM SECURITIES	Shares
Money Market Funds (F) – 0.6%
Dreyfus Institutional Preferred Government Money Market Fund – Institutional Shares,
0.010% (E)	306	306

SHORT-TERM SECURITIES (Continued)	Shares	Value
Money Market Funds (F) (Continued)
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	1,990	$1,990

		2,296

TOTAL SHORT-TERM SECURITIES – 0.6%		$2,296
(Cost: $2,296)

TOTAL INVESTMENT SECURITIES – 99.7%		$389,884
(Cost: $390,201)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.3%		1,221

NET ASSETS – 100.0%		$391,105

Notes to Schedule of Investments

(A)

Securities were purchased pursuant to an exemption from registration available under Rule 144A under the Securities Act of 1933 and may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2021 the total value of these securities amounted to $115,833 or 29.6% of net assets.

(B)

Step bond that pays an initial coupon rate for the first period and then a higher or lower coupon rate for the following periods. Interest rate disclosed is that which is in effect at December 31, 2021.

(C)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

(D)	All or a portion of securities with an aggregate value of $299 are on loan.

(E)	Investment made with cash collateral received from securities on loan.

(F)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Asset-Backed Securities	$—	$5,654	$—
Corporate Debt Securities	—	238,276	—
United States Government Agency Obligations	—	57,058	—
United States Government Obligations	—	86,600	—
Short-Term Securities	2,296	—	—
Total	$2,296	$387,588	$—

The following acronyms are used throughout this schedule:

CMO = Collateralized Mortgage Obligation

GTD = Guaranteed

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

REMIC = Real Estate Mortgage Investment Conduit

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	57

MANAGEMENT DISCUSSION	DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES

(UNAUDITED)

Below, Lowell R. Bolken, CFA, Matthew K. Richmond and Joshua M. Klaetsch, the co-portfolio managers of Delaware Ivy VIP Securian Real Estate Securities during the fiscal year ended December 31, 2021, discuss positioning, performance and results for the fiscal year. Mr. Bolken has managed the Portfolio since 2006 and has 31 years of industry experience. Mr. Richmond has co-managed the Portfolio since 2014 and has 27 years of industry experience. Mr. Klaetsch joined the portfolio management team in 2018 and has 15 years of industry experience. Delaware Ivy VIP Securian Real Estate Securities is subadvised by Securian Asset Management, Inc.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Securian Real Estate Securities (Class II shares at net asset value)	43.68%
Benchmark
FTSE Nareit Equity REITs Index	43.24%
(Generally reflects the performance of securities representing the commercial real estate market)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market review

Real estate stocks finished the year with a flourish. The FTSE Nareit Equity REITs Index (Fund’s benchmark) returned 16.3% in the fourth quarter, a resounding cap to a year of record performance. For the calendar year, the index returned 43.2%. Despite the unwelcome emergence of the COVID-19 Omicron variant, investors running for cover from inflation and rapid improvement in real estate conditions combined to propel the sector. The same can be said for calendar year performance, with each quarter seemingly delivering better-than-expected operations across the sector. The improvement wasn’t uniform, and certainly there will be property sectors, which are slower to improve, but it appears unmistakably that a recovery is underway.

Contributors and detractor

The Portfolio outperformed its benchmark for the measurement period ended December 31, 2021. The primary drivers of relative performance were an underweighting to healthcare real estate investment trusts (REITs), an overweight position to self-storage, an overweight position in the second half of the year to shopping center companies, and an overweight position to apartment owners.

Healthcare REIT performance during 2021 was in the bottom half of all REIT sectors in the benchmark, owing to pandemic headwinds in the form of lower move-in volumes, worker shortage-related payroll pressure, and general elevation of overall property expenses. These are primarily issues for skilled nursing facilities and senior housing, whose occupancy recoveries have been choppy in 2021 due first to the COVID-19 Delta variant and later to the Omicron variant. Medical office buildings appear further along in the recovery with the de-prioritizations of elective surgery largely now past. Private investor demand raising market valuations is now providing tailwinds instead. Finally, life science is a smaller but growing subsector that has a steeper demand curve longer term. That said, the Portfolio’s overweight position to the best large-cap performer in the group, which owns a diverse portfolio of high-quality assets helped drive sector outperformance during the period. This, and other strategic underweight positions in skilled nursing facilities and hospitals explains why healthcare was the highest outperformer in the Portfolio of all sectors relative to the benchmark for 2021.

An overweight position to self-storage owners, which returned an impressive 79% for the measurement period, was another leading driver of Portfolio performance. Like warehouse properties, discussed below, owners of self-storage properties are experiencing record operating conditions. Work from home, regional relocations, and housing demand have attracted new customers during the pandemic. A pleasant surprise has been that they are now renting space for longer periods of time than has been typical in the past. As such, rents are above pre-pandemic levels and occupancies are at record highs. We continue to hold an overweight position to the sector but are mindful of the high bar created by recent performance and peak level operations.

The economic re-opening and pent-up consumer demand acted as tailwinds for retail REITs for much of the measurement period, with both malls and shopping centers performing well ahead of the benchmark. For the Portfolio, shopping centers were additive to performance with both stock selection and allocation aiding results. Leasing momentum and retailer

58	ANNUAL REPORT	2021

health both continue to improve while the stocks feature an attractive valuation, leading to a Portfolio overweight position to the retail space, with a preference for shopping center REITs over mall REITs.

Rent growth momentum accelerated for multi-family rental and single family rental REITs as job gains led to a significant acceleration in new lease rate growth in 2021. We think this momentum may likely increase as embedded rent growth combined with projected market rent growth should overwhelm current supply deliveries into 2022 in most markets. Within multi-family rentals, the Portfolio was overweight the Sun Belt to begin calendar year 2021 while underweight the benchmark overall. Coastal exposure was added gradually throughout the first half of the calendar year, which eventually led to a sector overweight to the benchmark. We expect these companies will continue to thrive as large coastal market employers return to normal operations in 2022. We remain overweight the sector.

Every single property sector delivered positive returns during the fourth quarter, but owners of warehouse properties were among the strongest performers. On average, the group returned 62%. As headlines raged regarding supply chain bottlenecks and the nation’s ports bulged with ships waiting to unload, the first landing spot for all the backlogged stuff is the industrial REITs. Before any of those goods or raw materials make it to end-consumers’ doorsteps, they stop in a warehouse (or multiple warehouses) along the supply chain.

Office companies were a notable detractor from relative performance. In previous commentary we had written that the value discrepancy between private and public market valuations was too cheap to ignore. We began to take advantage of that pricing discrepancy early in the fourth quarter of 2021, and like with hotels, the sector was punished by the effect of the surge of the Omicron variant. A series of large, national employers publicly announced delays or outright cancelations to their return to office plans. While we believe office demand will be negatively impacted for the foreseeable future, we feel that the price at which office stocks trade today more than factors in a weaker outlook. We believe some of this pricing gap will be closed as 2022 unfolds, assuming no new significant COVID-19 variants emerge.

Outlook

With rich valuations across asset classes, we think a Federal Reserve (Fed) misstep resulting in a repricing of interest rates would spell trouble. The big question on investors’ minds is whether buyers can continue to accept rates that don’t keep pace with inflation. As the pandemic wanes and labor and supply chain challenges resolve, we think inflation is likely to fall in 2022. However, companies are still experiencing supply chain pressures, confidence in pricing power is growing, labor is making gains, and housing effects will lag. We think these challenges have the potential to skew inflation risk to the upside in the coming year.

Despite these risks, interest rates may remain subdued. We think high levels of debt, an aging population, disruptive technological change, and concentrated wealth remain powerful forces. The present comfort with long-term rates near 2% reflects a belief that these impulses will dominate. However, de-globalization and supply chain rationalization, pressure to address climate change and inequality, and depressed levels of immigration have the potential to present more serious structural challenges. Other factors may exacerbate supply and demand imbalances. These include more fiscal/monetary policy coordination with an emphasis on direct cash support and policy tilts toward higher regulation and trust busting at a time when potential growth is slowing. These factors increase the risk that inflation could remain higher than desired for some time, creating both political and financial policy stress.

The combination of monetary tightening, high valuations and an election cycle are likely to be a more volatile mix in the coming year. The battle between longer term disinflationary secular trends and declining potential growth versus the hotter mix of easy financial conditions, populist policies and the costs of climate mitigation is likely to be the story for some time. Like the Fed, we need to be data driven and alert to the possibility that the inflation and rates regimes could change.

At the property level, recovery in the nation’s property markets remains intact and appears to have significant upside in many sectors. We doubt that all property types will return to pre-pandemic cash flow levels in lockstep. Those with short duration lease profiles such as apartments, single family rentals, and self-storage units should continue to fare well in a rising inflation environment. The pandemic accelerated trends that were already in place and focused an unflinching spotlight on those with strong and with bleak futures. Hybrid work arrangements appear here to stay, particularly with the rapid emergent of the Delta variant, causing demand for office space and business travel to likely face a long recovery. As will brick and mortar retail. However, foot traffic at retail facilities has recovered sharply and gives us optimism that consumers will continue to shop in person as well as online. Meanwhile, we believe strongly in “new economy” sectors such as data centers and cell towers, but current valuations give us pause.

REIT stocks remain attractively valued, particularly against the backdrop of Fed actions, improving economic growth, and historically low interest rates. The Delta variant causing a reversion to more cautious social behavior across the country, and the emergence of a “stagflationary” economic backdrop have emerged as the primary risks to the group in the coming quarters.

2021	ANNUAL REPORT	59

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Securian Real Estate Securities.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Investment risks associated with real estate securities, in addition to other risks, include rental income fluctuation, depreciation, property tax value changes and differences in real estate market values. Real estate securities are subject to interest-rate risk and, as such, the Portfolio’s net asset value may fall as interest rates rise. Investing in companies involved in one specified sector may be more risky and volatile than an investment with greater diversification. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the Portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Securian Real Estate Securities.

60	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	99.3%
Real Estate	99.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.7%

Top 10 Equity Holdings

Company	Sector	Industry
ProLogis, Inc.	Real Estate	Industrial REITs
Public Storage, Inc.	Real Estate	Specialized REITs
Equinix, Inc.	Real Estate	Specialized REITs
Simon Property Group, Inc.	Real Estate	Retail REITs
Digital Realty Trust, Inc.	Real Estate	Specialized REITs
AvalonBay Communities, Inc.	Real Estate	Residential REITs
Invitation Homes, Inc.	Real Estate	Residential REITs
Essex Property Trust, Inc.	Real Estate	Residential REITs
Welltower, Inc.	Real Estate	Health Care REITs
Duke Realty Corp.	Real Estate	Industrial REITs

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Securian Real Estate Securities changed to Delaware Ivy VIP Securian Real Estate Securities.

2021	ANNUAL REPORT	61

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES(a)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	43.68%
5-year period ended 12-31-21	11.50%
10-year period ended 12-31-21	11.30%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Securian Real Estate Securities changed to Delaware Ivy VIP Securian Real Estate Securities.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

62	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP SECURIAN REAL ESTATE SECURITIES (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares		Value
Real Estate

Diversified REITs – 0.8%
Essential Properties Realty Trust, Inc.	11		$320

Health Care REITs – 5.6%
Healthpeak Properties, Inc.	9		321
Ventas, Inc.	17		859
Welltower, Inc.	14		1,158

			2,338

Hotel & Resort REITs – 5.6%
Host Hotels & Resorts, Inc. (A)	54		936
MGM Growth Properties LLC, Class A	4		143
Park Hotels & Resorts, Inc. (A)	36		670
Pebblebrook Hotel Trust	12		273
RLJ Lodging Trust	22		304

			2,326

Industrial REITs – 15.1%
Duke Realty Corp.	16		1,057
First Industrial Realty Trust, Inc.	7		444
ProLogis, Inc.	25		4,145
Rexford Industrial Realty, Inc.	7		600

			6,246

Office REITs – 7.7%
Alexandria Real Estate Equities, Inc.	4		836
Boston Properties, Inc.	4		426
Douglas Emmett, Inc.	6		194
Highwoods Properties, Inc.	7		303
Kilroy Realty Corp.	8		558
Orion Office REIT, Inc. (A)	—	*	—	*

COMMON STOCKS (Continued)	Shares	Value
Office REITs (Continued)
SL Green Realty Corp.	5	$330
Vornado Realty Trust	13	544

		3,191

Residential REITs – 25.0%
American Campus Communities, Inc.	10	579
American Homes 4 Rent	19	824
AvalonBay Communities, Inc.	7	1,758
Camden Property Trust	4	768
Equity Lifestyle Properties, Inc.	6	482
Equity Residential	8	717
Essex Property Trust, Inc.	3	1,163
Invitation Homes, Inc.	29	1,301
Mid-America Apartment Communities, Inc.	3	711
Sun Communities, Inc.	5	987
UDR, Inc.	18	1,056

		10,346

Retail REITs – 15.4%
Agree Realty Corp.	7	492
Brixmor Property Group, Inc.	26	661
Kimco Realty Corp.	31	752
Kite Realty Group Trust	24	514
National Retail Properties, Inc.	13	615
Realty Income Corp.	11	761
Regency Centers Corp.	9	678
Simon Property Group, Inc.	12	1,923

		6,396

COMMON STOCKS (Continued)	Shares	Value
Specialized REITs – 24.1%
American Tower Corp., Class A	2	$673
Digital Realty Trust, Inc.	10	1,804
Equinix, Inc.	2	2,109
Extra Space Storage, Inc.	5	1,043
Life Storage, Inc.	6	850
Public Storage, Inc.	7	2,548
SBA Communications Corp.	1	350
VICI Properties, Inc.	20	597

		9,974

Total Real Estate – 99.3%		41,137

TOTAL COMMON STOCKS – 99.3%		$41,137
(Cost: $32,047)

SHORT-TERM SECURITIES
Money Market Funds (B) – 0.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	240	240

TOTAL SHORT-TERM SECURITIES – 0.6%		$240
(Cost: $240)

TOTAL INVESTMENT SECURITIES – 99.9%		$41,377
(Cost: $32,287)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.1%		30

NET ASSETS – 100.0%		$41,407

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	No dividends were paid during the preceding 12 months.

(B)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$41,137	$—	$—
Short-Term Securities	240	—	—
Total	$41,377	$—	$—

The following acronym is used throughout this schedule:

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	63

MANAGEMENT DISCUSSION	DELAWARE IVY VIP VALUE

(UNAUDITED)

Below, Matthew T. Norris, CFA, portfolio manager of Delaware Ivy VIP Value, discusses positioning, performance and results for the fiscal year ended December 31, 2021. He has managed the Fund since 2003 and has 30 years of industry experience.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Value (Class II shares at net asset value)	31.18%
Benchmark
Russell 1000 Value Index	25.16%
(generally reflects the performance of large-company value style stocks)

Please note that Portfolio returns include applicable fees and expenses while index returns do not include any such fees. Also, the Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Market conditions

In calendar 2021 the stock market set various new highs, as the US economy continued a start and stop recovery from the COVID-19 shutdown of 2020. A weak January 2021 was followed by a strong spring, flattish summer and fall, and then a year-end rally. Some of these moves were caused by a non-financial event – the emergence of new variants of the COVID-19 virus. Others were caused by more traditional economic forces.

The unemployment rate remained elevated relative to pre-pandemic levels but continued to decline. Wage inflation appeared during the reporting period and seems likely to stay around for the foreseeable future. By year-end 2021, the number of job openings was 1.7 times greater than the number of individuals seeking work. We believe in order to attract new employees, companies must increase wages.

Housing demand remained strong with help from record low mortgage rates, a demographic tailwind, and nesting/work-from-home trends. Record low inventory continues to place pressure on homebuilders to keep up with demand while also placing upward pressure on home prices, a potential risk to the outlook for affordability.

Personal consumption has vacillated with virus news, as each new variant has created caution in consumer behavior. The online portion of consumption continued to take market share from brick and mortar retailers. Goods appear to have more than recovered relative to pre-pandemic levels, while services will likely remain depressed until a majority of the US population has been fully vaccinated.

Manufacturing activity strengthened, and the combination of elevated orders and low inventories is expected to support ongoing production in coming months of 2022.

Inflation and the strong US economy have combined to force a change in the Federal Reserve’s (Fed) thinking. The Fed has begun to taper (decrease) its purchase of bonds and is now expected to raise interest rates during 2022. We believe this removal of stimulus measures should be monitored closely.

Contributors and detractors

The Russell 1000 Value Index, the Portfolio’s benchmark, was up 25.16% for the measurement period. By comparison, the Portfolio returned 31.18% for the same period, outperforming the benchmark.

During the measurement period, the sectors of healthcare, industrials, information technology, and consumer discretionary each added greater than 1% to relative performance. Our single best relative contributor; however, came from outside those sectors, with oil producer EOG Resources rising significantly in the period. Other names with notable positive performance included nVent Electric, Seagate Technology, Hospital Corporation of America (HCA), and Capital One Financial. All of these companies continue to be held in the Portfolio.

The Portfolio’s worst relative sectors were materials and financials. BHP Group Ltd., a metals and mining company, was flat for the reporting year. BHP was sold prior to December 31, 2021. In financials, mortgage real estate investment trust (REIT) company AGNC Capital rose, while life insurance company RGA decreased. Our single worst holding during the period was in information technology, where Fidelity National Information Services decreased significantly. Fidelity provides back-office services to banks and other financial firms, and a recent acquisition has clouded its outlook. We believe this name is notably undervalued and continue to hold it in the Portfolio.

64	ANNUAL REPORT	2021

The Portfolio does not attempt to make sector calls, rather focusing primarily on stock selection. We hold overweight or underweight positions in sectors based on individual stock opportunity, with some limits to control risk or volatility. The Portfolio currently holds overweight positions in energy and consumer discretionary. In these areas, we have been able to find what we believe are good companies with repeatable business models generating high rates of free cash flow, and low stock prices relative to our estimation of each company’s true intrinsic value. We currently hold underweight positions in real estate and consumer staples, simply due to what we think are a lack of compelling ideas currently available. Real estate ended the year 1.4% below the benchmark’s weighting, which was the only sector with a greater than 1% deviation from the index.

Outlook

The US economy has nearly fully recovered from the coronavirus shutdown of spring 2020. Since that time, Congress and the Fed have provided numerous stimulus measures to help in the domestic recovery. Now these stimulus measures are ending, and the US economy will be required to stand on its own. The change in Fed outlook should result in higher interest rates at the longer end of the Treasury curve, and we expect the Fed to raise shorter term rates during 2022. Rising federal funds rates typically constrain economic growth, and the 25% plus market returns we saw in 2021 seem unlikely to repeat. Fed actions, and the ebb and flow of COVID-19 variants, are likely the two most important factors to analyze for the coming year.

While the economic forces listed above are clearly important factors, our first approach is from the company level. We seek to find quality, growing companies whose stocks are trading below what we consider to be their intrinsic values. This is often due to short-term negative factors, and we become larger owners of a company if we feel those negatives are about to dissipate. We continue to seek and make investments one company at a time in an effort to benefit clients over the long term.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Value.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is no guarantee of future results. The value of the Portfolio’s shares will change, and you could lose money on your investment.

Value stocks are stocks of companies that may have experienced adverse business or industry developments, or may be subject to special risks that have caused the stocks to be out of favor and, in the opinion of the Portfolio’s manager, undervalued. The value of a security believed by the Portfolio’s manager to be undervalued may never reach what the manager believes to be its full value, or such security’s value may decrease. These and other risks are more fully described in the Portfolio’s prospectus.

The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Portfolio’s value and the risk that fluctuations in the value of the derivatives may not correlate with the corresponding securities or fixed-income markets or the underlying asset upon which the derivative’s value is based.

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The index noted is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of Delaware Ivy VIP Value.

2021	ANNUAL REPORT	65

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP VALUE(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Stocks	98.5%
Financials	20.3%
Health Care	17.9%
Industrials	11.2%
Information Technology	10.6%
Communication Services	7.2%
Consumer Discretionary	6.6%
Consumer Staples	6.5%
Energy	5.8%
Utilities	4.9%
Real Estate	3.8%
Materials	3.7%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	1.5%

Top 10 Equity Holdings

Company	Sector	Industry
CVS Caremark Corp.	Health Care	Health Care Services
Anthem, Inc.	Health Care	Managed Health Care
Wal-Mart Stores, Inc.	Consumer Staples	Hypermarkets & Super Centers
Morgan Stanley	Financials	Investment Banking & Brokerage
Raytheon Technologies Corp.	Industrials	Aerospace & Defense
Philip Morris International, Inc.	Consumer Staples	Tobacco
McKesson Corp.	Health Care	Health Care Distributors
NXP Semiconductors N.V.	Information Technology	Semiconductors
CB Richard Ellis Group, Inc.	Real Estate	Real Estate Services
Marathon Petroleum Corp.	Energy	Oil & Gas Refining & Marketing

See your advisor or www.ivyinvestments.com for more information on the Portfolio’s most recently published Top 10 Equity Holdings.

+ Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)Effective July 1, 2021, the name of Ivy VIP Value changed to Delaware Ivy VIP Value.

66	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	DELAWARE IVY VIP VALUE(a)

(UNAUDITED)

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Class II
1-year period ended 12-31-21	31.18%
5-year period ended 12-31-21	12.02%
10-year period ended 12-31-21	12.89%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(a)	Effective July 1, 2021, the name of Ivy VIP Value changed to Delaware Ivy VIP Value.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

2021	ANNUAL REPORT	67

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP VALUE (in thousands)

DECEMBER 31, 2021

COMMON STOCKS	Shares	Value
Communication Services

Alternative Carriers – 2.4%
Liberty Global, Inc., Series C (A)	314	$8,808

Cable & Satellite – 4.8%
Comcast Corp., Class A	198	9,970
Liberty Media Corp., Class C (A)	152	7,732

		17,702

Total Communication Services – 7.2%		26,510
Consumer Discretionary

Auto Parts & Equipment – 1.3%
BorgWarner, Inc.	104	4,705

Automotive Retail – 2.5%
AutoZone, Inc. (A)	4	9,310

General Merchandise Stores – 2.8%
Target Corp.	45	10,369

Total Consumer Discretionary – 6.6%		24,384
Consumer Staples

Hypermarkets & Super Centers – 3.4%
Wal-Mart Stores, Inc.	87	12,634

Tobacco – 3.1%
Philip Morris International, Inc.	120	11,419

Total Consumer Staples – 6.5%		24,053
Energy

Oil & Gas Exploration & Production – 2.9%
EOG Resources, Inc.	121	10,712

Oil & Gas Refining & Marketing – 2.9%
Marathon Petroleum Corp.	170	10,883

Total Energy – 5.8%		21,595
Financials

Asset Management & Custody Banks – 2.8%
Ameriprise Financial, Inc.	34	10,316

Consumer Finance – 4.9%
Capital One Financial Corp.	62	8,940
Synchrony Financial	199	9,233

		18,173

Diversified Banks – 2.4%
Wells Fargo & Co.	184	8,822

Investment Banking & Brokerage – 3.1%
Morgan Stanley	117	11,453

Mortgage REITs – 2.3%
AGNC Investment Corp.	575	8,653

COMMON STOCKS (Continued)	Shares	Value
Property & Casualty Insurance – 1.3%
Arch Capital Group Ltd. (A)	105	$4,668

Regional Banks – 2.1%
Regions Financial Corp.	363	7,910

Reinsurance – 1.4%
Reinsurance Group of America, Inc.	46	5,040

Total Financials – 20.3%		75,035
Health Care

Biotechnology – 5.0%
Regeneron Pharmaceuticals, Inc. (A)	14	9,135
Vertex Pharmaceuticals, Inc. (A)	42	9,237

		18,372

Health Care Distributors – 3.0%
McKesson Corp.	45	11,099

Health Care Facilities – 2.8%
HCA Holdings, Inc.	40	10,380

Health Care Services – 3.6%
CVS Caremark Corp.	131	13,558

Managed Health Care – 3.5%
Anthem, Inc.	28	12,919

Total Health Care – 17.9%		66,328
Industrials

Aerospace & Defense – 5.5%
Northrop Grumman Corp.	24	9,133
Raytheon Technologies Corp.	133	11,439

		20,572

Electrical Components & Equipment – 2.8%
nVent Electric plc	271	10,302

Railroads – 2.9%
Norfolk Southern Corp.	36	10,654

Total Industrials – 11.2%		41,528
Information Technology

Data Processing & Outsourced Services – 2.1%
Fidelity National Information Services, Inc.	69	7,578

Semiconductors – 5.9%
Broadcom Corp., Class A	16	10,661
NXP Semiconductors N.V.	48	11,042

		21,703

COMMON STOCKS (Continued)	Shares	Value
Technology Hardware, Storage & Peripherals – 2.6%
Seagate Technology	86	$9,756

Total Information Technology – 10.6%		39,037
Materials

Commodity Chemicals – 1.6%
LyondellBasell Industries N.V., Class A	65	5,986

Paper Packaging – 2.1%
Graphic Packaging Holding Co.	387	7,545

Total Materials – 3.7%		13,531
Real Estate

Real Estate Services – 3.0%
CB Richard Ellis Group, Inc. (A)	102	11,018

Specialized REITs – 0.8%
Weyerhaeuser Co.	70	2,879

Total Real Estate – 3.8%		13,897
Utilities

Electric Utilities – 4.9%
Evergy, Inc. (B)	125	8,555
FirstEnergy Corp.	232	9,656

		18,211

Total Utilities – 4.9%		18,211

TOTAL COMMON STOCKS – 98.5%		$364,109
(Cost: $277,970)

SHORT-TERM SECURITIES
Money Market Funds (C) – 1.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class,
0.030%	5,883	5,883

TOTAL SHORT-TERM SECURITIES – 1.6%		$5,883
(Cost: $5,883)

TOTAL INVESTMENT SECURITIES – 100.1%		$369,992
(Cost: $283,853)

LIABILITIES, NET OF CASH AND OTHER ASSETS – (0.1)%		(248)

NET ASSETS – 100.0%		$369,744

68	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP VALUE (in thousands)

DECEMBER 31, 2021

Notes to Schedule of Investments

(A)	No dividends were paid during the preceding 12 months.

(B)	All or a portion of securities with an aggregate value of $192 are held in collateralized accounts to cover potential obligations with respect to outstanding written options.

(C)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following written options were outstanding at December 31, 2021 (contracts and exercise prices unrounded):

Underlying Security	Counterparty, if OTC	Type	Number of Contracts	Notional Amount	Expiration Month	Exercise Price	Premium Received	Value
Arch Capital Group Ltd.	N/A	Call	250	25	January 2022	$45.00	$20	$(14)
AutoZone, Inc.	N/A	Call	5	1	January 2022	2,100.00	17	(22)
Broadcom Corp., Class A	N/A	Call	18	2	January 2022	640.00	22	(58)
FirstEnergy Corp.	N/A	Call	271	27	January 2022	41.00	19	(28)
Liberty Media Corp., Class C	N/A	Call	228	23	January 2022	50.00	17	(55)
NXP Semiconductors N.V.	N/A	Put	94	9	January 2022	160.00	42	(2)
Reinsurance Group of America, Inc.	JPMorgan Chase Bank N.A.	Put	84	8	April 2022	135.00	242	(226)

							$379	$(405)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Common Stocks	$364,109	$—	$—
Short-Term Securities	5,883	—	—
Total	$369,992	$—	$—
Liabilities
Written Options	$122	$283	$—

The following acronyms are used throughout this schedule:

OTC = Over the Counter

REIT = Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	69

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Core Equity(1)	Corporate Bond(2)	Global Bond(3)		Global Equity Income(4)		Global Growth(5)		Limited- Term Bond(6)		Securian Real Estate Securities(7)		Value(8)
ASSETS
Investments in unaffiliated securities at value+^	$735,431	$663,183	$16,502		$300,704		$159,106		$389,884		$41,377		$369,992
Investments at Value	735,431	663,183	16,502		300,704		159,106		389,884		41,377		369,992
Cash	—	—	—		—		—		—		—	*	—
Investment securities sold receivable	—	—	—		3,979		—		—		23		958
Dividends and interest receivable	377	4,959	169		1,099		807		1,965		107		493
Capital shares sold receivable	16	1,766	—	*	7		3		10		4		6
Receivable from affiliates	141	—	—		—		35		—		—		—
Receivable from securities lending income – net	—	1	1		3		1		—	*	—		1
Prepaid and other assets	1	1	—	*	—	*	—	*	1		—	*	1
Total Assets	735,966	669,910	16,672		305,792		159,952		391,860		41,511		371,451

LIABILITIES
Cash collateral on securities loaned at value	—	1,166	179		5,932		—		306		—		—
Investment securities purchased payable	—	—	—		5,104		—		—		20		715
Capital shares redeemed payable	181	253	18		100		65		154		36		217
Independent Trustees and Chief Compliance Officer fees payable	115	79	1		44		55		28		7		63
Distribution and service fees payable	5	4	—	*	2		1		3		1		2
Investment management fee payable	14	9	—		5		4		5		1		7
Accounting services fee payable	16	14	1		8		5		10		2		10
Written options at value+	—	—	—		—		—		—		—		405
Other liabilities	575	407	5		237		149		249		37		288
Total Liabilities	906	1,932	204		11,432		279		755		104		1,707
Total Net Assets	$735,060	$667,978	$16,468		$294,360		$159,673		$391,105		$41,407		$369,744

NET ASSETS
Capital paid in (shares authorized – unlimited)	$339,847	$628,223	$16,662		$214,832		$79,111		$384,386		$27,747		$175,860
Total Distributable Earnings (Loss)	395,213	39,755	(194)		79,528		80,562		6,719		13,660		193,884
Total Net Assets	$735,060	$667,978	$16,468		$294,360		$159,673		$391,105		$41,407		$369,744
CAPITAL SHARES OUTSTANDING:
Class II	41,550	118,617	3,276		42,732		33,170		79,991		4,239		44,879
NET ASSET VALUE PER SHARE:
Class II	$17.69	$5.63	$5.03		$6.89		$4.81		$4.89		$9.77		$8.24

+COST
Investments in unaffiliated securities at cost	$472,624	$652,330	$16,183		$289,206		$97,747		$390,201		$32,287		$283,853
Written options premiums received	—	—	—		—		—		—		—		379
^Securities loaned at value	—	3,048	215		5,591		—		299		—		—

*	Not shown due to rounding.

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Core Equity to Delaware Ivy VIP Core Equity.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Corporate Bond to Delaware Ivy VIP Corporate Bond.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Bond to Delaware Ivy VIP Global Bond.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Equity Income to Delaware Ivy VIP Global Equity Income.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Growth to Delaware Ivy VIP Global Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Limited-Term Bond to Delaware Ivy VIP Limited-Term Bond.

(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Securian Real Estate Securities to Delaware Ivy VIP Securian Real Estate Securities.

(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Value to Delaware Ivy VIP Value.

See Accompanying Notes to Financial Statements.

70	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	Core Equity(1)	Corporate Bond(2)	Global Bond(3)	Global Equity Income(4)	Global Growth(5)	Limited- Term Bond(6)	Securian Real Estate Securities(7)	Value(8)
INVESTMENT INCOME
Dividends from unaffiliated securities	$8,546	$3	$— *	$10,730	$2,168	$— *	$701	$9,481
Foreign dividend withholding tax	(39)	—	—	(851)	—	—	—	(78)
Interest and amortization from unaffiliated securities	—	19,029	713	—	328	8,016	—	—
Foreign interest withholding tax	—	—	— *	—	—	—	—	—
Securities lending income – net	— *	6	5	83	4	6	—	60
Total Investment Income	8,507	19,038	718	9,962	2,500	8,022	701	9,463

EXPENSES
Investment management fee	5,217	3,402	124	2,211	1,361	2,172	328	3,140
Distribution and service fees:
Class II	1,863	1,791	50	790	400	1,086	91	1,121
Custodian fees	14	12	1	30	11	8	4	6
Independent Trustees and Chief Compliance Officer fees	62	57	3	26	22	32	5	37
Accounting services fee	181	168	14	95	64	125	27	127
Professional fees	8	8	6	9	8	9	7	13
Third-party valuation service fees	—	— *	—	5	7	—	—	—
Other	29	26	12	38	23	18	11	20
Total Expenses	7,374	5,464	210	3,204	1,896	3,450	473	4,464
Less:
Expenses in excess of limit	(288)	—	(124)	—	(82)	—	(33)	—
Total Net Expenses	7,086	5,464	86	3,204	1,814	3,450	440	4,464
Net Investment Income	1,421	13,574	632	6,758	686	4,572	261	4,999

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	131,045	13,719	1	65,907	18,682	2,511	4,410	104,943
Futures contracts	—	1,688	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—	833
Foreign currency exchange transactions	—	—	8	(35)	(31)	—	—	—
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	57,505	(33,443)	(806)	(22,838)	6,957	(9,169)	8,483	15,749
Futures contracts	—	65	—	—	—	—	—	—
Written options	—	—	—	—	—	—	—	(228)
Foreign currency exchange transactions	—	—	— *	(30)	(28)	—	—	—
Net Realized and Unrealized Gain (Loss)	188,550	(17,971)	(797)	43,004	25,580	(6,658)	12,893	121,297
Net Increase (Decrease) in Net Assets Resulting from Operations	$189,971	$(4,397)	$(165)	$49,762	$26,266	$(2,086)	$13,154	$126,296

*	Not shown due to rounding.

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Core Equity to Delaware Ivy VIP Core Equity.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Corporate Bond to Delaware Ivy VIP Corporate Bond.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Bond to Delaware Ivy VIP Global Bond.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Equity Income to Delaware Ivy VIP Global Equity Income.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Growth to Delaware Ivy VIP Global Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Limited-Term Bond to Delaware Ivy VIP Limited-Term Bond.

(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Securian Real Estate Securities to Delaware Ivy VIP Securian Real Estate Securities.

(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Value to Delaware Ivy VIP Value.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	71

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Core Equity(1)		Corporate Bond(2)		Global Bond(3)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,421	$3,494	$13,574	$14,713	$632	$738
Net realized gain (loss) on investments	131,045	29,057	15,407	32,425	9	(86)
Net change in unrealized appreciation (depreciation)	57,505	102,469	(33,378)	14,689	(806)	833
Net Increase (Decrease) in Net Assets Resulting from Operations	189,971	135,020	(4,397)	61,827	(165)	1,485
Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(32,448)	(41,268)	(44,860)	(15,230)	(736)	(784)
Total Distributions to Shareholders	(32,448)	(41,268)	(44,860)	(15,230)	(736)	(784)
Capital Share Transactions	(159,138)	(80,352)	32,423	38,413	(3,173)	(761)
Net Increase (Decrease) in Net Assets	(1,615)	13,400	(16,834)	85,010	(4,074)	(60)
Net Assets, Beginning of Period	736,675	723,275	684,812	599,802	20,542	20,602
Net Assets, End of Period	$735,060	$736,675	$667,978	$684,812	$16,468	$20,542

	Global Equity Income(4)		Global Growth(5)		Limited-Term Bond(6)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$6,758	$6,318	$686	$78	$4,572	$6,592
Net realized gain (loss) on investments	65,872	(2,049)	18,651	11,243	2,511	7,840
Net change in unrealized appreciation (depreciation)	(22,868)	9,706	6,929	15,830	(9,169)	1,725
Net Increase in Net Assets Resulting from Operations	49,762	13,975	26,266	27,151	(2,086)	16,157
Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(7,042)	(8,016)	(7,648)	(585)	(8,512)	(10,693)
Total Distributions to Shareholders	(7,042)	(8,016)	(7,648)	(585)	(8,512)	(10,693)
Capital Share Transactions	(63,600)	12,697	(14,615)	(19,238)	(28,270)	(28,033)
Net Increase (Decrease) in Net Assets	(20,880)	18,656	4,003	7,328	(38,868)	(22,569)
Net Assets, Beginning of Period	315,240	296,584	155,670	148,342	429,973	452,542
Net Assets, End of Period	$294,360	$315,240	$159,673	$155,670	$391,105	$429,973

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Core Equity to Delaware Ivy VIP Core Equity.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Corporate Bond to Delaware Ivy VIP Corporate Bond.

(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Bond to Delaware Ivy VIP Global Bond.

(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Equity Income to Delaware Ivy VIP Global Equity Income.

(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Global Growth to Delaware Ivy VIP Global Growth.

(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Limited-Term Bond to Delaware Ivy VIP Limited-Term Bond.

See Accompanying Notes to Financial Statements.

72	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Securian Real Estate Securities(1)		Value(2)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$261	$319	$4,999	$6,722
Net realized gain (loss) on investments	4,410	445	105,776	(3,730)
Net change in unrealized appreciation (depreciation)	8,483	(1,951)	15,521	859
Net Increase (Decrease) in Net Assets Resulting from Operations	13,154	(1,187)	126,296	3,851

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(882)	(2,884)	(8,558)	(26,609)
Total Distributions to Shareholders	(882)	(2,884)	(8,558)	(26,609)
Capital Share Transactions	(1,962)	(293)	(212,996)	(23,117)
Net Increase (Decrease) in Net Assets	10,310	(4,364)	(95,258)	(45,875)
Net Assets, Beginning of Period	31,097	35,461	465,002	510,877
Net Assets, End of Period	$41,407	$31,097	$369,744	$465,002

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Securian Real Estate Securities to Delaware Ivy VIP Securian Real Estate Securities.

(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Value to Delaware Ivy VIP Value.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	73

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Core Equity
Class II Shares
Year ended 12-31-2021	$14.36	$0.03		$4.01	$4.04	$(0.09)	$(0.62)	$(0.71)
Year ended 12-31-2020	12.63	0.06		2.44	2.50	(0.07)	(0.70)	(0.77)
Year ended 12-31-2019	10.80	0.06		3.10	3.16	(0.07)	(1.26)	(1.33)
Year ended 12-31-2018	12.30	0.07		(0.53)	(0.46)	(0.06)	(0.98)	(1.04)
Year ended 12-31-2017	10.67	0.05		2.09	2.14	(0.05)	(0.46)	(0.51)

Corporate Bond
Class II Shares
Year ended 12-31-2021	6.05	0.11		(0.17)	(0.06)	(0.12)	(0.24)	(0.36)
Year ended 12-31-2020	5.60	0.14		0.46	0.60	(0.15)	—	(0.15)
Year ended 12-31-2019	5.13	0.15		0.47	0.62	(0.15)	—	(0.15)
Year ended 12-31-2018	5.35	0.14		(0.24)	(0.10)	(0.11)	(0.01)	(0.12)
Year ended 12-31-2017	5.27	0.12		0.08	0.20	(0.08)	(0.04)	(0.12)

Global Bond
Class II Shares
Year ended 12-31-2021	5.26	0.16		(0.20)	(0.04)	(0.19)	—	(0.19)
Year ended 12-31-2020	5.07	0.19		0.20	0.39	(0.20)	—	(0.20)
Year ended 12-31-2019	4.81	0.20		0.24	0.44	(0.18)	—	(0.18)
Year ended 12-31-2018	4.96	0.17		(0.18)	(0.01)	(0.14)	—	(0.14)
Year ended 12-31-2017	4.89	0.15		0.06	0.21	(0.14)	—	(0.14)

Global Equity Income
Class II Shares
Year ended 12-31-2021	6.02	0.14		0.87	1.01	(0.14)	—	(0.14)
Year ended 12-31-2020	6.01	0.12		0.03	0.15	(0.14)	—	(0.14)
Year ended 12-31-2019	6.89	0.16		1.17	1.33	(0.22)	(1.99)	(2.21)
Year ended 12-31-2018	8.58	0.16		(1.07)	(0.91)	(0.14)	(0.64)	(0.78)
Year ended 12-31-2017	7.79	0.13		1.03	1.16	(0.10)	(0.27)	(0.37)

Global Growth
Class II Shares
Year ended 12-31-2021	4.29	0.02		0.72	0.74	— *	(0.22)	(0.22)
Year ended 12-31-2020	3.58	0.00	*	0.72	0.72	(0.01)	—	(0.01)
Year ended 12-31-2019	8.67	0.02		1.45	1.47	(0.06)	(6.50)	(6.56)
Year ended 12-31-2018	9.87	0.05		(0.58)	(0.53)	(0.05)	(0.62)	(0.67)
Year ended 12-31-2017	8.14	0.04		1.93	1.97	— *	(0.24)	(0.24)

Limited-Term Bond
Class II Shares
Year ended 12-31-2021	5.01	0.05		(0.07)	(0.02)	(0.08)	(0.02)	(0.10)
Year ended 12-31-2020	4.95	0.08		0.12	0.20	(0.14)	—	(0.14)
Year ended 12-31-2019	4.84	0.09		0.11	0.20	(0.09)	—	(0.09)
Year ended 12-31-2018	4.88	0.09		(0.05)	0.04	(0.08)	—	(0.08)
Year ended 12-31-2017	4.89	0.08		(0.01)	0.07	(0.08)	—	(0.08)

Securian Real Estate Securities
Class II Shares
Year ended 12-31-2021	6.97	0.06		2.95	3.01	(0.08)	(0.13)	(0.21)
Year ended 12-31-2020	8.05	0.07		(0.46)	(0.39)	(0.12)	(0.57)	(0.69)
Year ended 12-31-2019	6.60	0.17		1.43	1.60	(0.12)	(0.03)	(0.15)
Year ended 12-31-2018	7.64	0.10		(0.54)	(0.44)	(0.11)	(0.49)	(0.60)
Year ended 12-31-2017	8.40	0.11		0.27	0.38	(0.11)	(1.03)	(1.14)

Value
Class II Shares
Year ended 12-31-2021	6.40	0.08		1.90	1.98	(0.14)	—	(0.14)
Year ended 12-31-2020	6.72	0.09		(0.05)	0.04	(0.12)	(0.24)	(0.36)
Year ended 12-31-2019	5.69	0.11		1.32	1.43	(0.05)	(0.35)	(0.40)
Year ended 12-31-2018	6.44	0.07		(0.51)	(0.44)	(0.12)	(0.19)	(0.31)
Year ended 12-31-2017	5.93	0.11		0.61	0.72	(0.09)	(0.12)	(0.21)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

74	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver	Ratio of Net Investment Income to Average Net Assets Including Expense Waiver	Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Core Equity
Class II Shares
Year ended 12-31-2021	$17.69	28.94%	$735	0.95%	0.19%	0.99%	0.15%	29%
Year ended 12-31-2020	14.36	21.52	737	0.95	0.51	1.00	0.46	58
Year ended 12-31-2019	12.63	31.09	723	0.95	0.53	1.00	0.48	80
Year ended 12-31-2018	10.80	-4.51	626	0.95	0.59	1.00	0.54	99
Year ended 12-31-2017	12.30	20.75	445	0.95	0.42	1.00	0.37	78

Corporate Bond
Class II Shares
Year ended 12-31-2021	5.63	-0.85	668	0.76	1.90	—	—	85
Year ended 12-31-2020	6.05	10.97	685	0.77	2.34	—	—	95
Year ended 12-31-2019	5.60	12.18	600	0.77	2.73	—	—	66
Year ended 12-31-2018	5.13	-1.90	544	0.77	2.77	—	—	63
Year ended 12-31-2017	5.35	4.01	548	0.78	2.32	—	—	66

Global Bond
Class II Shares
Year ended 12-31-2021	5.03	-0.84	16	0.43	3.18	1.06	2.55	37
Year ended 12-31-2020	5.26	8.15	21	0.65	3.71	1.28	3.08	56
Year ended 12-31-2019	5.07	9.42	21	0.50	3.96	1.13	3.33	43
Year ended 12-31-2018	4.81	-0.18	22	0.50	3.52	1.12	2.90	37
Year ended 12-31-2017	4.96	4.27	23	0.50	3.08	1.12	2.46	49

Global Equity Income
Class II Shares
Year ended 12-31-2021	6.89	16.97	294	1.01	2.14	—	—	109
Year ended 12-31-2020	6.02	3.15	315	1.03	2.19	—	—	73
Year ended 12-31-2019	6.01	23.15	297	1.02	2.52	—	—	39
Year ended 12-31-2018	6.89	-11.68	284	1.01	2.01	—	—	93
Year ended 12-31-2017	8.58	15.56	527	1.00	1.60	—	—	35

Global Growth
Class II Shares
Year ended 12-31-2021	4.81	17.86	160	1.13	0.43	1.18	0.38	22
Year ended 12-31-2020	4.29	20.58	156	1.13	0.06	1.23	-0.04	33
Year ended 12-31-2019	3.58	25.93	148	1.13	0.41	1.21	0.33	26
Year ended 12-31-2018	8.67	-6.27	134	1.13	0.46	1.18	0.41	40
Year ended 12-31-2017	9.87	24.52	424	1.14	0.47	1.17	0.44	54

Limited-Term Bond
Class II Shares
Year ended 12-31-2021	4.89	-0.49	391	0.79	1.05	—	—	48
Year ended 12-31-2020	5.01	4.14	430	0.81	1.60	—	—	74
Year ended 12-31-2019	4.95	4.23	453	0.79	1.89	—	—	54
Year ended 12-31-2018	4.84	0.78	542	0.79	1.91	—	—	53
Year ended 12-31-2017	4.88	1.40	443	0.80	1.62	—	—	55

Securian Real Estate Securities
Class II Shares
Year ended 12-31-2021	9.77	43.68	41	1.21	0.71	1.30	0.62	57
Year ended 12-31-2020	6.97	-3.13	31	1.37	1.06	1.46	0.97	72
Year ended 12-31-2019	8.05	24.43	35	1.26	1.36	1.35	1.27	54
Year ended 12-31-2018	6.60	-5.57	34	1.24	1.45	1.33	1.36	71
Year ended 12-31-2017	7.64	5.39	43	1.22	1.38	1.31	1.29	73

Value
Class II Shares
Year ended 12-31-2021	8.24	31.18	370	1.00	1.11	—	—	41
Year ended 12-31-2020	6.40	1.98	465	1.01	1.57	—	—	63
Year ended 12-31-2019	6.72	26.33	511	1.00	1.81	—	—	62
Year ended 12-31-2018	5.69	-7.24	446	1.00	1.09	—	—	56
Year ended 12-31-2017	6.44	12.49	432	1.00	1.74	—	—	67

See Accompanying Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2021

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy VIP Core Equity (formerly known as Ivy VIP Core Equity), Delaware Ivy VIP Corporate Bond (formerly known as Ivy VIP Corporate Bond), Delaware Ivy VIP Global Bond (formerly known as Ivy VIP Global Bond), Delaware Ivy VIP Global Equity Income (formerly known as Ivy VIP Global Equity Income), Delaware Ivy VIP Global Growth (formerly known as Ivy VIP Global Growth), Delaware Ivy VIP Limited-Term Bond (formerly known as Ivy VIP Limited-Term Bond), Delaware Ivy VIP Securian Real Estate Securities (formerly known as Ivy VIP Securian Real Estate Securities) and Delaware Ivy VIP Value (formerly known as Ivy VIP Value) (each, a “Portfolio”) are eight series of the Trust and are the only series of the Trust included in these financial statements. The assets belonging to each Portfolio are held separately by the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser was Ivy Investment Management Company (“IICO”) through April 30, 2021. Effective April 30, 2021, each Portfolio’s investment adviser is Delaware Management Company (“DMC”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and

76	ANNUAL REPORT	2021

agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Due from broker”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Portfolios manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded on the Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Portfolios.

Certain Portfolios may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolios may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Portfolios may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected on the Statements of Assets and Liabilities.

If a Portfolio invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Portfolio, or, in the case of hedging positions, that the Portfolio’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

There is a risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Inflation-Indexed Bonds. Certain Portfolios may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

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Interest Only Obligations. These securities entitle the owner to receive only the interest portion from a bond, Treasury note or pool of mortgages. These securities are generally created by a third party separating a bond or pool of mortgages into distinct interest-only and principal-only securities. As the principal (par) amount of a bond or pool of mortgages is paid down, the amount of interest income earned by the owner will decline as well.

Loans. Certain Portfolios may invest in loans, the interest rates of which float or adjust periodically based upon a specified adjustment schedule, benchmark indicator, or prevailing interest rates, the debtor of which may be a domestic or foreign corporation, partnership or other entity (“Borrower”). Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally include prime rates of one or more major U.S. banks, the LIBOR or certificates of deposit rates. Loans often require prepayments from excess cash flow or permit the Borrower to repay at its election. The degree to which Borrowers repay cannot be predicted with accuracy. As a result, the actual maturity may be substantially less than the stated maturities. Loans are exempt from registration under the Securities Act of 1933, as amended, may contain certain restrictions on resale, and cannot be sold publicly. A Portfolio’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties.

When a Portfolio purchases assignments, it acquires all the rights and obligations under the loan agreement of the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than those held by the assigning lender. When a Portfolio purchases a participation of a loan interest, the Portfolio typically enters into a contractual agreement with the lender or other third party selling the participation. A participation interest in loans includes the right to receive payments of principal, interest and any fees to which it is entitled from the lender and only upon receipt by the lender of payments from the Borrower, but not from the Borrower directly. When investing in a participation interest, if a Borrower is unable to meet its obligations under a loan agreement, a Portfolio generally has no direct right to enforce compliance with the terms of the loan agreement. As a result, the Portfolio assumes the credit risk of the Borrower, the selling participant, and any other persons that are interpositioned between the Portfolio and the Borrower. If the lead lender in a typical lending syndicate becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy, the Portfolio may incur certain costs and delays in receiving payment or may suffer a loss of principal and interest.

Payment In-Kind Securities. Certain Portfolios may invest in payment in-kind securities (“PIKs”). PIKs give the issuer the option at each interest payment date of making interest payments in cash or in additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro-rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

Securities on a When-Issued or Delayed Delivery Basis. Certain Portfolios may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by a Portfolio on a when-issued basis normally take place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of a Portfolio’s NAV to the extent the Portfolio executes such transactions while remaining substantially fully invested. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield DMC, or the Portfolio’s investment subadviser, as applicable, consider advantageous. The Portfolio maintains internally designated assets with a value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued or delayed delivery basis prior to settlement of the original purchase.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

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Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Portfolios’ financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Each Portfolio’s investments are reported at fair value. Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. Each Portfolio calculates the NAV of its shares as of the close of the NYSE, normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

For purposes of calculating the NAV, the portfolio securities and financial instruments are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Prices for fixed-income securities are typically based on quotes that are obtained from an independent pricing service approved by the Board. To determine values of fixed-income securities, the independent pricing service utilizes such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities that cannot be valued by the independent pricing service may be valued using quotes obtained from dealers that make markets in the securities.

Short-term securities with maturities of 60 days or less are valued based on quotes that are obtained from an independent pricing service approved by the Board as described in the preceding paragraph above.

Because many foreign markets close before the NYSE, events may occur between the close of the foreign market and the close of the NYSE that could have a material impact on the valuation of foreign securities. Waddell & Reed Services Company (“WRSCO”), pursuant to procedures adopted by the Board, evaluates the impact of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the NYSE. In addition, all securities for which values are not readily available or are deemed unreliable are appraised at fair value as determined in good faith under the supervision of the Board.

Where market quotes are not readily available, portfolio securities or financial instruments are valued at fair value, as determined in good faith by the Board or Valuation Committee pursuant to procedures approved by the Board.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE close, that materially affect the values of a Portfolio’s securities or financial instruments. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available.

The Board has delegated to WRSCO the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or financial instruments and for determining whether the value of the applicable securities or financial instruments should be re-evaluated in light of such significant events. DMC, pursuant to authority delegated by the Board, has established a Valuation Committee to administer and oversee the valuation process, including the use of third party pricing vendors.

The Board has adopted methods for valuing securities and financial instruments in circumstances where market quotes are not readily available. For instances in which daily market quotes are not readily available, investments may be valued, pursuant to procedures established by the Board, with reference to other securities or indices. In the event that the security or financial instrument cannot be valued pursuant to one of the valuation methods established by the Board, the value of the security or financial instrument will be determined in good faith by the Valuation Committee in accordance with the procedures adopted by the Board.

When a Portfolio uses these fair valuation methods applied by WRSCO that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at its direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. The prices used by a Portfolio may differ from the value that will ultimately be realized at the time the securities are sold.

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WRSCO is responsible for monitoring the implementation of the pricing and valuation policies through a series of activities to provide reasonable comfort of the accuracy of prices including: 1) periodic vendor due diligence meetings to review methodologies, new developments, and process at vendors, 2) daily and monthly multi-source pricing comparisons reviewed and submitted to the Valuation Committee, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by management and the Valuation Committee.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Asset-Backed Securities and Mortgage-Backed Securities. The fair value of asset-backed securities and mortgage-backed securities are estimated using recently executed transactions and based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy, and otherwise they would be categorized as Level 3.

Corporate Bonds. The fair value of corporate bonds, as obtained from an independent pricing service, is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3 of the fair value hierarchy.

Derivative Instruments. Forward foreign currency contracts are valued based upon the closing prices of the forward currency rates determined at the close of the NYSE, which are provided by an independent pricing service. Swaps derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. Swaps are valued by an independent pricing service unless the price is unavailable, in which case they are valued at the price provided by a dealer in that security. Exchange-traded futures contracts are generally valued at the settlement price. Listed options are ordinarily valued at the mean of the last bid and ask price provided by an independent pricing service unless the price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer. Over the counter (“OTC”) options are ordinarily valued at the mean of the last bid and ask price for a comparable listed option provided by an independent pricing service unless such a price is unavailable, in which case they are valued at a quotation obtained from a broker-dealer.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate

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swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

Equity Securities. Equity securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. OTC equity securities and listed securities for which no price is readily available are valued at the average of the last bid and ask prices.

Mutual funds, including investment funds, typically are valued at the NAV reported as of the valuation date. Securities that are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded and to the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities, for which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intra-day trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds, and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Preferred stock, repurchase agreements, and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Loans. Loans are valued using a price or composite price from one or more brokers or dealers as obtained from an independent pricing service. The fair value of loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable market inputs obtained from independent sources. Loans are generally categorized in Level 2 of the fair value hierarchy, unless key inputs are unobservable in which case they would be categorized as Level 3.

Municipal Bonds. Municipal bonds are fair valued based on pricing models used by and obtained from an independent pricing service that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized as Level 2; otherwise the fair values would be categorized as Level 3.

Restricted Securities. Restricted securities that are deemed to be Rule 144A securities and illiquid, as well as restricted securities held in non-public entities, are included in Level 3 of the fair value hierarchy to the extent that significant inputs to valuation are unobservable, because they trade infrequently, if at all and, therefore, the inputs are unobservable. Restricted securities that are valued at a discount to similar publicly traded securities may be categorized as Level 2 of the fair value hierarchy to the extent that the discount is considered to be insignificant to the fair value measurement in its entirety; otherwise they may be categorized as Level 3.

U.S. Government and Agency Securities. U.S. government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. government and agency securities are normally categorized in Level 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Transfers from Level 2 to Level 3, if any, occurred primarily due to the lack of observable market data due to decreased market activity or information for these securities. Transfers from Level 3 to Level 2, if any, occurred primarily due to the increased availability of observable market data due to increased market activity or information.

For fair valuations using unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the Notes to the Schedule of Investments for each respective Portfolio.

Net realized gain (loss) and net unrealized appreciation (depreciation), shown on the reconciliation of Level 3 investments, if applicable, are included on the Statements of Operations in net realized gain (loss) on investments in unaffiliated and/or affiliated securities and in net change in unrealized appreciation (depreciation) on investments in unaffiliated and/or affiliated securities, respectively.

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4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

Futures Contracts. Each Portfolio is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Portfolio.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Corporate Bond invests in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk).

Option Contracts. Options purchased by a Portfolio are accounted for in the same manner as portfolio securities. The cost of the underlying instruments acquired through the exercise of call options is increased by the premium paid to purchase the call. The proceeds from instruments sold through the exercise of put options are decreased by the premium paid to purchase the put.

When a Portfolio writes (sells) an option, an amount equal to the premium received by the Portfolio is recorded as a liability. The amount of the liability is subsequently adjusted to reflect the current value of the option written. When an option expires on its stipulated expiration date or a Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the call option was sold), and the liability related to such option is extinguished. When a written call option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining whether a Portfolio has realized a gain or loss. When a written put is exercised, the cost basis of the instruments purchased by a Portfolio is reduced by the amount of the premium received.

Investments in options, whether purchased or written, involve certain risks. Writing put options and purchasing call options may increase a Portfolio’s exposure to the underlying instrument. With written options, there may be times when a Portfolio will be required to purchase or sell instruments to meet its obligation under the option contract where the required action is not beneficial to the Portfolio, due to unfavorable movement of the market price of the underlying instrument.

Option contracts can be traded on a regulated exchange or traded OTC. Unlike the trades on a regulated exchange where the clearinghouse guarantees the performances of both the buyer and the seller, to the extent a Portfolio enters into OTC option transactions with counterparties, the Portfolio will be exposed to the risk that counterparties to these OTC transactions will be unable to meet their obligations under the terms of the transaction.

Value writes call and put options to increase or decrease hedging exposure to underlying instruments (which include credit risk, equity risk, foreign currency exchange rate risk, event risk and/or interest rate risk), increase exposure to various equity markets or certain sectors, gain exposure to or facilitate trading in certain securities and/or, in the case of options written, to generate returns from options premiums.

Collateral and rights of offset. A Portfolio mitigates credit risk with respect to OTC derivative counterparties through credit support annexes (“CSA”) included with an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement which is the standard contract governing all OTC derivative transactions between the Portfolio and each of its counterparties. Although it is not possible to eliminate credit risk entirely, the CSA allows the Portfolio and its counterparty to reduce their exposure to the risk of payment default by the other party by holding an amount in collateral equivalent to the realized and unrealized amount of exposure to the counterparty, which is generally held by the Portfolio’s custodian. An amount of collateral is moved to/from applicable counterparties only if the amount of collateral required to be posted surpasses both the threshold and the minimum transfer amount pre-agreed in the CSA between the Portfolio and the counterparty. See Note 2 “Segregation and Collateralization” for additional information with respect to collateral practices.

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Offsetting of Assets and Liabilities. The following tables present financial instruments that are either (1) offset or (2) subject to an enforceable master netting arrangement or similar agreement as of December 31, 2021:

Liabilities

					Gross Amounts Not Offset on the Statements of Assets and Liabilities
Portfolio	Counterparty	Gross Amounts of Recognized Liabilities	Gross Amounts Offset on the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Amount Payable
Value
Written options at value	JPMorgan Securities LLC	$226	$—	$226	$—	$(192)	$—	$34

Additional	Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2021:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Value	Equity		$—	Written options at value	$405

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Corporate Bond	Interest rate	$—	$—	$1,688	$—	$—	$1,688
Value	Equity	—	—	—	833	—	833

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Corporate Bond	Interest rate	$—	$—	$65	$—	$—	$65
Value	Equity	—	—	—	(228)	—	(228)

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2021, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Corporate Bond	$—	$3,063	$15,288	$—	$—	$—
Value	—	—	—	—	—	317

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

2021	ANNUAL REPORT	83

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Portfolio’s investment adviser through April 30, 2021. Effective April 30, 2021, DMC serves as each Portfolio’s investment adviser. The management fee is accrued daily by each Portfolio at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $3,000M	Over $3,000M
Core Equity	0.700%	0.700%	0.650%	0.650%	0.600%	0.550%
Corporate Bond	0.475	0.475	0.450	0.400	0.400	0.400
Global Bond	0.625	0.600	0.550	0.500	0.500	0.500
Global Equity Income	0.700	0.700	0.650	0.650	0.600	0.550
Global Growth	0.850	0.850	0.830	0.830	0.800	0.760
Limited-Term Bond	0.500	0.450	0.400	0.350	0.350	0.350
Securian Real Estate Securities	0.900	0.900	0.870	0.870	0.840	0.800
Value	0.700	0.700	0.650	0.650	0.600	0.550

DMC may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited, Macquarie Investment Management Austria Kapitalanlage AG, and Macquarie Investment Management Global Limited (together, the “Affiliated Sub-Advisors”). DMC may also permit these Affiliated Sub-Advisors to execute Portfolio security trades on behalf of DMC and exercise investment discretion for securities in certain markets where DMC believes it will be beneficial to utilize an Affiliated Sub-Advisor’s specialized market knowledge. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not a Portfolio, pays each Affiliated Sub-Advisor a portion of its investment management fee.

DMC may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (together, the “Affiliated Sub-Advisors”), to execute Portfolio equity security trades on its behalf. DMC may also seek quantitative support from MIMGL. Although the Affiliated Sub-Advisors serve as sub-advisors, DMC has ultimate responsibility for all investment advisory services. For these services, DMC, not the Portfolio, may pay each Affiliated Sub-Advisor a portion of its investment management fee.

DMC has entered into a Subadvisory Agreement with the following entity on behalf of Securian Real Estate Securities:

Securian Asset Management, Inc. (“Securian”) serves as subadvisor to Securian Real Estate Securities. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of DMC and the Board of Trustees. DMC pays all applicable costs of the subadvisor.

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees could be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio recorded its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with WRSCO, doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services, each Portfolio pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Service Plan. Class II. Under a Service Plan adopted by the Trust pursuant to Rule 12b–1 under the 1940 Act, each Portfolio may pay a service fee to Ivy Distributors, Inc. (“IDI”) through April 30, 2021 and Delaware Distributors, L.P. (“DDLP”) effective April 30, 2021 for Class II shares in an amount not to exceed 0.25% of the Portfolio’s average annual net assets. The fee is to be paid to compensate IDI/DDLP for amounts it expends in connection with the provision of personal services to Policyowners and/or maintenance of Policyowner accounts.

84	ANNUAL REPORT	2021

Expense Reimbursements and/or Waivers. DMC, the Portfolios’ investment manager, DDLP, the Portfolios’ distributor, and/or Waddell & Reed Services Company, doing business as WISC, the Portfolios’ transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses (which would exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any). Portfolio and class expense limitations and related waivers/reimbursements for the year ended December 31, 2021 were as follows:

Portfolio Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Core Equity	Class II	Contractual	10-1-2016	4-30-2022	0.95%	$288	12b-1 Fees and/or Shareholder Servicing
Global Bond	Class II	Voluntary	N/A	N/A	N/A	$124(1)	Investment Management Fee
Global Growth	Class II	Contractual	10-1-2016	4-30-2022	1.13%	$82	12b-1 Fees and/or Shareholder Servicing
Securian Real Estate Securities	Class II	Contractual	12-3-2012	4-30-2022	N/A	$33(2)	Investment Management Fee

(1)

For Portfolios that were managed solely by DMC/IICO, DMC/IICO voluntarily agreed to waive its management fee for any day that a portfolio’s net assets were less than $25 million during the fiscal year.

(2)	The Portfolio’s investment management fee is being reduced by 0.09% of average daily net assets until April 30, 2022.

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Delaware Ivy Funds, Delaware Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds have not utilized the Interfund Lending Program from the period January 1, 2021 to December 31, 2021. Additionally, no interfund loans are outstanding as of December 31, 2021.

7.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Core Equity	$—	$210,658	$—	$403,910
Corporate Bond	92,323	517,434	93,007	502,621
Global Bond	1,095	5,959	1,674	8,254
Global Equity Income	—	336,451	—	400,093
Global Growth	—	34,092	—	57,756
Limited-Term Bond	67,330	135,181	101,186	125,942
Securian Real Estate Securities	—	20,303	—	22,241
Value	—	178,270	—	387,925

2021	ANNUAL REPORT	85

8.	LOANS OF PORTFOLIO SECURITIES ($ amounts in thousands)

Each Portfolio may lend their portfolio securities only to borrowers that are approved by the Portfolio’s securities lending agent, The Bank of New York Mellon (“BNYM”). The borrower pledges and maintains with the Portfolio collateral consisting of cash or securities issued or guaranteed by the U.S. government. The collateral received by the Portfolio is required to have a value of at least 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% of the market value for all other securities, except in the case of loans of foreign securities which are denominated and payable in U.S. dollars, in which case the collateral is required to have a value of at least 102% of the market value of the loaned securities. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio and any excess collateral is returned by the Portfolio on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in the Dreyfus Institutional Preferred Government Money Market Fund—Institutional Shares or certain other registered money market funds and are disclosed in the Portfolio’s Schedule of Investments and are reflected in the Statements of Assets and Liabilities as cash collateral on securities loaned at value. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Portfolio’s Statements of Assets and Liabilities as it is held by the lending agent on behalf of the Portfolio and the Portfolio does not have the ability to re-hypothecate these securities. The securities on loan for each Portfolio are also disclosed in its Schedule of Investments. The total value of any securities on loan as of December 31, 2021 and the total value of the related cash collateral are disclosed in the Statements of Assets and Liabilities. Income earned by the Portfolios from securities lending activity is disclosed in the Statements of Operations.

The following is a summary of each Portfolio’s securities lending positions and related cash and non-cash collateral received as of December 31, 2021:

Portfolio	Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Corporate Bond	$3,048	$1,166	$1,956	$3,122
Global Bond	215	179	41	220
Global Equity Income	5,591	5,932	—	5,932
Limited-Term Bond	299	306	—	306

The cash collateral received amounts presented in the table above are transactions accounted for as secured borrowings and have an overnight and continuous maturity. The proceeds from the cash collateral received is invested in registered money market funds.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Portfolios benefit from a borrower indemnity provided by BNYM. BNYM’s indemnity allows for full replacement of securities lent wherein BNYM will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, BNYM will purchase the unreturned loan securities at BNYM’s expense. However, the Portfolio could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Core Equity				Corporate Bond
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	726	$11,448	2,903	$31,943	27,486	$159,641	31,953	$185,875
Shares issued in reinvestment of distributions to shareholders:
Class II	2,139	32,448	3,675	41,268	8,184	44,860	2,715	15,230
Shares redeemed:
Class II	(12,603)	(203,034)	(12,562)	(153,563)	(30,213)	(172,078)	(28,668)	(162,692)

Net increase (decrease)	(9,738)	$(159,138)	(5,984)	$(80,352)	5,457	$32,423	6,000	$38,413

86	ANNUAL REPORT	2021

	Global Bond				Global Equity Income
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	834	$4,282	1,085	$5,544	2,754	$18,193	16,011	$80,580
Shares issued in reinvestment of distributions to shareholders:
Class II	147	736	164	784	1,077	7,042	1,697	8,016
Shares redeemed:
Class II	(1,612)	(8,191)	(1,406)	(7,089)	(13,470)	(88,835)	(14,700)	(75,899)

Net increase (decrease)	(631)	$(3,173)	(157)	$(761)	(9,639)	$(63,600)	3,008	$12,697

	Global Growth				Limited-Term Bond
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	697	$3,185	1,469	$5,075	15,427	$76,583	25,074	$124,940
Shares issued in reinvestment of distributions to shareholders:
Class II	1,757	7,648	178	585	1,731	8,512	2,180	10,693
Shares redeemed:
Class II	(5,540)	(25,448)	(6,864)	(24,898)	(23,002)	(113,365)	(32,863)	(163,666)

Net decrease	(3,086)	$(14,615)	(5,217)	$(19,238)	(5,844)	$(28,270)	(5,609)	$(28,033)

	Securian Real Estate Securities				Value
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	599	$4,942	644	$4,266	1,830	$13,691	15,095	$79,254
Shares issued in reinvestment of distributions to shareholders:
Class II	112	882	494	2,884	1,137	8,558	5,308	26,609
Shares redeemed:
Class II	(932)	(7,786)	(1,084)	(7,443)	(30,759)	(235,245)	(23,715)	(128,980)

Net increase (decrease)	(221)	$(1,962)	54	$(293)	(27,792)	$(212,996)	(3,312)	$(23,117)

10.	COMMITMENTS

Bridge loan commitments may obligate a Portfolio to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income is included in interest income on the Statements of Operations. At December 31, 2021, there were no outstanding bridge loan commitments.

11.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal year ended December 31, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Portfolio in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf

2021	ANNUAL REPORT	87

has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Portfolio’s financial statements.

12.	BORROWINGS

On November 1, 2021, the Portfolios were added (by way of amendment) as additional participants to a $355,000,000 revolving line of credit (Agreement). The Agreement also includes certain other funds in the Delaware Funds (together with the Portfolios, the Participants) and is intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the amendment to the Agreement, the Participants are charged an annual commitment fee of 0.15%, with the addition of an upfront fee of 0.05%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on October 31, 2022. The Portfolios had no amounts outstanding as of December 31, 2021, or at any time during the year then ended.

13.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation (Depreciation)
Core Equity	$472,522	$264,887	$1,978	$262,909
Corporate Bond	652,383	17,411	6,611	10,800
Global Bond	16,182	546	226	320
Global Equity Income	289,232	13,266	1,794	11,472
Global Growth	98,434	63,305	2,633	60,672
Limited-Term Bond	390,201	2,468	2,785	(317)
Securian Real Estate Securities	32,378	9,299	300	8,999
Value	283,499	91,068	4,979	86,089

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2021 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late-Year Ordinary Losses Deferred
Core Equity	$19,881	$112,537	$—	$—	$—
Corporate Bond	17,960	11,074	—	—	—
Global Bond	540	—	—	—	—
Global Equity Income	21,774	46,305	—	—	—
Global Growth	2,721	17,236	—	—	—
Limited-Term Bond	4,952	2,114	—	—	—
Securian Real Estate Securities	2,096	2,510	—	—	—
Value	37,151	70,776	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

88	ANNUAL REPORT	2021

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021		December 31, 2020
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Core Equity	$4,049	$28,399	$10,009	$31,259
Corporate Bond	32,013	12,847	15,230	—
Global Bond	736	—	784	—
Global Equity Income	7,042	—	8,016	—
Global Growth	89	7,560	585	—
Limited-Term Bond	8,512	—	10,693	—
Securian Real Estate Securities	329	553	942	1,942
Value	8,558	—	10,310	16,299

(1)	Includes short-term capital gains, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Accumulated capital losses represent net capital loss carryovers as of December 31, 2021 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. As of December 31, 2021, the capital loss carryforwards were as follows:

Portfolio	Short-Term Capital Loss Carryover	Long-Term Capital Loss Carryover
Core Equity	$—	$—
Corporate Bond	—	—
Global Bond	218	834
Global Equity Income	—	—
Global Growth	—	—
Limited-Term Bond	—	—
Securian Real Estate Securities	—	—
Value	—	—

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions. At December 31, 2021 , the following reclassifications were made:

Portfolio	Accumulated Earnings Gain (Loss)		Paid-In Capital
Core Equity	$—	*	$—	*
Corporate Bond	—		—
Global Bond	—		—
Global Equity Income	—		—
Global Growth	—		—
Limited-Term Bond	—		—
Securian Real Estate Securities	—		—
Value	1		(1)

* Not shown due to rounding.

2021	ANNUAL REPORT	89

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Bond, Delaware Ivy VIP Global Equity Income, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Securian Real Estate Securities and Delaware Ivy VIP Value

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Core Equity, Delaware Ivy VIP Corporate Bond, Delaware Ivy VIP Global Bond, Delaware Ivy VIP Global Equity Income, Delaware Ivy VIP Global Growth, Delaware Ivy VIP Limited-Term Bond, Delaware Ivy VIP Securian Real Estate Securities and Delaware Ivy VIP Value (formerly known as Ivy VIP Core Equity, Ivy VIP Corporate Bond, Ivy VIP Global Bond, Ivy VIP Global Equity Income, Ivy VIP Global Growth, Ivy VIP Limited-Term Bond, Ivy VIP Securian Real Estate Securities and Ivy VIP Value, respectively) (eight of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

90	ANNUAL REPORT	2021

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations for the tax period ended December 31, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations
Core Equity	$4,047,120	$—
Corporate Bond	—	9,760
Global Bond	—	2,020
Global Equity Income	3,321,727	—
Global Growth	87,441	124
Limited-Term Bond	—	15,398
Securian Real Estate Securities	—	—
Value	8,554,512	—

The Portfolios hereby designate the following amounts as distributions of long-term capital gains:

Core Equity	$28,399,815
Corporate Bond	12,847,459
Global Bond	—
Global Equity Income	—
Global Growth	7,559,604
Limited-Term Bond	—
Securian Real Estate Securities	552,868
Value	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Global Equity Income	$478,292	$4,890,898

2021	ANNUAL REPORT	91

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	IVY VIP

(UNAUDITED)

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)

Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	150

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy Funds Complex (2019-2021)

92	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015- 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	150

Director, OU Medicine, Inc. (2020-present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Trustee, Ivy Funds Complex (1998-2021)

2021	ANNUAL REPORT	93

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	150

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy Funds Complex (2019-2021)

Director, Brixmor Property Group Inc. (2021-Present)

Director, Sera Prognostics Inc. (biotechnology) (2021-Present)

Director, Recology (resource recovery) (2021-Present)

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

94	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers

	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Portfolios includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888-923-3355.

2021	ANNUAL REPORT	95

ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios

What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

96	ANNUAL REPORT	2021

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

2021	ANNUAL REPORT	97

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923-3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

98	ANNUAL REPORT	2021

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

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102	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Global/International Portfolios

Delaware Ivy VIP Global Equity Income

Delaware Ivy VIP Global Growth

Delaware Ivy VIP International Core Equity

Domestic Equity Portfolios

Delaware Ivy VIP Core Equity

Delaware Ivy VIP Growth

Delaware Ivy VIP Mid Cap Growth

Delaware Ivy VIP Small Cap Growth

Delaware Ivy VIP Smid Cap Core

Delaware Ivy VIP Value

Fixed Income Portfolios

Delaware Ivy VIP Corporate Bond

Delaware Ivy VIP Global Bond

Delaware Ivy VIP High Income

Delaware Ivy VIP Limited-Term Bond

Money Market Portfolio

Delaware Ivy VIP Government Money Market

Specialty Portfolios

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Balanced

Delaware Ivy VIP Energy

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive —Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Delaware Ivy VIP Science and Technology

Delaware Ivy VIP Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2021	ANNUAL REPORT	103

ANN-VIP2 (12/21)

VARIABLE INSURANCE PORTFOLIOS	Annual Report DECEMBER 31, 2021

IVY VARIABLE INSURANCE PORTFOLIOS*

Delaware Ivy VIP Pathfinder Aggressive (formerly, Ivy VIP Pathfinder Aggressive)	Class II

Delaware Ivy VIP Pathfinder Conservative (formerly, Ivy VIP Pathfinder Conservative)	Class II

Delaware Ivy VIP Pathfinder Moderate (formerly, Ivy VIP Pathfinder Moderate)	Class II

Delaware Ivy VIP Pathfinder Moderately Aggressive (formerly, Ivy VIP Pathfinder Moderately Aggressive)	Class II

Delaware Ivy VIP Pathfinder Moderately Conservative (formerly, Ivy VIP Pathfinder Moderately Conservative)	Class II

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility (formerly Ivy VIP Pathfinder Moderate — Managed Volatility)	Class II

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility)	Class II

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility (formerly, Ivy VIP Pathfinder Moderately Conservative — Managed Volatility)	Class II

Delaware Ivy VIP Government Money Market (formerly, Ivy VIP Government Money Market)	Class II

*	Effective July 1, 2021, the name of each portfolio has been updated from Ivy VIP to Delaware Ivy VIP as indicated.

IVY INVESTMENTS® refers to the investment management and investment advisory services offered by Macquarie Investment Management Business Trust (MIMBT) through its various series.

On December 2, 2020, Waddell & Reed Financial, Inc. (“WDR”), the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios (the “VIP Portfolios”), and Macquarie Management Holdings, Inc., the U.S. holding company for Macquarie Group Limited’s U.S. asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of WDR (the “Transaction”).

The Transaction closed on April 30, 2021. The VIP Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company, a series of Macquarie Investment Management Business Trust, and distributed by Delaware Distributors, L.P.

CONTENTS	IVY VIP

Macquarie Investment Management (MIM) is a global asset manager with offices in the United States, Europe, Asia, and Australia. As active managers, we prioritize autonomy and accountability at the investment team level in pursuit of opportunities that matter for clients. Delaware Funds is one of the longest-standing mutual fund families, with more than 80 years in existence.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Funds or obtain a prospectus at www.ivyinvestments.com/reports/vip.

To view your shareholder statement online, go to www.ivyinvestments.com, log in to your account, and select “Statements,” or to view a mutual fund fee and expense calculator, visit https://tools.finra.org/fund_analyzer/.

Macquarie Asset Management (MAM) offers a diverse range of products including securities investment management, infrastructure and real asset management, and fund and equity-based structured products. MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group. This includes the following investment advisers: Macquarie Investment Management Business Trust (MIMBT), Macquarie Funds Management Hong Kong Limited, Macquarie Investment Management Austria Kapitalanlage AG, Macquarie Investment Management Global Limited, Macquarie Investment Management Europe Limited, and Macquarie Investment Management Europe S.A.

The Portfolios are distributed by Delaware Distributors, L.P. (DDLP), an affiliate of MIMBT and Macquarie Group Limited.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

The Portfolios are governed by US laws and regulations. Unless otherwise noted, views expressed herein are current as of December 31, 2021, and subject to change for events occurring after such date. The Portfolios are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Advisory services provided by Delaware Management Company, a series of MIMBT, a US registered investment advisor. All third-party marks cited are the property of their respective owners.

© 2022 Macquarie Management Holdings, Inc.

2	ANNUAL REPORT	2021

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses. The following table is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder in the underlying Delaware Ivy VIP Portfolios, the Pathfinder Aggressive, Pathfinder Conservative, Pathfinder Moderate, Pathfinder Moderately Aggressive and Pathfinder Moderately Conservative Portfolios (collectively, the “Pathfinder Portfolios”) and the Pathfinder Moderate — Managed Volatility, Pathfinder Moderately Aggressive — Managed Volatility and Pathfinder Moderately Conservative — Managed Volatility Portfolios (collectively, the “Managed Volatility Portfolios”) will indirectly bear their pro rata share of the expenses incurred by the underlying funds. These expenses are not included in the Pathfinder Portfolios’ or Managed Volatility Portfolios’ annualized expense ratios or the expenses paid during the period. These expenses are, however, included in the effective expenses paid during the period. The example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period ended December 31, 2021.

Actual Expenses

The first section in the following table provides information about actual investment values and actual expenses for each share class. You may use the information in this section, together with your initial investment in Portfolio shares, to estimate the expenses that you paid over the period. Simply divide the value of that investment by $1,000 (for example, a $7,500 initial investment divided by $1,000 = 7.5), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your investment during this period. In addition, there are fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held. Additional fees have the effect of reducing investment returns.

Hypothetical Example for Comparison Purposes

The second section in the following table provides information about hypothetical investment values and hypothetical expenses for each share class based on the Portfolio’s actual expense ratio and an assumed rate of return of five percent per year before expenses, which is not the Portfolio’s actual return. The hypothetical investment values and expenses may not be used to estimate the actual investment value at the end of the period or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this five percent hypothetical example with the five percent hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs as a shareholder of the Portfolio and do not reflect any fees and expenses imposed under the variable annuity or variable life insurance contract through which shares of the Portfolio are held.

Expenses paid may be impacted by expense reduction arrangements. If those arrangements had not been in place, expenses paid would have been higher. See Note 5 in Notes to Financial Statements for further information.

2021	ANNUAL REPORT	3

ILLUSTRATION OF PORTFOLIO EXPENSES	IVY VIP

(UNAUDITED)

	Actual(1)			Hypothetical(2)

Portfolio	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Beginning Account Value 6-30-21	Ending Account Value 12-31-21	Expenses Paid During Period*	Annualized Expense Ratio Based on the Six-Month Period
Pathfinder Aggressive(a)
Class II	$1,000	$1,060.80	$0.31	$1,000	$1,024.91	$0.30	0.06%
Pathfinder Conservative(b)
Class II	$1,000	$1,034.60	$0.31	$1,000	$1,024.94	$0.30	0.05%
Pathfinder Moderate(c)
Class II	$1,000	$1,047.90	$0.10	$1,000	$1,025.07	$0.10	0.03%
Pathfinder Moderately Aggressive(d)
Class II	$1,000	$1,054.50	$0.10	$1,000	$1,025.07	$0.10	0.03%
Pathfinder Moderately Conservative(e)
Class II	$1,000	$1,041.10	$0.20	$1,000	$1,025.02	$0.20	0.04%
Pathfinder Moderate — Managed Volatility(f)
Class II	$1,000	$1,040.60	$1.12	$1,000	$1,024.11	$1.11	0.22%
Pathfinder Moderately Aggressive — Managed Volatility(g)
Class II	$1,000	$1,047.30	$1.33	$1,000	$1,023.92	$1.32	0.26%
Pathfinder Moderately Conservative — Managed Volatility(h)
Class II	$1,000	$1,033.60	$1.32	$1,000	$1,023.90	$1.32	0.26%
Government Money Market(i)
Class II	$1,000	$1,000.00	$0.30	$1,000	$1,024.88	$0.30	0.08%

*

Portfolio expenses are equal to the Portfolio’s annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by 184 days in the six-month period ended December 31, 2021, and divided by 365.

(1)

This section uses the Portfolio’s actual total return and actual Portfolio expenses. It is a guide to the actual expenses paid by the Portfolio in the period. The “Ending Account Value” shown is computed using the Portfolio’s actual return and the “Expenses Paid During Period” column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Portfolio. A shareholder may use the information here, together with the dollar amount invested, to estimate the expenses that were paid over the period. For every thousand dollars a shareholder has invested, the expenses are listed in the last column of this section.

(2)

This section uses a hypothetical five percent annual return and actual Portfolio expenses. It helps to compare the Portfolio’s ongoing costs with other mutual funds. A shareholder can compare the Portfolio’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other Portfolios.

(a)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Aggressive changed to Delaware Ivy VIP Pathfinder Aggressive.

(b)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Conservative changed to Delaware Ivy VIP Pathfinder Conservative.

(c)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderate changed to Delaware Ivy VIP Pathfinder Moderate.

(d)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Aggressive changed to Delaware Ivy VIP Pathfinder Moderately Aggressive.

(e)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Conservative changed to Delaware Ivy VIP Pathfinder Moderately Conservative.

(f)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderate — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderate — Managed Volatility.

(g)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility.

(h)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Conservative — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility.

(i)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Government Money Market to Delaware Ivy VIP Government Money Market.

The above illustrations are based on ongoing costs only.

4	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	PATHFINDER PORTFOLIOS

(UNAUDITED)

On September 13, 2021, the Board of Trustees (Board) of the Ivy Variable Insurance Portfolios approved appointing a sub-advisor for each of the five Delaware Ivy VIP Pathfinder Portfolios (the “Pathfinder Portfolios”), and an additional sub-advisor for each of the three Delaware Ivy VIP Pathfinder Managed Volatility Portfolios (the “Managed Volatility Portfolios”) (the Pathfinder Portfolios and the Managed Volatility Portfolios, together, the “Portfolios”), Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), and MIMAK portfolio managers Stefan Löwenthal and Jürgen Wurzer and Aaron D. Young of Delaware Management Company (DMC) as portfolio managers. In connection with these changes, the Board approved applicable revisions to the Portfolios’ investment strategies. All changes took effect on November 15, 2021.

Below, Stefan Löwenthal, Jürgen Wurzer and Aaron D. Young, portfolio managers of each of the five Pathfinder Portfolios and the three Managed Volatility Portfolios, discuss positioning, performance and results for the fiscal year ended December 31, 2021. Mr. Löwenthal and Mr. Wurzer have managed the Portfolios since November 2021, while Mr. Young has managed the Portfolios since 2016. Since the Managed Volatility Portfolios’ inception, Securian Asset Management, Inc., (Securian) has served as the subadvisor for the volatility management strategy. Craig Stapleton, CFA of Securian, has 19 years of industry experience and has managed the volatility management strategy since inception. Merlin Erickson, with 29 years of industry experience, and Jeremy Gogos, Ph.D., CFA, with 9 years of industry experience, both of Securian, have managed the strategy since 2017.

Fiscal Year Performance

For the 12 Months Ended December 31, 2021
Delaware Ivy VIP Pathfinder Aggressive	18.93%
55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg US Credit Index	17.04%
Delaware Ivy VIP Pathfinder Conservative	10.18%
35% Russell 3000 Index + 35% Bloomberg US Credit Index + 20% Bloomberg 1-3 Year US Gov/Credit Index + 10% MSCI EAFE Index	9.17%
Delaware Ivy VIP Pathfinder Moderate	14.66%
45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Gov/Credit Index	13.06%
Delaware Ivy VIP Pathfinder Moderately Aggressive	16.88%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Gov/Credit Index	15.04%
Delaware Ivy VIP Pathfinder Moderately Conservative	12.37%
40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Gov/Credit Index	11.10%
Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility	10.72%
40% Russell 3000 Index + 30% Bloomberg US Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year US Gov/Credit Index	11.10%
Delaware Ivy VIP Pathfinder Moderate — Managed Volatility	12.99%
45% Russell 3000 Index + 25% Bloomberg US Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year US Gov/Credit Index	13.06%
Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility	15.24%
50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg US Credit Index + 5% Bloomberg 1-3 Year US Gov/Credit Index	15.04%

2021	ANNUAL REPORT	5

Index Performance

Russell 3000 Index	25.66%
(generally reflects the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market.)
MSCI EAFE Index	11.26%
(generally reflects the performance of equity securities across 21 developed market countries in Europe, Australasia and the Far East.)
Bloomberg US Credit Index	-1.08%

(generally reflects the performance of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. Issues are rated at least Baa by Moody’s Investors Service or BBB by Standard & Poor’s, if unrated by Moody’s. Collateralized Mortgage Obligations (CMOs) are not included.)

Bloomberg 1-3 Year US Gov/Credit Index	-0.47%
(generally reflects the performance of Treasuries, agencies, publicly issued US corporate and foreign debentures and secured notes with at least one but less than three years to maturity.)

Multiple indexes are shown because the Portfolios invest in multiple asset classes.

Past performance is not a guarantee of future results. For additional performance information for each Portfolio, please see the Comparison of Change in Value of a $10,000 Investment and the Average Annual Total Return information for each Portfolio found in this report.

Please note that the Portfolio returns include applicable investment fees and expenses, whereas the index returns do not include any such fees. Also, each Portfolio’s performance data does not take into account any product expenses or charges associated with owning a variable life or annuity policy, which is invested in Ivy Variable Insurance Portfolios.

Year in review

Global economic activity continued its astounding rebound from the pandemic shock and exceeded expectations in the first half of the fiscal year. However, it was not entirely a quiet ride. Equity volatility increased during the third quarter as growth slowed and fiscal stimulus expectations were disappointing. Amidst this growth slowdown, stagflation concerns grew as inflation increased, largely driven by supply chain issues, bottlenecks, and shortages. Despite this volatility, the market climbed many proverbial walls of worry and continued its ascent higher through the fourth quarter as growth remained robust and many potential risk factors were avoided. The US circumvented a debt crisis at the last moment, per the usual script, and simultaneously avoided significant tax hikes, which at one point, seemed a quite likely threat to corporate profits and potentially consumption. Although the market did not get the entirety of the fiscal stimulus package once promised, it may have been a positive in terms of not creating additional inflationary pressures.

The evolution of the pandemic continues to have a significant influence on the risk appetite of financial markets, and despite worrying virus mutations and the continued spread of cases, the vaccines remain a robust tool in response to the crisis. Vaccine approvals were recently extended to younger age groups and the rollout of booster shots enhanced protection for older demographics. Each subsequent wave of COVID-19 infections has inflicted less severe human, economic, and market damage as vaccines remain highly effective in reducing severe outcomes and populations have increasing resilience from both prior infections and inoculations.

Following the dramatic surge in economic activity from the depths of the crisis, monetary policy is now shifting, globally. Many central banks have already hiked policy rates and are either discussing or actively in the process of tapering quantitative easing (QE) purchases and discussing plans to actively reduce assets held on balance sheets. In the US, the US Federal Reserve (Fed) has begun tapering its QE program, and although tapering is not tightening, per se, the Fed has guided market expectations for several interest rate hikes in 2022.

All said, economic activity and corporate earnings have remained robust, inflationary pressures in supply chains have eased (although others like labor and housing are rising), and central banks are gradually normalizing monetary policy as the global economy elapses the extreme shock of the pandemic and returns to a more normal regime where extreme policy stimulus is no longer prudent nor desirable.

Equity markets vastly outperformed fixed income, with developed markets outperforming emerging markets and the US significantly outperforming other developed markets. China was a distinct outlier, with significant underperformance because of its stringent “zero COVID” policy and various disruptive regulatory actions in technology and property sectors. Energy, along with other cyclical sectors, outperformed defensive sectors such as consumer staples, utilities, and telecommunications. Fixed-income markets were more challenging. Investment-grade returns were primarily driven by duration exposures as expectations for tighter central bank monetary policy lifted interest rates and credit spreads did little to offset that headwind. The high-yield bond market outperformed investment grade due to lower interest-rate sensitivity and a more significant narrowing of credit spreads in these riskier assets. From a currency perspective, US dollar strength was the dominant theme, with many non-US dollar linked emerging-market currencies exhibiting significant weakness.

6	ANNUAL REPORT	2021

Performance review

Each of the Portfolios finished the year with double-digit, positive returns in 2021. The broad strength across equities was reflected by portfolio benchmarks. The Russell 3000 Index return exceeded 25% and the MSCI EAFE Index return exceeded 11%. Fixed-income returns were slightly negative on the year as interest rates rose. The performance of the Portfolios reflects the mix of returns in the underlying funds during the period and their allocation weightings. A detractor to relative performance was exposure to mid-cap and small-cap equity funds, which underperformed the broader US equity benchmark. However, this slight headwind was offset by a combination of manager outperformance in the small- and mid-cap strategies as well as positive contributions from every other underlying fund in the Portfolio versus its respective asset class benchmark. During the period, the Portfolios undertook only modest changes in the weightings of underlying funds to manage exposures commensurate with the investment objectives of the Portfolios.

Outlook

In the coming year, the global economy is likely to continue transitioning from unsustainably high growth to a slower and more sustainable level, supported by moderate corporate earnings growth and buffered by strong consumer and corporate balance sheets.

Inflationary forces are expected to be manageable as transitory pressures abate. However, the future path of inflation data and the Fed’s response function to it will be critical to engineering a soft landing. Labor force participation rates and productivity dynamics will be pivotal in determining what level of growth can be sustained without forcing excessively tight monetary policy.

Of course, the pandemic remains a key risk factor. That said, higher rates of vaccination and natural immunity may be approaching critical mass in many geographies, which hopefully mitigates the risk of overwhelming health care systems.

With tapering commencing and tightening soon on the way, we believe the market will be forced to reckon with higher discount rates, which have already proven to be a headwind for equity valuations. However, recessions and market corrections do not typically begin at the start of rate-hike cycles but rather when earnings decline. And although the rate of earnings growth is slowing, it remains positive. Additionally, the consensus currently expects the Fed Funds Rate to remain lower than pre-crisis, 2019 levels for the next two years.

That said, equity valuations remain a risk factor, as many measures significantly exceed historical averages and have likely peaked given the shift in monetary policy. Equity multiples often decline during tightening cycles, but the asset class can still produce positive returns if inflation remains moderate and interest rates stay relatively low as earnings growth exceeds multiple contraction. Given this balanced outlook, equity allocations are rather neutral with respect to asset class, geography, industry, and style. As a result, we believe the most significant driver of relative returns may be our underlying active managers’ ability to add alpha through security selection.

Effective July 1, 2021, the name of each Portfolio changed by adding the word “Delaware” in front of the words “Ivy VIP.”

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios (“the VIP Portfolios”), and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

Past performance is not a guarantee of future results. As with any mutual fund, the value of each Portfolio’s shares will change, and you could lose money on your investment.

Investing involves risk, including the possible loss of principal.

The ability of each Portfolio to meet its investment objective depends both on the allocation of its assets among the Underlying Funds and the ability of those funds to meet their respective investment objectives. Each Portfolio’s share price will likely change daily based on the performance of the Underlying Funds in which it invests. In general, each Portfolio is subject to the same risks as those of the Underlying Funds it holds. Because the Portfolios are weighted toward Underlying Funds that invest in stocks, both US and foreign, including mid cap and small cap stocks, as well as bonds and short-term instruments, the Portfolios are more subject to the risks associated with those investments.

2021	ANNUAL REPORT	7

Fixed income securities and bond portfolios can lose value, and investors can lose principal as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt. This includes prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

IBOR risk is the risk that changes related to the use of the London interbank offered rate (LIBOR) or similar rates (such as EONIA) could have adverse impacts on financial instruments that reference these rates. The abandonment of these rates and transition to alternative rates could affect the value and liquidity of instruments that reference them and could affect investment strategy performance.

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Portfolio’s investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent the Portfolio from executing advantageous investment decisions in a timely manner and could negatively impact the Portfolio’s ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of the Portfolio.

Securian Asset Management, Inc., may be unsuccessful in managing volatility, and there is a risk that the Managed Volatility Portfolios may experience a high level of volatility in their returns. The Portfolios’ holdings are subject to price volatility, and the Portfolios may not be any less volatile than the market as a whole and could be more volatile. In addition, there can be no guarantee that the Portfolios will achieve their goal of managing the volatility of their equity returns. Furthermore, while the management of volatility seeks competitive returns with more consistent volatility, the management of volatility does not ensure that the Portfolios will deliver competitive returns. Additionally, even if successful, the Portfolios’ management of volatility may also generally result in the Portfolios’ NAV increasing to a lesser degree than the markets (for example, in a rising market with relatively high volatility) or decreasing to a greater degree than the market (for example, in a declining market with relatively low volatility). The Portfolios’ managed volatility strategy may expose the Portfolios to losses (some of which may be sudden) to which it would not have otherwise been exposed if invested only in Underlying Funds. Additionally, the derivatives used by Securian Asset Management to hedge the value of the Portfolios are not identical to the Underlying Funds, and as a result, the Portfolios’ investment in derivatives may decline in value at the same time as the Portfolios’ investment in Underlying Funds. Securian Asset Management does not intend to attempt to manage the volatility of the Portfolios’ fixed-income returns. It is possible that the fixed-income portion of the Portfolios, whose volatility would not be managed by the volatility management strategy, could become more volatile than the equity portion of the Portfolios.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The indexes noted are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of any Pathfinder Portfolio or Managed Volatility Portfolio.

8	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Pathfinder Aggressive(a) – Asset Allocation

Delaware Ivy VIP Growth, Class II	19.6%
Delaware Ivy VIP International Core Equity, Class II	16.1%
Delaware Ivy VIP Global Equity Income, Class II	13.5%
Delaware Ivy VIP Core Equity, Class II	12.4%
Delaware Ivy VIP Value, Class II	10.6%
Delaware Ivy VIP Corporate Bond, Class II	9.7%
Delaware Ivy VIP Mid Cap Growth, Class I	9.7%
Delaware Ivy VIP Limited-Term Bond, Class II	5.0%
Delaware Ivy VIP Small Cap Growth, Class I	2.3%
Delaware Ivy VIP Smid Cap Core, Class II	0.6%
Delaware Ivy VIP High Income, Class I	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.3%

Pathfinder Conservative(b) – Asset Allocation

Delaware Ivy VIP Corporate Bond, Class II	28.6%
Delaware Ivy VIP Limited-Term Bond, Class II	24.8%
Delaware Ivy VIP Growth, Class II	12.9%
Delaware Ivy VIP Core Equity, Class II	7.3%
Delaware Ivy VIP Mid Cap Growth, Class I	6.8%
Delaware Ivy VIP Value, Class II	6.6%
Delaware Ivy VIP International Core Equity, Class II	5.4%
Delaware Ivy VIP Global Equity Income, Class II	4.5%
Delaware Ivy VIP Small Cap Growth, Class I	1.4%
Delaware Ivy VIP High Income, Class I	1.3%
Delaware Ivy VIP Smid Cap Core, Class II	0.1%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.3%

Pathfinder Moderate(c) – Asset Allocation

Delaware Ivy VIP Corporate Bond, Class II	19.2%
Delaware Ivy VIP Growth, Class II	16.3%
Delaware Ivy VIP Limited-Term Bond, Class II	14.9%
Delaware Ivy VIP International Core Equity, Class II	10.7%
Delaware Ivy VIP Core Equity, Class II	9.9%
Delaware Ivy VIP Global Equity Income, Class II	9.0%
Delaware Ivy VIP Value, Class II	8.6%
Delaware Ivy VIP Mid Cap Growth, Class I	8.2%
Delaware Ivy VIP Small Cap Growth, Class I	1.8%
Delaware Ivy VIP High Income, Class I	0.8%
Delaware Ivy VIP Smid Cap Core, Class II	0.4%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

Pathfinder Moderately Aggressive(d) – Asset Allocation

Delaware Ivy VIP Growth, Class II	18.0%
Delaware Ivy VIP Corporate Bond, Class II	14.5%
Delaware Ivy VIP International Core Equity, Class II	13.4%
Delaware Ivy VIP Core Equity, Class II	11.2%
Delaware Ivy VIP Global Equity Income, Class II	11.2%
Delaware Ivy VIP Limited-Term Bond, Class II	9.9%
Delaware Ivy VIP Value, Class II	9.6%
Delaware Ivy VIP Mid Cap Growth, Class I	8.9%
Delaware Ivy VIP Small Cap Growth, Class I	2.1%
Delaware Ivy VIP High Income, Class I	0.5%
Delaware Ivy VIP Smid Cap Core, Class II	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	0.2%

2021	ANNUAL REPORT	9

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Pathfinder Moderately Conservative(e) – Asset Allocation

Delaware Ivy VIP Corporate Bond, Class II	23.9%
Delaware Ivy VIP Limited-Term Bond, Class II	19.8%
Delaware Ivy VIP Growth, Class II	14.6%
Delaware Ivy VIP Core Equity, Class II	8.6%
Delaware Ivy VIP International Core Equity, Class II	8.0%
Delaware Ivy VIP Value, Class II	7.6%
Delaware Ivy VIP Mid Cap Growth, Class I	7.5%
Delaware Ivy VIP Global Equity Income, Class II	6.7%
Delaware Ivy VIP Small Cap Growth, Class I	1.6%
Delaware Ivy VIP High Income, Class I	1.0%
Delaware Ivy VIP Smid Cap Core, Class II	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	0.5%

Pathfinder Moderate – Managed Volatility(f) – Asset Allocation

Delaware Ivy VIP Corporate Bond, Class II	18.6%
Delaware Ivy VIP Growth, Class II	15.9%
Delaware Ivy VIP Limited-Term Bond, Class II	14.4%
Delaware Ivy VIP International Core Equity, Class II	10.4%
Delaware Ivy VIP Core Equity, Class II	9.6%
Delaware Ivy VIP Global Equity Income, Class II	8.7%
Delaware Ivy VIP Value, Class II	8.3%
Delaware Ivy VIP Mid Cap Growth, Class I	8.0%
Delaware Ivy VIP Small Cap Growth, Class I	1.8%
Delaware Ivy VIP High Income, Class I	0.7%
Delaware Ivy VIP Smid Cap Core, Class II	0.3%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Pathfinder Moderately Aggressive – Managed Volatility(g) – Asset Allocation

Delaware Ivy VIP Growth, Class II	17.4%
Delaware Ivy VIP Corporate Bond, Class II	14.0%
Delaware Ivy VIP International Core Equity, Class II	13.0%
Delaware Ivy VIP Global Equity Income, Class II	10.9%
Delaware Ivy VIP Core Equity, Class II	10.8%
Delaware Ivy VIP Limited-Term Bond, Class II	9.6%
Delaware Ivy VIP Value, Class II	9.3%
Delaware Ivy VIP Mid Cap Growth, Class I	8.7%
Delaware Ivy VIP Small Cap Growth, Class I	2.0%
Delaware Ivy VIP High Income, Class I	0.5%
Delaware Ivy VIP Smid Cap Core, Class II	0.5%
Cash and Other Assets (Net of Liabilities), and Cash Equivalents+	3.3%

Pathfinder Moderately Conservative – Managed Volatility(h) – Asset Allocation

Delaware Ivy VIP Corporate Bond, Class II	23.3%
Delaware Ivy VIP Limited-Term Bond, Class II	19.3%
Delaware Ivy VIP Growth, Class II	14.5%
Delaware Ivy VIP Core Equity, Class II	8.5%
Delaware Ivy VIP International Core Equity, Class II	7.8%
Delaware Ivy VIP Mid Cap Growth, Class I	7.4%
Delaware Ivy VIP Value, Class II	7.4%
Delaware Ivy VIP Global Equity Income, Class II	6.5%
Delaware Ivy VIP Small Cap Growth, Class I	1.5%
Delaware Ivy VIP High Income, Class I	1.0%
Delaware Ivy VIP Smid Cap Core, Class II	0.2%
Liabilities (Net of Cash and Other Assets), and Cash Equivalents+	2.6%

The percentages of investments in the underlying funds may not currently be within the target allocation ranges disclosed in the Portfolios’ prospectus due to market movements; these percentages are expected to change over time, and deviation from the target allocation ranges due to market movements is permitted by the prospectus.

+

Cash equivalents are defined as highly liquid securities with maturities of less than three months. Cash equivalents may include U.S. Government Treasury bills, bank certificates of deposit, bankers’ acceptances, corporate commercial paper and other money market instruments.

(a)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Aggressive changed to Delaware Ivy VIP Pathfinder Aggressive.

(b)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Conservative changed to Delaware Ivy VIP Pathfinder Conservative.

(c)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderate changed to Delaware Ivy VIP Pathfinder Moderate.

(d)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Aggressive changed to Delaware Ivy VIP Pathfinder Moderately Aggressive.

10	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	PATHFINDER PORTFOLIOS

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

(e)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Conservative changed to Delaware Ivy VIP Pathfinder Moderately Conservative.

(f)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderate — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderate — Managed Volatility.

(g)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility.

(h)	Effective July 1, 2021, the name of Ivy VIP Pathfinder Moderately Conservative — Managed Volatility changed to Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility.

2021	ANNUAL REPORT	11

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^	The Blended Benchmark is computed using a combination of 55% Russell 3000 Index + 30% MSCI EAFE Index + 15% Bloomberg U.S. Credit Index.

^	The Blended Benchmark is computed using a combination of 35% Russell 3000 Index + 35% Bloomberg U.S. Credit Index + 20% Bloomberg 1-3 Year U.S.Gov/Credit Index + 10% MSCI EAFE Index.

See footnotes on page 11.

12	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^	The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year U.S. Gov/Credit Index.

^	The Blended Benchmark is computed using a combination of 50% Russell 3000 Index +25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year U.S. Gov/Credit Index.

See footnotes on page 11.

2021	ANNUAL REPORT	13

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^	The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year U.S. Gov/Credit Index.

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Aggressive	Pathfinder Conservative	Pathfinder Moderate	Pathfinder Moderately Aggressive	Pathfinder Moderately Conservative
1-year period ended 12-31-21	18.93%	10.18%	14.66%	16.88%	12.37%
5-year period ended 12-31-21	14.24%	9.06%	11.46%	12.68%	10.35%
10-year period ended 12-31-21	11.83%	7.29%	9.45%	10.55%	8.41%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

14	ANNUAL REPORT	2021

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^	The Blended Benchmark is computed using a combination of 45% Russell 3000 Index + 25% Bloomberg U.S. Credit Index + 20% MSCI EAFE Index + 10% Bloomberg 1-3 Year U.S.Gov/Credit Index.

^	The Blended Benchmark is computed using a combination of 50% Russell 3000 Index + 25% MSCI EAFE Index + 20% Bloomberg U.S. Credit Index + 5% Bloomberg 1-3 Year U.S. Gov/Credit Index.

See footnotes on page 13.

2021	ANNUAL REPORT	15

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT	PATHFINDER PORTFOLIOS

(UNAUDITED)

^	The Blended Benchmark is computed using a combination of 40% Russell 3000 Index + 30% Bloomberg U.S. Credit Index + 15% MSCI EAFE Index + 15% Bloomberg 1-3 Year U.S.Gov/Credit Index.

(1)	The value of the investment in the Portfolio is impacted by the ongoing expenses of the Portfolio and assumes reinvestment of dividends and distributions.

Average Annual Total Return(2)	Pathfinder Moderate — Managed Volatility	Pathfinder Moderately Aggressive — Managed Volatility	Pathfinder Moderately Conservative — Managed Volatility
1-year period ended 12-31-21	12.99%	15.24%	10.72%
5-year period ended 12-31-21	9.57%	10.70%	8.65%
10-year period ended 12-31-21	—	—	—
Since inception of Portfolio(3) through 12-31-21	7.13%	7.93%	6.28%

(2)

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Please visit www.ivyinvestments.com for the Portfolio’s most recent month-end performance. Performance data quoted does not reflect any expenses or charges associated with owning a variable life insurance policy or variable annuity contract that invests in the Portfolio’s shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

(3)

8-1-13 Pathfinder Moderate — Managed Volatility, 8-1-13 Pathfinder Moderately Aggressive — Managed Volatility and 8-1-13 Pathfinder Moderately Conservative — Managed Volatility (the date on which shares were first acquired by shareholders).

Past performance is not necessarily indicative of future performance. Indexes are unmanaged. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemption of Portfolio shares. Performance results may include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

16	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2021

Pathfinder Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	519	$9,179
Delaware Ivy VIP Corporate Bond, Class II	1,276	7,186
Delaware Ivy VIP Global Equity Income, Class II	1,450	9,985
Delaware Ivy VIP Growth, Class II	976	14,499
Delaware Ivy VIP High Income, Class I	54	185
Delaware Ivy VIP International Core Equity, Class II	645	11,908
Delaware Ivy VIP Limited-Term Bond, Class II	751	3,671
Delaware Ivy VIP Mid Cap Growth, Class I	397	7,151
Delaware Ivy VIP Small Cap Growth, Class I	155	1,703
Delaware Ivy VIP Smid Cap Core, Class II	27	444
Delaware Ivy VIP Value, Class II	954	7,859

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$73,770
(Cost: $66,424)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	209	209

TOTAL SHORT-TERM SECURITIES – 0.3%		$209
(Cost: $209)

TOTAL INVESTMENT SECURITIES – 100.0%		$73,979
(Cost: $66,633)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(21)

NET ASSETS – 100.0%		$73,958

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$73,770	$—	$—
Short-Term Securities	209	—	—

Total	$73,979	$—	$—

Pathfinder Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	457	$8,080
Delaware Ivy VIP Corporate Bond, Class II	5,595	31,506
Delaware Ivy VIP Global Equity Income, Class II	718	4,947
Delaware Ivy VIP Growth, Class II	959	14,240
Delaware Ivy VIP High Income, Class I	403	1,374
Delaware Ivy VIP International Core Equity, Class II	319	5,900
Delaware Ivy VIP Limited-Term Bond, Class II	5,582	27,292
Delaware Ivy VIP Mid Cap Growth, Class I	414	7,444
Delaware Ivy VIP Small Cap Growth, Class I	138	1,518
Delaware Ivy VIP Smid Cap Core, Class II	8	132
Delaware Ivy VIP Value, Class II	878	7,234

TOTAL AFFILIATED MUTUAL FUNDS – 99.7%		$109,667
(Cost: $104,681)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.3%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	310	310

TOTAL SHORT-TERM SECURITIES – 0.3%		$310
(Cost: $310)

TOTAL INVESTMENT SECURITIES – 100.0%		$109,977
(Cost: $104,991)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		8

NET ASSETS – 100.0%		$109,985

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$109,667	$—	$—
Short-Term Securities	310	—	—

Total	$109,977	$—	$—

Pathfinder Moderate

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	3,547	$62,753
Delaware Ivy VIP Corporate Bond, Class II	21,637	121,849
Delaware Ivy VIP Global Equity Income, Class II	8,296	57,146
Delaware Ivy VIP Growth, Class II	6,962	103,399
Delaware Ivy VIP High Income, Class I	1,398	4,760
Delaware Ivy VIP International Core Equity, Class II	3,689	68,143
Delaware Ivy VIP Limited-Term Bond, Class II	19,343	94,578
Delaware Ivy VIP Mid Cap Growth, Class I	2,901	52,184
Delaware Ivy VIP Small Cap Growth, Class I	1,061	11,687
Delaware Ivy VIP Smid Cap Core, Class II	137	2,289
Delaware Ivy VIP Value, Class II	6,632	54,636

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$633,424
(Cost: $584,716)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	1,248	1,248

TOTAL SHORT-TERM SECURITIES – 0.2%		$1,248
(Cost: $1,248)

TOTAL INVESTMENT SECURITIES – 100.0%		$634,672
(Cost: $585,964)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		106

NET ASSETS – 100.0%		$634,778

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$633,424	$—	$—
Short-Term Securities	1,248	—	—

Total	$634,672	$—	$—

2021	ANNUAL REPORT	17

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2021

Pathfinder Moderately Aggressive

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	4,899	$86,663
Delaware Ivy VIP Corporate Bond, Class II	19,951	112,351
Delaware Ivy VIP Global Equity Income, Class II	12,693	87,433
Delaware Ivy VIP Growth, Class II	9,396	139,533
Delaware Ivy VIP High Income, Class I	1,141	3,884
Delaware Ivy VIP International Core Equity, Class II	5,644	104,255
Delaware Ivy VIP Limited-Term Bond, Class II	15,785	77,180
Delaware Ivy VIP Mid Cap Growth, Class I	3,864	69,505
Delaware Ivy VIP Small Cap Growth, Class I	1,461	16,092
Delaware Ivy VIP Smid Cap Core, Class II	223	3,735
Delaware Ivy VIP Value, Class II	9,072	74,740

TOTAL AFFILIATED MUTUAL FUNDS – 99.8%		$775,371
(Cost: $705,767)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.2%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	1,202	1,202

TOTAL SHORT-TERM SECURITIES – 0.2%		$1,202
(Cost: $1,202)

TOTAL INVESTMENT SECURITIES – 100.0%		$776,573
(Cost: $706,969)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.0%		146

NET ASSETS – 100.0%		$776,719

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$775,371	$—	$—
Short-Term Securities	1,202	—	—

Total	$776,573	$—	$—

Pathfinder Moderately Conservative

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	911	$16,110
Delaware Ivy VIP Corporate Bond, Class II	7,942	44,727
Delaware Ivy VIP Global Equity Income, Class II	1,832	12,622
Delaware Ivy VIP Growth, Class II	1,840	27,331
Delaware Ivy VIP High Income, Class I	549	1,869
Delaware Ivy VIP International Core Equity, Class II	815	15,053
Delaware Ivy VIP Limited-Term Bond, Class II	7,594	37,128
Delaware Ivy VIP Mid Cap Growth, Class I	779	14,014
Delaware Ivy VIP Small Cap Growth, Class I	274	3,012
Delaware Ivy VIP Smid Cap Core, Class II	27	449
Delaware Ivy VIP Value, Class II	1,723	14,198

TOTAL AFFILIATED MUTUAL FUNDS – 99.5%		$186,513
(Cost: $174,687)

SHORT-TERM SECURITIES

Money Market Funds (A) – 0.5%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	977	977

TOTAL SHORT-TERM SECURITIES – 0.5%		$977
(Cost: $977)

TOTAL INVESTMENT SECURITIES – 100.0%		$187,490
(Cost: $175,664)

LIABILITIES, NET OF CASH AND OTHER ASSETS – 0.0%		(31)

NET ASSETS – 100.0%		$187,459

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$186,513	$—	$—
Short-Term Securities	977	—	—

Total	$187,490	$—	$—

Pathfinder Moderate – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	2,875	$50,868
Delaware Ivy VIP Corporate Bond, Class II	17,479	98,434
Delaware Ivy VIP Global Equity Income, Class II	6,676	45,987
Delaware Ivy VIP Growth, Class II	5,656	84,004
Delaware Ivy VIP High Income, Class I	1,129	3,845
Delaware Ivy VIP International Core Equity, Class II	2,980	55,040
Delaware Ivy VIP Limited-Term Bond, Class II	15,606	76,306
Delaware Ivy VIP Mid Cap Growth, Class I	2,355	42,363
Delaware Ivy VIP Small Cap Growth, Class I	852	9,382
Delaware Ivy VIP Smid Cap Core, Class II	110	1,841
Delaware Ivy VIP Value, Class II	5,369	44,237

TOTAL AFFILIATED MUTUAL FUNDS – 96.7%		$512,307
(Cost: $482,420)

SHORT-TERM SECURITIES

Money Market Funds (A) – 3.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	15,856	15,856

TOTAL SHORT-TERM SECURITIES – 3.0%		$15,856
(Cost: $15,856)

TOTAL INVESTMENT SECURITIES – 99.7%		$528,163
(Cost: $498,276)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.3%		1,660

NET ASSETS – 100.0%		$529,823

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

(B)	Cash of $1,769 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index	Short	13	3-17-22	1	$(1,458)	$16
S&P 500 Index	Short	147	3-31-22	7	(34,975)	(492)

					$(36,433)	$(476)

18	ANNUAL REPORT	2021

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2021

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$512,307	$—	$—
Short-Term Securities	15,856	—	—

Total	$528,163	$—	$—

Futures Contracts	$16	$—	$—

Liabilities
Futures Contracts	$492	$—	$—

Pathfinder Moderately Aggressive – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	622	$11,008
Delaware Ivy VIP Corporate Bond, Class II	2,533	14,266
Delaware Ivy VIP Global Equity Income, Class II	1,613	11,110
Delaware Ivy VIP Growth, Class II	1,193	17,719
Delaware Ivy VIP High Income, Class I	145	493
Delaware Ivy VIP International Core Equity, Class II	717	13,250
Delaware Ivy VIP Limited-Term Bond, Class II	2,005	9,801
Delaware Ivy VIP Mid Cap Growth, Class I	491	8,833
Delaware Ivy VIP Small Cap Growth, Class I	186	2,046
Delaware Ivy VIP Smid Cap Core, Class II	28	475
Delaware Ivy VIP Value, Class II	1,153	9,496

TOTAL AFFILIATED MUTUAL FUNDS – 96.7%		$98,497
(Cost: $90,336)

SHORT-TERM SECURITIES

Money Market Funds (A) – 3.0%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	3,015	3,015

TOTAL SHORT-TERM SECURITIES – 3.0%		$3,015
(Cost: $3,015)

TOTAL INVESTMENT SECURITIES – 99.7%		$101,512
(Cost: $93,351)

CASH AND OTHER ASSETS, NET OF LIABILITIES (B) – 0.3%		272

NET ASSETS – 100.0%		$101,784

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

(B)	Cash of $323 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index	Short	2	3-17-22	—	*	$(224)	$2
S&P 500 Index	Short	27	3-31-22	1		(6,424)	(90)

						$(6,648)	$(88)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$98,497	$—	$—
Short-Term Securities	3,015	—	—

Total	$101,512	$—	$—

Futures Contracts	$2	$—	$—

Liabilities
Futures Contracts	$90	$—	$—

2021	ANNUAL REPORT	19

SCHEDULE OF INVESTMENTS	PATHFINDER PORTFOLIOS (in thousands)

DECEMBER 31, 2021

Pathfinder Moderately Conservative – Managed Volatility

AFFILIATED MUTUAL FUNDS	Shares	Value
Delaware Ivy VIP Core Equity, Class II	191	$3,384
Delaware Ivy VIP Corporate Bond, Class II	1,656	9,326
Delaware Ivy VIP Global Equity Income, Class II	377	2,599
Delaware Ivy VIP Growth, Class II	389	5,778
Delaware Ivy VIP High Income, Class I	114	389
Delaware Ivy VIP International Core Equity, Class II	169	3,126
Delaware Ivy VIP Limited-Term Bond, Class II	1,578	7,714
Delaware Ivy VIP Mid Cap Growth, Class I	164	2,946
Delaware Ivy VIP Small Cap Growth, Class I	56	614
Delaware Ivy VIP Smid Cap Core, Class II	6	92
Delaware Ivy VIP Value, Class II	361	2,971

TOTAL AFFILIATED MUTUAL FUNDS – 97.4%		$38,939
(Cost: $38,146)

SHORT-TERM SECURITIES

Money Market Funds (A) – 2.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%	1,059	1,059

TOTAL SHORT-TERM SECURITIES – 2.6%		$1,059
(Cost: $1,059)

TOTAL INVESTMENT SECURITIES – 100.0%		$39,998
(Cost: $39,205)

LIABILITIES, NET OF CASH AND OTHER ASSETS (B) – 0.0%		(10)

NET ASSETS – 100.0%		$39,988

Notes to Schedule of Investments

*	Not shown due to rounding.

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

(B)	Cash of $144 has been pledged as collateral on open futures contracts.

The following futures contracts were outstanding at December 31, 2021 (contracts unrounded):

Description	Type	Number of Contracts	Expiration Date	Notional Amount		Value	Unrealized Appreciation (Depreciation)
E-mini Russell 2000 Index	Short	1	3-17-22	—	*	$(112)	$1
S&P 500 Index	Short	12	3-31-22	1		(2,855)	(40)

						$(2,967)	$(39)

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Affiliated Mutual Funds	$38,939	$—	$—
Short-Term Securities	1,059	—	—

Total	$39,998	$—	$—

Futures Contracts	$1	$—	$—

Liabilities
Futures Contracts	$40	$—	$—

See Accompanying Notes to Financial Statements.

20	ANNUAL REPORT	2021

MANAGEMENT DISCUSSION	DELAWARE IVY VIP GOVERNMENT MONEY MARKET

(UNAUDITED)

On September 13, 2021, the Board of Trustees of the Ivy Variable Insurance Portfolios approved a proposal to liquidate and dissolve the Portfolio. The liquidation and dissolution date (Liquidation Date) will be announced at least 60 days prior to the liquidation. Effective on November 15, 2021, Stephen Juszczyszyn and Kathleen Marnell Burst will serve as portfolio managers of the Portfolio until the Liquidation Date.

The Fund was closed to new investors on September 30, 2021 and will be closed to existing shareholders one (1) business day before the Liquidation Date.

Below, Stephen Juszczyszyn and Kathleen Marnell Burst, portfolio managers of Delaware Ivy VIP Government Money Market, discuss positioning, performance and results for the fiscal year ended December 31, 2021.

Market review

The markets began 2021 with a significant amount of fiscal and monetary stimulus in place to support the economic recovery from the effects of the global pandemic. Fiscal stimulus in the form of transfer payments were conducted to help mitigate the disruption in payrolls given the elevated levels of unemployment (6.4% in January 2021, according to the Bureau of Labor Statistics). The Fed maintained liquidity through the quantitative easing (QE) program, purchasing $80 billion of Treasuries and $40 billion of mortgage-backed securities (MBS). Accommodative interest rate policy positioned the federal funds rate within a 0-25 basis point range to encourage access to lending markets (one basis point is a hundredth of a percentage point). The Fed utilized the reverse repurchase agreement (RRP) and interest on reserves (IOR) as the respective lower and upper band mechanisms to help manage the rate. Investor demand for short duration government debt remained high during the first and second quarters of 2021, helping to compress yields further.

The economic recovery through 2021, while uneven across sectors, began to manifest with considerable momentum. Challenges regarding materials logistics and rising wages contributed to rising inflation metrics as economic accommodation remained elevated. A Fed pivot from transitory inflation messaging during the fourth quarter of 2021 led to a more rapid QE drawdown, and the likelihood of interest rate hikes occurring sooner than initial market expectations. As a result, short-term rates began rising at the end of September to account for the shift in outlook. In the latter portion of the fourth quarter, interest rate markets recalibrated to pricing in multiple Fed rate increases for 2022 as a realistic change in Fed interest rate policy.

Outlook

In 2021, most economies continued to improve despite countries’ having to continue to deal with the impacts from the COVID-19 outbreak. Markets are starting 2022 on sound footing as the economy transitions from recovery to expansion, notwithstanding a rapid increase in COVID-19 cases associated with the Omicron variant. Fundamentals are much improved from early 2020, and a shift in government responses to the pandemic has helped support a handoff from the manufacturing sector to the service-oriented sectors of the economy. We think the central banks around the world will continue to grapple with the policy challenges that inflation presents, and we anxiously await to see if policy makers will deliver an orderly (or disorderly) reduction in inflation at a time when both fiscal and monetary support are waning.

Believe it or not, 2022 brings on another important election cycle in the US as the country goes into this period divided on many critical strategic initiatives. The Biden administration entered 2021 with control of both houses of Congress yet still found it challenging to push through key legislation. With Biden’s approval rating continuing to feel the weight of domestic and global policy missteps, including the Afghanistan withdrawal, vaccination uptake, and the Build Back Better agenda, the upcoming year may prove difficult for his administration’s fiscal agenda and Democrats’ ability to retain control of Congress. Furthermore, with major decisions forthcoming on important matters such as the Joint Comprehensive Plan of Action (aka the Iran nuclear deal) coming into play, the administration’s docket is quite full.

China’s steps to rein in private enterprise in 2021 raised the stakes for investors. Surprisingly to us, with the high degree of uncertainty emanating from the country, markets outside the region essentially brushed off the prospects of more systemic-related volatility originating from the world’s second-largest economy. The coming months may test this thesis as we await further responses from the Chinese government.

We anticipate that growth will moderate further in the coming quarters, as the economy cools from the blistering pace of growth experienced during most of 2021, though we believe that the macro backdrop should remain resilient. That said, we believe the year will be plagued by periods of uncertainty, resulting in an increase in volatility that may create opportunities for the agile investor. The global reflationary tilt will remain in focus in 2022 as ambiguity surrounding the supply chain persists. Furthermore, a continuation of the normalization of the service sector at a time when US consumers are holding trillions in savings may exasperate or prolong the inflationary pressures, potentially leading to additional responses from

2021	ANNUAL REPORT	21

the Fed. Lastly, geopolitical headlines are likely to persist as world leaders deal with China’s growth slowing and Russia’s actions in Eastern Europe.

Effective July 1, 2021, the Portfolio name changed from Ivy VIP Government Money Market.

Significant Event: On December 2, 2020, Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company, the investment adviser of the Ivy Variable Insurance Portfolios, and Macquarie Management Holdings, Inc., the US holding company for Macquarie Group Limited’s US asset management business (“Macquarie”), announced that they had entered into an agreement whereby Macquarie would acquire the investment management business of Waddell & Reed Financial, Inc. (the “Transaction”). The Transaction closed on April 30, 2021. The Ivy Variable Insurance Portfolios, as part of Delaware Funds by Macquarie, are now managed by Delaware Management Company and distributed by Delaware Distributors, L.P.

You could lose money by investing in Delaware Ivy VIP Government Money Market. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Interest rate increases can cause the price of a money market security to decrease. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease. Portfolio shares are not guaranteed by the U.S. Government. These and other risks are more fully described in the Portfolio’s prospectus.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

22	ANNUAL REPORT	2021

PORTFOLIO HIGHLIGHTS	DELAWARE IVY VIP GOVERNMENT MONEY MARKET(a)

ALL DATA IS AS OF DECEMBER 31, 2021 (UNAUDITED)

Asset Allocation

Money Market Funds	36.6%
United States Government and Government Agency Obligations	62.9%
Cash and Other Assets (Net of Liabilities)	0.5%

(a)	Effective July 1, 2021, the name of Ivy VIP Government Money Market changed to Delaware Ivy VIP Government Money Market.

2021	ANNUAL REPORT	23

SCHEDULE OF INVESTMENTS	DELAWARE IVY VIP GOVERNMENT MONEY MARKET (in thousands)

DECEMBER 31, 2021

MONEY MARKET FUNDS	Shares	Value
Money Market Funds (A) – 36.6%
State Street Institutional U.S. Government Money Market Fund – Premier Class, 0.030%, 1-3-22	17,971	$17,971

TOTAL MONEY MARKET FUNDS – 36.6%		$17,971
(Cost: $17,971)

UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS	Principal
United States Government Agency Obligations – 62.9%
U.S. International Development Finance Corp. (GTD by U.S. Government) (3-Month U.S. TB Rate):
0.090%, 12-15-26 - 7-7-40 (B)	$30,890	30,891

TOTAL UNITED STATES GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS – 62.9%		$30,891
(Cost: $30,891)

TOTAL INVESTMENT SECURITIES – 99.5%		$48,862
(Cost: $48,862)

CASH AND OTHER ASSETS, NET OF LIABILITIES – 0.5%		253

NET ASSETS – 100.0%		$49,115

Notes to Schedule of Investments

(A)	Rate shown is the annualized 7-day yield at December 31, 2021.

(B)	Variable rate security. Interest rate disclosed is that which is in effect at December 31, 2021. Description of the reference rate and spread, if applicable, are included in the security description.

The following table is a summary of the valuation of the Portfolio’s investments by the fair value hierarchy levels as of December 31, 2021. See Note 3 to the Financial Statements for further information regarding fair value measurement.

	Level 1	Level 2	Level 3
Assets
Investments in Securities
Money Market Funds	$17,971	$—	$—
United States Government and Government Agency Obligations	—	30,891	—

Total	$17,971	$30,891	$—

The following acronyms are used throughout this schedule:

GTD = Guaranteed

TB = Treasury Bill

See Accompanying Notes to Financial Statements.

24	ANNUAL REPORT	2021

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Pathfinder Aggressive(1)		Pathfinder Conservative(2)		Pathfinder Moderate(3)		Pathfinder Moderately Aggressive(4)		Pathfinder Moderately Conservative(5)		Pathfinder Moderate — Managed Volatility(6)		Pathfinder Moderately Aggressive — Managed Volatility(7)		Pathfinder Moderately Conservative — Managed Volatility(8)
ASSETS
Investments in unaffiliated securities at value+	$209		$310		$1,248		$1,202		$977		$15,856		$3,015		$1,059
Investments in affiliated mutual funds at value+	73,770		109,667		633,424		775,371		186,513		512,307		98,497		38,939
Investments at Value	73,979		109,977		634,672		776,573		187,490		528,163		101,512		39,998
Due from broker	—		—		—		—		—		1,769		323		144
Investment securities sold receivable	—		40		252		298		23		—		—		—
Dividends and interest receivable	—*		—	*	—	*	—	*	—	*	—	*	—	*	—	*
Capital shares sold receivable	3		—	*	7		11		1		2		—		—
Variation margin receivable	—		—		—		—		—		104		19		8
Prepaid and other assets	—	*	—	*	1		2		—	*	1		—	*	—	*
Total Assets	73,982		110,017		634,932		776,884		187,514		530,039		101,854		40,150
LIABILITIES
Investment securities purchased payable	—		—		—		—		—		64		—		—
Capital shares redeemed payable	12		17		75		71		27		32		45		149
Independent Trustees and Chief Compliance Officer fees payable	8		10		68		81		22		19		3		2
Investment management fee payable	—		—		—		—		—		3		1		—	*
Accounting services fee payable	2		3		9		11		4		8		3		2
Other liabilities	2		2		2		2		2		90		18		9
Total Liabilities	24		32		154		165		55		216		70		162
Total Net Assets	$73,958		$109,985		$634,778		$776,719		$187,459		$529,823		$101,784		$39,988

NET ASSETS
Capital paid in (shares authorized — unlimited)	$60,580		$95,181		$524,158		$628,837		$158,368		$404,303		$85,657		$27,236
Total Distributable Earnings	13,378		14,804		110,620		147,882		29,091		125,520		16,127		12,752
Total Net Assets	$73,958		$109,985		$634,778		$776,719		$187,459		$529,823		$101,784		$39,988

CAPITAL SHARES OUTSTANDING:
Class II	13,530		19,991		115,117		137,336		33,895		83,693		16,668		6,645

NET ASSET VALUE PER SHARE:
Class II	$5.47		$5.50		$5.51		$5.66		$5.53		$6.33		$6.11		$6.02

+COST
Investments in unaffiliated securities at cost	$209		$310		$1,248		$1,202		$977		$15,856		$3,015		$1,059
Investments in affiliated mutual funds at cost	66,424		104,681		584,716		705,767		174,687		482,420		90,336		38,146

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Aggressive to Delaware Ivy VIP Pathfinder Aggressive.
(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Conservative to Delaware Ivy VIP Pathfinder Conservative.
(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate to Delaware Ivy VIP Pathfinder Moderate.
(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive to Delaware Ivy VIP Pathfinder Moderately Aggressive.
(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative to Delaware Ivy VIP Pathfinder Moderately Conservative.
(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate – Managed Volatility to Delaware Ivy VIP Pathfinder Moderate – Managed Volatility.
(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility.
(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative – Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	25

STATEMENTS OF ASSETS AND LIABILITIES	IVY VIP

AS OF DECEMBER 31, 2021

(In thousands, except per share amounts)	Government Money Market(1)
ASSETS
Investments in unaffiliated securities at value+	$48,862
Investments at Value	48,862
Investment securities sold receivable	233
Dividends and interest receivable	4
Capital shares sold receivable	—	*
Receivable from affiliates	120
Prepaid and other assets	1
Total Assets	49,220

LIABILITIES
Capital shares redeemed payable	43
Distributions payable	—	*
Independent Trustees and Chief Compliance Officer fees payable	42
Investment management fee payable	1
Accounting services fee payable	3
Other liabilities	16
Total Liabilities	105
Total Net Assets	$49,115

NET ASSETS
Capital paid in (shares authorized — unlimited)	$49,115
Total Distributable Earnings	—	*
Total Net Assets	$49,115

CAPITAL SHARES OUTSTANDING:
Class II	49,118

NET ASSET VALUE PER SHARE:
Class II	$1.00

+COST
Investments in unaffiliated securities at cost	$48,862

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Government Money Market to Delaware Ivy VIP Government Money Market.

See Accompanying Notes to Financial Statements.

26	ANNUAL REPORT	2021

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	Pathfinder Aggressive(1)	Pathfinder Conservative(2)		Pathfinder Moderate(3)	Pathfinder Moderately Aggressive(4)	Pathfinder Moderately Conservative(5)	Pathfinder Moderate — Managed Volatility(6)	Pathfinder Moderately Aggressive — Managed Volatility(7)	Pathfinder Moderately Conservative — Managed Volatility(8)
INVESTMENT INCOME
Dividends from affiliated mutual funds	$1,208	$2,638		$13,536	$15,226	$4,258	$15,280	$1,841	$1,929
Total Investment Income	1,208	2,638		13,536	15,226	4,258	15,280	1,841	1,929

EXPENSES
Investment management fee	—	—		—	—	—	1,393	200	166
Custodian fees	1	2		1	2	1	1	1	1
Independent Trustees and Chief Compliance Officer fees	5	8		47	57	14	38	6	5
Accounting services fee	25	35		113	140	43	128	31	26
Insurance fees	1	2		10	12	3	12	2	1
Printing fees	10	10		14	15	11	15	10	10
Professional fees	8	9		11	10	10	13	10	10
Other	1	—	*	2	3	1	1	— *	1
Total Expenses	51	66		198	239	83	1,601	260	220
Net Investment Income	1,157	2,572		13,338	14,987	4,175	13,679	1,581	1,709

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in affiliated mutual funds	2,444	4,371		28,528	37,051	7,640	65,839	4,026	8,528
Distributions of realized capital gains from affiliated mutual funds	2,473	3,004		20,362	26,662	5,577	22,986	3,222	2,527
Futures contracts	—	—		—	—	—	(6,544)	(768)	(821)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated mutual funds	6,198	793		26,962	45,805	5,064	(2,604)	6,032	(2,747)
Futures contracts	—	—		—	—	—	192	(10)	44
Net Realized and Unrealized Gain	11,115	8,168		75,852	109,518	18,281	79,869	12,502	7,531
Net Increase in Net Assets Resulting from Operations	$12,272	$10,740		$89,190	$124,505	$22,456	$93,548	$14,083	$9,240

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Aggressive to Delaware Ivy VIP Pathfinder Aggressive.
(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Conservative to Delaware Ivy VIP Pathfinder Conservative.
(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate to Delaware Ivy VIP Pathfinder Moderate.
(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive to Delaware Ivy VIP Pathfinder Moderately Aggressive.
(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative to Delaware Ivy VIP Pathfinder Moderately Conservative.
(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate – Managed Volatility to Delaware Ivy VIP Pathfinder Moderate – Managed Volatility.
(7)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility.
(8)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative – Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	27

STATEMENTS OF OPERATIONS	IVY VIP

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands)	Government Money Market(1)
INVESTMENT INCOME
Dividends from unaffiliated securities	$4
Interest and amortization from unaffiliated securities	48
Total Investment Income	52
EXPENSES
Investment management fee	224
Custodian fees	1
Independent Trustees and Chief Compliance Officer fees	14
Accounting services fee	42
Professional fees	8
Other	22
Total Expenses	311
Less:
Expenses in excess of limit	(262)
Total Net Expenses	49
Net Investment Income	3

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	—	*
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	—
Net Realized and Unrealized Gain	—	*
Net Increase in Net Assets Resulting from Operations	$3

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Government Money Market to Delaware Ivy VIP Government Money Market.

See Accompanying Notes to Financial Statements.

28	ANNUAL REPORT	2021

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Aggressive(1)		Pathfinder Conservative(2)		Pathfinder Moderate(3)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,157	$1,172	$2,572	$2,035	$13,338	$12,842
Net realized gain on investments	4,917	3,447	7,375	4,682	48,890	29,782
Net change in unrealized appreciation	6,198	4,498	793	5,590	26,962	39,792
Net Increase in Net Assets Resulting from Operations	12,272	9,117	10,740	12,307	89,190	82,416

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(4,619)	(8,768)	(6,783)	(7,983)	(42,760)	(79,596)
Total Distributions to Shareholders	(4,619)	(8,768)	(6,783)	(7,983)	(42,760)	(79,596)
Capital Share Transactions	(1,598)	1,416	(5,744)	8,635	(67,861)	(26,530)
Net Increase (Decrease) in Net Assets	6,055	1,765	(1,787)	12,959	(21,431)	(23,710)
Net Assets, Beginning of Period	67,903	66,138	111,772	98,813	656,209	679,919
Net Assets, End of Period	$73,958	$67,903	$109,985	$111,772	$634,778	$656,209

	Pathfinder Moderately Aggressive(4)		Pathfinder Moderately Conservative(5)		Pathfinder Moderate — Managed Volatility(6)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$14,987	$15,223	$4,175	$3,925	$13,679	$12,125
Net realized gain on investments	63,713	37,732	13,217	8,495	82,281	8,826
Net change in unrealized appreciation (depreciation)	45,805	52,016	5,064	11,064	(2,412)	39,332
Net Increase in Net Assets Resulting from Operations	124,505	104,971	22,456	23,484	93,548	60,283

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(53,201)	(109,757)	(12,483)	(20,114)	(21,327)	(60,610)
Total Distributions to Shareholders	(53,201)	(109,757)	(12,483)	(20,114)	(21,327)	(60,610)
Capital Share Transactions	(93,581)	(25,125)	(17,636)	(9,979)	(270,966)	21,803
Net Increase (Decrease) in Net Assets	(22,277)	(29,911)	(7,663)	(6,609)	(198,745)	21,476
Net Assets, Beginning of Period	798,996	828,907	195,122	201,731	728,568	707,092
Net Assets, End of Period	$776,719	$798,996	$187,459	$195,122	$529,823	$728,568

(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Aggressive to Delaware Ivy VIP Pathfinder Aggressive.
(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Conservative to Delaware Ivy VIP Pathfinder Conservative.
(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate to Delaware Ivy VIP Pathfinder Moderate.
(4)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive to Delaware Ivy VIP Pathfinder Moderately Aggressive.
(5)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative to Delaware Ivy VIP Pathfinder Moderately Conservative.
(6)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderate — Managed Volatility to Delaware Ivy VIP Pathfinder Moderate — Managed Volatility.

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	29

STATEMENTS OF CHANGES IN NET ASSETS	IVY VIP

	Pathfinder Moderately Aggressive — Managed Volatility(1)		Pathfinder Moderately Conservative — Managed Volatility(2)		Government Money Market(3)
(In thousands)	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20	Year ended 12-31-21	Year ended 12-31-20
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,581	$1,490	$1,709	$1,419	$3	$623
Net realized gain on investments	6,480	1,348	10,234	1,822	— *	— *
Net change in unrealized appreciation (depreciation)	6,022	5,698	(2,703)	4,448	—	—
Net Increase in Net Assets Resulting from Operations	14,083	8,536	9,240	7,689	3	623

Distributions to Shareholders From:
Accumulated earnings:
(combined net investment income and net realized gains)
Class II	(2,886)	(9,697)	(3,230)	(6,043)	(3)	(623)
Total Distributions to Shareholders	(2,886)	(9,697)	(3,230)	(6,043)	(3)	(623)
Capital Share Transactions	(5,471)	3,939	(51,714)	3,600	(46,791)	(88,117)
Net Increase (Decrease) in Net Assets	5,726	2,778	(45,704)	5,246	(46,791)	(88,117)
Net Assets, Beginning of Period	96,058	93,280	85,692	80,446	95,906	184,023
Net Assets, End of Period	$101,784	$96,058	$39,988	$85,692	$49,115	$95,906

*	Not shown due to rounding.
(1)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility.
(2)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Pathfinder Moderately Conservative — Managed Volatility to Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility.
(3)	Effective July 1, 2021, the Portfolio’s name changed from Ivy VIP Government Money Market to Delaware Ivy VIP Government Money Market.

See Accompanying Notes to Financial Statements.

30	ANNUAL REPORT	2021

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2021	ANNUAL REPORT	31

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income(1)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions
Pathfinder Aggressive
Class II Shares
Year ended 12-31-2021	$4.92	$0.08	$0.82	$0.90	$(0.09)	$(0.26)	$(0.35)
Year ended 12-31-2020	5.00	0.09	0.52	0.61	(0.07)	(0.62)	(0.69)
Year ended 12-31-2019	4.60	0.07	0.92	0.99	(0.14)	(0.45)	(0.59)
Year ended 12-31-2018	5.16	0.13	(0.32)	(0.19)	(0.09)	(0.28)	(0.37)
Year ended 12-31-2017	4.68	0.08	0.80	0.88	(0.05)	(0.35)	(0.40)

Pathfinder Conservative
Class II Shares
Year ended 12-31-2021	5.31	0.13	0.39	0.52	(0.10)	(0.23)	(0.33)
Year ended 12-31-2020	5.15	0.10	0.49	0.59	(0.09)	(0.34)	(0.43)
Year ended 12-31-2019	4.83	0.09	0.59	0.68	(0.10)	(0.26)	(0.36)
Year ended 12-31-2018	5.16	0.10	(0.20)	(0.10)	(0.06)	(0.17)	(0.23)
Year ended 12-31-2017	4.90	0.05	0.46	0.51	(0.04)	(0.21)	(0.25)

Pathfinder Moderate
Class II Shares
Year ended 12-31-2021	5.15	0.11	0.61	0.72	(0.11)	(0.25)	(0.36)
Year ended 12-31-2020	5.19	0.10	0.51	0.61	(0.09)	(0.56)	(0.65)
Year ended 12-31-2019	4.89	0.08	0.79	0.87	(0.14)	(0.43)	(0.57)
Year ended 12-31-2018	5.40	0.12	(0.31)	(0.19)	(0.08)	(0.24)	(0.32)
Year ended 12-31-2017	5.02	0.07	0.64	0.71	(0.04)	(0.29)	(0.33)

Pathfinder Moderately Aggressive
Class II Shares
Year ended 12-31-2021	5.18	0.10	0.75	0.85	(0.10)	(0.27)	(0.37)
Year ended 12-31-2020	5.32	0.10	0.52	0.62	(0.09)	(0.67)	(0.76)
Year ended 12-31-2019	4.98	0.08	0.92	1.00	(0.15)	(0.51)	(0.66)
Year ended 12-31-2018	5.59	0.13	(0.37)	(0.24)	(0.10)	(0.27)	(0.37)
Year ended 12-31-2017	5.14	0.09	0.74	0.83	(0.05)	(0.33)	(0.38)

Pathfinder Moderately Conservative
Class II Shares
Year ended 12-31-2021	5.26	0.12	0.51	0.63	(0.11)	(0.25)	(0.36)
Year ended 12-31-2020	5.22	0.10	0.50	0.60	(0.10)	(0.46)	(0.56)
Year ended 12-31-2019	4.90	0.08	0.70	0.78	(0.12)	(0.34)	(0.46)
Year ended 12-31-2018	5.32	0.11	(0.24)	(0.13)	(0.07)	(0.22)	(0.29)
Year ended 12-31-2017	4.99	0.06	0.56	0.62	(0.04)	(0.25)	(0.29)

*	Not shown due to rounding.

(1)	Based on average weekly shares outstanding.

(2)	Based on net asset value. Total returns do not reflect a sales charge or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.

(3)	Ratios excluding expense waivers are included only for periods in which the class had waived or reimbursed expenses.

(4)	Does not include expenses of underlying Delaware Ivy VIP Portfolios or unaffiliated Portfolio in which the Portfolio invests.

(5)	Does not include expenses of the underlying unaffiliated Portfolio in which the Portfolio invests.

32	ANNUAL REPORT	2021

	Net Asset Value, Beginning of Period	Net Investment Income(1)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Distributions From Net Investment Income	Distributions From Net Realized Gains	Total Distributions

Pathfinder Moderate — Managed Volatility
Class II Shares
Year ended 12-31-2021	$5.77	$0.11		$0.62	$0.73	$(0.10)	$(0.07)	$(0.17)
Year ended 12-31-2020	5.84	0.10		0.34	0.44	(0.08)	(0.43)	(0.51)
Year ended 12-31-2019	5.33	0.08		0.82	0.90	(0.11)	(0.28)	(0.39)
Year ended 12-31-2018	5.78	0.11		(0.33)	(0.22)	(0.06)	(0.17)	(0.23)
Year ended 12-31-2017	5.25	0.06		0.65	0.71	(0.03)	(0.15)	(0.18)
Pathfinder Moderately Aggressive —Managed Volatility
Class II Shares
Year ended 12-31-2021	5.46	0.09		0.73	0.82	(0.09)	(0.08)	(0.17)
Year ended 12-31-2020	5.63	0.09		0.33	0.42	(0.07)	(0.52)	(0.59)
Year ended 12-31-2019	5.15	0.07		0.88	0.95	(0.12)	(0.35)	(0.47)
Year ended 12-31-2018	5.66	0.11		(0.37)	(0.26)	(0.07)	(0.18)	(0.25)
Year ended 12-31-2017	5.06	0.07		0.71	0.78	(0.02)	(0.16)	(0.18)

Pathfinder Moderately Conservative —Managed Volatility
Class II Shares
Year ended 12-31-2021	5.64	0.12		0.47	0.59	(0.09)	(0.12)	(0.21)
Year ended 12-31-2020	5.58	0.09		0.39	0.48	(0.08)	(0.34)	(0.42)
Year ended 12-31-2019	5.19	0.08		0.66	0.74	(0.10)	(0.25)	(0.35)
Year ended 12-31-2018	5.55	0.10		(0.24)	(0.14)	(0.05)	(0.17)	(0.22)
Year ended 12-31-2017	5.10	0.05		0.53	0.58	(0.02)	(0.11)	(0.13)

Government Money Market
Class II Shares
Year ended 12-31-2021	1.00	0.00	*	0.00	0.00 *	— *	—	— *
Year ended 12-31-2020	1.00	0.00	*	0.00	0.00 *	— *	—	— *
Year ended 12-31-2019	1.00	0.02		0.00	0.02	(0.02)	— *	(0.02)
Year ended 12-31-2018	1.00	0.02		0.00 *	0.02	(0.02)	— *	(0.02)
Year ended 12-31-2017	1.00	0.01		0.00 *	0.01	(0.01)	— *	(0.01)

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	33

FINANCIAL HIGHLIGHTS	IVY VIP

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

	Net Asset Value, End of Period	Total Return(2)	Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)	Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)	Portfolio Turnover Rate
Pathfinder Aggressive
Class II Shares
Year ended 12-31-2021	$5.47	18.93%	$74	0.07	%(4)	1.62	%(4)	—%	—%	18%
Year ended 12-31-2020	4.92	15.70	68	0.12	(4)	1.91	(4)	—	—	21
Year ended 12-31-2019	5.00	23.24	66	0.09	(4)	1.41	(4)	—	—	18
Year ended 12-31-2018	4.60	-4.27	59	0.09	(4)	2.49	(4)	—	—	51
Year ended 12-31-2017	5.16	19.83	76	0.07	(4)	1.68	(4)	—	—	20

Pathfinder Conservative
Class II Shares
Year ended 12-31-2021	5.50	10.18	110	0.06	(4)	2.32	(4)	—	—	27
Year ended 12-31-2020	5.31	12.67	112	0.08	(4)	2.02	(4)	—	—	41
Year ended 12-31-2019	5.15	14.66	99	0.07	(4)	1.71	(4)	—	—	31
Year ended 12-31-2018	4.83	-1.93	94	0.07	(4)	1.89	(4)	—	—	39
Year ended 12-31-2017	5.16	10.51	109	0.06	(4)	1.06	(4)	—	—	30

Pathfinder Moderate
Class II Shares
Year ended 12-31-2021	5.51	14.66	635	0.03	(4)	2.05	(4)	—	—	18
Year ended 12-31-2020	5.15	14.35	656	0.04	(4)	2.05	(4)	—	—	21
Year ended 12-31-2019	5.19	19.05	680	0.04	(4)	1.62	(4)	—	—	17
Year ended 12-31-2018	4.89	-3.90	703	0.03	(4)	2.26	(4)	—	—	36
Year ended 12-31-2017	5.40	14.70	877	0.03	(4)	1.30	(4)	—	—	22

Pathfinder Moderately Aggressive
Class II Shares
Year ended 12-31-2021	5.66	16.88	777	0.03	(4)	1.88	(4)	—	—	17
Year ended 12-31-2020	5.18	15.12	799	0.04	(4)	2.02	(4)	—	—	20
Year ended 12-31-2019	5.32	21.40	829	0.03	(4)	1.56	(4)	—	—	19
Year ended 12-31-2018	4.98	-4.71	838	0.03	(4)	2.35	(4)	—	—	39
Year ended 12-31-2017	5.59	16.72	1,052	0.03	(4)	1.66	(4)	—	—	20

Pathfinder Moderately Conservative
Class II Shares
Year ended 12-31-2021	5.53	12.37	187	0.04	(4)	2.17	(4)	—	—	20
Year ended 12-31-2020	5.26	13.52	195	0.06	(4)	2.09	(4)	—	—	25
Year ended 12-31-2019	5.22	16.85	202	0.05	(4)	1.67	(4)	—	—	18
Year ended 12-31-2018	4.90	-2.67	205	0.05	(4)	2.07	(4)	—	—	34
Year ended 12-31-2017	5.32	12.77	251	0.05	(4)	1.22	(4)	—	—	24

34	ANNUAL REPORT	2021

	Net Asset Value, End of Period	Total Return(2)		Net Assets, End of Period (in millions)	Ratio of Expenses to Average Net Assets Including Expense Waiver		Ratio of Net Investment Income to Average Net Assets Including Expense Waiver		Ratio of Expenses to Average Net Assets Excluding Expense Waiver(3)		Ratio of Net Investment Income (Loss) to Average Net Assets Excluding Expense Waiver(3)		Portfolio Turnover Rate

Pathfinder Moderate — Managed Volatility
Class II Shares
Year ended 12-31-2021	$6.33	12.99%		$530	0.22	%(4)	1.87	%(4)	—%		—%		19%
Year ended 12-31-2020	5.77	9.07		729	0.23	(4)	1.78	(4)	—		—		42
Year ended 12-31-2019	5.84	17.32		707	0.23	(4)	1.39	(4)	—		—		9
Year ended 12-31-2018	5.33	-4.00		606	0.23	(4)	2.00	(4)	—		—		28
Year ended 12-31-2017	5.78	13.80		600	0.23	(4)	1.07	(4)	—		—		21

Pathfinder Moderately Aggressive – Managed Volatility
Class II Shares
Year ended 12-31-2021	6.11	15.24		102	0.26	(4)	1.58	(4)	—		—		18
Year ended 12-31-2020	5.46	9.71		96	0.29	(4)	1.68	(4)	—		—		41
Year ended 12-31-2019	5.63	19.29		93	0.27	(4)	1.32	(4)	—		—		16
Year ended 12-31-2018	5.15	-4.75		84	0.27	(4)	2.04	(4)	—		—		37
Year ended 12-31-2017	5.66	15.70		92	0.27	(4)	1.38	(4)	—		—		19

Pathfinder Moderately Conservative – Managed Volatility
Class II Shares
Year ended 12-31-2021	6.02	10.72		40	0.26	(4)	2.06	(4)	—		—		24
Year ended 12-31-2020	5.64	9.61		86	0.30	(4)	1.77	(4)	—		—		45
Year ended 12-31-2019	5.58	14.89		80	0.27	(4)	1.45	(4)	—		—		14
Year ended 12-31-2018	5.19	-2.90		73	0.29	(4)	1.79	(4)	—		—		28
Year ended 12-31-2017	5.55	11.84		74	0.27	(4)	0.96	(4)	—		—		26

Government Money Market
Class II Shares
Year ended 12-31-2021	1.00	—	*	49	0.08	(5)	—	*(5)	0.48	(5)	-0.40	(5)	—
Year ended 12-31-2020	1.00	0.37		96	0.27	(5)	0.44	(5)	0.44	(5)	0.27	(5)	—
Year ended 12-31-2019	1.00	1.83		184	0.42		1.82		—		—		—
Year ended 12-31-2018	1.00	1.53		239	0.40		1.49		—		—		—
Year ended 12-31-2017	1.00	0.59		317	0.41		0.56		0.42		0.55		—

See Accompanying Notes to Financial Statements.

2021	ANNUAL REPORT	35

NOTES TO FINANCIAL STATEMENTS	IVY VIP

DECEMBER 31, 2021

1.	ORGANIZATION

Ivy Variable Insurance Portfolios, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Delaware Ivy VIP Pathfinder Aggressive (formerly known as Ivy VIP Pathfinder Aggressive), Delaware Ivy VIP Pathfinder Conservative (formerly known as Ivy VIP Pathfinder Conservative), Delaware Ivy VIP Pathfinder Moderate (formerly known as Ivy VIP Pathfinder Moderate), Delaware Ivy VIP Pathfinder Moderately Aggressive (formerly known as Ivy VIP Pathfinder Moderately Aggressive) and Delaware Ivy VIP Pathfinder Moderately Conservative (formerly known as Ivy VIP Pathfinder Moderately Conservative) (collectively, the “Pathfinder Portfolios”), Delaware Ivy VIP Pathfinder Moderate – Managed Volatility (formerly known as Ivy VIP Pathfinder Moderate – Managed Volatility), Delaware Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility (formerly known as Ivy VIP Pathfinder Moderately Aggressive – Managed Volatility) and Delaware Ivy VIP Pathfinder Moderately Conservative – Managed Volatility (formerly known as Ivy VIP Pathfinder Moderately Conservative – Managed Volatility) (collectively, the “Managed Volatility Portfolios”) and Delaware Ivy VIP Government Money Market (formerly known as Ivy VIP Government Money Market) (each, a “Portfolio”) are nine series of the Trust and are the only series of the Trust included in the financial statements. The assets belonging to Government Money Market are held separately by the custodian. The assets belonging to each Pathfinder Portfolio and Managed Volatility Portfolio are held separately by the transfer agent for the underlying funds and the custodian. The investment objective, policies and risk factors of each Portfolio are described more fully in the Prospectus and Statement of Additional Information (“SAI”). Each Portfolio’s investment adviser was Ivy Investment Management Company (“IICO”) through April 30, 2021. Effective April 30, 2021, each Portfolio’s investment adviser is Delaware Management Company (“DMC”).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio.

Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Portfolio is informed of the ex-dividend date. All or a portion of the distributions received from a real estate investment trust or publicly traded partnership may be designated as a reduction of cost of the related investment or realized gain. The financial statements reflect an estimate of the reclassification of the distribution character. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Foreign Currency Translation. Each Portfolio’s accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily, using foreign exchange rates obtained from an independent pricing service approved by the Board of Trustees of the Trust (the “Board”). Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translation arise from changes in currency exchange rates. Each Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized gain (loss) and net change in unrealized appreciation (depreciation) on investments. Foreign exchange rates are typically valued as of the close of the New York Stock Exchange (“NYSE”), normally 4:00 P.M. Eastern time, on each day the NYSE is open for trading.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded by each Portfolio on the business day following record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America (“U.S. GAAP”). If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital.

Income Taxes. It is the policy of each Portfolio to distribute all of its taxable income and capital gains to its shareholders and to otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, each Portfolio intends to pay distributions as required to avoid imposition of excise tax. Accordingly, no provision has been made for Federal income taxes. The Portfolios file income tax returns in U.S. federal and applicable state jurisdictions. The Portfolios’ tax returns are subject to examination by the relevant taxing authority until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax returns. Management of the Trust periodically reviews all tax positions to assess whether it is more likely than not that the position would be sustained upon examination by the relevant tax authority based on the technical merits of each position. As of the date of these financial statements, management believes that no liability for unrecognized tax positions is required.

36	ANNUAL REPORT	2021

Segregation and Collateralization. In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”), the Dodd Frank Wall Street Reform and Consumer Protection Act, or the interpretive rules and regulations of the U.S. Commodities Futures Trading Commission require that a Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, financial futures contracts, foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps), the Portfolio will segregate collateral or designate on its books and records, cash or other liquid securities having a value at least equal to the amount that is required to be physically segregated for the benefit of the counterparty. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit cash or securities as collateral for certain investments. Certain countries require that cash reserves be held while investing in companies incorporated in that country. These cash reserves and cash collateral that has been pledged to cover obligations of the Portfolios under derivative contracts, if any, will be reported separately on the Statements of Assets and Liabilities as “Due from broker”. Securities collateral pledged for the same purpose, if any, is noted on the Schedule of Investments.

Concentration of Market and Credit Risk. Because each Pathfinder Portfolio and Managed Volatility Portfolio invests substantially all of its assets in Delaware Ivy Variable Insurance Portfolios mutual funds (“Underlying Funds”), the risks associated with investing in the Portfolios are closely related to the risks associated with the securities and other investments held by the Underlying Funds.

In the normal course of business, Government Money Market and the Underlying Funds may invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by Government Money Market and the Underlying Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, Government Money Market and the Underlying Funds may be exposed to counterparty credit risk, or the risk that an entity with which Government Money Market or the Underlying Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. Government Money Market and the Underlying Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Underlying Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties.

Certain Underlying Funds may hold high-yield or non-investment-grade bonds, that may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Underlying Funds may acquire securities in default and are not obligated to dispose of securities whose issuers subsequently default.

Certain Underlying Funds may enter into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument.

If an Underlying Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in financial derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Underlying Funds, or, in the case of hedging positions, that the Underlying Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad.

There is a risk that changes related to the use of the London Interbank Offered Rate (“LIBOR”) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (“EONIA”)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global

2021	ANNUAL REPORT	37

economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Custodian Fees. “Custodian fees” on the Statements of Operations may include interest expense incurred by a Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. A Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by that Portfolio. The “Earnings credit” line item, if shown, represents earnings on cash balances maintained by that Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.

Indemnification. The Trust’s organizational documents provide current and former Trustees and Officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Trust. In the normal course of business, the Trust may also enter into contracts that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown and is dependent on future claims that may be made against the Trust. The risk of material loss from such claims is considered remote.

Basis of Preparation. Each Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 (“ASC 946”). The accompanying financial statements were prepared in accordance with U.S. GAAP, including but not limited to ASC 946. U.S. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Subsequent Events. Management has determined that no material events or transactions occurred subsequent to December 31, 2021, that would require recognition or disclosure in the Portfolios’ financial statements.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investments in affiliated mutual funds within the Delaware Ivy Variable Insurance Portfolios family are valued at their Net Asset Value (“NAV”) as reported by the Underlying Funds. Investments in Government Money Market are valued on the basis of amortized cost in accordance with rule 2a-7 (which approximates value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Short-term securities with maturities of 60 days or less held in all Portfolios (with the exception of Government Money Market) are valued based on quotes that are obtained from an independent pricing service approved by the Board.

Fair value is defined as the price that each Portfolio would receive upon selling an asset or would pay upon satisfying a liability in an orderly transaction between market participants at the measurement date. For purposes of calculating the NAV, the portfolio securities are valued on each business day using pricing and valuation methods as adopted by the Board. Where market quotes are readily available, fair value is generally determined on the basis of the last reported sales price, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services.

Accounting standards establish a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the factors that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

An individual investment’s fair value measurement is assigned a level based upon the observability of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized as follows:

•	Level 1 – Observable inputs such as quoted prices, available in active markets, for identical assets or liabilities.

•

Level 2 – Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 – Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at its direction that are used in determining the fair value of investments.

38	ANNUAL REPORT	2021

A description of the valuation techniques applied to the Portfolios’ major classes of assets and liabilities measured at fair value on a recurring basis follows:

Derivative Instruments. Exchange-traded futures contracts are generally valued at the settlement price.

Listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap agreements, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case with interest rate swap and option contracts. OTC derivative products valued using pricing models with significant observable inputs are categorized within Level 2 of the fair value hierarchy.

4.	DERIVATIVE INSTRUMENTS ($ amounts in thousands unless indicated otherwise)

The following disclosures contain information on why and how the Portfolios use derivative instruments, the associated risks of investing in derivative instruments, and how derivative instruments affect the Portfolios’ financial positions and results of operations.

Futures Contracts. Each Managed Volatility Portfolio is authorized to engage in buying and selling futures contracts. Upon entering into a futures contract, a Portfolio is required to deposit, in a segregated account, an amount equal to a varying specified percentage of the contract amount. This amount is known as the initial margin. Subsequent amounts, known as variation margin, are paid or received by the Portfolio each day, dependent on the daily fluctuations in the value of the underlying debt security or index. Options on futures contracts may also be purchased or sold by a Portfolio.

Futures contracts are reported on a schedule following the Schedule of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are identified on the Schedule of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted on the Statements of Assets and Liabilities. The net change in unrealized appreciation (depreciation) is reported on the Statements of Operations. Realized gains (losses) are reported on the Statements of Operations at the closing or expiration of futures contracts.

Risks of entering into futures contracts include the possibility of loss of securities or cash held as collateral, that there may be an illiquid market where the Portfolio is unable to close the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio’s securities.

Pathfinder Moderate – Managed Volatility, Pathfinder Moderately Aggressive – Managed Volatility and Pathfinder Moderately Conservative – Managed Volatility invest in long and/or short positions in futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk).

Additional Disclosure Related to Derivative Instruments

Fair values of derivative instruments as of December 31, 2021:

		Assets		Liabilities
Portfolio	Type of Risk Exposure	Statements of Assets & Liabilities Location	Value	Statements of Assets & Liabilities Location	Value
Pathfinder Moderate – Managed Volatility	Equity	Unrealized appreciation on futures contracts*	$16	Unrealized depreciation on futures contracts*	$492
Pathfinder Moderately Aggressive – Managed Volatility	Equity	Unrealized appreciation on futures contracts*	2	Unrealized depreciation on futures contracts*	90
Pathfinder Moderately Conservative – Managed Volatility	Equity	Unrealized appreciation on futures contracts*	1	Unrealized depreciation on futures contracts*	40

* The value presented includes cumulative gain (loss) on open futures contracts; however, the value reflected on the accompanying Statements of Assets and Liabilities is only the unsettled variation margin receivable (payable) as of December 31, 2021.

2021	ANNUAL REPORT	39

Amount of realized gain (loss) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net realized gain (loss) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$(6,544)	$—	$—	$(6,544)
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(768)	—	—	(768)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	(821)	—	—	(821)
* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

Change in unrealized appreciation (depreciation) on derivatives recognized on the Statements of Operations for the year ended December 31, 2021:

		Net change in unrealized appreciation (depreciation) on:
Portfolio	Type of Risk Exposure	Investments in unaffiliated securities*	Swap agreements	Futures contracts	Written options	Forward foreign currency contracts	Total
Pathfinder Moderate – Managed Volatility	Equity	$—	$—	$192	$—	$—	$192
Pathfinder Moderately Aggressive – Managed Volatility	Equity	—	—	(10)	—	—	(10)
Pathfinder Moderately Conservative – Managed Volatility	Equity	—	—	44	—	—	44

* Purchased options are reported as investments in unaffiliated securities and are reflected on the accompanying Schedule of Investments.

During the year ended December 31, 2021, the average derivative volume was as follows:

Portfolio	Forward foreign currency contracts(1)	Long futures contracts(2)	Short futures contracts(2)	Swap agreements(3)	Purchased options(2)	Written options(2)
Pathfinder Moderate – Managed Volatility	$—	$479	$15,730	$—	$—	$—
Pathfinder Moderately Aggressive – Managed Volatility	—	83	1,905	—	—	—
Pathfinder Moderately Conservative – Managed Volatility	—	50	1,953	—	—	—

(1)	Average absolute value of unrealized appreciation/depreciation during the period.
(2)	Average value outstanding during the period.
(3)	Average notional amount outstanding during the period.

5.	INVESTMENT MANAGEMENT AND PAYMENTS TO AFFILIATED PERSONS ($ amounts in thousands unless indicated otherwise)

Management Fees. IICO served as each Portfolio’s investment adviser through April 30, 2021. Effective April 30, 2021, DMC serves as each Portfolio’s investment adviser. The management fee is accrued daily by Government Money Market at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $1,000M	Over $1,000M
Government Money Market	0.350%	0.300%

Each Managed Volatility Portfolio pays a management fee to DMC for providing investment advice and supervising its investments at the following annual rates as a percentage of average daily net assets:

Portfolio (M – Millions)	$0 to $500M	$500 to $1,000M	Over $1,000M
Pathfinder Moderate – Managed Volatility	0.200%	0.170%	0.150%
Pathfinder Moderately Aggressive – Managed Volatility	0.200	0.170	0.150
Pathfinder Moderately Conservative – Managed Volatility	0.200	0.170	0.150

40	ANNUAL REPORT	2021

DMC uses all of the management fee it receives from the Managed Volatility Portfolios to pay Securian Asset Management Inc. (“Securian”). Accordingly, Securian receives a fee based on the average daily net assets of the Managed Volatility Portfolios.

The Pathfinder Portfolios pay no management fees; however, DMC receives management fees from the underlying funds.

DMC has entered into Subadvisory Agreements with the following entity on behalf of certain Portfolios:

Securian serves as subadvisor to the Managed Volatility Portfolios. The subadvisor makes investment decisions in accordance with the Portfolio’s investment objectives, policies and restrictions under the supervision of DMC and the Board of Trustees. DMC pays all applicable costs of the subadvisor.

Independent Trustees and Chief Compliance Officer Fees. Through April 30, 2021, fees paid to the Independent Trustees could be paid in cash or deferred to a later date, at the election of the Trustees according to the Deferred Fee Agreement entered into between the Trust and the Trustee(s). Each Portfolio recorded its portion of the deferred fees as a liability on the Statement of Assets and Liabilities. All fees paid in cash plus any appreciation (depreciation) in the underlying deferred plan are shown on the Statement of Operations. Additionally, fees paid to the Chief Compliance Officer of the Portfolios are shown on the Statement of Operations.

Accounting Services Fees. The Trust has an Accounting and Administrative Services Agreement with Waddell & Reed Services Company (“WRSCO”), doing business as WI Services Company (“WISC”). Under the agreement, WISC acts as the agent in providing bookkeeping and accounting services and assistance to the Trust, including maintenance of Portfolio records, pricing of Portfolio shares and preparation of certain shareholder reports. For these services Government Money Market pays WISC a monthly fee of one-twelfth of the annual fee based on the average net asset levels shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$11.50	$23.10	$35.50	$48.40	$63.20	$82.50	$96.30	$121.60	$148.50

Under the Accounting Services Agreement, each Pathfinder Portfolio and Managed Volatility Portfolio pays WISC a monthly fee of one-twelfth of the annual fee shown in the following table:

(M – Millions)	$0 to $10M	$10 to $25M	$25 to $50M	$50 to $100M	$100 to $200M	$200 to $350M	$350 to $550M	$550 to $750M	$750 to $1,000M	Over $1,000M
Annual Fee Rate	$0.00	$5.75	$11.55	$17.75	$24.20	$31.60	$41.25	$48.15	$60.80	$74.25

Each Portfolio also pays WISC a monthly administrative fee at the annual rate of 0.01%, or one basis point, for the first $1 billion of net assets with no fee charged for net assets in excess of $1 billion. This fee is voluntarily waived by WISC until a Portfolio’s net assets are at least $10 million and is included in “Accounting services fee” on the Statements of Operations.

Shareholder Servicing. Under the Transfer Agency Agreement between the Trust and WISC, each Portfolio reimburses WISC for certain out-of-pocket costs.

Expense Reimbursements and/or Waivers. DMC, the Portfolios’ investment manager, has determined to voluntarily waive and/or reimburse sufficient expenses of Government Money Market to the extent necessary to maintain a yield of not less than zero. There is no guarantee that Class II of Government Money Market will maintain such a yield. DMC may amend or terminate this voluntary waiver and/or reimbursement at any time without prior notice to shareholders. Government Money Market class expense limitations and related waivers/reimbursements for the year ended December 31, 2021 were as follows:

Portfolio Name	Share Class Name	Type of Expense Limit	Commencement Date	End Date	Expense Limit	Amount of Expense Waiver/ Reimbursement	Expense Reduced
Government Money Market	Class II	Voluntary	N/A	N/A	To maintain minimum yield	$262	Investment Management Fees and/or Shareholder Servicing

Any amounts due to the Portfolios as a reimbursement but not paid as of December 31, 2021 are shown as a receivable from affiliates on the Statements of Assets and Liabilities.

2021	ANNUAL REPORT	41

6.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the SEC (“Order”), the Delaware Ivy Funds, Delaware Ivy Variable Insurance Portfolios and InvestEd Portfolios (collectively, the “Funds” only for purposes of this footnote 6) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (“Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each an “Interfund Loan”), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The Funds have not utilized the Interfund Lending Program from the period January 1, 2021 to December 31, 2021. Additionally, no interfund loans are outstanding as of December 31, 2021.

7.	AFFILIATED COMPANY TRANSACTIONS (All amounts in thousands)

A summary of the transactions in affiliated companies during the year ended December 31, 2021 follows:

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received	Capital Gain Distributions
Pathfinder Aggressive
Delaware Ivy VIP Core Equity, Class II	$8,944	$642	$2,294	$559	$1,328	$9,179	$47	$331
Delaware Ivy VIP Corporate Bond, Class II	6,381	1,922	658	57	(516)	7,186	297	119
Delaware Ivy VIP Global Equity Income, Class II	8,957	972	1,206	216	1,046	9,985	207	—
Delaware Ivy VIP Growth, Class II	10,826	4,238	2,897	618	1,714	14,499	201	1,115
Delaware Ivy VIP High Income, Class I	165	38	18	1	(1)	185	11	—
Delaware Ivy VIP International Core Equity, Class II	11,035	1,229	1,744	38	1,350	11,908	119	—
Delaware Ivy VIP Limited-Term Bond, Class II	3,265	828	337	3	(88)	3,671	67	—
Delaware Ivy VIP Mid Cap Growth, Class I	6,809	1,608	1,553	636	(349)	7,151	91	722
Delaware Ivy VIP Small Cap Growth, Class I	1,744	432	331	17	(159)	1,703	28	186
Delaware Ivy VIP Smid Cap Core, Class II	852	39	609	(1)	163	444	—	—
Delaware Ivy VIP Value, Class II	7,942	537	2,630	300	1,710	7,859	140	—

	$66,920			$2,444	$6,198	$73,770	$1,208	$2,473

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Conservative
Delaware Ivy VIP Core Equity, Class II	$9,317	$1,125	$4,141	$961	$818	$8,080	$45		$313
Delaware Ivy VIP Corporate Bond, Class II	28,194	11,353	6,018	401	(2,424)	31,506	1,323		531
Delaware Ivy VIP Global Equity Income, Class II	4,994	740	1,454	239	428	4,947	110		—
Delaware Ivy VIP Growth, Class II	11,324	5,615	5,059	828	1,532	14,240	212		1,175
Delaware Ivy VIP High Income, Class I	1,377	294	297	17	(17)	1,374	84		—
Delaware Ivy VIP International Core Equity, Class II	6,156	894	1,902	124	628	5,900	63		—
Delaware Ivy VIP Limited-Term Bond, Class II	27,299	6,144	5,481	44	(714)	27,292	534		—
Delaware Ivy VIP Mid Cap Growth, Class I	7,980	2,199	3,051	978	(662)	7,444	101		807
Delaware Ivy VIP Small Cap Growth, Class I	1,754	453	563	54	(180)	1,518	27		178
Delaware Ivy VIP Smid Cap Core, Class II	285	23	229	(9)	62	132	—		—
Delaware Ivy VIP Value, Class II	8,857	898	4,577	734	1,322	7,234	139		—
Ivy VIP Government Money Market, Class II	3,259	108	3,367	—	—	—	—	*	—

	$110,796			$4,371	$793	$109,667	$2,638		$3,004

42	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderate
Delaware Ivy VIP Core Equity, Class II	$71,387	$3,491	$26,117	$6,338	$7,654	$62,753	$350		$2,456
Delaware Ivy VIP Corporate Bond, Class II	111,081	40,277	21,248	1,635	(9,896)	121,849	5,457		2,190
Delaware Ivy VIP Global Equity Income, Class II	58,729	4,381	13,831	2,321	5,546	57,146	1,285		—
Delaware Ivy VIP Growth, Class II	86,549	31,383	32,091	6,235	11,323	103,399	1,552		8,617
Delaware Ivy VIP High Income, Class I	4,860	800	907	41	(34)	4,760	293		—
Delaware Ivy VIP International Core Equity, Class II	72,378	4,961	18,076	1,161	7,719	68,143	741		—
Delaware Ivy VIP Limited-Term Bond, Class II	96,327	17,493	16,906	172	(2,508)	94,578	1,872		—
Delaware Ivy VIP Mid Cap Growth, Class I	56,948	11,463	18,541	6,649	(4,335)	52,184	716		5,714
Delaware Ivy VIP Small Cap Growth, Class I	13,739	2,721	3,804	266	(1,235)	11,687	212		1,385
Delaware Ivy VIP Smid Cap Core, Class II	5,033	161	3,841	(383)	1,319	2,289	—		—
Delaware Ivy VIP Value, Class II	65,081	2,049	27,996	4,093	11,409	54,636	1,058		—
Ivy VIP Government Money Market, Class II	12,806	— *	12,806	—	—	—	—	*	—

	$654,918			$28,528	$26,962	$633,424	$13,536		$20,362

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderately Aggressive
Delaware Ivy VIP Core Equity, Class II	$96,797	$4,975	$34,311	$8,369	$10,833	$86,663	$486		$3,405
Delaware Ivy VIP Corporate Bond, Class II	107,576	33,896	21,369	1,810	(9,562)	112,351	5,049		2,027
Delaware Ivy VIP Global Equity Income, Class II	89,182	7,203	20,953	3,542	8,459	87,433	1,974		—
Delaware Ivy VIP Growth, Class II	117,250	42,422	43,764	8,283	15,342	139,533	2,102		11,672
Delaware Ivy VIP High Income, Class I	3,936	726	783	32	(27)	3,884	240		—
Delaware Ivy VIP International Core Equity, Class II	109,893	8,654	27,837	970	12,575	104,255	1,138		—
Delaware Ivy VIP Limited-Term Bond, Class II	78,021	15,935	14,862	111	(2,025)	77,180	1,533		—
Delaware Ivy VIP Mid Cap Growth, Class I	75,272	15,607	24,371	8,701	(5,704)	69,505	958		7,644
Delaware Ivy VIP Small Cap Growth, Class I	18,767	3,945	5,261	365	(1,724)	16,092	293		1,914
Delaware Ivy VIP Smid Cap Core, Class II	8,150	278	6,214	(612)	2,133	3,735	—		—
Delaware Ivy VIP Value, Class II	86,974	3,389	36,608	5,480	15,505	74,740	1,453		—
Ivy VIP Government Money Market, Class II	5,821	6	5,827	—	—	—	—	*	—

	$797,639			$37,051	$45,805	$775,371	$15,226		$26,662

2021	ANNUAL REPORT	43

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderately Conservative
Delaware Ivy VIP Core Equity, Class II	$18,753	$1,082	$7,335	$1,763	$1,847	$16,110	$90		$630
Delaware Ivy VIP Corporate Bond, Class II	41,631	13,823	7,758	534	(3,503)	44,727	1,940		779
Delaware Ivy VIP Global Equity Income, Class II	13,093	1,059	3,272	543	1,199	12,622	284		—
Delaware Ivy VIP Growth, Class II	22,760	8,866	8,924	1,674	2,955	27,331	410		2,277
Delaware Ivy VIP High Income, Class I	1,926	302	363	14	(10)	1,869	115		—
Delaware Ivy VIP International Core Equity, Class II	16,138	1,204	4,255	97	1,869	15,053	164		—
Delaware Ivy VIP Limited-Term Bond, Class II	38,177	6,537	6,668	68	(986)	37,128	734		—
Delaware Ivy VIP Mid Cap Growth, Class I	15,431	3,201	5,243	1,858	(1,233)	14,014	192		1,534
Delaware Ivy VIP Small Cap Growth, Class I	3,574	709	1,024	49	(296)	3,012	54		357
Delaware Ivy VIP Smid Cap Core, Class II	998	37	771	(77)	262	449	—		—
Delaware Ivy VIP Value, Class II	17,409	707	7,995	1,117	2,960	14,198	275		—
Ivy VIP Government Money Market, Class II	4,287	14	4,301	—	—	—	—	*	—

	$194,177			$7,640	$5,064	$186,513	$4,258		$5,577

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderate – Managed Volatility
Delaware Ivy VIP Core Equity, Class II	$77,125	$4,503	$46,406	$13,079	$2,567	$50,868	$395		$2,772
Delaware Ivy VIP Corporate Bond, Class II	120,020	41,383	53,823	2,938	(12,084)	98,434	6,158		2,472
Delaware Ivy VIP Global Equity Income, Class II	63,455	5,435	31,504	5,338	3,263	45,987	1,450		—
Delaware Ivy VIP Growth, Class II	93,502	35,674	64,789	14,414	5,203	84,004	1,752		9,726
Delaware Ivy VIP High Income, Class I	5,251	861	2,266	(4)	3	3,845	331		—
Delaware Ivy VIP International Core Equity, Class II	78,199	5,851	39,378	7,407	2,961	55,040	836		—
Delaware Ivy VIP Limited-Term Bond, Class II	104,080	17,015	42,182	42	(2,649)	76,306	2,112		—
Delaware Ivy VIP Mid Cap Growth, Class I	61,521	13,285	35,851	13,180	(9,772)	42,363	809		6,453
Delaware Ivy VIP Small Cap Growth, Class I	14,839	3,169	7,763	579	(1,442)	9,382	239		1,563
Delaware Ivy VIP Smid Cap Core, Class II	5,437	212	4,854	(346)	1,392	1,841	—		—
Delaware Ivy VIP Value, Class II	70,322	2,771	46,022	9,212	7,954	44,237	1,194		—
Ivy VIP Government Money Market, Class II	13,830	47	13,877	—	—	—	—	*	—

	$707,581			$65,839	$(2,604)	$512,307	$15,276		$22,986

44	ANNUAL REPORT	2021

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderately Aggressive – Managed Volatility
Delaware Ivy VIP Core Equity, Class II	$11,340	$743	$3,410	$841	$1,494	$11,008	$59		$412
Delaware Ivy VIP Corporate Bond, Class II	12,602	4,242	1,655	142	(1,065)	14,266	610		245
Delaware Ivy VIP Global Equity Income, Class II	10,448	1,011	1,803	328	1,126	11,110	239		—
Delaware Ivy VIP Growth, Class II	13,736	5,269	4,192	844	2,062	17,719	254		1,410
Delaware Ivy VIP High Income, Class I	461	94	62	6	(6)	493	29		—
Delaware Ivy VIP International Core Equity, Class II	12,875	1,228	2,471	366	1,252	13,250	138		—
Delaware Ivy VIP Limited-Term Bond, Class II	9,140	2,048	1,154	9	(242)	9,801	185		—
Delaware Ivy VIP Mid Cap Growth, Class I	8,821	1,991	2,342	871	(508)	8,833	116		924
Delaware Ivy VIP Small Cap Growth, Class I	2,198	504	484	37	(209)	2,046	35		231
Delaware Ivy VIP Smid Cap Core, Class II	955	41	701	(61)	241	475	—		—
Delaware Ivy VIP Value, Class II	10,192	521	3,747	643	1,887	9,496	175		—
Ivy VIP Government Money Market, Class II	675	1	676	—	—	—	—	*	—

	$93,443			$4,026	$6,032	$98,497	$1,840		$3,222

	12-31-20 Value	Gross Additions	Gross Reductions	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)	12-31-21 Value	Distributions Received		Capital Gain Distributions
Pathfinder Moderately Conservative – Managed Volatility
Delaware Ivy VIP Core Equity, Class II	$8,041	$751	$6,995	$1,961	$(374)	$3,384	$41		$286
Delaware Ivy VIP Corporate Bond, Class II	17,851	6,253	13,467	441	(1,752)	9,326	879		353
Delaware Ivy VIP Global Equity Income, Class II	5,615	665	4,422	117	624	2,599	128		—
Delaware Ivy VIP Growth, Class II	9,760	4,298	10,287	1,991	16	5,778	186		1,031
Delaware Ivy VIP High Income, Class I	826	155	591	(23)	22	389	52		—
Delaware Ivy VIP International Core Equity, Class II	6,920	768	5,512	728	222	3,126	74		—
Delaware Ivy VIP Limited-Term Bond, Class II	16,370	3,034	11,288	(32)	(370)	7,714	333		—
Delaware Ivy VIP Mid Cap Growth, Class I	6,618	1,653	5,738	2,030	(1,617)	2,946	87		695
Delaware Ivy VIP Small Cap Growth, Class I	1,533	368	1,218	17	(86)	614	25		162
Delaware Ivy VIP Smid Cap Core, Class II	428	30	449	(32)	115	92	—		—
Delaware Ivy VIP Value, Class II	7,466	563	6,841	1,330	453	2,971	124		—
Ivy VIP Government Money Market, Class II	1,835	61	1,896	—	—	—	—	*	—

	$83,263			$8,528	$(2,747)	$38,939	$1,929		$2,527

2021	ANNUAL REPORT	45

8.	INVESTMENT SECURITIES TRANSACTIONS ($ amounts in thousands)

The cost of purchases and the proceeds from maturities and sales of investment securities (excluding short-term securities) for the year ended December 31, 2021, were as follows:

	Purchases		Sales
	U.S. Government	Other Issuers	U.S. Government	Other Issuers
Pathfinder Aggressive	$—	$12,485	$—	$14,277
Pathfinder Conservative	—	29,846	—	36,139
Pathfinder Moderate	—	119,180	—	196,164
Pathfinder Moderately Aggressive	—	137,036	—	242,160
Pathfinder Moderately Conservative	—	37,541	—	57,909
Pathfinder Moderate – Managed Volatility	—	130,206	—	388,715
Pathfinder Moderately Aggressive – Managed Volatility	—	17,693	—	22,697
Pathfinder Moderately Conservative – Managed Volatility	—	18,599	—	68,704
Government Money Market	—	—	—	—

9.	CAPITAL SHARE TRANSACTIONS (All amounts in thousands)

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Pathfinder Aggressive				Pathfinder Conservative
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	219	$1,154	455	$2,017	1,423	$7,734	4,945	$24,739
Shares issued in reinvestment of distributions to shareholders:
Class II	918	4,619	2,257	8,768	1,303	6,783	1,739	7,983
Shares redeemed:
Class II	(1,420)	(7,371)	(2,118)	(9,369)	(3,766)	(20,261)	(4,826)	(24,087)

Net increase (decrease)	(283)	$(1,598)	594	$1,416	(1,040)	$(5,744)	1,858	$8,635

	Pathfinder Moderate				Pathfinder Moderately Aggressive
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	335	$1,792	189	$894	880	$4,843	848	$4,022
Shares issued in reinvestment of distributions to shareholders:
Class II	8,318	42,760	18,744	79,596	10,161	53,201	26,249	109,757
Shares redeemed:
Class II	(21,049)	(112,413)	(22,309)	(107,020)	(27,863)	(151,625)	(28,732)	(138,904)

Net decrease	(12,396)	$(67,861)	(3,376)	$(26,530)	(16,822)	$(93,581)	(1,635)	$(25,125)

	Pathfinder Moderately Conservative				Pathfinder Moderate – Managed Volatility
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	516	$2,783	558	$2,801	2,921	$17,825	1,390	$7,539
Shares issued in reinvestment of distributions to shareholders:
Class II	2,403	12,483	4,529	20,114	3,585	21,327	12,381	60,610
Shares redeemed:
Class II	(6,094)	(32,902)	(6,674)	(32,894)	(49,189)	(310,118)	(8,561)	(46,346)

Net increase (decrease)	(3,175)	$(17,636)	(1,587)	$(9,979)	(42,683)	$(270,966)	5,210	$21,803

46	ANNUAL REPORT	2021

	Pathfinder Moderately Aggressive – Managed Volatility				Pathfinder Moderately Conservative – Managed Volatility
	Year ended 12-31-21		Year ended 12-31-20		Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	571	$3,343	1,089	$5,429	1,065	$6,192	1,268	$6,624
Shares issued in reinvestment of distributions to shareholders:
Class II	506	2,886	2,141	9,697	567	3,230	1,234	6,043
Shares redeemed:
Class II	(2,011)	(11,700)	(2,203)	(11,187)	(10,182)	(61,136)	(1,716)	(9,067)

Net increase (decrease)	(934)	$(5,471)	1,027	$3,939	(8,550)	$(51,714)	786	$3,600

	Government Money Market
	Year ended 12-31-21		Year ended 12-31-20
	Shares	Value	Shares	Value
Shares issued from sale of shares:
Class II	36,424	$36,424	68,026	$68,026
Shares issued in reinvestment of distributions to shareholders:
Class II	3	3	616	616
Shares redeemed:
Class II	(83,218)	(83,218)	(156,759)	(156,759)

Net decrease	(46,791)	$(46,791)	(88,117)	$(88,117)

10.	OTHER FUND INFORMATION

At a meeting held on January 12, 2021, the Trustees, upon recommendation of the Audit Committee, selected PricewaterhouseCoopers LLP (“PwC”), contingent on PwC finalizing their independence assessment, to serve as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2021. PwC affirmed their independence as an independent registered public accounting firm on February 18, 2021. During the fiscal year ended December 31, 2020, Deloitte & Touche LLP’s (“Deloitte”) audit report on the financial statements of each Portfolio in the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. In addition, there were no disagreements between the Trust and Deloitte on accounting principles, financial statements disclosures or audit scope, which, if not resolved to the satisfaction of Deloitte, would have caused them to make reference to the disagreement in their reports. Neither the Trust nor anyone on its behalf has consulted with PwC at any time prior to their selection with respect to the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on each Portfolio’s financial statements.

11.	FEDERAL INCOME TAX MATTERS ($ amounts in thousands)

For Federal income tax purposes, cost of investments owned at December 31, 2021 and the related unrealized appreciation (depreciation) were as follows:

Portfolio	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Unrealized Appreciation
Pathfinder Aggressive	$66,656	$8,518	$1,195	$7,323
Pathfinder Conservative	105,052	7,062	2,137	4,925
Pathfinder Moderate	586,007	62,306	13,641	48,665
Pathfinder Moderately Aggressive	707,027	85,007	15,461	69,546
Pathfinder Moderately Conservative	175,700	15,565	3,775	11,790
Pathfinder Moderate — Managed Volatility	498,307	47,405	17,549	29,856
Pathfinder Moderately Aggressive — Managed Volatility	93,406	10,367	2,261	8,106
Pathfinder Moderately Conservative — Managed Volatility	39,211	2,384	1,597	787
Government Money Market	48,862	—	—	—

2021	ANNUAL REPORT	47

For Federal income tax purposes, the Portfolios’ undistributed earnings and profit for the year ended December 31, 2021 and the post-October and late-year ordinary activity updated with information available through the date of this report were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Tax Return of Capital	Post- October Capital Losses Deferred	Late- Year Ordinary Losses Deferred
Pathfinder Aggressive	$1,492	$4,571	$—	$—	$—
Pathfinder Conservative	3,005	6,883	—	—	—
Pathfinder Moderate	14,564	47,460	—	—	—
Pathfinder Moderately Aggressive	16,465	61,951	—	—	—
Pathfinder Moderately Conservative	4,457	12,866	—	—	—
Pathfinder Moderate — Managed Volatility	15,026	80,668	—	—	—
Pathfinder Moderately Aggressive — Managed Volatility	1,609	6,427	—	—	—
Pathfinder Moderately Conservative — Managed Volatility	2,162	9,817	—	—	—
Government Money Market	3	—	—	—	—

Internal Revenue Code regulations permit each Portfolio to elect to defer into its next fiscal year capital losses and certain specified ordinary items incurred between each November 1 and the end of its fiscal year. Each Portfolio is also permitted to defer into its next fiscal certain ordinary losses that are generated between January 1 and the end of its fiscal year.

The tax character of dividends and distributions paid during the two fiscal years ended December 31, 2021 and 2020 were as follows:

	December 31, 2021		December 31, 2020
Portfolio	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains	Distributed Ordinary Income(1)	Distributed Long-Term Capital Gains
Pathfinder Aggressive	$1,597	$3,022	$1,191	$7,578
Pathfinder Conservative	3,023	3,760	2,101	5,882
Pathfinder Moderate	16,715	26,046	14,439	65,157
Pathfinder Moderately Aggressive	20,766	32,434	17,246	92,511
Pathfinder Moderately Conservative	5,195	7,288	4,264	15,850
Pathfinder Moderate — Managed Volatility	12,123	9,204	9,296	51,313
Pathfinder Moderately Aggressive — Managed Volatility	1,487	1,399	1,202	8,495
Pathfinder Moderately Conservative — Managed Volatility	1,532	1,698	1,133	4,910
Government Money Market	3	—	623	—

(1)	Includes short-term capital gains distributed, if any.

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are due to differing treatments for items such as deferral of wash sales, post-October losses, late-year ordinary losses, foreign currency transactions, net operating losses, income from passive foreign investment companies (PFICs) and partnership transactions.

48	ANNUAL REPORT	2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	IVY VIP

To the Board of Trustees of Ivy Variable Insurance Portfolios and Shareholders of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility and Delaware Ivy VIP Government Money Market

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Delaware Ivy VIP Pathfinder Aggressive, Delaware Ivy VIP Pathfinder Conservative, Delaware Ivy VIP Pathfinder Moderate, Delaware Ivy VIP Pathfinder Moderately Aggressive, Delaware Ivy VIP Pathfinder Moderately Conservative, Delaware Ivy VIP Pathfinder Moderate — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility and Delaware Ivy VIP Government Money

Market (formerly known as Ivy VIP Pathfinder Aggressive, Ivy VIP Pathfinder Conservative, Ivy VIP Pathfinder Moderate, Ivy VIP Pathfinder Moderately Aggressive, Ivy VIP Pathfinder Moderately Conservative, Ivy VIP Pathfinder Moderate — Managed Volatility, Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility, Ivy VIP Pathfinder Moderately Conservative — Managed Volatility, and Ivy VIP Government Money Market, respectively) (nine of the series constituting Ivy Variable Insurance Portfolios, hereafter collectively referred to as the “Portfolios”) as of December 31, 2021, and the related statements of operations and of changes in net assets, including the related notes, and the financial highlights for the year ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2021, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the year ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Portfolios as of and for the year ended December 31, 2020 and the financial highlights for each of the periods ended on or prior to December 31, 2020 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated February 12, 2021 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and transfer agents. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 17, 2022

We have served as the auditor of one or more investment companies in Delaware Funds by Macquarie® since 2010.

2021	ANNUAL REPORT	49

INCOME TAX INFORMATION	IVY VIP

AMOUNTS NOT ROUNDED (UNAUDITED)

The Portfolios hereby designate the following amounts of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction and Section 163(j) interest dividends eligible to be treated as interest income for purposes of Section 163(j) for corporations for the tax period ended December 31, 2021:

	Dividends Received Deduction for Corporations	Section 163(j) Interest Dividends for Corporations
Pathfinder Aggressive	$477,090	$—
Pathfinder Conservative	454,529	—
Pathfinder Moderate	3,908,192	—
Pathfinder Moderately Aggressive	5,294,874	—
Pathfinder Moderately Conservative	1,030,241	—
Pathfinder Moderate — Managed Volatility	4,069,192	—
Pathfinder Moderately Aggressive — Managed Volatility	595,277	—
Pathfinder Moderately Conservative — Managed Volatility	420,976	—
Government Money Market	—	2,686

The Portfolio hereby designate the following amounts as distributions of long-term capital gains:

Pathfinder Aggressive	$3,021,972
Pathfinder Conservative	3,760,172
Pathfinder Moderate	26,045,525
Pathfinder Moderately Aggressive	32,434,315
Pathfinder Moderately Conservative	7,287,721
Pathfinder Moderate — Managed Volatility	9,203,657
Pathfinder Moderately Aggressive — Managed Volatility	1,398,938
Pathfinder Moderately Conservative — Managed Volatility	1,698,210
Government Money Market	—

Internal Revenue Code regulations permit each qualifying Portfolio to elect to pass through a foreign tax credit to shareholders with respect to foreign taxes paid by the Portfolio. Each Portfolio elected to pass the following amounts of creditable foreign taxes through to their shareholders:

	Foreign Tax Credit	Foreign Derived Income
Pathfinder Aggressive	$27,702	$247,453
Pathfinder Conservative	14,729	131,565
Pathfinder Moderate	172,027	1,536,656
Pathfinder Moderately Aggressive	264,209	2,360,088
Pathfinder Moderately Conservative	37,971	339,181
Pathfinder Moderate — Managed Volatility	194,127	1,734,070
Pathfinder Moderately Aggressive — Managed Volatility	31,925	285,173
Pathfinder Moderately Conservative — Managed Volatility	17,199	153,632

50	ANNUAL REPORT	2021

BOARD OF TRUSTEES / DIRECTORS AND OFFICERS ADDENDUM	IVY VIP

(UNAUDITED)

Interested Trustee

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)	150	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010-April 2015)

Independent Trustees
Jerome D. Abernathy[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	150	None
Thomas L. Bennett[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	Private Investor (March 2004-Present)	150	None
Ann D. Borowiec[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	150	Director — Banco Santander International (October 2016-December 2019) Director — Santander Bank, N.A. (December 2016-December 2019)
Joseph W. Chow[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	Private Investor (April 2011-Present)	150	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)
H. Jeffrey Dobbs 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since April 2019	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)	150

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children’s Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy Funds Complex (2019-2021)

2021	ANNUAL REPORT	51

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
John A. Fry[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)	150

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015- 2019)

Director and Audit Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director — Federal Reserve Bank of Philadelphia (January 2020-Present)

Joseph Harroz, Jr. 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since November 1998	President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)	150

Director, OU Medicine, Inc. (2020-present); Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Trustee, Ivy Funds Complex (1998-2021)

52	ANNUAL REPORT	2021

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Sandra A.J. Lawrence 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since April 2019	Chief Administrative Officer, Children’s Mercy Hospitals and Clinics (2016-2019); CFO, Children’s Mercy Hospitals and Clinics (2005-2016)	150

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2021-Present) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) National Board (2022-Present); Regional Board (2017-2021)

Director, American Shared Hospital Services (medical device) (2017-2021)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

Co-Chair, Women Corporate Directors (director education) (2018-2020)

Trustee, Ivy Funds Complex (2019-2021)

Director, Brixmor Property Group Inc. (2021-Present)

Director, Sera Prognostics Inc. (biotechnology) (2021-Present)

Director, Recology (resource recovery) (2021-Present)

Frances A. Sevilla-Sacasa[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	Private Investor (January 2017-Present) Chief Executive Officer — Banco Itaú International (April 2012-December 2016) Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)	150

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit & Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	Vice Chairman (2010-April 2013) — PNC Financial Services Group	150

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

2021	ANNUAL REPORT	53

Name, Address, and Birth Date	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
Christianna Wood[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)	150

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	150	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers

Name, Address, and Birth Date	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President, General Counsel, and Secretary since April 2021	David F. Connor has served in various capacities at different times at Macquarie Investment Management.
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President and Treasurer since April 2021	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since April 2021	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1 Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager. Mr. Lytle was appointed as Trustee of the Trust effective April 30, 2021.

2 Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds’ Manager, principal underwriter, and transfer agent.

3 Messrs. Abernathy, Bennett, Chow, Fry, Whitford, and Mss. Borowiec, Sevilla-Sacasa, Wood, Yeomans were appointed as Trustees of the Trust effective April 30, 2021.

4 David F. Connor and Daniel V. Geatens serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager and principal underwriter as the Funds. Mr. Geatens also serves as the Chief Financial Officer of the Optimum Fund Trust, and he is the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The Statement of Additional Information for the Portfolios includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 888-923-3355.

54	ANNUAL REPORT	2021

ANNUAL PRIVACY NOTICE	IVY VIP

(UNAUDITED)

FACTS	What does Ivy Variable Insurance Portfolios do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. The information can include:
• Social Security Number and income,
• Assets and transaction history, and
• Checking account information and wire transfer instructions.
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share customers’ personal information to conduct everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons Ivy Variable Insurance Portfolios chooses to share, and whether you can limit this sharing.

Reasons we can share your personal information	Does Ivy Variable Insurance Portfolios share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your accounts, respond to court orders and legal investigations or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call 1(800) 777-6472 with questions about this notice. Client service representatives are available Monday through Friday from 7:30 am to 5:00 pm CST. You may also go to www.ivyinvestments.com/privacy_policy.
If we serve you through an investment professional, such as a registered representative of a broker-dealer or an investment adviser representative (each, a “financial advisor”), please contact them directly. Specific internet addresses, mailing addresses and telephone numbers are listed on your statements and other correspondence.

Who we are
Who is providing this notice?	Ivy Variable Insurance Portfolios

What we do
How does Ivy Variable Insurance Portfolios protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Ivy Variable Insurance Portfolios collect my personal information?	We collect your personal information, for example, when you:
• Give us your contact information or other personal information,
• Open an account, or
• Make deposits to an account or withdrawals from an account.
We also collect your personal information from our affiliates.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
• Sharing for affiliates’ everyday business purposes – information about your creditworthiness,
• Affiliates from using your information to market to you, and
• Sharing for non-affiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

2021	ANNUAL REPORT	55

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Affiliates of Ivy Funds include Waddell & Reed Services Company, Ivy Distributors, Inc., and Ivy Investment Management Company.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Ivy Funds does not share your personal information with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you.
• Ivy Funds does not jointly market.

Other important information
If you own shares of Ivy Variable Insurance Portfolios in the name of a third party, such as a bank or a broker-dealer, the third party’s privacy policy may apply to you in addition to ours.
If you are working with a financial advisor, and the financial advisor leaves their firm and joins another non-affiliated broker-dealer or registered investment adviser, then the financial advisor may be permitted to use limited information to contact you. The information that the financial advisor may use is comprised of your name, address, email address, telephone number and account title.

56	ANNUAL REPORT	2021

PROXY VOTING INFORMATION	IVY VIP

(UNAUDITED)

Proxy Voting Guidelines

A description of the policies and procedures Ivy Variable Insurance Portfolios uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1.888.923.3355 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Records

Information regarding how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on Form N-PX at www.ivyinvestments.com and on the SEC’s website at www.sec.gov.

2021	ANNUAL REPORT	57

QUARTERLY PORTFOLIO SCHEDULE INFORMATION	IVY VIP

(UNAUDITED)

Portfolio holdings can be found on the Trust’s website at www.ivyinvestments.com. Alternatively, a complete schedule of portfolio holdings of each Portfolio for the first and third quarters of each fiscal year is filed with the SEC and can be found as an exhibit to the Trust’s Form N-PORT. These holdings may be viewed in the following ways:

•	On the SEC’s website at www.sec.gov.

•	For review and copy at the SEC’s Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

58	ANNUAL REPORT	2021

DELAWARE FUNDS BY MACQUARIE FAMILY

Global/International Portfolios

Delaware Ivy VIP Global Equity Income

Delaware Ivy VIP Global Growth

Delaware Ivy VIP International Core Equity

Domestic Equity Portfolios

Delaware Ivy VIP Core Equity

Delaware Ivy VIP Growth

Delaware Ivy VIP Mid Cap Growth

Delaware Ivy VIP Small Cap Growth

Delaware Ivy VIP Smid Cap Core

Delaware Ivy VIP Value

Fixed Income Portfolios

Delaware Ivy VIP Corporate Bond

Delaware Ivy VIP Global Bond

Delaware Ivy VIP High Income

Delaware Ivy VIP Limited-Term Bond

Money Market Portfolio

Delaware Ivy VIP Government Money Market

Specialty Portfolios

Delaware Ivy VIP Asset Strategy

Delaware Ivy VIP Balanced

Delaware Ivy VIP Energy

Delaware Ivy VIP Natural Resources

Delaware Ivy VIP Pathfinder Aggressive

Delaware Ivy VIP Pathfinder Conservative

Delaware Ivy VIP Pathfinder Moderate

Delaware Ivy VIP Pathfinder Moderately Aggressive

Delaware Ivy VIP Pathfinder Moderately Conservative

Delaware Ivy VIP Pathfinder Moderate — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Aggressive — Managed Volatility

Delaware Ivy VIP Pathfinder Moderately Conservative — Managed Volatility

Delaware Ivy VIP Science and Technology

Delaware Ivy VIP Securian Real Estate Securities

The underlying portfolios discussed in this report are only available as investment options in variable annuity and variable life insurance contracts issued by life insurance companies. They are not offered or made available directly to the general public.

This report is submitted for the general information of the shareholders of Ivy Variable Insurance Portfolios. It is not authorized for distribution to prospective investors in a Portfolio unless accompanied with or preceded by the current Portfolio prospectus as well as the variable product prospectus.

2021	ANNUAL REPORT	59

ANN-VIP-PF (12/21)

ITEM  2.  CODE OF ETHICS

(a)

As of December 31, 2021, the Registrant has adopted a code of ethics (the Code), as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

(b)

There have been no amendments, during the period covered by this report, to a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the Code.

(c)

During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code that applies to the registrant’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether those individuals were employed by the registrant or a third party, that related to one or more of the items set forth in paragraph (b) of this item’s instructions.

ITEM  3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Registrant has determined that each of H. Jeffrey Dobbs, John A. Fry, Sandra A.J. Lawrence and Frances A. Sevilla-Sacasa (Chair) is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Each of Mr. Dobbs, Mr. Fry, Ms. Lawrence and Ms. Sevilla-Sacasa is independent for purposes of Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of trustees.

ITEM  4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for each of the last two fiscal years are as follows:

2020	$428,600
2021	743,661

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s annual financial statements and are not reported under paragraph (a) of this Item are as follows:

2020	$0
2021	0

These fees are related to the review of Form N-1A.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows:

2020	$167,120
2021	0

These fees are related to the review of the registrant’s tax returns.

(d)	All Other Fees

The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item are as follows:

2020	$41,907
2021	58,131

These fees are related to the review of internal control.

(e) (1)	Registrant’s audit committee considers with the principal accountants all audit services to be provided by the principal accountants and pre-approves all such audit services.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted and overseen by the investment advisor) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant; provided that the pre-approval requirement does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval and (ii) do not aggregate more than 5% of total fees paid to the principal accountants by the registrant for all services and by the registrant’s investment adviser for non-audit services if the engagement relates directly to the operations or financial reporting of the registrant during the fiscal year in which those services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

(e) (2)

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the audit committee pursuant to the waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable

(g)

$209,027 and $58,131 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $53,250 and $34,900 are the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	Not Applicable.

ITEM  5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM  6.  SCHEDULE OF INVESTMENTS.

(a)    See Item 1 Shareholder Report.

(b)    Not Applicable.

ITEM  7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM  8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

ITEM  10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees.

ITEM  11.  CONTROLS AND PROCEDURES.

(a)    Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

In accordance with Rule 30a-3 under the 1940 Act, within 90 days prior to the filing date of this report on Form N-CSR, management, with the participation of the principal executive officer and principal financial officer, evaluated the effectiveness of the disclosure controls and procedures of the Registrant. Based on its evaluation, the principal executive officer and principal financial officer have determined that, as of a date within 90 days of the filing date of this report, the Registrant’s disclosure controls and procedures were effective.

Remediation of Material Weakness in Internal Control over Financial Reporting

Management has completed the remediation efforts relating to a previously reported material weakness in the Registrant’s internal controls over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the company’s annual or interim financial statements will not be prevented or detected on a timely basis. As of June 30, 2021, management concluded that it did not design or maintain controls to evaluate the valuation model and available observable inputs related to the fair valuation of certain private equity securities provided by a third-party valuation service. Certain private equity securities that were valued by third party valuation services were not subject to Valuation Committee review. This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in adjustments which were reflected in the financial statements to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the period ended June 30, 2021.

The steps management took to remediate this material weakness included implementing enhancements to the existing fair valuation process as follows: (i) investment teams will review all reasonably available observable inputs and other information relevant to the valuation of each private equity security valuation prepared by a third-party appraiser/expert and provide this information to the Valuation Committee for consideration; and (ii) management will escalate each private equity security valuation prepared by a third-party appraiser/expert to the Valuation Committee and the Valuation Committee will review and approve those valuations only after ensuring that they incorporate U.S. GAAP considerations for fair value, specifically the consideration of observable inputs, as applicable.

As a result of these remediation activities, management has determined that the Registrant’s internal controls over financial reporting are designed appropriately and at a sufficient level of precision and have been operating effectively for a sufficient period of time, such that the material weakness previously identified as of June 30, 2021, has been remediated as of December 31, 2021.

(b)    Changes in Internal Control

Other than the enhancements to controls noted above, there have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM  12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM  13.  EXHIBITS.

(a) (1) The Code described in Item 2 of this Form N-CSR.

Attached hereto as Exhibit 99.CODE.

(a)  (2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)).

Attached hereto as Exhibit 99.CERT.

(b)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)).

Attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/David F. Connor
David F. Connor, Secretary

Date:	March 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Shawn K. Lytle
Shawn K. Lytle, Principal Executive Officer

Date:	March 3, 2022

By	/s/Richard Salus
Richard Salus, Principal Financial Officer

Date:	March 3, 2022